UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

E2open Parent Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

E2open Parent Holdings, Inc.

14135 Midway Road, Suite G300

Addison, TX 75001

NOTICE OF WRITTEN CONSENT AND APPRAISAL RIGHTS

AND INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

To our Stockholders:

This notice of written consent and appraisal rights and information statement is being furnished to the holders of Company Common Stock (as defined below), of E2open Parent Holdings, Inc., a Delaware corporation (“Company” or “E2open”), in connection with the Agreement and Plan of Merger (the “Merger Agreement”) with E2open Holdings, LLC, a Delaware limited liability company (“Holdings”, and together with the Company, the “Company Parties”), WiseTech Global Limited, an Australian public company limited by shares (“Parent”), Emerald Parent Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Company Merger Sub”) and Emerald Holdings Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Holdings Merger Sub” and, together with Parent and Company Merger Sub, the “Parent Parties”). Pursuant to the Merger Agreement, Company Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Surviving Corporation”) (such merger, the “Company Merger”) and Holdings Merger Sub will be merged with and into Holdings, with Holdings surviving as wholly owned subsidiary of Parent (the “Surviving LLC”) (such merger, the “Holdings Merger” and together with the Company Merger, the “Mergers”). A summary of the Merger Agreement is provided in the accompanying information statement and a copy of the Merger Agreement is attached as Annex A to the accompanying information statement, and each are incorporated by reference into this notice. Upon consummation of the Mergers, on the terms and subject to the conditions set forth in the Merger Agreement:

i.

each issued and outstanding share of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) (other than any Owned Company Shares or Dissenting Company Shares (each as defined below)) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $3.30, without interest thereon (the “Per Share Price”);

ii.

each issued and outstanding share of Series B-1 Common Stock of the Company (“Class B-1 Common Stock”) (other than any Owned Company Shares or Dissenting Company Shares) pending conversion will be automatically cancelled, extinguished and converted into the right to receive the Per Share Price;

iii.

each issued and outstanding share of Series B-2 Common Stock of the Company (“Class B-2 Common Stock”) (other than any Owned Company Shares or Dissenting Company Shares) will automatically vest in accordance with its terms and will be automatically cancelled, extinguished and converted into the right to receive the Per Share Price;

iv.

each issued and outstanding share of Class V Common Stock of the Company (“Class V Common Stock”), which for the avoidance of doubt are non-economic voting shares that correspond on a one-for-one basis with the common units of Holdings (“Holdings Common Units”) (other than any Dissenting Company Shares), will be automatically cancelled and extinguished without any conversion thereof or consideration paid therefor;

v.

each share of the Class A Common Stock, the Class B-1 Common Stock, the Class B-2 Common Stock and the Class V Common Stock (collectively, the “Company Common Stock”) that is (A) held by the Company as treasury stock or (B) owned by the Parent Parties or any of their respective Affiliates, in each case as of immediately prior to the Company Merger Effective Time (as defined below) (collectively, the “Owned Company Shares”) will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor;

vi.

each issued and outstanding Holdings Common Unit (other than any Excluded Units, any Owned Holdings Common Units or any other Holdings Restricted Common Units (each as defined below)) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $3.30, without interest thereon (the “Per Unit Price”);

vii.

each issued and outstanding Series 2 restricted common unit (“Series 2 RCU”) of Holdings (other than the Excluded Units and the Owned Holdings Common Units) will automatically vest in accordance with its terms and will be automatically cancelled, extinguished and converted into the right to receive the Per Unit Price;

viii.

each Holdings Common Unit and the Series 2 RCUs and the Restricted Common Units (as defined in the Limited Liability Company Agreement of Holdings, as amended (“Holdings LLCA”), and together with the Series 2 RCUs, the “Holdings Restricted Common Units”), as applicable, that is directly held by the Company Parties as of immediately prior to the Holdings Merger Effective Time (as defined below) (collectively, the “Excluded Units”) shall be unaffected by the Holdings Merger and shall remain outstanding as Holdings Common Units and Holdings Restricted Common Units, as applicable, of the Surviving LLC held by the Company Parties; and

ix.

each Holdings Common Unit and Holdings Restricted Common Unit, as applicable, that is owned by the Parent Parties or any of their respective Affiliates as of immediately prior to the Holdings Merger Effective Time (collectively, the “Owned Holdings Common Units”) shall be automatically cancelled and extinguished without any conversion thereof or consideration paid therefor.

In addition, at the Company Merger Effective Time, each outstanding Company warrant (“Company Warrant”) shall, in accordance with the terms of the Warrant Agreement, dated as of April 28, 2020, by and between the Company and the Company’s warrant agent therein (“Warrant Agreement”), automatically and without any required action on the part of the holder thereof or any other Person, cease to represent a Company Warrant exercisable for Class A Common Stock and shall become a Company Warrant exercisable for the Per Share Price in accordance with the terms of the Warrant Agreement. If a registered holder under the Warrant Agreement properly exercises a Company Warrant within thirty (30) days following the public disclosure of the consummation of the Company Merger pursuant to a Current Report on Form 8-K filed with the U.S. Securities & Exchange Commission (the “SEC”), the Warrant Price (as defined under the Warrant Agreement), with respect to such exercise shall be reduced by an amount equal to the difference of (i) the Warrant Price in effect prior to such reduction minus (ii) (A) the Per Share Price (but in no event less than zero) minus (B) the Black-Scholes Warrant Value (as defined in the Warrant Agreement).

The board of directors of E2open (the “Board”) formed a tax receivable agreement committee of the Board (the “TRA Committee”), comprised solely of independent and disinterested members of the Board, to review and evaluate the Tax Receivable Agreement, dated as of February 4, 2021, by and among the Company and other parties thereto (the “TRA”), and the entry into an amendment to the TRA, dated as of May 25, 2025 (the “TRA Amendment”), in connection with the consummation of the Mergers and other transactions. Both the TRA Committee and the Board determined that the transactions contemplated by the Merger Agreement, including the treatment of the TRA, are fair to, and in the best interest of, the Company and its stockholders.

The adoption of the Merger Agreement by E2open’s stockholders required the affirmative vote or written consent by holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon. On May 25, 2025, Temasek Holdings (Private) Limited (via Aranda Investments Pte Ltd), CC NB Sponsor I Holdings LLC, The Liverpool Limited Partnership, Elliott Associates LP, Elliott International LP, Francisco Partners III (Cayman), L.P., Francisco Partners Parallel Fund III (Cayman), L.P., Insight Venture Partners (Cayman) IX, L.P., Insight Venture Partners Growth- Buyout Coinvestment Fund (Cayman), L.P., Insight Venture Partners Growth- Buyout Coinvestment Fund (Delaware), L.P., Insight Venture Partners (Delaware) IX, L.P., Insight E2open Aggregator LLC, Neuberger Berman Opportunistic Capital Solutions Master Fund LP, Tim Ivan Maudlin and Timothy I. Maudlin 2021 Family Trust (collectively, the “Principal Stockholders”), which together on May 25, 2025, beneficially owned 154,607,167 shares of Class A Common Stock and 29,793,519 shares of Class V Common Stock, representing approximately 53.76% of the aggregate voting power of the issued and outstanding shares of Company Common Stock, delivered a written consent approving and adopting in all respects the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers (the “Stockholder Consent”). As a result, no further action by any stockholder of E2open is required under applicable law or the Merger Agreement (or otherwise) to adopt the Merger Agreement, and E2open will not be soliciting your vote for or consent to the adoption of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement and will not call a stockholders’ meeting for purposes of voting on the adoption of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement. This notice and the accompanying information statement shall constitute notice to you from E2open of the Stockholder Consent contemplated by Section 228(e) of the Delaware General Corporation Law (the “DGCL”).

Under Section 262 of the DGCL, if the Company Merger is completed, subject to compliance with the requirements of Section 262 of the DGCL, holders of shares of Company Common Stock, other than the Principal Stockholders, will have the right to seek an appraisal for, and be paid the “fair value” in cash of, their shares of Company Common Stock (as determined by the Delaware Court of Chancery), together with interest, if any, on the amount determined to be fair value, instead of receiving $3.30 in cash, without interest thereon, to the extent applicable, for each share of Company Common Stock that you own, provided that you properly exercise, and do not withdraw, waive or fail to perfect, appraisal rights under Section 262 of the DGCL. To exercise your appraisal rights, you must submit a written demand for an appraisal to E2open no later than twenty (20) days after the mailing of this information statement, which mailing date is July 14, 2025 and comply precisely with other procedures set forth in Section 262 of the DGCL, which are summarized in the accompanying information statement. A copy of Section 262 of the DGCL is accessible without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. This notice and the accompanying information statement shall constitute notice to you from E2open of the availability of appraisal rights under Section 262 of the DGCL in connection with the Company Merger.

We urge you to read the entire information statement carefully. If the Mergers are completed, you will receive instructions regarding payment for your shares of Class A Common Stock.

BY ORDER OF THE BOARD OF DIRECTORS,

Andrew M. Appel	Chinh E. Chu
Chief Executive Officer	Chairman of the Board of Directors

Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Mergers, passed upon the merits or fairness of the Mergers or passed upon the adequacy or accuracy of the disclosures in this notice or the accompanying information statement. Any representation to the contrary is a criminal offense.

This information statement is dated July 14, 2025 and is first being mailed to stockholders on or about July 14, 2025.

i

Page
No Solicitation or Negotiation	95
Continuing Employee Matters	96
Indemnification and Insurance	98
Other Covenants and Agreements	100
Conditions to Consummation of the Mergers	100
Termination of the Merger Agreement	102
Termination Fees and Expenses	103
Superior Proposal and Change of Recommendation	103
Amendment and Waiver	104
Sole Remedy	105
Jurisdiction	105
Governing Law	105
The Merger Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rules.	105
IMPORTANT INFORMATION REGARDING E2OPEN	106
Company Background	106
Directors and Executive Officers	106
Security Ownership of Certain Beneficial Owners and Management	110
Past Contracts, Transactions, Negotiations and Agreements	115
Selected Historical Consolidated Financial Data	117
Book Value Per Share	118
Market Price of E2open Class A Common Stock	118
Dividends	118
APPRAISAL RIGHTS	119
General	119
How to Exercise and Perfect Your Appraisal Rights	120
Who May Exercise Appraisal Rights	121
Surviving Corporation’s Actions After Completion of the Mergers	122
WHERE YOU CAN FIND MORE INFORMATION AND INCORPORATION BY REFERENCE	126
HOUSEHOLDING OF INFORMATION STATEMENT	127
Annex A—Agreement and Plan of Merger	A-1
Annex B—Opinion of Rothschild & Co US Inc.	B-1
Annex C—Amendment No. 1 to Tax Receivable Agreement	C-1

ii

SUMMARY

This summary highlights selected information from this information statement and may not contain all of the information that is important to you. To fully understand the Mergers, as defined and as described below, contemplated by the Agreement and Plan of Merger, dated as of May 25, 2025 (the “Merger Agreement”), by and among E2open Parent Holdings, Inc., a Delaware corporation (“Company” or “E2open”), E2open Holdings, LLC, a Delaware limited liability company (“Holdings”, and together with the Company, the “Company Parties”), WiseTech Global Limited, an Australian public company limited by shares (“Parent”), Emerald Parent Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Company Merger Sub”) and Emerald Holdings Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Holdings Merger Sub” and, together with Parent and Company Merger Sub, the “Parent Parties”), and for a more complete description of the legal terms of the Mergers, you should carefully read this entire information statement, the annexes attached to this information statement and the documents referred to or incorporated by reference in this information statement. We have included page references in parentheses to direct you to the appropriate place in this information statement for a more complete description of the topics presented in this summary. In this information statement, the terms “E2open,” “Company,” “we,” “us” and “our” refer to E2open Parent Holdings, Inc. All references in this information statement to terms defined in the notice to which this information statement is attached have the meanings provided in that notice. This information statement is dated July 14, 2025 and is first being mailed to our stockholders on or about July 14, 2025.

The Parties to the Merger Agreement

E2open. E2open, based in Addison, Texas, is a world-class provider of cloud-based, end-to-end software configuration management (“SCM”) and orchestration software. E2open’s connected supply chain software platform enables the largest companies to transform the way they make, move and sell goods and services. With a cloud-native global software as a service (“SaaS”) platform purpose-built for modern supply chains, E2open connects more than 500,000 manufacturing, logistics, channel and distribution partners across our multi-enterprise network processing over 18 billion transactions annually. Our SaaS platform spans many key strategic and operational areas including omni-channel, demand sensing, supply planning, global trade management, transportation and logistics and manufacturing and supply management. E2open generates revenue from the sale of software subscriptions and professional services. Our software combines networks, data and applications to provide a highly integrated, mission-critical platform that allows clients to optimize their channel and supply chains and accelerate their growth, reduce costs, increase visibility and improve resiliency. Given the mission-critical nature of our solutions, E2open maintains long-term relationships with our clients, which is reflected by our long client tenure. As of June 26, 2025 E2open serves approximately 5,600 clients in all major countries in the world across a wide range of end-markets, including consumer goods, food and beverage, manufacturing, retail, industrial and automotive, aerospace and defense, technology and transportation, among others. E2open’s principal executive offices are located at 14135 Midway Road, Suite G300, Addison, Texas 75001 and its telephone number is (866) 432-6736. E2open’s website is www.e2open.com. The information contained on, or accessible through, E2open’s website is not part of this information statement. Additional information about E2open is included in documents incorporated by reference into this information statement and our filings with the U.S. Securities & Exchange Commission (“SEC”), copies of which may be obtained without charge by following the instructions in “Where You Can Find More Information and Incorporation by Reference” beginning on page 126.

E2open’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), is listed with, and trades on, the New York Stock Exchange (the “NYSE”) under the ticker symbol “ETWO.” The Company’s warrants are listed on the OTC Markets under the ticker symbol “ETWOW.”

Holdings. Holdings was formed in January 2015 in connection with the acquisition of a controlling interest in E2Open, Inc. by Insight Partners and other investors in March 2015 and the subsequent delisting of E2Open, Inc.’s stock by NASDAQ and conversion into a limited liability company in April 2016. In connection with the consummation of the Company’s business combination transaction to become a publicly listed company in February 2021, Holdings became a subsidiary of E2open with its equity interests held by E2open and the then existing owners of Holdings. Holding’s principal executive offices are located at 14135 Midway Road, Suite G300, Addison, Texas 75001 and its telephone number is (866) 432 6736.

Parent. Parent is WiseTech Global Limited, an Australian public company limited by shares. Parent is a leading provider of logistics execution software solutions and is listed on the Australian Securities Exchange under ticker symbol “WTC”. Founded in 1994, Parent is a leading developer and provider of software solutions to the logistics execution industry globally. Its customers include over 16,500 of the world’s logistics companies across 195 countries, including 46 of the top 50 global third-party logistics providers and 24 of the 25 largest global freight forwarders worldwide. Parent’s mission is to change the world by creating breakthrough products that enable and empower those that own and operate the supply chains of the world. Parent is relentless about innovation, adding over 5,800 product enhancements to its global CargoWise application suite in the last five years while bringing meaningful continual improvement to the world’s supply chains. Its breakthrough software solutions are renowned for their powerful productivity, extensive functionality, comprehensive integration, deep compliance capabilities and truly global reach. After the consummation of the Mergers (the “Closing”), Parent will be the parent company of E2open. Parent’s registered office is located at 25 Bourke Road, Alexandria NSW 2015 Australia and its telephone number is +61 (2) 8001 2200.

Holdings Merger Sub. Holdings Merger Sub was formed by Parent solely for the purpose of entering into the Merger Agreement, consummating the Holdings Merger and engaging in the transactions contemplated by the Merger Agreement with E2open. Holdings Merger Sub is a wholly owned subsidiary of Parent and has not carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to its formation and pursuant to the Merger Agreement, the performance of its obligations under the Merger Agreement and matters ancillary to the Merger Agreement. Upon consummation of the Holdings Merger, Holdings Merger Sub will cease to exist. Holdings Merger Sub’s principal executive offices are located at 1051 East Woodfield Road, Schaumburg, IL 60173 and its telephone number is (847) 364-5600.

Company Merger Sub. Company Merger Sub was formed by Parent solely for the purpose of entering into the Merger Agreement, consummating the Company Merger and engaging in the transactions contemplated by the Merger Agreement with E2open. Company Merger Sub is a wholly owned subsidiary of Parent and has not carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to its formation and pursuant to the Merger Agreement, the performance of its obligations under the Merger Agreement and matters ancillary to the Merger Agreement. Upon consummation of the Company Merger, Company Merger Sub will cease to exist. Company Merger Sub’s principal executive offices are located at 1051 East Woodfield Road, Schaumburg, IL 60173 and its telephone number is (847) 364-5600.

The Mergers

On May 25, 2025, E2open entered into the Merger Agreement with Holdings and the Parent Parties. Upon the terms and subject to the conditions provided in the Merger Agreement:

1.

The Holdings Merger. At the effective time of the Holdings Merger (“Holdings Merger Effective Time”) and in accordance with the applicable provisions of the Delaware Limited Liability Company Act (the “DLLCA”), on the Closing Date (as defined in the Merger Agreement), (i) Holdings Merger Sub will be merged with and into Holdings; (ii) the separate limited liability company existence of Holdings Merger Sub will thereupon cease; and (iii) Holdings will continue as the surviving limited liability company of the Holdings Merger and, immediately following the Company Merger Effective Time (as defined below), as a wholly owned subsidiary of Parent. Holdings, as the surviving limited liability company of the Holdings Merger, is sometimes referred to herein as the “Surviving LLC.”

2.

The Company Merger. At the effective time of the Company Merger (“Company Merger Effective Time”) and in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”), on the Closing Date, (i) Company Merger Sub will be merged with and into the Company; (ii) the separate corporate existence of Company Merger Sub will thereupon cease; and (iii) the Company will continue as the surviving corporation of the Company Merger and as a wholly owned subsidiary of Parent. The Company, as the surviving corporation of the Company Merger, is sometimes referred to herein as the “Surviving Corporation.”

The Merger Consideration

Common Stock

Subject to the terms and conditions of the Merger Agreement, at the Company Merger Effective Time, (i) each share of common stock, par value $0.01 per share of Company Merger Sub that is issued and outstanding as of immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into and become one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, (ii) each share of Class A Common Stock that is issued and outstanding as of immediately prior to the Company Merger Effective Time (other than Owned Company Shares or Dissenting Company Shares (each as defined herein)) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $3.30, without interest thereon (the “Per Share Price”), (iii) each share of Series B-1 Common Stock of the Company (“Class B-1 Common Stock”) (other than Owned Company Shares or Dissenting Company Shares) pending conversion will be automatically cancelled, extinguished and converted into the right to receive the Per Share Price, (iv) each share of Series B-2 Common Stock of the Company (“Class B-2 Common Stock”) (other than Owned Company Shares or Dissenting Company Shares) will automatically vest (it being understood and agreed that the consummation of the Mergers and the other transactions shall constitute a B-2 conversion event (“B-2 Conversion Event”)) and will be automatically cancelled, extinguished and converted into the right to receive the Per Share Price, (v) each share of Class V Common Stock of the Company (“Class V Common Stock”) (other than Dissenting Company Shares) will be automatically cancelled and extinguished without any conversion thereof or consideration paid therefor, and (vi) each share of the Class A Common Stock, the Class B-1 Common Stock, the Class B-2 Common Stock and the Class V Common Stock (collectively, the “Company Common Stock”) that is (A) held by the Company as treasury stock or (B) owned by the Parent Parties or any of their respective Affiliates, in each case as of immediately prior to the Company Merger Effective Time (collectively, the “Owned Company Shares”) will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.

Holdings Common Units and Series 2 RCUs

At the Holdings Merger Effective Time, (i) each unit of limited liability interests of Holdings Merger Sub that is outstanding as of immediately prior to the Holdings Merger Effective Time will be converted into and become one unit of limited liability company interests of the Surviving LLC, (ii) each issued and outstanding common unit of Holdings (“Holdings Common Units”) as of immediately prior to the Holdings Merger Effective Time (other than the Excluded Units, the Owned Holdings Common Units and the Holdings Restricted Common Units (each as defined herein)) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $3.30, without interest thereon (the “Per Unit Price”), (iii) each Series 2 restricted common unit of Holdings (“Series 2 RCU”) (other than the Excluded Units and Owned Holdings Common Units) that is issued and outstanding as of immediately prior to the Holdings Merger Effective Time shall vest (it being understood and agreed that the consummation of the Mergers and the other transactions shall constitute a Series 2 vesting event (“Series 2 Vesting Event”)) and will be automatically cancelled, extinguished and converted into the right to receive the Per Unit Price, (iv) each Holdings Common Unit and the Series 2 RCUs and the Restricted Common Units (as defined in the Limited Liability Company Agreement of Holdings,

as amended (“Holdings LLCA”), and together with the Series 2 RCUs, the “Holdings Restricted Common Units”), as applicable, that is directly held by the Company Parties as of immediately prior to the Holdings Merger Effective Time (collectively, the “Excluded Units”) shall be unaffected by the Holdings Merger and shall remain outstanding as Holdings Common Units and Holdings Restricted Common Units, as applicable, of the Surviving LLC held by the Company Parties, and (v) each Holdings Common Unit and Holdings Restricted Common Unit, as applicable, that is owned by the Parent Parties or any of their respective Affiliates as of immediately prior to the Holdings Merger Effective Time (collectively, the “Owned Holdings Common Units”) will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.

Company Warrants

At the Company Merger Effective Time, each outstanding Company warrant (“Company Warrant”) shall, in accordance with the terms of the Warrant Agreement, dated as of April 28, 2020, by and between the Company and the Company’s warrant agent therein (“Warrant Agreement”), automatically and without any required action on the part of the holder thereof or any other Person, cease to represent a Company Warrant exercisable for Class A Common Stock and shall become a Company Warrant exercisable for the Per Share Price. If a Registered Holder (as defined in the Warrant Agreement) properly exercises a Company Warrant within thirty (30) days following the public disclosure of the consummation of the Company Merger pursuant to a Current Report on Form 8-K filed with the SEC, the Warrant Price (as defined in the Warrant Agreement) with respect to such exercise shall be reduced by an amount (in dollars) equal to the difference of (i) the Warrant Price in effect prior to such reduction minus (ii) (A) the Per Share Price (but in no event less than zero) minus (B) the Black-Scholes Warrant Value (as defined in the Warrant Agreement) (such reduced Warrant Price, the “Reduced Warrant Price” and such exercise, the “Special Warrant Exercise”).

We encourage you to read the Merger Agreement, which is attached as Annex A to this information statement, as it is the legal document that governs the Mergers and the other transactions contemplated by the Merger Agreement.

Outstanding E2open Options, E2open RSUs and E2open PSUs

At the Company Merger Effective Time, each Company option (“Company Option”) that is outstanding as of immediately prior to the Company Merger Effective Time with an exercise price per share less than the Per Share Price, whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash (without interest thereon and subject to applicable withholding taxes) equal to the product of (i) the number of shares of Class A Common Stock subject to such Company Option as of immediately prior to the Company Merger Effective Time and (ii) the excess, if any, of the Per Share Price over the exercise price per share of such Company Option. For purposes of determining the number of Company Options that will be cancelled and converted into the right to receive consideration for such Company Options (the “Option Consideration”), any performance-based vesting conditions will be measured based on the Per Share Price. Each Company Option with (a) an exercise price per share equal to or greater than the Per Share Price or (b) a performance-based vesting condition that is not achieved as a result of the transactions contemplated by the Merger Agreement, in each case, will be cancelled without any action on the part of the holder thereof and without any cash payment being made in respect thereof.

At the Company Merger Effective Time, each Vested Company restricted stock unit (“RSU”), Director RSU, Specified RSU (each as defined herein), or Company RSU held by an equity award holder (“Equity Award Holder”) whose aggregate value of unvested equity awards (“Equity Awards”) is equal to or less than $10,000 as of immediately prior to the Closing (calculated based on the Per Share Price) will, in each case, be cancelled and converted into and will become the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Company RSU as of immediately prior to the Company Merger Effective Time.

At the Company Merger Effective Time, each Company RSU outstanding as of immediately prior to the Company Merger Effective Time (other than Vested Company RSUs, Director RSUs and Specified RSUs) will be cancelled and, in exchange therefor, the holder of such cancelled Company RSU will be entitled to receive a Parent RSU award covering the number of ordinary shares of Parent equal to the product of (i) the Equity Award Exchange Ratio (as defined herein) and (ii) the number of shares of Class A Common Stock underlying such Company RSU, with any resulting fractional number of ordinary shares of Parent covered by such Equity Replacement Award rounded down to the next whole number. Notwithstanding the foregoing, each Company RSU held by individuals in Restricted Cash Jurisdictions (as defined herein) will be cancelled and, in exchange therefor, the holder of such cancelled Company RSU will be entitled to receive a restricted cash award representing the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (a) the Per Share Price and (b) the total number of shares of Class A Common Stock subject to such Company RSU as of immediately prior to the Company Merger Effective Time.

At the Company Merger Effective Time, each Specified performance stock unit (“Specified PSU”) will be cancelled and converted into and will become the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Specified PSU as of immediately prior to the Company Merger Effective Time. For purposes of determining the number of shares of Class A Common Stock subject to each Specified PSU, the revenue growth performance-based vesting condition that applied to the Specified PSUs immediately prior to the Company Merger Effective Time will be deemed attained at 100% in accordance with the applicable award agreements governing such Specified PSUs and the stock price performance-based vesting condition that applied to the Specified PSUs immediately prior to the Company Merger Effective Time will be measured based on the Per Share Price, with any such performance-based vesting condition that is not achieved as a result of the transactions contemplated by the Merger Agreement cancelled without any cash payment being made in respect thereof.

At the Company Merger Effective Time, each Company performance stock unit (“PSU”) outstanding as of immediately prior to the Company Merger Effective Time (other than Specified PSUs) will be cancelled and, in exchange therefor, the holder of such cancelled Company PSU will be entitled to receive an Equity Replacement Award, with any resulting fractional number of ordinary shares of Parent covered by such Equity Replacement Award rounded down to the next whole number. Notwithstanding the foregoing, if any individuals in the Restricted Cash Jurisdictions hold Company PSUs, such Company PSUs will be cancelled and, in exchange therefor, the holder of such cancelled Company PSU will be entitled to receive a restricted cash award representing the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (a) the Per Share Price and (b) the total number of shares of Class A Common Stock subject to such Company PSU as of immediately prior to the Company Merger Effective Time. For purposes of determining the number of shares of Class A Common Stock subject to each Company PSU, the revenue growth performance-based vesting condition will be deemed attained at 100% in accordance with the terms of the applicable award agreements governing such Company PSUs.

Each RSU Cash Replacement Award and Equity Replacement Award (each as defined herein) will have no less favorable terms and conditions, including with respect to vesting and acceleration provisions upon a qualifying termination of employment, as were applicable to the applicable Equity Award immediately prior to the Company Merger Effective Time, except for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement (including performance-based vesting conditions) and other administrative or ministerial changes determined by Parent.

Recommendation of the Board; Reasons for the Mergers

After careful consideration, as described in the section entitled “Special Factors—Background of the Mergers” beginning on page 22, (a) the TRA Committee (as defined herein) unanimously (i) determined that it is fair to, and in the best interests of, E2open and its stockholders, and declared it advisable, to enter into the TRA Amendment; (ii) approved the TRA Amendment and (iii) recommended that the Board approve and adopt the TRA amendment in connection with the transactions contemplated by the Merger Agreement, and (b) following the unanimous recommendation of the TRA Committee with respect to the treatment of the TRA pursuant to the TRA Amendment in connection with the transactions contemplated by the Merger Agreement, the Board unanimously (i) determined that it is fair to, and in the best interests of E2open and its stockholders, and declared it advisable, to enter into the Merger Agreement and consummate the Company Merger and the other transactions contemplated thereby upon the terms and subject to the conditions set forth therein; (ii) approved the execution and delivery of the Merger Agreement by E2open, the performance by E2open of its covenants and other obligations thereunder, and the consummation of the Company Merger and other transactions contemplated thereby upon the terms and subject to the conditions set forth therein; (iii) resolved to recommend that E2open’s stockholders entitled to vote thereon adopt the Merger Agreement in accordance with the DGCL by written consent; and (iv) directed that the adoption of the Merger Agreement be submitted for consideration by E2open’s stockholders entitled to vote thereon in connection with an action by written consent in lieu of a meeting.

For additional information about the recommendation to the Board and reasons for the Mergers, see “Special Factors—Recommendation of the Board; Reasons for the Mergers” beginning on page 46.

Required Stockholder Approval for the Mergers

Under Delaware law and the Company’s certificate of incorporation, the adoption of the Merger Agreement by our stockholders required the affirmative vote or written consent of stockholders of E2open holding in the aggregate at least a majority of the voting power of the issued and outstanding shares of the Company’s Class A Common Stock and Class V Common Stock (voting together as a single class) (“Stockholder Consent”) entitled to vote. As of May 25, 2025, the record date for determining stockholders of the Company entitled to vote on the adoption of the Merger Agreement, there were 312,475,891 shares of Class A Common Stock and 30,692,235 shares of Class V Common Stock outstanding. Holders of Class A Common Stock and Class V Common Stock are entitled to one vote for each share held of record on all matters on which stockholders are entitled to vote generally, including adoption of the Merger Agreement.

On May 25, 2025, immediately following the execution of the Merger Agreement, Temasek Holdings (Private) Limited (via Aranda Investments Pte Ltd), CC NB Sponsor I Holdings LLC, The Liverpool Limited Partnership, Elliott Associates LP, Elliott International LP, Francisco Partners III (Cayman), L.P., Francisco Partners Parallel Fund III (Cayman), L.P., Insight Venture Partners (Cayman) IX, L.P., Insight Venture Partners Growth- Buyout Coinvestment Fund (Cayman), L.P., Insight Venture Partners Growth- Buyout Coinvestment Fund (Delaware), L.P., Insight Venture Partners (Delaware) IX, L.P., Insight E2open Aggregator LLC, Neuberger Berman Opportunistic Capital Solutions Master Fund LP, Tim Ivan Maudlin and Timothy I. Maudlin 2021 Family Trust (collectively, the “Principal Stockholders”), which as of May 25, 2025, collectively beneficially owned and had sole power to vote 154,607,167 shares of Class A Common Stock and 29,793,519 shares of Class V Common Stock, represent approximately 53.76% of the aggregate voting power of the then issued and outstanding shares of Company Common Stock, delivered the Stockholder Consent. No further action by any other Company stockholder is required under applicable law or the Merger Agreement (or otherwise) in connection with the adoption of the Merger Agreement. As a result, the Company is not soliciting your vote for the adoption of the Merger Agreement and will not call a stockholders’ meeting for purposes of voting on the adoption of the Merger Agreement. No action by the stockholders of Parent is required to complete the Mergers and all requisite corporate action by and on behalf of Company Merger Sub and Holdings Merger Sub required to complete the Mergers have been taken.

When actions are taken by the written consent of less than all of the stockholders entitled to vote on a matter, Delaware law requires notice of the action be given to those stockholders who did not consent in writing to the action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that consents signed by a sufficient number of holders to take the action were delivered to the corporation in accordance with Section 228 of the DGCL. This information statement and the notice attached hereto constitute notice to you from the Company of the Stockholder Consent as required by Delaware law.

Opinion of Rothschild & Co US Inc.

The board of directors of E2open (the “Board”) engaged Rothschild & Co US Inc. (“Rothschild & Co”) to provide financial advice in connection with the proposed Mergers based on Rothschild & Co’s qualifications, expertise and familiarity with the Company’s business and industry. At a meeting with the Board on May 24, 2025, Rothschild & Co delivered to the Board its oral opinion, which was subsequently confirmed in writing, to the effect that, as of May 24, 2025 and based upon and subject to the various qualifications, limitations and assumptions set forth therein, you will receive $3.30 in cash, without interest thereon, to the extent applicable, for each share of Class A Common Stock that you own, unless you properly exercise, and do not withdraw, waive or fail to perfect, appraisal rights under Section 262 of the DGCL payable to the holders of Class A Common Stock (other than the Owned Company Shares and Dissenting Company Shares (each as defined in the Merger Agreement) and, collectively, the “Excluded Shares”) in the Mergers pursuant to the Merger Agreement, was fair, from a financial point of view, to such holders.

The full text of the written opinion of Rothschild & Co, dated as of May 24, 2025, is attached as Annex B to this information statement and is incorporated into this information statement by reference. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Rothschild & Co in rendering its opinion. You should read the opinion carefully in its entirety.

Rothschild & Co’s opinion was provided to, and for the benefit of, the Board and addressed only, as of the date of the opinion, the fairness, from a financial point of view, the Per Share Price payable to the holders of Class A Common Stock (other than the Excluded Shares) in the Mergers pursuant to the terms of the Merger Agreement. It does not address any other aspect of the Mergers. It does not constitute a recommendation as to whether or not any holder of Class A Common Stock should vote or otherwise act with respect to the Mergers or any other matter and does not in any manner address the price at which Class A Common Stock will trade at any future time.

Effects of the Mergers; Certificate of Incorporation; Bylaws; Directors and Officers

The Merger Agreement provides that, from and after the Holdings Merger Effective Time and Company Merger Effective Time, the Surviving LLC and the Surviving Corporation, respectively, will possess all of the property, rights, privileges, powers and franchises, and be subject to all of the debts, liabilities and duties of Holdings and Holdings Merger Sub and E2open and Company Merger Sub, as provided under the DLLCA and DGCL, respectively. If the Mergers are consummated, E2open will cease to be a publicly traded company. As a result, you will not own any common units or shares of capital stock of the Surviving LLC or Surviving Corporation.

At the Company Merger Effective Time and by virtue of the Company Merger, (i) the Company charter will be amended and restated in its entirety as set forth in the applicable exhibit attached to the Merger Agreement, and such amended and restated charter will be the certificate of incorporation of the Surviving Corporation, and (ii) the bylaws of Company Merger Sub as in effect immediately prior to the Company Merger Effective Time will become the bylaws of the Surviving Corporation, except that all references to Company Merger Sub will be automatically amended and shall become references to the Surviving Corporation.

At the Holdings Merger Effective Time and by virtue of the Holdings Merger, (i) the certificate of formation of Holdings, as in effect immediately prior to the Holdings Merger Effective Time, will remain unchanged and will become the certificate of formation of the Surviving LLC, and (ii) the limited liability company agreement of Holdings Merger Sub, as in effect immediately prior to the Holdings Merger Effective Time, will become the limited liability company agreement of the Surviving LLC.

From and after the Company Merger Effective Time until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of Company Merger Sub immediately prior to the Company Merger Effective Time will be the initial directors of the Surviving Corporation and (ii) the officers of Company Merger Sub immediately prior to the Company Merger Effective Time will be the initial officers of the Surviving Corporation.

In addition, from and after the Holdings Merger Effective Time until successors are duly appointed in accordance with applicable law, the officers of Holdings Merger Sub immediately prior to the Holdings Merger Effective Time will be the initial officers of the Surviving LLC.

See “The Merger Agreement— Effects of the Mergers; Certificate of Incorporation; Bylaws; Directors and Officers” beginning on page 85.

Financing

Parent has represented to E2open in the Merger Agreement that it will have (including via the Senior Syndicated Facility Agreement (as defined herein)) available funds sufficient to consummate the transactions contemplated by the Merger Agreement, including payments to E2open’s stockholders and unitholders of the amounts due under the Merger Agreement, payments of any other amounts required to be paid by Parent, Company Merger Sub, Holdings Merger Sub and the Surviving Entities (as defined herein) in connection with or as a result of the transactions contemplated by the Merger Agreement, and all related fees and expenses, including any indebtedness outstanding under the Company’s credit agreement, dated as of February 4, 2021, as amended (the “Credit Agreement”), and any early termination payments required pursuant to the TRA Amendment (as defined herein).

Parent acknowledged and agreed that its obligation to consummate the transactions contemplated by the Merger Agreement on the terms and subject to the conditions set forth therein are not conditioned upon the availability or consummation of any financing, including any debt financing, alternate debt financing, any equity financing or other financing. For additional information about the financing, see “Special Factors—Financing” beginning on page 65.

Interests of Our Directors and Executive Officers in the Mergers

You should be aware that E2open’s non-employee directors and executive officers have interests in the Mergers that may be different from, or in addition to, the interests of E2open’s stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby. These interests are described below in “Special Factors—Interests of Our Directors and Executive Officers in the Mergers” beginning on page 65.

The Merger Agreement

Conditions to Consummation of the Mergers

The obligation of each party to consummate the Mergers is subject to the satisfaction (or waiver by each of the parties) on or prior to the Company Merger Effective Time of the following conditions:

•	the Company’s receipt of the requisite stockholder approval (the “Requisite Stockholder Approval”) by receipt of the Stockholder Consent;

•	the expiration or termination of any applicable waiting period (including any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”); and

•

no law, injunction or order (whether temporary, preliminary or permanent) by any governmental authority of competent jurisdiction prohibiting, enjoining or otherwise making illegal the consummation of the Mergers have been enacted, entered, or promulgated with continuing effect (the “Regulatory Approvals”).

As of the date of this information statement, the Requisite Stockholder Approval has been obtained.

The obligations of the Parent Parties to consummate the Mergers are further subject to satisfaction (or waiver by Parent where permissible pursuant to applicable law), on or prior to the Company Merger Effective Time of the following additional conditions:

•

(i) certain fundamental representations and warranties of E2open related to organization and good standing, corporate power and enforceability, Company Board Recommendation (as defined below) and Holdings member approval, receipt of the Requisite Stockholder Approval, certain portions of its capitalization representation and brokers and other advisors being true and correct in all material respects as of May 25, 2025, and on the Closing Date as if made at the Closing; (ii) the representations and warranties of the Company related to its outstanding capitalization being true and correct in all respects as of May 25, 2025, and on the Closing Date as if made on the Closing, except for any de minimis inaccuracies; (iii) the representation and warranty of the Company regarding no Company Material Adverse Effect being true and correct in all respects as of the Closing Date as if made at the Closing; and (iv) all other representations and warranties of the Company being true and correct as of the Closing Date as if made at the Closing (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct only as of such specified date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” or words of similar import) would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect (as defined in the Merger Agreement);

•	the Company Parties having complied with and performed in all material respects all covenants and obligations required to be performed by them under the Merger Agreement at or prior to the Closing;

•

the receipt by the Parent Parties of a certificate signed by a duly authorized executive officer of the Company Parties on their behalf stating that each of the two conditions specified above has been satisfied; and

•	the TRA Amendment shall not have been amended or otherwise modified and shall be in full force and effect immediately prior to the Company Merger Effective Time.

The obligation of E2open to consummate the Mergers is further subject to satisfaction or, to the extent not prohibited by applicable law, waiver, as of the Closing of, among other things, the following additional conditions:

•

the representations and warranties of the Parent Parties set forth in the Merger Agreement being true and correct (regarding all qualifications or limitations as to “materiality” or “Parent Material Adverse Effect” (as defined below) or words of similar import) as of the date of the Merger Agreement and as of the Closing Date as if made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty need only be so true and correct as of such specified date), except where the failure of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to prevent, materially delay, or have a material adverse effect on the ability of the Parent Parties to perform their obligations under the Merger Agreement or to consummate the transactions contemplated by the Merger Agreement (a “Parent Material Adverse Effect”);

•

the Parent Parties having complied with and performed in all material respects all covenants and obligations required to be performed by the Parent Parties under the Merger Agreement at or prior to the Closing; and

•

the receipt by E2open of a certificate signed by a duly authorized officer of the Parent Parties on behalf of the Parent Parties stating that each of the two conditions specified above have been satisfied.

No Solicitation or Negotiation

The Merger Agreement provides that E2open and its subsidiaries will not authorize or permit any of their representatives, directly or indirectly, during the period beginning at the time of the execution of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement pursuant to its terms and the Company Merger Effective Time (the “Interim Period”):

•

solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer that constitutes or could reasonably be expected to lead to an Acquisition Proposal (as defined in “The Merger Agreement—No Solicitation or Negotiation” beginning on page 95);

•

furnish to any person (other than Parent or designees of the Parent Parties) any non-public information relating to the Company Group or afford to any person access to the business, properties, assets, books, records or personnel of the Company Group with the intent to induce the making, submission or announcement of, or to facilitate or knowingly encourage any proposal or offer that constitutes or could reasonably be expected to lead to an Acquisition Proposal (as defined in “The Merger Agreement—Superior Proposal and Change of Recommendation” beginning on page 103);

•

participate or engage in discussions or negotiations with any person with respect to an Acquisition Proposal, other than informing such persons of the existence of certain provisions contained in the Merger Agreement and contacting the person making the Acquisition Proposal solely in order to clarify the terms and conditions of the Acquisition Proposal in connection with determining whether the Acquisition Proposal constitutes a Superior Proposal (as defined in “The Merger Agreement—Superior Proposal and Change of Recommendation” beginning on page 103);

•	approve, endorse or recommend an Acquisition Proposal; or

•

enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement, or any other agreement or arrangement relating to an Acquisition Proposal (including any “clean team” or similar arrangement, but other than certain acceptable confidentiality agreements).

A more detailed description of the foregoing circumstances is provided below in “The Merger Agreement—No Solicitation or Negotiation” beginning on page 95.

Superior Proposal and Change of Recommendation

Notwithstanding the restrictions set forth above at any time prior to obtaining the Requisite Stockholder Approval, which was obtained on May 25, 2025, E2open and the Board could have, directly or indirectly, participated or engaged in discussions or negotiations with, furnished any non-public information relating to the Company or its subsidiaries to, or afforded access to the business, properties, assets, books, records or personnel, of the Company or its subsidiaries pursuant to an acceptable confidentiality agreement to any person that had made, renewed or delivered to the Company an Acquisition Proposal after the date of execution of the Merger Agreement, contacted such person to clarify the terms thereof and otherwise facilitate such Acquisition Proposal or assisted such person (and such person’s representatives and financing sources) with such Acquisition Proposal if requested by such person, in each case with respect to an Acquisition Proposal, and that the Board (or a committee thereof had determined in good faith (after consultation with its financial advisors and outside legal counsel) either constituted a Superior Proposal or was reasonably expected to lead to a Superior Proposal.

Except for the exceptions set forth below, which are no longer applicable, the Board would not have been able to (a) approve, recommend, cause or permit the Company to enter into any agreement for the acquisition of the Company, or authorize, resolve, agree or propose to take any such action or (b) take any of the following actions constituting a “Company Board Recommendation Change”:

•

withhold, withdraw, amend or modify, or publicly propose to withhold, withdraw, amend or modify, the recommendation that the Company stockholders approve the adoption of the Merger Agreement in a manner adverse to Parent in any material respect;

•	adopt, approve, or recommend to the Company stockholders an Acquisition Proposal; or

•

if an Acquisition Proposal that has been structured as a tender offer or exchange offer that constitutes an Acquisition Proposal for any outstanding shares of Company Common Stock has commenced, fail to publicly affirm the recommendation that the Company stockholders approve the adoption of the Merger Agreement and recommend against acceptance of such Acquisition Proposal, tender offer or exchange offer by its stockholders within ten (10) business days of receiving a written request from Parent to provide such public reaffirmation following receipt by the Company of a publicly announced Acquisition Proposal.

E2open’s rights to engage in negotiations or discussions with third parties and to terminate the Merger Agreement as described above ceased on May 25, 2025, upon delivery of the Stockholder Consent in accordance with the terms of the Merger Agreement.

A more detailed description of the foregoing circumstances is provided below “The Merger Agreement— Superior Proposal and Change of Recommendation” beginning on page 103.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Holdings Merger Effective Time (whether before or after receipt of the Requisite Stockholder Approval) by the mutual written agreement of Parent and E2open.

In addition, the Merger Agreement may be terminated by either Parent or E2open, at any time prior to the Holdings Merger Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval):

•

if (i) any permanent injunction or other final and non-appealable judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Mergers is in effect that, in each case, prohibits, makes illegal or enjoins the consummation of the Mergers and has become final and non-appealable or (ii) any statute, rule or regulation has been enacted that prohibits, makes illegal or enjoins the consummation of the Mergers; provided, however, that the right to terminate thereunder shall not be available to a party if the issuance of such permanent injunction or other final and non-appealable judgment or order, or statute, rule or regulations was primarily due to the failure of such party to perform any of its obligations under the Merger Agreement or if (iii) such party shall have failed to comply with its antitrust and regulatory obligations;

•

if the Holdings Merger Effective Time has not occurred by 11:59 p.m., New York City time, on February 25, 2026 (the “Termination Date”); provided, however, that if all the conditions to the Closing have been satisfied or (to the extent permitted by law) waived other than (i) the Regulatory Approvals

(solely to the extent such condition has not been satisfied due to an order or injunction arising under the HSR Act or any other antitrust laws or the foreign investment laws applicable to the Merger Agreement or the Mergers) and (ii) those conditions that by their terms are to be satisfied at the Closing, and the foregoing conditions are capable of being satisfied at the Closing, Parent (in its sole discretion) may extend the Termination Date to 11:59 p.m., New York City time, on May 25, 2026 (the “Extended Termination Date”) by giving written notice of such extension to E2open no later than two business days prior to the Termination Date; provided further, that the right to terminate the Merger Agreement on this basis (or to extend the Termination Date to the Extended Termination Date) is not available to any party whose material breach of any provision of the Merger Agreement has been the primary cause of, or resulted in, the failure of the Mergers to be consummated prior to the Termination Date and if Parent is such breaching party, then E2open shall be permitted to terminate the Merger Agreement at the Termination Date; or

•

if the other party breaches any of its representations or warranties or fails to perform any of its covenants or obligations contained in the Merger Agreement, which breach or failure to perform would give rise to the failure of a condition precedent to the Closing and cannot be cured prior to the Termination Date or, if capable of being cured, has not been cured prior to the earlier of (x) the Termination Date or (y) 45 days following receipt of written notice to the other party of such breach; provided, that either party will not have the right to terminate the Merger Agreement if such party is then in breach of any representations, warranties, covenants or other agreements contained in the Merger Agreement that would result in a failure of a closing condition related to such breach.

The Merger Agreement also provides that (i) Parent could have terminated the Merger Agreement if E2open failed to obtain the Requisite Stockholder Approval within one business day following the execution of the Merger Agreement; (ii) the Merger Agreement may be terminated by Parent if at any time prior to E2open’s receipt of the Requisite Stockholder Approval, the Board (or a committee thereof) has effected a Company Board Recommendation Change; and (iii) E2open could have terminated the Merger Agreement at any time prior to E2open’s receipt of the Requisite Stockholder Approval, in order to concurrently enter into an Alternative Acquisition Agreement (as defined in the Merger Agreement) providing for a Superior Proposal; however, these termination provisions expired following delivery of the Stockholder Consent on May 25, 2025.

Termination Fees and Expenses

The Company will pay Parent (or its designee) a termination fee of $37,500,000 (the “Company Termination Fee”) under the following circumstances:

•

if (A) the Merger Agreement is terminated (x) because the Mergers are not consummated on or before the Termination Date (or Extended Termination Date (if applicable)), (y) pursuant to a breach or failure of E2open to perform any of its representations, warranties, covenants or other agreements resulting in a failure of E2open to satisfy certain of E2open’s conditions precedent to the Closing and that is incapable of being cured prior to the Termination Date or, if such breach is capable of being cured prior to the Termination Date, is not cured within the earlier of (a) 45 days following receipt by E2open of written notice of such breach by Parent stating Parent’s intention to terminate the Merger Agreement and the basis of such termination and (b) the Termination Date, and (z) because E2open has failed to obtain the Requisite Stockholder Approval within one business day following the execution of the Merger Agreement; (B) following the execution of the Merger Agreement and prior to such termination, an Acquisition Proposal for an Acquisition Transaction has been publicly announced and not withdrawn or otherwise abandoned; and (C) within 12 months following such termination of the Merger Agreement, either an Acquisition Transaction is consummated or E2open enters into a definitive agreement providing for the consummation of an Acquisition Transaction and such Acquisition Transaction is subsequently consummated; provided that for purposes of this clause (iii), all references to “20%” in the definition of “Acquisition Transaction” (as defined in “The Merger Agreement—Superior Proposal and Change of Recommendation” beginning on page 103) will be deemed to be references to “50%”;

•	if the Merger Agreement is terminated by Parent pursuant to a Company Board Recommendation Change; or

•

if the Merger Agreement is terminated by E2open, at any time prior to E2open’s receipt of the Requisite Stockholder Approval, in order to concurrently enter into an Alternative Acquisition Agreement providing for a Superior Proposal.

Parent will pay E2open a termination fee of $75,000,000 (the “Parent Termination Fee”) in the event the Merger Agreement is terminated by Parent because the Mergers have not been consummated by the Termination Date as a result of the failure to obtain applicable regulatory approval and Parent does not elect to extend the Termination Date to the Extended Termination Date at a time when it is permitted to do so.

TRA Amendment

Concurrent with the consummation of the Company’s business combination transaction to become a publicly listed company, E2open entered into a tax receivable agreement (“TRA”) with certain members of Holdings who retained Holdings Common Units after E2open’s public listing. Exchanges or redemptions of Holdings Common Units for cash or shares of Class A Common Stock are expected to produce favorable tax attributes for E2open. When E2open acquires Holdings Common Units from such members through these exchanges or redemptions, anticipated tax basis adjustments are likely to increase (for tax purposes) E2open’s depreciation and amortization deductions, thereby reducing the amount of income tax that E2open would be required to pay in the future in the absence of this increased basis. This increased tax basis may also decrease the gain (or increase the loss) on future dispositions of certain assets to the extent that the tax basis is allocated to those assets. Under the terms of the TRA, absent a change of control of E2open, E2open would generally be required to pay to the TRA beneficiaries 85% of the applicable savings, if any, in income tax that E2open realizes, or that E2open is deemed to realize, as a result of (1) these tax attributes that are created as a result of the exchanges or redemptions of the TRA beneficiaries’ Holdings Common Units (calculated under certain assumptions), (2) tax benefits related to imputed interest, and (3) payments under the TRA.

In addition, the TRA provides that if certain mergers, asset sales, other forms of business combination or other changes of control were to occur, then the TRA would terminate and E2open’s obligations, or E2open’s successor’s obligations, under the TRA would accelerate and become due and payable. Absent the TRA Amendment, the amount of such accelerated change of control payment obligations would have been calculated as aggregate payment obligations under the TRA absent a change of control based on certain assumptions set forth in the TRA, including the assumption that E2open would have sufficient taxable income in each taxable year ending on or after the change of control to fully utilize all potential future tax benefits that are subject to the TRA and that any unexchanged Holdings Common Units would be exchanged for cash at the market value of the Class A Common Stock as of the Closing of the change of control, and applying a discount rate to those payments equal to a per annum rate of LIBOR plus 200 basis points. The Mergers, upon the Closing, constitute a change of control under the TRA that would cause the payment obligations to accelerate and become due and payable.

Concurrently with the execution of the Merger Agreement, and in accordance with the terms of the TRA, E2open and Holdings entered into an amendment to the TRA, dated as of May 25, 2025 (the “TRA Amendment”), with certain parties to the TRA entitled to receive at least 50% of the total amount of the early termination payments payable to all TRA parties under the TRA if the Company had exercised its right of early termination on the date of the most recent exchange by the Company of Holdings Common Units held by a member of Holdings in accordance with the limited liability company agreement of Holdings (the “Signatory Members”). The TRA Amendment establishes that the parties to the TRA will be entitled to receive an aggregate amount in cash of $52,500,000 in connection with the Closing of the Mergers in full satisfaction of the Company’s payment obligations under the TRA from and after the entry into the Merger Agreement (including in connection with a change of control of the Company) which amount represents a reduction of approximately $52.5 million from what the Company’s contractual change of control obligations would have been under the TRA in respect of a change of control of E2open at the implied price per share of Class A Common Stock offered by Parent (such implied price equating to $0.15 per share of Class A Common Stock if there were no reduction in the amount of aggregate accelerated change of control payments required to be made under the then-current terms of the TRA), absent the TRA Amendment. For additional information about the TRA Amendment, see “The Merger Agreement—TRA Amendment” beginning on page 92.

Material United States Federal Income Tax Consequences of the Company Merger

The exchange of Class A Common Stock for cash pursuant to the Company Merger will be a taxable transaction for United States federal income tax purposes. Therefore, a United States Holder (as defined in “Special Factors—Material United States Federal Income Tax Consequences of the Company Merger” beginning on page 73) receiving cash in the Company Merger generally will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference between (x) the amount of cash the United States Holder received (determined before deduction of any applicable withholding taxes) and (y) such United States Holder’s adjusted tax basis of the surrendered shares of Class A Common Stock.

A Non-United States Holder (as defined in “Special Factors—Material United States Federal Income Tax Consequences of the Company Merger” beginning on page 73) will generally not be subject to United States federal income tax on any gain resulting from the exchange of Class A Common Stock pursuant to the Company Merger, unless such holder has certain connections to the United States.

Holders of Class A Common Stock should read the section entitled “Special Factors—Material United States Federal Income Tax Consequences of the Company Merger” beginning on page 73 for a more detailed description of the United States federal income tax consequences of the Company Merger. Tax matters can be complicated, and the tax consequences of the Company Merger to you will depend on your particular situation. Holders are urged to consult their own tax advisors about the United States federal, state, local and non-United States tax consequences of the Company Merger.

Regulatory Approvals

Under the HSR Act and related rules, certain transactions, including the Mergers, may not be completed until notifications have been given and information furnished to the Antitrust Division of the DOJ (the “Antitrust Division”) and the FTC, and all statutory waiting period requirements have been satisfied by the applicable agencies. On June 16, 2025, both E2open and Parent filed their respective notification and report forms under the HSR Act, which triggered the start of the HSR Act waiting period. For additional information about the regulatory approvals, see “Special Factors—Regulatory Approvals” beginning on page 75.

Sole Remedy

Subject to limitations set forth in the Merger Agreement, Parent’s receipt of the Company Termination Fee, to the extent owned pursuant to the Merger Agreement, will be the sole and exclusive remedy of the Parent Parties and certain of its affiliates as set forth in the Merger Agreement, and upon payment of the Company Termination Fee, none of the Company Parties and certain of its affiliates as set forth in the Merger Agreement will have any further liability to the Parent Parties or certain of its affiliates relating to or arising out of the Merger Agreement, any agreement executed in connection with the Merger Agreement or the transactions contemplated by the Merger Agreement.

Subject to limitations set forth in the Merger Agreement, the Company’s receipt of the Parent Termination Fee, to the extent owned pursuant to the Merger Agreement, will be the sole and exclusive remedy of the Company Parties and certain of its affiliates as set forth in the Merger Agreement, and upon payment of the Parent Termination Fee, none of the Parent Parties and certain of its affiliates as set forth in the Merger Agreement will have any further liability to the Company Parties or certain of its affiliates relating to or arising out of the Merger Agreement, any agreement executed in connection with the Merger Agreement or the transactions contemplated by the Merger Agreement.

Specific Performance

The parties to the Merger Agreement are entitled to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce the terms of the Merger Agreement, in addition to any other remedy to which they are entitled at law or in equity.

Jurisdiction

Each party to the Merger Agreement has agreed to irrevocably submit to the exclusive general jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware), in the event that any dispute or controversy arises out of the Merger Agreement or the transactions contemplated by the Merger Agreement, and has agreed that all claims with respect to such proceeding shall be brought, tried and determined only in such court. The parties to the Merger Agreement have agreed that a final judgment in any such proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Appraisal Rights

If required by the DGCL, Company Common Stock that is issued and outstanding immediately prior to the Company Merger Effective Time (other than the Owned Company Shares) and that is held by holders of such Company Common Stock who have not voted in favor of the adoption of the Merger Agreement or consented thereto in writing and who have properly exercised appraisal rights with respect thereto in accordance with, and who have complied with, Section 262 of the DGCL, with respect to any such share of Company Common Stock held by any such holder (the “Dissenting Company Shares”) will not be converted into the right to receive the Per Share Price, if applicable, and holders of such Dissenting Company Shares will be entitled to receive payment of the fair value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL unless, and until, any such holder fails to perfect or effectively withdraws or loses their rights to appraisal and payment under the DGCL. If, after the Company Merger Effective Time, any such holder fails to perfect or effectively withdraws or loses such rights, such Dissenting Company Shares will be treated as if they had been converted into, at the Company Merger Effective Time, the right to receive the Per Share Price, if applicable, and the Surviving Corporation will remain liable for payment of the Per Share Price for such Dissenting Company Shares. At the Company Merger Effective Time, any holder of Dissenting Company Shares will cease to have any rights with respect thereto, except the rights provided in Section 262 of the DGCL and as provided in the previous sentence. E2open will give Parent (i) reasonably prompt notice of any demands received by E2open for appraisal of Company Common Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by E2open in respect of Dissenting Company Shares and (ii) the opportunity to direct, in consultation with E2open, all negotiations and proceedings with respect to such demands. E2open will not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands. Parent will not, except with the prior written consent of E2open, require E2open to make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

For a more complete discussion of these procedures, see the section entitled “Appraisal Rights” beginning on page 119 and the provisions of Delaware law that grant appraisal rights and govern such procedures. A copy of Section 262 of the DGCL is accessible without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. We urge you to read these provisions carefully and in their entirety. Moreover, due to the complexity of the procedures for exercising the right to demand appraisal, stockholders who are considering exercising such rights are encouraged to seek the advice of legal counsel. Failure to comply strictly with all of the requirements of Section 262 of the DGCL may result in loss of the right of appraisal.

Transaction Litigation

As of the filing of this information statement, the Company is not aware of any complaints filed or litigation pending related to the Mergers. Lawsuits arising out of the Mergers may be filed in the future.

Market Information and Dividends

Shares of Class A Common Stock are listed on the NYSE under the trading symbol “ETWO”. As of July 8, 2025, 313,040,440 shares of Class A Common Stock were issued and outstanding, held by approximately 93 stockholders of record. Since the consummation of our business combination with CC Neuberger Principal Holdings I, we have not paid dividends on outstanding Class A Common Stock. The terms of the Merger Agreement do not allow us to declare or pay a dividend except for cash dividends made by one member of the Company Group (as defined in the Merger Agreement) to another member of the Company Group until the consummation of the Mergers or the termination of the Merger Agreement (in accordance with its terms).

QUESTIONS AND ANSWERS ABOUT THE MERGERS

The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Merger Agreement and the Mergers. These questions and answers may not address all questions that may be important to you as an E2open stockholder. Please refer to the “Summary” beginning on page 1 and the more detailed information contained elsewhere in this information statement, the annexes to this information statement and the documents referred to or incorporated by reference in this information statement, each of which you should read carefully. You may obtain additional information, which is incorporated by reference in this information statement, without charge by following the instructions in “Where You Can Find More Information and Incorporation by Reference” beginning on page 126.

Q:	What is the proposed transaction and what effects will it have on E2open?

A:

The proposed transaction is the acquisition of E2open by Parent pursuant to the Merger Agreement. Once the closing conditions under the Merger Agreement have been satisfied or waived (where permissible under applicable law) and subject to the other terms and conditions in the Merger Agreement, Holdings Merger Sub will be merged with and into Holdings and Company Merger Sub will be merged into the Company. Holdings will be the surviving limited liability company of the Holdings Merger and become a wholly owned subsidiary of Parent. The Company will be the surviving corporation of the Company Merger and become a wholly owned subsidiary of Parent, at which time E2open will cease to be a standalone publicly traded company.

Q:	What will I receive in the Mergers?

A:

Upon completion of the Mergers and subject to the terms and conditions in the Merger Agreement, and subject to your compliance, if applicable, with the letter of transmittal delivered to you by the payment agent after the Closing as further described under “The Merger Agreement—Procedures for Receiving Merger Consideration” beginning on page 84, you will receive the Per Share Price. For example, if you own 100 shares of Class A Common Stock, you will receive $330.00 in cash in exchange for your shares of Class A Common Stock without interest and less any required withholding taxes, to the extent applicable. Upon completion of the Mergers, you will not own any equity in the Surviving Corporation.

Q:	What happens to Company Options, Company RSUs and Company PSUs if the Mergers are completed?

A:

At the Company Merger Effective Time, each Company Option that is outstanding as of immediately prior to the Company Merger Effective Time with an exercise price per share less than the Per Share Price, whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash (without interest thereon and subject to applicable withholding taxes) equal to the product of (i) the number of shares of Class A Common Stock subject to such Company Option as of immediately prior to the Company Merger Effective Time and (ii) the excess, if any, of the Per Share Price over the exercise price per share of such Company Option. For purposes of determining the number of Company Options that will be cancelled and converted into the right to receive the Option Consideration, any performance-based vesting conditions will be measured based on the Per Share Price. Each Company Option with (a) an exercise price per share equal to or greater than the Per Share Price or (b) a performance-based vesting condition that is not achieved as a result of the transactions contemplated by the Merger Agreement, in each case, will be cancelled without any action on the part of the holder thereof and without any cash payment being made in respect thereof.

At the Company Merger Effective Time, each Company RSU outstanding as of immediately prior to the Company Merger Effective Time that (i) is vested but remains unsettled as of immediately prior to the Company Merger Effective Time (“Vested Company RSUs”), (ii) is held by a non-employee director of the Company or a member of the advisory board of the Company (“Director RSUs”), (iii) vests in connection with the transactions contemplated by the Merger Agreement in accordance with its terms (each such Company RSU, a “Specified RSU”), or (iv) is held by any Equity Award Holder whose aggregate value of unvested Equity Awards is equal to or less than $10,000 as of immediately prior to the Closing (calculated based on the Per Share Price) will, in each case, be cancelled and converted into and will become the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company RSU as of immediately prior to the Company Merger Effective Time.

At the Company Merger Effective Time, each Company RSU outstanding, as of immediately prior to the Company Merger Effective Time (other than Vested Company RSU, Director RSU, and Specified RSU), will be automatically cancelled and, in exchange therefor, the holder of such cancelled Company RSU will be entitled to receive a Parent RSU award covering the number of ordinary shares of Parent equal to the product of (i) the Equity Award Exchange Ratio and (ii) the number of shares of Class A Common Stock underlying such Company RSU (each, an “Equity Replacement Award”), with any resulting fractional number of ordinary shares of Parent covered by such Equity Replacement Award rounded down to the next whole number. Notwithstanding the foregoing, each Company RSU held by (A) individuals in China and (B) individuals in such other jurisdictions where Parent determines no later than ten (10) business days prior to the Closing that is administratively impracticable to cancel such Company RSUs and convert them into an Equity Replacement Award (such Company RSU, a “Cash-Settled RSU” and such jurisdictions, the “Restricted Cash Jurisdictions”) will be automatically cancelled and, in exchange therefor, the holder of such cancelled Cash-Settled RSU will be entitled to receive a restricted cash award representing the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (1) the Per Share Price and (2) the total number of shares of Company Common Stock subject to such Cash-Settled RSU as of immediately prior to the Company Merger Effective Time (each, an “RSU Cash Replacement Award”). “Equity Award Exchange Ratio” means the quotient obtained by dividing (i) the Per Share Price by (ii) the product of (A) the average exchange rate for Australian dollars to U.S. dollars over the ten consecutive trading days ending with the complete trading day immediately before (and excluding) the Closing Date calculated using the spot exchange rate reported with respect to each such day by The Reserve Bank of Australia and (B) the volume weighted average trading price in Australian dollars for Parent’s ordinary shares on the Australian Securities Exchange over the same ten consecutive trading days ending with the complete trading day immediately before (and excluding) the Closing Date.

At the Company Merger Effective Time, each Company PSU outstanding as of immediately prior to the Company Merger Effective Time that is not subject to a time-vesting component, as well as those with a time-vesting component that will be satisfied in accordance with its terms in connection with the transactions contemplated by the Merger Agreement will be automatically cancelled and converted into and will become the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Specified PSU as of immediately prior to the Company Merger Effective Time. For purposes of determining the number of shares of Company Common Stock subject to each Specified PSU, the revenue growth performance-based vesting condition that applied to the Specified PSUs immediately prior to the Company Merger Effective Time will be deemed attained at 100% in accordance with the applicable award agreements governing such Specified PSUs and the stock price performance-based vesting condition that applied to the Specified PSUs immediately prior to the Company Merger Effective Time will be measured based on the Per Share Price, with any such performance-based vesting condition that is not achieved as a result of the transactions contemplated by the Merger Agreement cancelled without any cash payment being made in respect thereof.

At the Company Merger Effective Time, each Company PSU outstanding as of immediately prior to the Company Merger Effective Time (other than Specified PSU) will be automatically cancelled and, in exchange therefor, the holder of such cancelled Company PSU will be entitled to receive an Equity Replacement Award, with any resulting fractional number of ordinary shares of Parent covered by such Equity Replacement Award rounded down to the next whole number. Notwithstanding the foregoing, if any individuals in the Restricted Cash Jurisdictions hold Company PSUs, such Company PSUs will be cancelled and, in exchange thereof, the holder of such cancelled Company PSU will be entitled to receive an RSU Cash Replacement Award. For purposes of determining the number of shares of Class A Common Stock subject to each Company PSU, the revenue growth performance-based vesting condition will be deemed attained at 100% in accordance with the terms of the applicable award agreements governing such Company PSUs.

Each RSU Cash Replacement Award and Equity Replacement Award will have no less favorable terms and conditions, including with respect to vesting and acceleration provisions upon a qualifying termination of employment, as were applicable to the applicable Company RSU immediately prior to the Company Merger Effective Time, except for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement (including performance-based vesting conditions) and other administrative or ministerial changes determined by Parent.

Q:	When do you expect the Mergers to be completed?

A:

We are working to complete the Mergers as quickly as possible. We currently expect to complete the Mergers promptly after all of the conditions to the Mergers have been satisfied or waived (to the extent waivable) and subject to the other terms and conditions in the Merger Agreement. Completion of the Mergers is currently expected to occur in the second half of 2025, although E2open cannot assure completion by any particular date, if at all.

Q:	What happens if the Mergers are not completed?

A:

If the Mergers are not completed for any reason, stockholders will not receive any payment in connection with the Mergers. Instead, E2open will remain a publicly traded company, and shares of Class A Common Stock will continue to be traded on the NYSE.

Q:	Why am I not being asked to vote on the Mergers?

A:

Applicable Delaware law and E2open’s certificate of incorporation require the adoption of the Merger Agreement by the holders in the aggregate of a majority of the outstanding shares of Company Common Stock entitled to vote in order to effect the Mergers. E2open’s certificate of incorporation, as amended, permits any action which is required or permitted to be taken by E2open’s stockholders to be taken without a meeting if such action is recommended or approved by all directors of E2open then in office and a written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. The Requisite Stockholder Approval was obtained on May 25, 2025, following the execution of the Merger Agreement, when the Stockholder Consent was delivered by the Principal Stockholders, who collectively beneficially owned and had sole power to vote 154,607,167 shares of Class A Common Stock and 29,793,519 shares of Class V Common Stock, representing approximately 53.76% of the aggregate voting power of the then issued and outstanding shares of Company Common Stock on May 25, 2025. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy, and you are requested not to send us a proxy.

Q:	Why did I receive this information statement?

A:

Applicable laws and securities regulations require us to provide you with notice of the Stockholder Consent that was delivered by the Principal Stockholders, as well as other information regarding the Company Merger, even though your vote or consent is neither required nor requested to adopt or authorize the Merger Agreement or complete the Company Merger. This information statement also constitutes notice to you of the availability of appraisal rights in connection with the Company Merger under Section 262 of the DGCL, a copy of which is accessible without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Q:	Did the Board approve and recommend the Merger Agreement?

A:

Yes. After careful consideration the Board has unanimously: (i) determined that it is in the best interests of the Company and the Company stockholders, and declared it advisable, to enter into the Merger Agreement and consummate the Company Merger upon the terms and subject to the conditions set forth therein; (ii) approved the execution and delivery of the Merger Agreement by the Company, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Company Merger upon the terms and conditions set forth therein; (iii) resolved to recommend that the Company stockholders entitled to vote thereon adopt the Merger Agreement in accordance with the DGCL by written consent; and (iv) directed that the adoption of the Merger Agreement be submitted for consideration by the Company stockholders entitled to vote thereon in connection with an action by written consent in lieu of a meeting (collectively, the “Company Board Recommendation”), which Company Board Recommendation has not been rescinded, modified or withdrawn in any way, except as may be permitted by Section 5.3 of the Merger Agreement. In its capacity as the managing member of Holdings, the Company acting through the Company Board has determined that the Holdings Merger is fair to, and in the best interests of, Holdings and its Members (as defined in the Holdings LLCA), and has taken all necessary action to approve the execution and delivery of the Merger Agreement by Holdings, the performance by Holdings of its covenants and other obligations thereunder, and the consummation of the Holdings Merger upon the terms and conditions set forth therein for all purposes under the Holdings LLCA and the DLLCA (the “Requisite Member Approval”). The Requisite Member Approval is the only vote or approval of the holders of any equity interests of Holdings necessary under applicable Law or the Holdings LLCA to enter into the Merger Agreement and consummate the Holdings Merger. For a discussion of the factors that the Board considered in determining to approve and recommend the Merger Agreement, please see “Special Factors—Recommendation of the Board; Reasons for the Mergers ” beginning on page 46.

Q:	What happens if I sell my shares before completion of the Company Merger?

A:

If you transfer your shares of Company Common Stock before consummation of the Company Merger, you will have transferred the right to receive the Per Share Price, if applicable, and lose your appraisal rights. In order to receive the Per Share Price, if applicable, or exercise appraisal rights, you must hold your shares through the Company Merger Effective Time.

Q:	How do I surrender my Uncertificated Shares held by E2open’s transfer agent, Continental Stock Transfer & Trust Company?

A:

Parent will direct the payment agent to mail to each holder of record of Uncertificated Shares (as defined in “The Merger Agreement—Procedures for Receiving Merger Consideration” beginning on page 84) instructions for use in effecting the surrender of Uncertificated Shares in exchange for the Per Share Price. Upon the payment agent’s receipt of an “agent’s message” (or such other evidence as the payment agent may reasonably request), the holder of such Uncertificated Shares will be entitled to receive the Per Share Price in exchange for each share of Class A Common Stock represented by such Uncertificated Share and such surrendered Uncertificated Share will be cancelled. See the section in this information statement entitled “The Merger Agreement— Procedures for Receiving Merger Consideration” beginning on page 84.

Q:	What happens to my shares of Class A Common Stock held by my broker?

A:

Your broker generally will handle cashing out all shares of Class A Common Stock that you hold in your brokerage account after the Closing has occurred. You should direct any specific questions on this to your broker.

Q:	Are the Mergers subject to the fulfillment of certain conditions?

A:

Yes. Before the Mergers can be completed, Company Parties and Parent Parties must fulfill or, if legally permissible, waive several closing conditions. If these conditions are not satisfied or waived, the Mergers will not be completed. See the section in this information statement entitled “The Merger Agreement—Conditions to Consummation of the Mergers” beginning on page 100.

Q:	Am I entitled to exercise appraisal rights instead of receiving the Per Share Price for my shares?

A:

Yes. Under Section 262 of the DGCL, stockholders who did not provide a consent to the adoption of the Merger Agreement (i.e., stockholders other than the Principal Stockholders) are entitled to exercise appraisal rights in connection with the Company Merger with respect to their shares of Company Common Stock if they meet certain conditions and comply with the applicable statutory procedures for demanding and perfecting appraisal rights and do not subsequently validly withdraw or lose such rights. See the section in this information statement entitled “Appraisal Rights” beginning on page 119.

Q:	What happens if a third-party makes an offer to acquire E2open before the Mergers are completed?

A:

If, prior to obtaining the Company Stockholder Approval, E2open or any of its representatives had received a bona fide, written Acquisition Proposal, then in response to such Acquisition Proposal, E2open could have engaged in or otherwise participated in discussions or negotiations with such person or group and its representatives if the Board had determined in good faith that such Acquisition Proposal constituted or would reasonably be expected to lead to a Superior Proposal and that the failure to take such action would reasonably have been expected to be inconsistent with E2open’s directors’ fiduciary duties under applicable law (as further described in “The Merger Agreement—Superior Proposal and Change of Recommendation” beginning on page 103). E2open obtained the Company Stockholder Approval on May 25, 2025, thus extinguishing E2open’s rights with respect to Acquisition Proposals and, as a result, E2open cannot now engage with any third-party that makes an offer to acquire E2open.

Q:	Will I owe taxes as a result of the Mergers?

A:

The exchange of Class A Common Stock for cash pursuant to the Company Merger will be a taxable transaction for United States federal income tax purposes. Therefore, a United States Holder receiving cash in the Company Merger generally will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference between (x) the amount of cash the United States Holder received (determined before deduction of any applicable withholding taxes) and (y) such United States Holder’s adjusted tax basis of the surrendered shares of Class A Common Stock.

A Non-United States Holder will generally not be subject to United States federal income tax on any gain resulting from the exchange of Class A Common Stock pursuant to the Company Merger, unless such holder has certain connections to the United States.

Holders of Class A Common Stock should read the section entitled “Special Factors—Material United States Federal Income Tax Consequences of the Company Merger” beginning on page 73 for a more detailed description of the United States federal income tax consequences of the Company Merger. Tax matters can be complicated, and the tax consequences of the Company Merger to you will depend on your particular situation. Holders are urged to consult their own tax advisors about the United States federal, state, local and non-United States tax consequences of the Company Merger.

Q:	Where can I find more information about E2open?

A:

We file periodic reports, proxy statements and other information with the SEC. This information is available on the website maintained by the SEC at www.sec.gov. For a more detailed description of the available information, please refer to “Where You Can Find More Information and Incorporation by Reference” beginning on page 126.

Q:	Who can help answer my other questions?

A:

If you have more questions about the Mergers, please contact our Investor Relations department at investor.relations@e2open.com. If your broker holds your shares, you should call your broker for additional information.

SPECIAL FACTORS

Background of the Mergers

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. The following chronology does not purport to catalogue every conversation of, or among the Board, E2open, the TRA Committee, WiseTech Global Limited (“WiseTech”) or the representatives of the E2open or WiseTech and other parties.

The Board and the Company’s management, with the assistance of the Company’s advisors, regularly review the Company’s historical performance, future growth prospects and long-term strategy and objectives in light of market and industry conditions. These reviews have included, among other things, consideration of organic growth initiatives, acquisitions, divestitures, and potential business combination transactions, as well as other strategic opportunities, including in response to indications of interest received from third parties, in each case, with a view towards enhancing stockholder value. As part of these reviews, the Board, together with the Company’s management and with the assistance of the Company’s outside advisors, evaluate strategic opportunities from time to time to determine what would offer the best avenue to enhance stockholder value along with the potential benefits and risks of any potential alternative. As a result, from time to time, at the direction of the Board, representatives of the Company and its outside advisors engaged in discussions with representatives of other companies in, or interested in, cloud-based, end-to-end software configuration management and orchestration software, as well as financial sponsors.

On May 23, 2023, a representative of a potentially interested strategic party (which we refer to as “Party A”) contacted Chinh E. Chu, in his capacity as Chairman of the Board of Directors, informing Mr. Chu that Party A had been conducting diligence on the Company on an outside-in basis and expressed a desire to meet with the Company’s management team in order to validate Party A’s thesis and implied value of the Company prior to submitting an acquisition offer for the Company. The representative of Party A did not provide an indication of value but noted Party A would likely be open to rollover of equity in connection with a potential acquisition of the Company; although, no specific proposals were made nor were terms discussed with respect thereto.

Also on May 23, 2023, the Company entered into an indemnification agreement with CC Capital Partners, LLC (including through its other affiliates, collectively, “CC Capital”), Mr. Chu’s investment firm, pursuant to which the Company agreed to indemnify CC Capital in connection with financial and structural analysis, guidance in connection with due diligence investigations, corporate strategy, business operations, transaction readiness and other similar services and support that CC Capital previously provided to the Company as well as any other services that were requested by the Company (and agreed by CC Capital) from time to time.

On May 26, 2023, the Board held a meeting to discuss Party A’s outreach. The Board discussed, among other things, whether to permit Party A to meet with management in order to obtain additional information to allow it to submit a written indication of interest to the Company and also discussed engaging Kirkland & Ellis LLP (“Kirkland”) to advise the Company in connection with a potential transaction. Following discussion, the Board determined to engage Kirkland and for the Board to reconvene with counsel in attendance in order to discuss Party A’s outreach and potential next steps.

On May 31, 2023, the Board held a meeting with representatives of Kirkland, outside counsel to the Company, as well as representatives of CC Capital, in attendance. The Board discussed, among other things, (i) next steps with respect to Party A and (ii) certain legal and process considerations with respect to a potential acquisition offer, including whether to form an ad hoc transaction committee to assist with evaluating a potential strategic transaction involving the Company. At the meeting, representatives of Kirkland reviewed with the Board its fiduciary duties under Delaware law and discussed certain considerations for the Board when undertaking a potential sale of the Company, including potential conflict matters (including with respect to the Company’s TRA). The Board also discussed certain considerations relating to the Company’s latest long-range financial projections and noted such financial projections would need to be updated in connection with a potential transaction. Following discussion, the Board determined to establish an ad hoc transaction committee of the Board composed of Mr. Chu, Keith Abell, Eva Harris and Deep Shah, each of whom was independent and was not a beneficiary of the TRA, to explore, evaluate, consider, review, negotiate and, as appropriate, make a recommendation to the Board with respect to a potential business combination transaction or other similar strategic transaction involving the Company and alternatives thereto. In addition, the Board determined that the Company should provide Party A with certain limited initial due diligence information, assuming the entry into an acceptable confidentiality agreement, which was to include customary nondisclosure and nonuse provisions as well as a customary standstill provision prohibiting Party A (for an agreed-upon period) from taking certain actions with respect to the Company without the prior written consent of the Company, and clean team agreement, in order to position Party A to make an attractive offer to the Company for the transaction committee and the Board’s consideration.

On June 11, 2023, following the Board’s instruction, the Company entered into a confidentiality agreement with Party A and finalized discussions concerning entry into a clean team agreement with Party A.

On June 14, 2023, the Board held a meeting with members of the Company’s management and representatives of CC Capital and Kirkland in attendance. Management provided the Board with updates regarding management’s discussions with Party A that had taken place over the past two weeks, including an in-person meeting with senior executives of Party A and the Company. Management informed the Board that additional meetings were being scheduled which would inform whether Party A would submit an initial indication of interest and was interested in moving forward. The Board discussed, among other things, whether to hire a financial advisor to assist the Company’s evaluation of a potential transaction but deferred that decision for the time being.

Subsequent to this meeting, and following initial discussions between the Company and Party A, Party A determined it was no longer interested in pursuing a potential transaction with the Company at that time. Given this potential transaction did not proceed, no action was taken by the ad hoc transaction committee and it was not formally put into effect.

From June to October 2023, the Board continued to meet in the ordinary course, and discussed, among other things, the Company’s performance as compared to its outlook, and ongoing considerations with respect to various strategic alternatives which may be available to the Company, taking into account market conditions and the Company’s performance as compared to its plan.

On October 10, 2023, the Company announced its fiscal 2024 second quarter earnings, lowered its full-year forward guidance and announced the transition of its Chief Executive Officer, resulting in a decline in its stock price by $2.20, or 50.1%, to $2.19 per share at close on October 11, 2023, the day following the announcement.

On October 15, 2023, representatives of Elliott Investment Management L.P. (“Elliott”) reached out to Mr. Chu to inform Mr. Chu of Elliott’s intention to convert its filing on Schedule 13G, filed as of March 10, 2021, as amended, to a filing on Schedule 13D which would be filed with the SEC the following morning and would disclose that, in light of the Company’s recent performance, it was Elliott’s belief that the stock was undervalued and was currently evaluating potential ideas for value creation.

On October 16, 2023, Elliott filed a Schedule 13D disclosing beneficial ownership of approximately 9.0% of the Company’s outstanding Class A Common Stock, with an additional 4.8% of economic exposure in the form of cash settled swaps representing a combined economic exposure of approximately 13.8% of the shares of Class A Common Stock outstanding. As had been previewed with Mr. Chu, Elliott’s Schedule 13D filing noted a belief that the Company’s shares were undervalued and represented an attractive investment opportunity. Elliott disclosed an intention to engage in a dialogue with the Board and/or management about strategic opportunities to maximize shareholder value, including transactions in which Elliott would seek to participate and potentially engage in as an acquirer, investor, and/or financing source.

On October 17, 2023, the Board held a meeting with representatives of CC Capital and Kirkland in attendance. The Board discussed, among other things, outreach by representatives of Elliott following its Schedule 13D filing and that Mr. Shah was scheduled to speak with representatives of Elliott later in the day to understand Elliott’s views on the Company and their rationale for the Schedule 13D filing. Representatives of Kirkland then discussed the Board’s fiduciary duties in light of the Schedule 13D filing, provided an overview of Elliott’s history at the Company as well as in recent similar situations, reviewed communication guidelines and advised the Board on potential next steps, including issuing a press release after-market on October 17, 2023 to acknowledge the Schedule 13D filing and inform the market that the Board was meeting with Elliott to understand their objectives. In addition, the Board discussed various hypothetical scenarios resulting from the Schedule 13D filing involving a potential sale of the Company. The Board also discussed the retention of a financial advisor to assist the Board in connection with a potential strategic transaction and communications with potentially interested third-parties, and determined to contact a number of potential advisors to solicit proposals for a financial advisory role.

On October 19, 2023, the Board held a meeting with members of management and representatives of CC Capital and Kirkland in attendance. The Board discussed recent conversations between members of the Board and representatives of an existing stockholder (which we refer to as “Party B”) who had communicated its intent to make an offer to acquire the Company as soon as October 23, 2023 and expressed interest in a transaction involving rollover of equity by certain investors of the Company. Mr. Shah also informed the Board that he had received a call from a representative of another potentially interested strategic party expressing interest in a potential acquisition of the Company. In addition, the Board discussed process considerations regarding a potential review of strategic alternatives available to the Company, including on the considerations related to the possible formation of special committees of the Board in certain circumstances, communications with external stakeholders and leak protocol. After a discussion on the relative merits of various investment banking firms that had submitted proposals to serve as financial advisor to the Company, the Board determined to solicit fee proposals from each of Rothschild & Co and Citigroup Global Markets, Inc. (“Citigroup”) to serve as financial advisors and assist the Company in a potential review of strategic alternatives based on their qualifications, expertise and familiarity with the Company’s business and industry. The Board also discussed ongoing engagement with another existing stockholder of the Company, including in relation to governance matters and a potential review of strategic alternatives, and approved moving forward with such discussions following the entry into a customary confidentiality agreement. In anticipation of a potential review of strategic alternatives, the Board instructed members of management to complete an update to the Company’s long-range financial projections.

Following the receipt and review of fee proposals and discussion among the members of the Board, the Board determined to proceed with both Rothschild & Co and Citigroup as financial advisors, subject to entry into acceptable engagement letters and conflicts disclosure.

On October 27, 2023, the Board held a meeting with members of management and representatives of CC Capital, Kirkland, Rothschild & Co and Citigroup in attendance. The Board discussed, among other things, additional outreach by Party B where they indicated a commitment to being constructive with their engagement and accordingly, would hold off on submitting a formal acquisition offer for the Company in order to allow the Company to get organized around a potential strategic alternatives process should the Board elect to undertake such a process. The Board also discussed whether it was appropriate to publicly announce a formal launch of a strategic alternatives review, but decided to defer the decision until the Company and its advisors had finished their preliminary financial analyses of the Company.

On October 28, 2023, the Company entered into an engagement letter with Rothschild & Co and representatives of Rothschild & Co delivered a relationships disclosure memo to the Board.

On October 30, 2023, representatives of Rothschild & Co received an unsolicited inquiry from a financial sponsor (which we refer to as “Party C”) expressing initial interest based on market rumors, but no specific proposal or terms with respect to a potential strategic transaction were discussed. Rothschild & Co communicated the inquiry to the Board.

On October 31, 2023, the Company entered into an engagement letter with Citigroup.

Between November 2, 2023 and March 7, 2024, when the Company’s strategic alternatives review process was publicly announced, representatives of Rothschild & Co received informal inbound inquiries from an additional seven parties expressing potential interest in a transaction involving the Company, of which the directors were continuously kept apprised as further discussed below.

On November 3, 2023, the Board held a meeting with members of management and representatives of CC Capital, Kirkland, Rothschild & Co and Citigroup in attendance. The Board discussed, among other things, the status of works streams in preparing for the upcoming meeting of the Board on November 10, 2023, at which the financial advisors were to advise the Board on their preliminary financial analyses of the Company in connection with a potential strategic alternatives process.

On November 6, 2023, at the Board’s direction, representatives of Rothschild & Co contacted a financial sponsor (which we refer to as “Party D”) to gauge its interest in a potential acquisition of the Company.

On November 8, 2023, representatives of Citigroup delivered a relationships disclosure memo to the Board.

On November 9, 2023, representatives of Rothschild & Co received an unsolicited inquiry from a strategic party (which we refer to as “Party E”) indicating potential interest in a joint acquisition of the Company alongside Party D, with whom Party E had formed a strategic partnership with in 2021.

On November 10, 2023, the Board held a meeting with members of management and representatives of CC Capital, Kirkland, Rothschild & Co and Citigroup in attendance. The Board discussed, among other things, the potential for aligning the announcement of a strategic alternatives review process with the Company’s announcement of its third-quarter earnings anticipated to be on or around January 9, 2024. The financial advisors also provided an update on their preliminary financial analyses, which remained ongoing. The Board also reviewed and discussed Rothschild & Co and Citigroup’s relationship disclosure letters, and determined that there were no relationships that would affect the ability of either financial advisor to fulfill its responsibilities as financial advisors to the Company.

On November 17, 2023, the Board held a meeting with members of management and representatives of CC Capital, Kirkland, Rothschild & Co and Citigroup in attendance. The Board discussed, among other things, the Company’s performance and certain metrics that would inform the Company’s valuation, including management’s five-year long-range plan, a Quality of Earnings report and a churn analysis of the Company’s customers. The Board also discussed with its advisors certain parties, both financial sponsors and strategics, that might be interested in participating in the strategic alternatives review process as a potential buyer, and also discussed those third-parties which the financial advisors had received inbounds from thus far.

On November 20, 2023, representatives of Rothschild & Co received an unsolicited inquiry from the chief executive officer of a strategic party (which we refer to as “Party F”) expressing interest in the acquisition of the Company’s LaaS business.

On December 1, 2023, the Board held a meeting with members of management and representatives of CC Capital, Kirkland, Rothschild & Co and Citigroup in attendance. The Board discussed, among other things, certain models, data and supplementary information being prepared by management to be used in connection with the anticipated strategic alternatives review process, including an assessment of the impact of any potential transaction on the Company’s TRA. In addition, the Board discussed various additional inbounds the financial advisors had received regarding a transaction with the Company, including interest in specific assets of the

Company. However, following discussion, the Board determined it was not interested in proposals for segments of the Company’s business at this time, but rather was focused on a sale of the Company as a whole in order to obtain the best possible result from the strategic alternatives review process. Upon the Board’s instruction, representatives of Rothschild & Co indicated to Party F that the Board was not interested in a divestiture of its assets at this time (and instead remained focused on a whole company alternative).

On each of December 8 and December 15, 2023, the Board held meetings with members of management and representatives of CC Capital, Kirkland, Rothschild & Co and Citigroup in attendance. The Board discussed, among other things, the workstreams affecting the timing for the Company’s announcement of a strategic alternatives review process, concluding that such a process should only formally be announced when the key workstreams were complete in order to be ready to engage with potential counterparties, even if that would result in the announcement being delayed from the previously contemplated date tied to the Company’s third quarter earnings. The Board also discussed proactive messaging with Party B to keep them informed on timing for announcement of a strategic alternatives review process.

On January 19, 2024, the Board held a meeting with members of management and representatives of CC Capital, Kirkland, Rothschild & Co and Citigroup in attendance. The Board discussed, among other things, market reception of the Company’s third quarter results announcement and timing for the strategic alternatives review announcement, including management’s ongoing work which would inform the Company’s long-range financial projections and the financial advisors’ ongoing work on their preliminary financial analyses of the Company. In light of the discussion, the Board determined that it was prudent to delay any announcement of the strategic alternatives review process until the preparatory work was completed.

On January 25, 2024, the Board held a meeting with members of management and representatives of CC Capital, Kirkland, Rothschild & Co and Citigroup in attendance. Representatives of Rothschild & Co and Citigroup reviewed certain strategic alternatives available to the Company. The Board discussed, among other things, the financial advisors’ preliminary financial analyses and also discussed potential strategic buyers for outreach and strategic process architecture.

On February 2, 2024, the Board held a meeting with members of management and representatives of CC Capital, Kirkland, Rothschild & Co and Citigroup in attendance. The Board discussed, among other things, the timing of a press release announcing the strategic alternatives review process, ultimately determining to move the announcement to early March with the potential for targeted outreach to certain strategic buyers prior to such date, assuming entry into customary confidentiality agreements, given the expectation that strategic parties, as compared to financial sponsors, would generally require additional time in order to conduct due diligence and obtain any necessary approvals in advance of submitting an indication of interest.

On February 13, 2024, Rothschild & Co submitted an updated relationship disclosure letter to the Board.

On February 14, 2024, the Company announced the appointment of Andrew Appel as its Chief Executive of the Company, who had been serving as interim Chief Executive Officer since October 2023, resulting in a slight increase in its stock price by $0.13, or 3.2%, to $4.15 per share at close on February 15, 2024, the day following the announcement.

On February 27, 2024, at the direction of the Board, representatives of Rothschild & Co contacted Vlad Bilanovsky, Chief Execution Officer of WiseTech, to engage in discussions and gauge interest with respect to a potential transaction between the Company and WiseTech.

On March 2, 2024, the Board held a meeting with members of management and representatives of CC Capital, Kirkland, Rothschild & Co and Citigroup in attendance. The Company’s management discussed with the Board, among other things, the Company’s long-range financial projections (the “2024 Forecasts” as discussed in further detail in the section of this information statement entitled “Special Factors—Certain

Company Financial Forecasts” beginning on page 62) to be provided to potential counterparties and to be used by the Board to compare the standalone business of the Company to any proposals received from counterparties. Following discussion, the Board approved providing the 2024 Forecasts to parties interested in exploring a potential strategic transaction involving the Company assuming execution of an acceptable confidentiality agreement and for use by the financial advisors and the Company and its advisors in connection with the strategic alternatives review and the TRA analysis. The Board approved the Company moving forward with the issuance of the press release announcing the launch of the strategic alternatives review as well as outreach by the financial advisors to potentially interested parties.

On March 7, 2024, the Company issued a press release announcing the initiation of a strategic review in order to evaluate options to enhance shareholder value and further strengthen the Company’s leading position in the growing supply chain management software market.

Between March 5 and March 13, 2024, at the Board’s direction, representatives of Rothschild & Co contacted 36 potentially interested parties, including Party A, Party B, a financial sponsor (which we refer to as “Party G”), a financial sponsor (which we refer to as “Party H”), a financial sponsor (which we refer to as “Party I”), and a financial sponsor (which we refer to as “Party J”) in order to gauge interest with respect to a potential transaction involving the Company, 12 of whom entered into customary confidentiality agreements with the Company. The standstill provisions in each of the confidentiality agreements, other than with respect to five of such confidentiality agreements, ceased to be in effect in accordance with their terms prior to entry into the Merger Agreement. Each of the confidentiality agreements (including the five whose standstill terms had not expired at the time of entry into the Merger Agreement) permitted the parties to make acquisition proposals at any time after the Company enters into a definitive agreement with a third party providing for a change of control transaction of the Company. Representatives of the parties that did not execute confidentiality agreements conveyed various reasons to representatives of Rothschild & Co for determining not to pursue an acquisition of the Company, including, among other reasons, that a strategic transaction with the Company did not fit current strategic priorities, that the Company’s business was not a core priority for such party, concerns regarding pro forma revenue growth and operating performance challenges, execution risk and valuation concerns.

On March 15, 2024, the Board held a meeting with members of management and representatives of CC Capital, Kirkland, Rothschild & Co and Citigroup in attendance. The Board discussed the initial reactions to the strategic alternatives announcement and next steps. Among other things, representatives of Kirkland discussed with the Board the TRA and began to explore its potential impact in the event of a potential sale of the Company. The Company entered into the TRA in connection with the business combination transaction resulting in the Company becoming a publicly listed company in 2021, and following such time and prior to the amendment of the TRA described below, there had been no amendments to the TRA. Certain directors and prior members of management and certain of their respective affiliates, in addition to Insight Venture Management LLC and its affiliates (collectively, “Insight”) and Elliott, as equity holders of Holdings prior to the Company’s public listing, were parties to the TRA, and the TRA provided for acceleration of payments to TRA beneficiaries in connection with a change of control of the Company. In addition, representatives of Kirkland discussed relevant Delaware law matters, including the directors’ fiduciary duties, process considerations, incremental procedural protections that should be considered at the appropriate time to address any potential impact of the TRA on a sale process and any potential conflicts that may arise should any of the financial sponsors affiliated with a director designee on the Board wish to consider participating on the buy-side of a transaction. The Board also discussed certain disclosures made by members of the Board with respect to the TRA, including, Tim Maudlin’s interests in the TRA and Ryan Hinkle’s employment status as Managing Director of Insight, a beneficiary of the TRA. The Board determined that no such procedural protections were necessary at the time.

On April 5, 2024, the Company entered into a customary confidentiality agreement with WiseTech to engage in detailed discussions with respect to a potential acquisition of the Company.

Over the course of the next several months, representatives of the Company’s management and Rothschild & Co continued to engage with and hold meetings with 20 parties, consisting of 16 financial sponsors and four strategic parties, which included WiseTech (the details of which are discussed below), in order to assess their respective interest in pursuing a potential transaction with the Company. As a result of the strategic alternatives review process, the Company entered into customary confidentiality agreements with an additional 12 potentially interested parties, each on substantially similar terms.

On April 16, 2024, representatives of a strategic party (which we refer to as “Party K”) reached out to representatives of Rothschild & Co to engage in preliminary discussions and gauge interest with respect to a potential transaction involving the Company.

On April 22, 2024, following the introductory call, representatives of Party K informed representatives of Rothschild & Co that they were not interested in a transaction with the Company at this time.

By the end of April 2024, all parties that had executed confidentiality agreements to date had received confidential information memorandums regarding the Company. Each potential counterparty that subsequently entered into a confidentiality agreement with the Company received a confidential information memorandum on the same day the party entered into a confidentiality agreement.

In late April 2024, the Board discussed finalizing a process letter to be circulated to the remaining potentially interested parties that had executed confidentiality agreements with the Company and remained engaged in discussions with the Company with respect to a potential strategic transaction and inviting each such party to submit non-binding written indications of interest to the Company by May 20, 2024 (the “2024 Phase I Process Letter”). As part of such discussion, the Board determined to include as an assumption a fixed net total dollar value of $100 million in connection with termination of the TRA for purposes of the parties’ bid submissions in order to provide a neutral means of assessing the bids. This amount had been calculated by the Company’s management and its advisors based on the estimated payment that the TRA beneficiaries would receive upon a change of control of the Company under the then-current terms of the TRA using certain assumptions discussed with the Company’s management team and financial advisors. Following discussion, the Board determined to instruct representatives of Rothschild & Co to send the 2024 Phase I Process Letter to the 17 parties who remained active in discussions, including WiseTech.

On May 16, 2024, representatives of Party H informed representatives of Rothschild & Co that it was no longer interested in pursuing a transaction involving the Company, citing concerns related to macroeconomic environment conditions and the Company’s near term financial performance.

On May 17, 2024, Mr. Appel and Richard White, Chairman of WiseTech, held a virtual meeting to discuss the respective parties’ interest in a potential transaction involving the Company. During this call, the participants discussed WiseTech’s preliminary views regarding the benefits that could be obtained from a potential transaction between the Company and WiseTech.

Between May 20 and May 22, 2024, the Company received non-binding indications of interest (i) from Party C that valued the Company at $4.00 per share in cash, with an expectation for fully committed debt financing at the time of signing and expectation that it would engage with management and existing stockholders at the appropriate time to discuss potential rollover participation, (ii) from Parties D and E submitting a joint bid (together, “Party D/E”) valuing the Company at $6.50 per share in cash, with a proscriptive thesis about a future carve-out of the Company to be pursued post-signing of a potential transaction and which contemplated a full-equity backstop as well as willingness to explore potential rollover participation with management and existing stockholders (iii) from Party G that valued the Company in an amount ranging from $5.25-$5.75 per share in cash and an expectation for fully committed debt financing at the time of signing, and (iv) from Party B which did not include an offer price, but instead indicated it would be looking for a partnership with another acquirer with a mutually agreeable valuation framework, citing up to $900 million of capital available for a transaction.

On May 23, 2024, the Board held a meeting with representatives of Kirkland and Rothschild & Co in attendance. The Board discussed, among other things, the four indications of interest received thus far, with representatives of Rothschild & Co noting that an additional indication of interest was expected to be received shortly from WiseTech. The Board, along with its advisors, discussed the terms of each of the indications of interest, including the viability of each and its associated financing, and instructed that representatives of Rothschild & Co speak to each of the parties that had submitted indications of interest, with the exception of Party C whom the Board determined not to advance to the next round in light of the offer price being lower than the Company’s then-current trading price, to further understand each party’s indication of interest in order for the Board to make an informed decision about next steps.

On May 24, 2024, representatives of WiseTech submitted a written non-binding indication of interest to the Board to acquire all of the outstanding shares of the Company for $5.50 per share in cash (the “WT May 2024 Proposal”), representing a 36% premium to the Company’s trading price of $4.05 on March 6, 2024, the last trading day prior to the announcement of the strategic alternatives process. As part of the WT May 2024 Proposal, WiseTech indicated, among other things, (i) its indication of interest was not based on management’s forecasts, but based on its own knowledge of the logistics industry in which the Company operates and WiseTech’s view of the growth outlook and synergies a deal would create, (ii) it would require up to an additional 4-6 weeks to complete their due diligence review, (iii) it had already arranged high-quality available funding through a combination of debt and equity proposals with highly confident letters from various financial institutions covering the full amount of the cash consideration of the WT May 2024 Proposal, and therefore any potential transaction would not include a financing condition, and (iv) it had assumed for purposes of the WT May 2024 Proposal a fixed net total dollar value of $100 million to terminate the TRA (per the instructions included in the 2024 Phase I Process Letter).

Later on May 24, 2024, representatives of Rothschild & Co contacted each individual member of the Board in order to discuss the WT May 2024 Proposal as well as to provide a summary of the clarifying calls representatives of Rothschild & Co had at the Board’s instruction with each of Party B, Party D/E and Party G. Following individual discussions, the Board instructed representatives of Rothschild & Co to communicate to each of Party B, Party D/E, Party G and WiseTech to continue engaging with the Company and its advisors in order to assess their respective interests in a potential transaction with the Company, but each would need to increase their offer price and to encourage them to act quickly to engage in a potential transaction with the Company.

Between May 24 and June 30, 2024, representatives of the Company and Rothschild & Co had a number of discussions and held in-person meetings with representatives of Party B, Party D/E, Party G and WiseTech as each of the parties continued to consider its interest in pursuing a potential transaction with the Company.

In June 2024, the Company and Kirkland negotiated with WiseTech and its outside counsel, Cravath, Swaine & Moore LLP (“Cravath”), a separate “clean team” agreement, pursuant to which it was agreed that certain competitively sensitive information of the Company would only be shared with a specified subset of the representatives of the Company and WiseTech and under supervision of regulatory counsel.

On June 12, 2024, WiseTech and the Company executed the “clean team” agreement.

Also on June 12, 2024, Mr. Appel and Mr. White held a virtual meeting to continue discussing WiseTech’s interest in a potential transaction involving the Company, WiseTech’s evaluation of the potential benefits of such a potential transaction and to discuss a potential timeline and process for further discussions.

On June 17, 2024, following discussion with the Board and upon the Board’s instruction, representatives of Rothschild & Co sent a Phase II process letter to each of the remaining four interested parties requesting an updated written indication of interest to be provided to the Company by July 17, 2024.

In June 2024, representatives of Kirkland held a number of meetings with the Company’s management, during which, representatives of Kirkland reviewed the key terms of draft merger agreements prepared by

Kirkland at the direction of the Board, including a version for financial sponsors and a separate version for strategic parties.

On June 26, 2024, representatives of WiseTech submitted an update to the WT May 2024 Proposal, in which Parent informed the Company of its decision to not proceed with the WT May 2024 Proposal for an acquisition of the Company.

On June 27, 2024, following discussion, the Board authorized the Company’s management, Kirkland and Rothschild & Co to upload the draft merger agreements to the virtual data room for parties who remained engaged in the process. Representatives of Rothschild & Co promptly uploaded the draft merger agreements to the virtual data room. The draft merger agreements, among other things, (i) contained customary representations, warranties and covenants for a transaction involving a financial sponsor buyer and strategic buyer, respectively, (ii) provided for customary termination rights of the Company, including to enter into an acquisition agreement for a superior proposal (subject to compliance with the terms of the agreement and the payment of a termination fee), and (iii) included “hell or high water” obligations with respect to achieving required regulatory approvals. The draft merger agreements provided the Company the option of obtaining shareholder approval at a special meeting called to approve the transaction or via delivery of a written consent by stockholders who together held the requisite percentage of voting securities of the Company to approve a change of control transaction in accordance with the DGCL and the Company’s organizational documents (“Requisite Stockholders”). The draft merger agreements also did not contemplate any amendment to the terms of, or any waiver of the potential payments to be owed under, the TRA in connection with a change of control transaction.

On July 1, 2024, the Board held a meeting with representatives of Kirkland and Rothschild & Co in attendance. At this meeting, representatives of Rothschild & Co reviewed, among other topics, an update with respect to the recent discussions with each of the five parties that had submitted initial indications of interests and the feedback received to date, including from parties who had recently declined to move forward in the process notwithstanding the submission of an indication of interest. Representatives of Party D/E had informed representatives of Rothschild & Co that they were no longer interested in pursuing a potential transaction with the Company, citing recent management changes at Party E combined with the complexities involved in a potential carve-out transaction with the Company as had been previewed in its indication of interest. Representatives of Party D also indicated to representatives of Rothschild & Co that it was no longer interested in the strategic process citing a valuation gap. Representatives of Rothschild & Co informed the Board of the update provided by WiseTech on June 26, 2025 and that from WiseTech was no longer interested in an acquisition of the Company at this time. The Board also discussed the appropriate next steps with respect to Party B, who remained engaged in the process and was continuing to conduct due diligence, but required a partner in order to submit a final proposal for the Company. Representatives of Rothschild & Co also informed the Board that members of management were updating the Company’s long-range financial projections based on recent Company performance and the financial advisors were updating their preliminary financial analyses. Following discussion, the Board instructed Rothschild & Co, Mr. Appel, and Mr. Chu to reach out in an effort to re-engage WiseTech on the prospect of a potential acquisition of the entire Company by WiseTech as well as to maintain discussions with Party B. At this meeting, representatives of Kirkland reminded the Board that in the event a director or the designating sponsor of such director becomes interested in possibly participating in a potential transaction with the Company, the director should inform the Board so that the Board could implement appropriate procedural protections to address any conflicts; no such conflicts were indicated at this time.

Also on July 1, 2024, representatives of Party G informed representatives of Rothschild & Co that it was no longer interested in pursuing a transaction involving the Company.

On July 8, 2024, the Board held a meeting with members of management and representatives of CC Capital, Kirkland and Rothschild & Co in attendance. The Board discussed, among other things, that Party B had communicated to representatives of Rothschild & Co that they remained interested in acquiring the Company but required a lead investor, with a significant portion of the transaction value funded by rollover participation by existing investors. Representatives of Rothschild & Co also informed the Board of a call they had, along with Mr. Chu, with senior executives of WiseTech, during which WiseTech reiterated that it was no longer interested in acquisition of the Company at this time. The Board directed representatives of Rothschild & Co to instruct both Party B and Parent to submit final proposals with respect to an acquisition of the Company.

On July 17, 2024, representatives of Party B submitted an updated indication of interest to participate in a transaction to acquire all of the outstanding shares of the Company valued at $4.50 per share in cash, contingent on sufficient rollover participation by existing investors and/or participation from a new lead investor.

On July 19, 2024, the Board held a meeting with members of management and representatives of Kirkland and Rothschild & Co in attendance. Representatives of Rothschild & Co discussed with the Board the updated $4.50 proposal received from Party B, including Party B’s expectation that its new incremental cash equity investment in a proposed transaction would be senior to any rollover equity (including its own) in a post-transaction capital structure. The Board discussed, among other things, due diligence and timing expectations with respect to a transaction with Party B, as well as the Company’s standalone prospects, including challenges to the business as a public company and opportunities to increase profitability. Representatives of Kirkland discussed the contemplated rollover structure of Party B’s proposal, indicating that stockholders affiliated with members of the Board would at the appropriate time need to make a decision regarding potential rollover participation so that the Board could establish an appropriate process for decision-making regarding a potential transaction with Party B and related conflicts matters. The Board authorized representatives of Rothschild & Co to continue engagement with Party B in order to further discussions regarding a potential transaction with the Company and also instructed representatives of Rothschild & Co to prepare illustrative analyses of Party B’s proposed post-transaction capital structure in order to assist in evaluating a potential transaction with Party B. No decision was made by stockholders affiliated with members of the Board concerning rollover participation at that time.

On July 23, 2024, at the Board’s direction, representatives of Rothschild & Co communicated with representatives of Party B that the Company was working with certain of its stockholders in order to permit discussions between Party B and those stockholders regarding the terms of possible rollover participation in a potential transaction with Party B so that the Board could understand whether the proposed transaction was viable.

In July 2024, the Company entered into customary confidentiality agreements with certain of the Company’s existing stockholders to permit such stockholders to engage in discussions with the Company and Party B regarding equity and/or rollover participation in a potential transaction. Each of those stockholders indicated that they had not made any decision about whether or not they would be willing to participate in any transaction with Party B or otherwise as an equity or rollover investor.

On August 1, 2024, the Board held a meeting with representatives of Kirkland and Rothschild & Co in attendance. The Board discussed, among other things, the latest discussions between representatives of Rothschild & Co and representatives of Party B regarding the various transaction structures and the potential for partnership with both existing stockholders as well as certain other new financial sponsors in the form of equity and/or rollover participation in a potential transaction involving the Company (noting that no existing stockholder affiliated with a board representative had many any decision with respect to such participation), including the timing expectations in order for Party B to finalize a proposal. The Board also discussed recent conversations between representatives of the Company and Rothschild & Co with representatives of WiseTech regarding an acquisition offer for the Company in which WiseTech reiterated that it was not interested in an acquisition of the Company at this time and accordingly, would not be moving forward. The Board instructed Mr. Appel to prepare materials concerning the Company’s standalone prospects should that be the best outcome for stockholders in order to present to and discuss with the Board. At this meeting, the Board authorized representatives of Rothschild & Co to continue communications with Party B regarding its participation in a potential transaction, including that Party B would need to increase its offer price.

On August 15, 2024, the Board held a meeting with members of management and representatives of CC Capital, Kirkland and Rothschild & Co in attendance. At this meeting, members of management presented to and discussed with the Board the Company’s outlook for the second quarter of fiscal year 2025. Following the departure of certain members of management and other invited guests, the Board discussed, among other things, a joint acquisition offer submitted by Party B and Party C (who had previously submitted an indication of interest to the Board which the Board decided not to advance because it was below the Company’s trading price at that time) for $4.50 per share in cash involving an aggregate new equity investment of approximately $1.2 billion together with sufficient rollover of existing equityholders. Representatives of Rothschild & Co noted that the joint proposal was highly dependent on a preferred equity structure for the new equity investment which had not been considered by potential rollover investors who would need to assess the structure if the Board decided to move forward with the offer. The Board instructed representatives of Rothschild & Co to communicate to Party B and Party C that they would need to increase their price meaningfully and the Board’s concerns with preferred equity structure (as opposed to a structure where new and existing rollover investors all received common stock) due to the likelihood that it would result in low rollover participation and therefore render the proposal unactionable.

Later on August 15, 2024, at the direction of the Board, representatives of Rothschild & Co had a telephonic meeting with representatives of Party B and Party C informing them of the Board’s message to meaningfully increase in price and the Board’s concerns with the proposed transaction structure.

On August 18, 2024, Party B and Party C jointly submitted a term sheet for the convertible preferred equity structure with terms that had been previewed and discussed with the Board at the August 15, 2024 meeting. In addition to the $1.2 billion convertible preferred equity investment, the term sheet contemplated approximately $661 million in common equity rollover by existing investors. Representatives of Rothschild & Co shared the preferred term sheet, as well as Rothschild & Co’s illustrative analyses of the proposed rollover analytics and post-transaction capital structure with the Board on August 18, 2024, with the latter subsequently shared with certain of the Company’s stockholders to assist in their evaluation of the proposed transaction structure and possible participation.

On August 20, 2024, Rothschild & Co submitted an updated relationship disclosure letter to the Board.

On August 27 and 28, 2024, Mr. Chu and representatives of Rothschild & Co, respectively, held telephonic meetings with representatives of Party B to discuss the transaction structure proposed by Party B and Party C, who, with the permission of the Company, had now engaged in exploratory discussions with certain existing Company stockholders (with no commitments or agreements made at such time). Mr. Chu and representatives of Rothschild & Co again reiterated that Party B and Party C should focus their efforts on an all-common stock financing structure given the lack of expected rollover participation interest with the preferred equity structure, and that the parties would need to come back to the Company with a refined view on value quickly in order to advance in the strategic alternatives review process.

In September 2024, representatives of the Company and Rothschild & Co had a number of discussions and meetings with Party B and Party C to discuss a potential transaction, including to provide an update on the Company’s most recent financial results and broader transformation updates.

On September 25, 2024, representatives of Party B and Party C informed representatives of Rothschild & Co that they were continuing to evaluate various preferred equity and all-common transaction financing structures taking into account the feedback received from the Board and certain of its stockholders who were implicated by the proposed transaction structure due to the requested rollover.

Between October and December 2024, representatives of the Company and Rothschild & Co continued to meet with certain potentially interested parties, including Party B, Party F, Party I and Party J, to discuss general business updates, including regarding tech and applications and cost initiatives underway at the Company, as well as a financial sponsor (which we refer to as “Party L”) who expressed interest in partnering with another bidder in connection with a potential transaction involving the Company.

On October 15, 2024, Rothschild & Co submitted an updated relationship disclosure letter to the Board.

On November 6, 2024, representatives of Rothschild & Co provided the Board with an update on the strategic alternatives review, noting, among other things, that (i) Party I continued to assess a potential transaction with the Company, but was waiting for the Company’s fiscal year 2025 third quarter results to be announced before determining whether to move forward, (ii) a financial sponsor who had been in initial discussions with representatives of Rothschild & Co earlier in the year before ultimately declining to move forward and who remained subject to the terms of its confidentiality agreement previously entered into, requested certain information on the Company in order to assess their interest in a potential transaction, (iii) Party F had expressed interest in a number of potential transactions, including an acquisition of the entire Company, a joint venture involving Party F’s freight business and the Company’s LaaS business, and also submitted an indication of interest in a range of $200-$225 million to acquire the Company’s LaaS business, and (iv) Party B and Party C were continuing to assess a potential transaction, but had not approached the Company with an improved offer as the Company requested. Following various discussions with and instruction from the Board, representatives of Rothschild & Co continued to engage with and assist the interested parties in their ongoing efforts to assess a potential transaction involving the Company.

On November 25, 2024, at the Board’s direction, representatives of Rothschild & Co contacted representatives of Party H to provide a general business update regarding the Company in order to gauge whether Party H would be interested in re-engaging with the Company on a potential transaction. As a result of this outreach, between November 2024 and March 2025, management and representatives of Rothschild & Co held approximately 40 meetings and discussions with representatives of Party H to discuss the merits of a potential transaction between the Company and Party H and conduct due diligence sessions.

On December 17, 2024, representatives of Rothschild & Co provided the Board with an update on the strategic alternatives review, noting, among other things, that Party F, Party H, Party I and Party J continued to engage with the Company and its advisors on conducting due diligence, with Party F and Party H being the most active parties. Representatives of Rothschild & Co also noted to the Board that Party B (who was no longer working with Party C) and Party L each remained interested in partnering alongside a lead bidder.

On December 27, 2024, the Board held a meeting with members of management and representatives of Kirkland and Rothschild & Co in attendance. The Board discussed, among other things, updates on the strategic alternatives review process as well as the Company’s operational performance and outlook. Representatives of Rothschild & Co provided a summary of discussions with the seven counterparties who remained in discussions with the Company, including two who had recently been working with the Company and Rothschild & Co to conduct in-depth business and commercial diligence. The Board also discussed the latest communications with Party B who continued to remain interested in partnering with a bidder as part of an acquisition transaction involving the Company. Mr. Appel provided an update to the Board of the Company’s recent performance and financial outlook, in particular discussing the Company’s annual recurring revenue growth and churn rate, outlook for the following fiscal year, and market and customer reactions to the Company’s most recent employee hires. The Board instructed management to update the Quality of Earnings, the long-range financial projections and the TRA analysis for use in connection with the ongoing strategic alternatives review, including due to the passage of time and market conditions. The Board also instructed representatives of Rothschild & Co to continue in its discussions with the potential counterparties to encourage submission of acquisition offers for the Company in order for the Board to discuss and compare against the Company’s standalone plan before reaching a conclusion on the strategic alternatives review process and path forward.

On January 4, 2025, representatives of Party H submitted a written non-binding indication of interest to the Board to acquire all of the outstanding shares of the Company in cash in an amount ranging between $3.65-$3.75 per share (the “Party H - January 2025 Proposal”), representing a 29% to 33% premium to the Company’s closing stock price of $2.83 on January 3, 2025. As part of the Party H - January 2025 Proposal, Party H (i) indicated that their offer did not reflect any expected impact and treatment of the TRA in connection with a potential transaction due to the lack of relevant information at the time of submission, (ii) that they would have fully committed debt and equity financing in place at the time of signing a transaction and any potential transaction would not include a financing condition, and (iii) requested an exclusivity period of four weeks in order to finalize diligence and negotiation of the transaction documentation.

On January 5, 2025, representatives of Rothschild & Co held a telephonic meeting with representatives of Party H in order to review the Party H - January 2025 Proposal in detail. The Board discussed, among other things, (i) the status of Party H’s financing workstreams, with Party H noting they would be able to satisfy the full amount of the proposed purchase price and would not require any co-investment; (ii) that Party H had the full support of its internal investment committee as well as other key stakeholders; and (iii) that Party H’s request for exclusivity would be denied.

Also on January 5, 2025, representatives of Rothschild & Co provided the Board with an update on the other potentially interested parties that remained in the strategic alternatives review, including that Party F, Party I and Party J remained in communication with representatives of Rothschild & Co but had not meaningfully engaged at this time, and that each was focused on reviewing the Company’s fiscal year 2025 fourth quarter results. Representatives of Rothschild & Co also noted that two strategic parties who remained subject to the terms of their respective confidentiality agreements previously entered into had recently also expressed interest in a potential transaction though conversations remained at a high-level.

On January 13, 2025, the Board held a meeting with members of management and representatives of Kirkland and Rothschild & Co in attendance. The Board discussed, among other things, the Party H - January 2025 Proposal, as well as a general update on the strategic alternatives review process. Representatives of Rothschild & Co provided a summary of the Party H - January 2025 Proposal, noting for the Board that it excluded the impact of the TRA and tax assets as Party H continued to conduct its due diligence on the Company’s tax assets. Representatives of Rothschild & Co also provided a summary for the Board of the remaining six counterparties that were in dialogue with the Company, five of whom were actively conducting due diligence on the Company, and the sixth being Party B who remained interested in serving as a partner in a joint bid with a lead-investor. The Board discussed the need for management to update the Company’s long-range financial projections as well as the Company’s TRA analysis. The Board instructed representatives of Rothschild & Co to communicate to Party H that the Board was interested in engaging in further discussions with Party H; however, Party H would need to improve upon the offer in its Party H - January 2025 Proposal.

On January 14, 2025, the Board held a meeting with members of management and representatives of Kirkland and Rothschild & Co in attendance. The Company’s management discussed with the Board, among other things, the Company’s long-range financial projections, with a key focus on the updates since the 2024 Forecasts.

On January 17, 2025, following discussions with the Board, representatives of Rothschild & Co uploaded to the virtual data room an initial draft of the merger agreement prepared by Kirkland for Party H’s review, which was substantially similar to the sponsor version reviewed with the Board in June 2024, but with the addition of terms providing for the ability for the Company to, post-signing of the merger agreement, continue in discussions for a limited duration with certain excluded parties whom the Company had been engaged with prior to signing of the merger agreement (subject to compliance with the terms of the agreement and payment of a reduced termination fee in the event of termination to enter into a transaction with any such excluded parties).

Between January and March 2025, representatives of Kirkland and Party H’s legal advisor, on behalf of the Company and Party H, respectively, exchanged drafts of the merger agreement and conducted a number of conference calls regarding the draft merger agreement.

On January 30, 2025, the Board held a meeting with members of management and representatives of Kirkland and Rothschild & Co in attendance. Representatives of the Company discussed with the Board on certain updates made since the January 14, 2025 meeting of the Board to the Company’s long-range financial projections (the “January 2025 Forecasts” as discussed in further detail in the section of this information statement entitled “Special Factors—Certain Company Financial Forecasts” beginning on page 62) to be provided to potential counterparties and to be used by the Board to compare the standalone business of the Company to any proposals received from counterparties. Following discussion, the Board approved disclosure of the January 2025 Forecasts to the parties currently engaged with the Company and interested in pursuing a potential strategic transaction with the Company as well as for use by the financial advisors and the Company and its advisors in connection with the strategic alternatives review and TRA analysis. Representatives of Rothschild & Co also provided an update on the strategic alternatives review, noting that Party H had communicated it would require approximately two weeks to finalize their remaining diligence, which was focused on revenue analytics, and that the remaining five parties actively conducting diligence on the Company remained interested, but were awaiting the Company’s fiscal year 2025 fourth quarter results and were generally engaging with the Company and Rothschild & Co at a slower pace than Party H. The Board instructed representatives of Rothschild & Co to inform Party H that a final proposal should be submitted by February 7, 2025, with a potential signing to take place the following week. Representatives of Kirkland reviewed and discussed with the Board certain material issues raised by Party H’s legal advisor’s markup of the Merger Agreement, including the requested removal of the Company’s post-signing opportunity to engage with excluded parties and Party H’s requirement that a Stockholder Written Consent (as defined herein) approving the transaction be delivered within 24 hours of signing. The Board discussed proposed responses to these issues, including, in the initial instance, retaining the post-signing ability to engage with excluded parties (and the associated lower termination fee) absent an increase in proposed purchase price.

On February 5, 2025, representatives of Party H reached out to inform representatives of Rothschild & Co that it was reducing its offer price from its Party H - January 2025 Proposal to a range of $3.00-$3.10 per share including an assumption of a full waiver by all beneficiaries of the TRA of potential tax payments to be owed by the Company under the TRA in connection with a change of control transaction (“Party H – February 5 Proposal”). Representatives of Party H also expressed certain concerns in connection with the completion of its ongoing due diligence of the Company. Representatives of Rothschild & Co promptly shared the Party H – February 5 Proposal with the Board.

On February 6, 2025, the Board held a regularly scheduled quarterly meeting of the Board in which representatives of Kirkland and Rothschild & Co were invited to attend in order to discuss the Party H – February 5 Proposal. The Board discussed, among other things, the impact a full waiver by all beneficiaries of the TRA of potential tax payments to be owed by the Company under the TRA in connection with a change of control transaction. Representatives of Kirkland and Rothschild & Co also discussed that, given the terms of the revised offer, the Board should consider forming an ad hoc TRA committee to assess and consider the treatment of the TRA in connection with a transaction including in a manner which would deliver higher value to the Company’s stockholders. Following discussion, the Board authorized Rothschild & Co to communicate a counter-offer to Party H of $3.45 per share, inclusive of any payment under the TRA in connection with a change of control transaction and instructed Kirkland to be prepared to work with the Board to form an ad hoc TRA committee of independent directors with no interest in the TRA assuming Party H were to move forward in the strategic alternatives review process.

On February 7, 2025, at the direction of the Board, representatives of Rothschild & Co contacted Party H noting the Board’s counter-offer of $3.45 per share, inclusive of any payment under the TRA in connection with a change of control transaction. During this discussion, representatives of Rothschild & Co informed representatives of Party H that if Party H had any interest in pursuing a potential transaction with the Company, it should act expeditiously.

On February 10, 2025, Rothschild & Co submitted an updated relationship disclosure letter to the Board.

On February 14 and February 22, 2025, representatives from Party K met telephonically with representatives of Rothschild & Co and Mr. Chu, respectively, to discuss at a high-level Party K’s interest in a potential acquisition of the Company in the form of a so-called Reverse Morris Trust combination.

On February 14, 2025, Rothschild & Co submitted an updated relationship disclosure letter to the Board.

On February 19, 2025, representatives of Rothschild & Co had a telephone call with representatives of Party H during which representatives of Party H orally previewed their offer price to acquire the Company of $3.15 per share in cash, assuming a full waiver of the TRA (the “Party H - February 19/20 Proposal”).

Later on February 19, 2025, the Board held a meeting with members of management and representatives of Kirkland and Rothschild & Co in attendance. The Board discussed, among other things, the Party H - February 19/20 Proposal as well as a general update on the strategic alternatives review process. Representatives of Rothschild & Co provided a summary of the Party H - February 19/20 Proposal noting Party H had indicated it would require an additional two weeks in order to finalize transaction documents. Rothschild & Co also explained to the Board that the implied price per share of the Party H – February 19/20 Proposal assuming a full payout of the TRA under its current terms was approximately $2.87 per share. In light of the Party H - February 19/20 Proposal, the Board discussed the implications on potential negotiations with the TRA holders on a possible amendment to the terms of the TRA, and determined to form an ad hoc TRA Committee in order to appropriately engage in negotiations with the TRA beneficiaries, subject to review of committee formation resolutions to be circulated by Kirkland. Representatives of Kirkland then reviewed and discussed with the Board certain material issues raised by Party H’s legal advisor’s most recent markup of the Merger Agreement, which included the removal once again of the Company’s post-signing opportunity to engage with excluded parties subject to a reduced termination fee and included a requirement that a Stockholder Written Consent approving the deal be delivered within 24 hours of signing, and proposed responses thereto. Representatives of Kirkland discussed the prevalence of sign-and-consent models in transactions with controlling stockholders or where the requisite level of voting power is held in the aggregate by members of the Board (and their affiliates) and/or management. The Board instructed representatives of Rothschild & Co to continue engaging with all of the remaining interested parties in order to ensure the highest possible offer price was obtained, and to inform Party H that the Board still viewed the Board’s $3.45 counter-offer as an appropriate price level to transact, which message was subsequently delivered to Party H on February 19, 2025. The Board continued to consider the Party H - February 19/20 Proposal, including the Board recognizing that it may ultimately be in the best interests of shareholders to accept a lower price than the Board’s counter-offer depending on the outcome of discussions with Party H and other interested parties.

On February 20, 2025, representatives of Party H formally submitted in writing the Party H - February 19/20 Proposal to the Board.

On February 20, 2025, immediately following the Board’s receipt of the Party H - February 19/20 Proposal, the Board executed a unanimous written consent approving the formation of an ad hoc TRA committee for the purposes of reviewing and evaluating the treatment of the TRA in connection with a potential transaction composed of Mr. Chu, Mr. Abell, Ms. Harris and Stephen Daffron as non-management directors disinterested and independent with respect to the TRA and its treatment in connection with a potential transaction and who are not direct or indirect beneficiaries of the TRA (the “TRA Committee”). In connection with establishing the TRA Committee, the Board determined it would not recommend a transaction involving any particular treatment of the TRA without a prior favorable recommendation of the treatment of the TRA in connection with such potential transaction by the TRA Committee.

On February 21, 2025, following further discussion with the Board regarding a counteroffer to Party H and upon instruction by members of the Board, representatives of Rothschild & Co informed Party H of the Board’s counteroffer of $3.25 per share (assuming a full payout of the TRA under its current terms), noting that at this price the Board would consider conceding the ability to engage post-signing with excluded parties at a lower termination fee.

On February 24, 2025, representatives of Rothschild & Co had a telephone call with representatives of Party H during which representatives of Party H agreed to increase their offer price to $3.20 (assuming a full waiver of the TRA) and stated that this was the “best and final” valuation and that Party H would not increase its valuation further.

On February 24, 2025, the TRA Committee held a meeting with members of management and representatives of Kirkland and Rothschild & Co in attendance. Representatives of Rothschild & Co reviewed the economic terms of the TRA, including the illustrative tax benefits that could be available to the Company over time and the terms of sharing of those benefits with the TRA beneficiaries, including the acceleration of payments in connection with a change of control of the Company, based on information provided by the Company’s management and TRA advisors. The TRA Committee also discussed the impact of the TRA obligations on potential acquisition proposals. Under the then-current terms of the TRA, the amount of the accelerated change of control payment obligation was variable based on, among other things, the price per share that would be paid in respect of the Company’s Class A Common Stock in the applicable change of control transaction. Using a model to calculate payments under the TRA provided by the Company’s management and TRA advisors, Rothschild & Co reviewed the estimated aggregate amount of the change of control payment obligations under the TRA based on illustrative prices for the Class A Common Stock. The TRA Committee authorized Rothschild & Co and Kirkland to initiate preliminary discussions with representatives of Insight, the largest beneficiary under the TRA, to explore potentially amending the TRA to reduce the change of control payment obligations under the TRA, with the intention of facilitating additional consideration to be available for the per share amount paid to all stockholders.

On March 3, 2025, the TRA Committee held a meeting with members of management and representatives of Kirkland and Rothschild & Co in attendance. The TRA Committee discussed, among other things, the illustrative TRA analysis prepared by the Company’s management and advisors in order to inform the TRA Committee’s proposal for treatment of the TRA in connection with a change of control of the Company. Following this discussion, the TRA Committee directed Kirkland to convey to representatives of Willkie Farr & Gallagher LLP (“Willkie”), Insight’s legal counsel, its request for full waiver of potential payments to be owed by the Company under the TRA in connection with a change of control transaction.

On March 5, 2025, representatives of Kirkland held a telephonic conference with representatives of the Willkie to discuss the possibility of amending the TRA in connection with a potential change of control transaction involving the Company, and proposed a full waiver of potential payments to be owed by the Company under the TRA.

On March 7, 2025, representatives of Willkie submitted a counter proposal of $85 million in satisfaction of the early termination payments owed by the Company under the TRA in connection with a change of control of the Company, which, based on discussions with the TRA Committee, representatives of Kirkland indicated would need to be significantly reduced. Representatives of Willkie also indicated that Insight would require an indemnification in favor of the TRA parties executing the TRA Amendment (the “TRA Signatories”) for any losses or liabilities resulting from the TRA Amendment and the contemplated transactions. Following email discussion with the TRA Committee, representatives of Kirkland communicated a counter proposal of $15 million.

On March 10, 2025, notwithstanding the substantial diligence process and engagement with Party H on a draft merger agreement and other transaction documents, representatives of Party H communicated to representatives of Rothschild & Co that they were no longer interested in pursuing a transaction with the Company, citing, among other things, significant industry-wide market volatility which also led to increase in costs to obtain debt financing.

On March 14, 2025, representatives of Rothschild & Co had a telephonic meeting with representatives of each of Party G and Party I (with each participating separately), each of whom remained subject to the terms its confidentiality agreement previously entered into, to provide a general business update on the Company and to gauge their interest in re-engaging with the Company on a potential transaction.

On March 17, 2025, representatives of Party J communicated to representatives of Rothschild that they were no longer interested in pursuing a potential transaction involving the Company.

On March 18, 2025, following an introductory discussion with representatives of Rothschild & Co, the Company entered into a customary confidentiality agreement with a financial sponsor (which we refer to as “Party M”) to engage in detailed discussions with respect to a potential acquisition of the Company.

On March 18, 2025, representatives of Rothschild & Co had a telephonic meeting with representatives of WiseTech, who remained subject to the terms of its confidentiality agreement previously entered into, to provide a general business update on the Company and discuss recent business momentum as well as to gauge WiseTech’s interest in re-engaging with the Company on a potential transaction.

On March 21, 2025, a financial sponsor (which we refer to as “Party N”) interested in partnering with Party M executed a joinder agreement to the Company’s confidentiality agreement with Party M in order to jointly engage in discussions alongside Party M with respect to a potential acquisition of the Company (together, Party “M/N”).

In March 2025, management as well as representatives of Rothschild & Co held a number of meetings with representatives of each of Party M/N and WiseTech (with each participating separately), to discuss a potential transaction and assist with the parties’ respective due diligence efforts, including to discuss the Company’s financial outlook and product roadmap.

In late March 2025, the Board discussed the strategic process in order to align on the timeline of next steps and process discussed with representatives of each of Party G, Party M/N and WiseTech. Following discussion, the Board approved the Company’s management and representatives of Rothchild sending a process letter to each of Party G and Party M and WiseTech requesting a written indication of interest to be provided to the Company by April 2 with respect to Party G and Party M and April 8, 2025 with respect to WiseTech, respectively (the “2025 Phase I Process Letter”). As part of the discussion, the Board agreed to include as an assumption a fixed amount of $105 million in connection with the change of control payments under the TRA in order to provide a neutral means of assessing the bids, which amount increased by $5 million since the 2024 Phase I Process Letter and had been calculated as an estimate by the Company’s management and its advisors based on the estimated payment owed upon a change of control of the Company under the then-current terms of the TRA using certain assumptions discussed with the Company’s management team and financial advisors.

On March 30, 2025, at the direction of the Board, representatives of Rothschild & Co sent 2025 Phase I Process Letters to representatives of Party G and Party M, respectively, requesting that Party G and Party M each submit a written non-binding indication of interest to the Company by April 2, 2025.

On March 31, 2025, at the direction of the Board, representatives of Rothschild & Co informed representatives of Party F that the Company was not interested in a PIPE transaction (which had been previously raised by Party F) and remained focused on a full sale of the Company, and as a result, Party F would not be moving forward in the strategic alternatives review process, noting that the Company remained open to discussions regarding a strategic partnership.

On April 1, 2025, at the direction of the Board, representatives of Rothschild & Co sent the 2025 Phase I Process Letter to representatives of WiseTech requesting that WiseTech submit a written non-binding indication of interest to the Company by April 8, 2025.

Between March and April 2025, management held a series of meetings with representatives of each of Party G, Party I and Party K (with each participating separately), to discuss a potential transaction involving the

Company. However, Party G, in discussions with representatives of Rothschild & Co, indicated that any potential offer would be at a modest premium to the Company’s current trading price and stated a preference to wait additional quarters in order to monitor the Company’s performance. In addition, Party I, in discussions with representatives of Rothschild & Co, expressed that it was no longer interested in pursuing a potential transaction involving the Company due to execution risk associated with the Company’s turnaround as well as valuation concerns.

On April 2, 2025, representatives of Party M/N submitted a written non-binding indication of interest to the Board to acquire all of the outstanding shares of the Company in cash in an amount ranging between $2.50-$3.00 per share (the “M/N Proposal”), representing a 21% to 45% premium to the Company’s closing stock price of $2.07 on April 2, 2025. As part of the M/N Proposal, Party M/N noted (i) their offer assumed payment in full of the early termination payments owed pursuant to the TRA in connection with a potential transaction and (ii) they would require up to an additional four weeks to complete their due diligence review assuming access to management and relevant data requests were addressed.

On April 3, 2025, the Board held a meeting with members of management and representatives of Kirkland and Rothschild & Co in attendance. The Board discussed, among other things, the M/N Proposal as well as a general update on the strategic alternatives review process. Representatives of Rothschild & Co provided a summary of the M/N Proposal as well as an update on the ongoing engagement with WiseTech, including that Mr. White, remained significantly involved in discussions between the parties. Following discussion, the Board agreed that management and representatives of Rothschild & Co should continue engaging with Party M/N and WiseTech in order to solicit each party’s most attractive offers, and to suggest to Party M/N that they would need to increase their offer price in order to remain competitive.

On April 10, 2025, the Board held a meeting with members of management and representatives of Kirkland and Rothschild & Co in attendance. The Board discussed, among other things, management’s latest updates to the Company’s long-range financial projections reflecting the Company’s latest financial results and trends, highlighting the updates made since the January 2025 Forecasts (the “April 2025 Forecasts” as discussed in further detail in the section of this information statement entitled “Special Factors—Certain Company Financial Forecasts” beginning on page 62) which would be provided to potential counterparties and be used by the Board to compare the standalone business of the Company to any proposals received from counterparties. Following discussion, the Board approved disclosure of the April 2025 Forecasts to Party M/N and WiseTech as well as for use by the financial advisors and the Company and its TRA advisors in connection with the strategic alternatives review and TRA model. Later on April 10, 2025, at the direction of the Board, representatives of Rothschild & Co shared the April 2025 Forecasts with Party M/N and WiseTech.

On April 11, 2025, Mr. Chu and Mr. White held a telephone call during which Mr. Chu and Mr. White discussed the status of WiseTech’s ongoing due diligence and to reaffirm the strategic rationale and interest in a potential transaction.

On April 14, 2025, following an in-person meeting between the Company and Party M/N, on April 11, 2025, representatives of Party N informed representatives of Rothschild & Co that it was no longer interested in pursuing a transaction involving the Company, citing concerns related to the Company’s financial performance.

In April 2025, representatives of Party K communicated to representatives of Rothschild & Co that they were no longer interested in pursuing a potential transaction with the Company at this time but would continue to monitor the Company’s performance.

On April 17, 2025, representatives of WiseTech submitted a written non-binding indication of interest to the Board to acquire all of the outstanding shares of the Company for $3.00 per share in cash (the “WT April 2025 Proposal”), representing a 53% premium to the Company’s closing trading price of $1.96 on April 14, 2025. As part of the WT April 2025 Proposal, WiseTech, among other things, (i) indicated their offer was not based on management’s forecasts, but based on its own knowledge of the logistics industry in which the Company operates and WiseTech’s views of the growth outlook and synergies a deal would create, (ii) indicated certain debt and equity funding would be committed and underwritten at the time of signing a definitive agreement and, as a result, any potential transaction would not include a financing condition, (iii) assumed for purposes of the WT April 2025 Proposal a fixed total dollar value of approximately $105 million to terminate the TRA (per the instructions in the 2025 Phase I Process Letter), and (iv) requested the Company to commit to an exclusivity period commencing immediately prior to the commencement of due diligence and continuing for a period of three weeks.

Later on April 17, 2025, representatives of Rothschild & Co held a telephonic meeting with representatives of WiseTech in order to discuss the WT April 2025 Proposal. During this meeting, Rothschild & Co and WiseTech discussed, among other things, WiseTech’s investment thesis, status of financing workstreams, including that a syndicate of banks was actively engaged in evaluating financing commitments to be provided at the time of signing transaction documents, the expectation that payment obligations under the TRA would be funded in full, WiseTech’s expectation that stockholder support via support agreements or written consent would be delivered promptly following signing, and a shared desire by the parties to move quickly. Representatives of Rothschild & Co promptly informed the Board of its discussion with representatives of WiseTech. Following discussion with the Board, the Board instructed representatives of Rothschild & Co to inform WiseTech that it would need to improve upon its offer price in order to differentiate itself and its request for exclusivity was rejected.

On April 18, 2025, upon the Board’s instruction, representatives of Rothschild & Co had a telephonic meeting with representatives of WiseTech to inform them of the message discussed with the Board.

On April 21 and April 22, 2025, upon the Board’s instruction, representatives of Rothschild & Co sent a phase II process letter to each of WiseTech and Party M requesting a written indication of interest to be provided to the Company by May 12, 2025 and requesting a full markup of the draft merger agreement by May 5, 2025.

On April 22, 2025, the Board held a meeting with members of management and representatives of CC Capital and Kirkland in attendance. At the meeting, representatives of Kirkland discussed two potential conflicts that had been raised by certain members of the Board given existing relationships between certain members of the Board and Party M. The Board discussed in detail the extent of the relationships, which included (i) Party M’s investment in an investment firm co-founded by a member of the Board as well as that director’s relationships with Party M (“Director 1”) and (ii) another member of the Board’s employer’s investments in certain funds of Party M (“Director 2”). Following discussion, the Board determined that, should Party M move forward in the strategic alternatives review process, (1) Director 1 would be recused from relevant discussions, and (2) no recusal was required for Director 2 in light of the immaterial relative size of the investments by Director 2’s employer.

On April 23, 2025, a potential strategic party (which we refer to as “Party O”) interested in partnering with Party M executed a joinder agreement to the Company’s confidentiality agreement with Party M in order to jointly engage in discussions alongside Party M with respect to a potential acquisition of the Company.

On April 25, 2025, upon instruction from the Board, representatives of Rothschild & Co uploaded to the virtual data room initial drafts of the merger agreements prepared by Kirkland for Party M’s and WiseTech’s review, the forms of which were on terms substantially consistent with the terms the Board previously reviewed, including the ability of the Company to engage with excluded parties for a period post-signing at a reduced termination fee.

In April 2025, management held a number of meetings with representatives of Party M (including Party O following execution of the joinder) and WiseTech (with each participating separately) to discuss a number of topics and due diligence matters in connection with a potential transaction with the Company, including, among others, the Company’s Quality of Earnings, tax assets, tech and IT diligence, cost initiatives, the Company’s forecast, customer churn, cash flow, go-to-market strategy, and due diligence concerns related to certain of the Company’s product suite. Representatives of Rothschild & Co also attended these meetings.

On April 29, 2025, the Company announced its fiscal 2025 fourth quarter earnings and its initial forward-guidance for fiscal year 2026.

On May 1, 2025, a news article was published by Street Talk reporting that WiseTech was in discussions to acquire the Company for up to $3.5 billion AUD ($2.2 billion USD) (the “May 1 Report”). Following the May 1 Report, as required by Australian regulations, WiseTech issued a public statement in response to the media speculation confirming its participation in the Company’s strategic alternatives review process.

Later on May 1, 2025, representatives of Rothschild & Co spoke with representatives of WiseTech, including Mr. White, who expressed their focus on pursuing a transaction with the Company, notwithstanding any potential effects of the May 1 Report. Representatives of Rothschild & Co communicated to representatives of WiseTech that WiseTech would need to accelerate its timeline, particularly in light of the May 1 Report and potential stock market reactions for both the Company and Parent.

Also on May 1, 2025, representatives of Rothschild & Co had a telephonic meeting with representatives of Party M, with representatives of Party M noting it would be a significant challenge for Party M to continue engaging in a potential transaction with the Company following the May 1 Report; however, representatives of Rothschild & Co emphasized the speculative nature of the May 1 Report and encouraged Party M to continue moving forward in the process.

Also on May 1, 2025, representatives of Kirkland had a telephonic meeting with representatives of Willkie to re-engage on discussions related to treatment of the TRA in connection with a change of control of the Company, noting the TRA Committee’s prior proposal of $15 million remained the TRA Committee’s latest offer.

On May 2, 2025, representatives of Party M informed representatives of Rothschild & Co that it was no longer interested in pursuing a transaction involving the Company, citing the competitive challenges following the May 1 Report.

Between May 3 and 4, 2025, representatives of Rothschild & Co spoke with representatives of WiseTech, including Mr. White, to discuss the status of deal-related workstreams, including the timeline to finalize any remaining due diligence and the transaction documents, including financing commitments.

On May 5, 2025, representatives of Cravath sent a revised draft of the Merger Agreement to representatives of Kirkland, and between May 5, 2025 and May 25, 2025, representatives of Kirkland and representatives of Cravath, on behalf of the Company and WiseTech, respectively, exchanged drafts of the Merger Agreement and conducted a number of conference calls regarding the draft Merger Agreement. Among other items in the draft Merger Agreement, the parties negotiated (i) the efforts required by the Company and WiseTech to obtain the required regulatory approvals, (ii) the inclusion of a reverse termination fee payable by WiseTech to the Company if regulatory clearance for the transaction were not obtained, (iii) the quantum of the Company termination fee and the circumstances in which such fee would be payable by the Company to WiseTech, (iv) the non-solicitation provision that prohibits the Company from soliciting offers from third parties to enter into an agreement for an alternative transaction and the related termination rights, including the excluded-party terms contained in the Company’s initial draft of the Merger Agreement, (v) the treatment of outstanding Company equity awards and covenants regarding employee benefit matters applicable to Company employees generally, and (vi) the Company’s representations, warranties and interim operating covenants.

On May 6, 2025, representatives of Kirkland sent to representatives of Willkie for review initial drafts of a TRA Amendment (which provided for a discount to the contractual termination payment in an amount to be agreed) and the written consent to be executed by the Requisite Stockholders (the “Stockholder Written Consent”) as well as latest draft of the Merger Agreement.

Also on May 6, 2025, representatives of Kirkland sent to representatives of Cravath an initial draft of the Company disclosure letter.

Between May 6, 2025 and May 14, 2025, representatives of Kirkland sent to the various counsel for the Requisite Stockholders the draft Stockholder Written Consent for review and consideration by the Requisite Stockholders in connection with their potential approval of a possible transaction with WiseTech.

In early May 2025, representatives of Kirkland reviewed and discussed with the Board, members of Company management and representatives of Rothschild & Co certain material issues raised by Cravath’s mark-up of the Merger Agreement and proposed responses thereto, including with respect to the removal of the Company’s post-signing opportunity to engage with excluded parties, the requirement that a Stockholder Written Consent approving the transaction be delivered by 8:30 a.m. the day after signing, and removal of the “hell or high water” obligations with respect to achieving required regulatory approvals (and related “clear skies” provision).

On May 7, 2025, representatives of Willkie had a telephonic meeting with representatives of Kirkland during which Willkie, on behalf of Insight, communicated that Insight was not prepared to agree to any reduction to the TRA contractual payment due to WiseTech’s inclusion of an assumption of the payment of the full TRA termination value in its $3.00 per share proposal.

On May 8, 2025, Rothschild & Co submitted an updated relationship disclosure letter to the Board.

On May 8, 2025, the Board held a meeting with representatives of Kirkland and Rothschild & Co in attendance. At the meeting, representatives of Kirkland and Rothschild & Co discussed an update with respect to the WiseTech process, including their current $3.00 per share offer and the status of draft merger agreement negotiations and key open issues. The Board instructed the Company’s advisors to continue working with WiseTech towards a transaction, including to seek to increase value, and, absent any such increase, to continue to include the ability to seek offers from excluded parties at a reduced termination fee for a set period post signing. At the conclusion of the Board meeting, the TRA Committee met and discussed Insight’s latest counterproposal on the TRA. The TRA Committee agreed that Kirkland should communicate a revised counter proposal to Willkie in order to progress discussions. The TRA Committee agreed that, subject to the final terms of any transaction, it was prepared to consider agreeing to and recommending a 50% reduction to the TRA change of control payment obligation (with the amount of that reduction being redirected to deliver incremental per share value to the Company’s stockholders in the form of increased per share merger consideration), noting that a 50% reduction in the TRA payment would equate to approximately $0.15 cents of incremental per share merger consideration. Subsequent to this meeting, Kirkland communicated to Willkie that the TRA Committee was focused on delivering incremental per share value to stockholders from a reduction to the TRA payment obligation, and requested a proposal from Insight.

On May 9, 2025, representatives of Kirkland sent revised drafts of the Merger Agreement and related materials to representatives of Cravath.

On May 12, 2025, representatives of Rothschild & Co spoke with representatives of WiseTech to discuss the status of deal-related workstreams, with WiseTech noting they would require additional time (possibly up to two weeks) to finalize the financing workstreams and have financing commitments at the time of a potential signing. During this discussion, representatives of Rothschild & Co reiterated the Board’s message that WiseTech would need to improve on their offer price, which was also communicated by Mr. Chu to Mr. White directly on May 11, 2025.

On May 13, 2025, representatives of Willkie sent to representatives of Kirkland a revised draft of the TRA Amendment, which continued to contemplate payment in full by the Company of the early termination payments owed by the Company in connection with a change of control of the Company as well as an indemnity in favor of the TRA Signatories and the addition of Elliott, an existing shareholder and TRA beneficiary, as a TRA Signatory.

On May 17, 2025, representatives of Kirkland sent a draft of the TRA Amendment to representatives of Cravath, Willkie and Elliott’s legal counsel, which TRA Amendment did not include a proposal on the amount of any early termination payments, and between May 17, 2025 and May 25, 2025, representatives of Kirkland, Cravath, Willkie and Elliott’s legal counsel, exchanged drafts of the TRA Amendment and conducted a number of conference calls regarding the draft TRA Amendment. Among other items in the draft TRA Amendment, the parties negotiated (i) the existence of, and a potential cap for, an indemnity in favor of the TRA Signatories, (ii) inclusion of a push-out election allowing for the “push-out” by Holdings of certain tax liabilities related to pre-closing periods directly onto its pre-closing partners, and (iii) the amount of early termination payments to be paid to the TRA beneficiaries as a result of the change of control transaction of the Company (in lieu of future payments to the TRA beneficiaries provided in the TRA), with any such reduction being applied to a corresponding increase in the per share merger price for all stockholders.

Between May 17 and May 25, 2025, representatives of the Company and Rothschild & Co, on the one hand, and representatives of WiseTech, on the other, spoke daily to discuss, among other things, the remaining open points in the negotiation of the definitive transaction documents.

Between May 21 and May 26, 2025, the Company and WiseTech, along with their respective advisors, engaged in multiple conversations with respect to the contents and timing of the communications rollout package for a potential transaction.

On May 22, 2025, representatives of WiseTech submitted a final written non-binding indication of interest to the Board to acquire all of the outstanding shares of the Company for $3.00 per share in cash (the “WT May 2025 Proposal”), representing a 52% premium to the Company’s closing trading price of $1.97 on April 30, 2025, the last trading day prior to the May 1 Report. As part of the WT May 2025 Proposal, WiseTech, among other things, (i) noted that through its confirmatory due diligence it had identified additional costs and liabilities that were previously unknown to WiseTech at the time of its WT April 2025 Proposal (with a negative impact of $0.20 per share), (ii) highlighted that the Company had since revised its market outlook as disclosed in its fiscal 2025 fourth quarter results announced on April 30, 2025, (iii) assumed for purposes of the WT May 2025 Proposal a fixed net total dollar value of no greater than $105 million to terminate the TRA and conditioned the WT May 2025 Proposal on acceptance of the TRA Amendment terms proposed by WiseTech, and (iv) proposed that the parties work towards finalization and signing of the transaction documents no later than May 25, 2025 in order to announce the transaction prior to commencement of trading of WiseTech’s stock on the Australian Securities Exchange on May 26, 2025. Representatives of WiseTech indicated to representatives of Rothschild & Co that its board of directors had not authorized a price in excess of the WT May 2025 Proposal.

Also on May 22, 2025, following instruction of the TRA Committee, representatives of Kirkland held a telephonic conference with representatives of Willkie to discuss the TRA Amendment and to propose a fixed payment of $52.5 million in the aggregate to the TRA beneficiaries in full satisfaction of the Company’s change of control payment obligations. That same day, representatives of Willkie communicated a counter-proposal of $90 million to terminate the TRA.

Also on May 22, 2025, representatives of Kirkland sent to each of Messrs. Chu and Maudlin, in their capacities as stockholders, the draft Stockholder Written Consent for review and consideration in connection with their potential approval of a possible transaction with WiseTech.

Following various discussions with and instruction from the Board after communication of the WT May 2025 Proposal, on May 22, 2025, Rothschild & Co communicated with Parent regarding the need to increase their value beyond $3.00 per share, noting that the Company did not have Board or stockholder support at $3.00 per share, with the Board indicating that they were seeking a value of $3.30 per share in order to transact. The TRA Committee also instructed Rothschild & Co and Kirkland to seek to settle the TRA termination payment at $52.5 million in order to deliver an incremental $0.15 of value to the per share merger consideration. Kirkland and Willkie had various conversations over the course of the day, resulting in agreement on a termination payment under the TRA of $52.5 million, assuming acceptable indemnification and other provisions to be agreed with Cravath and WiseTech in the TRA Amendment. During this time, discussions were also held with representatives of Elliott, including their counsel, in light of their role as a party to the TRA and a proposed signatory of the TRA Amendment. On the evening of May 22, 2025 / the morning of May 23, 2025, representatives of Rothschild & Co communicated to representatives of WiseTech that the proposed TRA Amendment would produce $0.15 per share of incremental value for stockholders and in light of the foregoing, sought agreement by WiseTech to also contribute an additional $0.15 per share of merger consideration in order to increase the per share merger consideration to $3.30, a level at which the Board was prepared to transact. In addition, Rothschild & Co communicated certain other critical positions regarding required antitrust covenants, and the Board’s willingness to remove the excluded party exceptions if WiseTech could reach the proposed $3.30 per share merger consideration.

On May 23, 2025, following continued discussions between representatives of the Company, Kirkland and Rothschild & Co, on the one hand, and representatives of WiseTech, on the other hand, WiseTech revised its WT May 2025 Proposal to reflect, among other things, (i) that WiseTech would, with the authorization of its board of directors, increase its offer price from $3.00 per share in cash to $3.30 per share assuming the TRA parties agreed to an early termination payment of $52.5 million (a ~50% discount) in satisfaction of the Company’s obligations in connection with a change of control of the Company under the TRA, (ii) the inclusion of a reverse termination fee payable to the Company in certain circumstances where WiseTech elects not to extend the outside date in circumstances where regulatory approvals had not be obtained, and (iii) the deletion of provisions allowing the Board to engage with excluded parties for a reduced termination fee following signing of the stockholder written consents (the “WT Final Proposal”).

From May 23 through May 25, 2025, representatives of Kirkland and representatives of Cravath exchanged drafts of the Merger Agreement and the Company disclosure letter, the TRA Amendment, and other transaction documents. During this time, representatives of Kirkland, on behalf of the Company, and representatives of Cravath, on behalf of WiseTech, had several discussions with respect to, among other things, the remaining open items in the Merger Agreement and other transaction documents. Representatives of Kirkland regularly shared these drafts of the Merger Agreement and other transaction documents with the Requisite Stockholders’ advisors for review and discussion.

On May 23, 2025, the Board held a meeting with members of the Company’s management and representatives of Kirkland and Rothschild & Co in attendance. At the outset of the Board meeting, the TRA Committee met and discussed the WT Final Proposal with respect to treatment of the TRA, including that the requisite majority of the TRA parties would agree to an early termination payment of $52.5 million (a ~50% discount) in full satisfaction of the Company’s obligations in connection with a change of control of the Company under the TRA. With reference to materials circulated to the Board in advance of the meeting, representatives of Kirkland reviewed again with the Board its fiduciary duties under Delaware law in connection with the potential transaction, and then summarized the current terms of the draft Merger Agreement and open points, including with respect to (i) the efforts WiseTech was required to take to obtain regulatory approvals, including the inclusion of a “clear skies provision,” (ii) the proposed outside date of nine months following signing with a three month extension in order to continue to seek regulatory approvals (at WiseTech’s sole discretion), and (iii) the amount of a reverse termination fee payable to the Company in certain circumstances where WiseTech elects not to extend the outside date. Representatives of Kirkland also reviewed the proposed treatment of the TRA and summarized the current terms of the draft TRA Amendment and open points, including (i) that the signatories to the draft TRA Amendment were seeking indemnification rights in favor of the TRA Signatories and (ii) whether a push-out election would be made. The Board discussed the valuation represented by WiseTech’s offer of $3.30 per share in cash and certain other material terms of the Merger Agreement, including the importance of the covenants relating to the efforts standard to obtain regulatory approvals to enhance certainty of closing, and indicated its support for proceeding with a transaction on those terms. Representatives of Rothschild & Co reviewed Rothschild & Co’s updated preliminary financial analyses of the Company (which were based on the April 2025 Forecasts, as more fully described in the section of this information statement titled “Special Factors—Certain Company Financial Forecasts” beginning on page 62). At the meeting, the Board reviewed Rothschild & Co’s relationship disclosure letter that had been previously circulated to the Board with respect to WiseTech, and determined that there were no relationships that would affect the ability of Rothschild & Co to fulfill its responsibilities as financial advisor to the Company. Representatives of Kirkland orally disclosed to the Board that it did not have any conflicts or relationships with respect to WiseTech, and following such disclosure, the Board concurred that there were no relationships that would affect the ability of Kirkland to fulfill its responsibilities as legal advisor to the Company.

On May 24, 2025, the Board held a meeting with members of the Company’s management and representatives of Kirkland and Rothschild & Co in attendance. With reference to updated materials that were circulated to the Board in advance of the meeting, representatives of Kirkland provided the Board with an update on the final terms of the draft Merger Agreement following negotiations conducted overnight with Cravath; however, representatives of Kirkland informed the Board that certain issues concerning the draft TRA Amendment remained open and subject to ongoing negotiations between WiseTech and the TRA Signatories. Representatives of Rothschild & Co rendered its opinion to the Board to the effect that, as of May 24, 2025 and based on and subject to various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken as described in its opinion, the Merger Consideration to be received by holders of shares of the Company’s Class A common stock (other than Excluded Shares, as such term is defined in the Merger Agreement) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. Rothschild & Co’s opinion is more fully described in the section of this information statement titled “ Special Factors—Opinion of Rothschild & Co US Inc.” beginning on page 52. The Board discussed next steps and process in light of the ongoing TRA Amendment negotiations and the absence of one director at the meeting, concluding that representatives of Kirkland and Rothschild & Co would meet with the absent director to provide the same transaction update, such that the Board could approve a potential transaction with WiseTech via unanimous written consent at the appropriate time when and if deemed appropriate.

Later on May 24, 2025, a meeting was held with the director absent from Board meeting held earlier that day, with members of management, representatives of Kirkland and Rothschild & Co all in attendance. Representatives of Kirkland provided the director with the same update as had been provided to the Board, including by reference to materials circulated to the Board in advance of the May 24, 2025 Board meeting, followed by Rothschild & Co’s confirming that it had rendered its opinion at the Board meeting earlier in the day, each as described in the prior paragraph.

On the evening of May 24, 2025, the TRA Committee, along with representatives of Kirkland and Rothschild & Co, discussed the status of the ongoing negotiations with respect to the TRA Amendment. Representatives of Kirkland informed the TRA Committee that WiseTech was no longer requiring a push-out election be made. With respect to the indemnification requested by the TRA Signatories, following email discussion, the TRA Committee agreed that that the Company would indemnify the TRA Signatories for losses in connection with its approval of the TRA Amendment up to an agreed cap (subject to WiseTech’s agreement with those terms).

Later on the evening of May 24, 2025, representatives of the TRA Signatories held a telephonic conference with the representatives of WiseTech to discuss the TRA Amendment, including the indemnification proposal suggested by the TRA Committee. Following this discussion, representatives of Kirkland discussed with each of the TRA Committee and the Board the latest proposals, following which, the parties subsequently exchanged final drafts of transaction documents reflecting these changes, including the TRA Amendment.

On the morning of May 25, 2025, following finalization and agreement on all transaction terms and following prior discussion and consideration of the treatment of the TRA, the TRA Committee (i) determined that it is in the best interests of E2open and its stockholders, and declared it advisable, to enter into the TRA Amendment; (ii) approved the TRA Amendment; and (iii) recommended that the Board approve and adopt the TRA Amendment in connection with the transactions contemplated by the Merger Agreement.

Later that morning on May 25, 2025, following finalization and agreement on all transaction terms and the unanimous recommendation of the TRA Committee with respect to the treatment of the TRA pursuant to the TRA Amendment in connection with the transactions contemplated by the Merger Agreement and following prior discussion and consideration of the Merger Agreement and the other transactions contemplated by the Merger Agreement (including the factors described in the section titled “Special Factors—Recommendation of the Board; Reasons for the Mergers”), the members of the Board, by unanimous action by written consent: (1) determined that it was fair to and in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and consummate the merger and other transactions contemplated thereby upon the terms and subject to the conditions set forth therein; (2) approved the execution and delivery of the Merger Agreement by the Company, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the merger upon the terms and subject to the conditions set forth therein; (3) recommended that the stockholders of the Company adopt the Merger Agreement in accordance with the DGCL; (4) directed that the adoption of the Merger Agreement be submitted for consideration by the stockholders of the Company entitled to vote thereon in connection with an action by written consent in lieu of a meeting and (5) in reliance on the approval and recommendation of the TRA Committee, approved the execution and delivery of the TRA Amendment by the Company.

Shortly thereafter, on May 25, 2025, the Company and WiseTech executed the Merger Agreement and delivered the final transaction documents. Shortly after the execution of the Merger Agreement, the Stockholder Written Consent was delivered to the Company approving the Merger Agreement.

On the morning of May 26, 2025, prior to the commencement of trading of WiseTech’s stock on the Australian Securities Exchange, WiseTech and the Company each issued a press release announcing the Mergers.

Recommendation of the Board; Reasons for the Mergers

After careful consideration, as described above in the section entitled “Special Factors—Background of the Mergers” beginning on page 22, (a) the TRA Committee unanimously (i) determined that it is fair to, and in the best interests of, E2open and its stockholders, and declared it advisable, to enter into the TRA Amendment; (ii) approved the TRA Amendment and (iii) recommended that the Board approve and adopt the TRA amendment in connection with the transactions contemplated by the Merger Agreement, and (b) following the unanimous recommendation of the TRA Committee with respect to the treatment of the TRA pursuant to the TRA Amendment in connection with the transactions contemplated by the Merger Agreement, the Board unanimously (i) determined that it is fair to and is in the best interests of E2open and E2open’s stockholders, and declared it advisable, to enter into the Merger Agreement and consummate the Company Merger and the other transactions contemplated thereby upon the terms and subject to the conditions set forth therein; (ii) approved the execution and delivery of the Merger Agreement by E2open, the performance by E2open of its covenants and other obligations thereunder, and the consummation of the Company Merger and other transactions contemplated thereby upon the terms and subject to the conditions set forth therein; (iii) resolved to recommend that E2open’s stockholders entitled to vote thereon adopt the Merger Agreement in accordance with the DGCL by written consent; and (iv) directed that the adoption of the Merger Agreement be submitted for consideration by E2open’s stockholders entitled to vote thereon in connection with an action by written consent in lieu of a meeting.

In the course of the Board making such determinations, the Board consulted with management of E2open, as well as E2open’s legal and financial advisors, and considered the following potentially positive factors, which are not intended to be exhaustive and are not presented in any relative order of importance:

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Potential Strategic Alternatives: The Board considered the potential values, benefits, risks and uncertainties facing E2open’s stockholders associated with possible strategic alternatives to the Mergers (including possible alternative business combinations and scenarios involving the possibility of remaining a standalone publicly traded company), and the timing, risks and likelihood of accomplishing such alternatives, taking into account the Board’s belief, based on prior processes and the publicly commenced strategic review process, that there were likely no other potential purchasers or other parties that would be reasonably likely to engage in a transaction capable of being executed in the near term at a price greater than the price being offered by Parent.

•	Results of Strategic Review Process:

•

The process conducted by E2open, with the assistance of its advisors, to review other potential strategic alternatives and, in connection therewith, the engagement with numerous counterparties regarding their interest in a potential acquisition of E2open;

•

The Board considered that E2open, beginning in May 2023 (with a strategic review process publicly commenced in March 2024), discussed possible interest in a potential strategic transaction with over 50 potential counterparties (comprised of a mix of strategic and financial counterparties), that E2open entered into confidentiality agreements with 30 of those potential counterparties, which resulted in 7 initial indications of interest over the course of the strategic review process formally announced in March 2024 (although, other than with respect to Parent, none culminated in a transaction), and the fact that none of the potential counterparties continued to be interested in pursuing a strategic transaction with E2open and none had indicated they were willing to pursue a strategic transaction with E2open on terms and conditions that were more favorable than those offered by Parent;

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The fact that through the strategic review process, E2open and its financial advisors conducted outreach to all of the third parties that they believed would be potentially interested in pursuing an acquisition of E2open (and which were capable of completing such a transaction), and the belief that the favorable opportunity with Parent represented the best opportunity available to E2open and that outreach to additional third parties was not likely to yield a different result;

•

That the Board had conducted extensive deliberations over a period spanning approximately eighteen months with respect to a strategic process involving E2open, which included (among other things) an evaluation of various potential strategic alternatives for E2open;

•

The Board considered the fact that, approximately four weeks prior to the announcement of the Merger Agreement, it was publicly reported that Parent had confirmed its interest in E2open and the fact that it was in discussions involving a potential acquisition of E2open, which provided any third party not otherwise contacted by E2open or its representatives wishing to engage in discussions with E2open an opportunity to put forward a compelling proposal;

•

The Board also considered that, if E2open did not enter into the Merger Agreement with Parent, there could be a considerable period of time before the trading price of E2open’s Common Stock would reach and sustain the per share Per Share Price of $3.30;

•

While the Board remained supportive of E2open’s strategic plan and its prospects on a stand-alone basis, the Board considered E2open’s future prospects if E2open was to remain an independent public company, including the competitive landscape, the business, financial and execution risks and E2open’s relationships with customers, providers and suppliers and the potential impact of those factors on the trading price of Class A Common Stock (which cannot be quantified numerically) and also considered the fact that the full realization of the Forecasts was subject to significant execution risk; and

•

Based on the value, risk allocation, timing and other terms and conditions negotiated with Parent, the Board ultimately determined that the acquisition by Parent is more favorable to E2open’s stockholders than any other strategic alternative reasonably available to E2open, including continuing as an independent public company.

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Premium to Trading Price: The Board considered that the Per Share Price of $3.30 per share and per unit to be received by E2open’s stockholders and unitholders, respectively, in the Mergers represents a significant premium to recent and historical market prices of Class A Common Stock, including the fact that the Per Share Price of $3.30 represented a premium of approximately:

•

68% over the closing price of shares of Class A Common Stock on April 30, 2025, the last trading day prior to media reports confirming Parent’s evaluation of a potential acquisition of E2open (the “Unaffected Date”); and

•	28% over the closing price of shares of Class A Common Stock on May 23, 2025, the last trading day prior to announcement of the execution of the Merger Agreement.

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Merger Consideration: The Board considered the $3.30 per share in cash to be paid as Per Share Price in relation to (i) the Board’s assessment of the current and future intrinsic value of E2open as a standalone entity, (ii) the multiple of enterprise value to EBITDA implied by such price (including in relation to E2open’s current and historic multiples and (iii) the current and historical market prices of shares of Class A Common Stock, including the market price of Class A Common Stock on the Unaffected Date.

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Cash Consideration; Certainty of Value: The Board considered the fact that the Per Share Price is all cash, which provides certainty and immediate liquidity and value to E2open’s stockholders, enabling E2open’s stockholders to realize that value while eliminating long-term business and execution risk.

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Negotiations with Parent: The course of discussions and negotiations between E2open and Parent, improvements to the terms of Parent’s acquisition proposal in connection with those negotiations, including those ultimately resulting in Parent’s final price of $3.30 in cash per share of Class A Common Stock, and the Board’s belief based on these negotiations that Parent’s proposal represented the highest price per share of Class A Common Stock that Parent was willing to pay and that these were the most favorable terms to E2open to which Parent was willing to agree.

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Terms of the TRA Amendment: The Board considered the fact that the Board established an independent TRA Committee comprised of members of the Board who were determined to be independent of E2open’s management and the other parties to the TRA to review and evaluate the treatment of the TRA in connection with a potential transaction with Parent and to consider and recommend actions concerning the TRA. The TRA Committee and the Board were each aware that (i) the payments under the TRA Amendment constituted a substantial reduction from what the early termination payment would have been in the Mergers under the TRA absent the TRA Amendment (of which the final reduced amount was $52.5 million, constituting an approximately 50% reduction of the estimated aggregate amount of approximately $101.9 million that would have otherwise been payable to the TRA beneficiaries under the then-existing terms of the TRA), which corresponds to an estimated per share value approximately $0.15 per share that was available to be reallocated to E2open’s stockholders in the form of an increase in the Per Share Price to $3.30 per share; (ii) the reduction of the early termination payment pursuant to the TRA Amendment resulted in an increase in the consideration available to be paid to E2open’s stockholders in the Mergers; (iii) the obligations under the TRA constituted liabilities of E2open that had to be satisfied in connection with any change of control of E2open absent any such amendment; and (iv) the TRA represented a continuing obligation of E2open, with the TRA beneficiaries entitled to ongoing payments under the TRA without a change of control of E2open.

•	Parent’s Reputation: The Board considered the business reputation, experience and capabilities of Parent, and Parent’s strong track record of completing acquisitions.

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Financial Analysis and Fairness Opinion: The Board considered the financial analysis presented by Rothschild & Co, as well as the oral opinion of Rothschild & Co, subsequently confirmed in writing that, as of May 24, 2025 and based on and subject to the factors and assumptions set forth therein, the $3.30 in cash per share of Class A Common Stock to be paid to the holders (other than Parent and its affiliates and shares as to which appraisal rights have been properly exercised by holders of shares of Class A Common Stock) of shares of Class A Common Stock (other than Owned Company Shares and Dissenting Company Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described below under the section of this information statement entitled “Special Factors—Opinion of Rothschild & Co US Inc.” beginning on page 52 and which full text of the written opinion is attached as Annex B to this information statement and is incorporated by reference in this information statement in its entirety.

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Merger Agreement: The Board considered, in consultation with its outside legal counsel, the terms of the Merger Agreement, which were the product of arm’s-length negotiations and contained terms and conditions that were, in the Board’s view, advisable and favorable to E2open and its stockholders, including:

•	the representations, warranties and covenants of the parties, the conditions to the parties’ obligations to complete the Mergers and their ability to terminate the Merger Agreement;

•	the limited number and nature of the conditions to Parent’s obligation to consummate the Mergers;

•	the fact that the definition of “Company Material Adverse Effect” has a number of customary exceptions and is generally a very high standard applied by courts;

•	the fact that E2open has sufficient operating flexibility to conduct its business in the ordinary course between execution of the Merger Agreement and consummation of the Mergers; and

•

the requirement that the parties use their respective reasonable best efforts to complete the transactions contemplated by the Merger Agreement, including to obtain all necessary governmental approvals as promptly as practicable.

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Likelihood of Consummation: The Board considered the likelihood that the Mergers would be completed, in light of, among other things, the limited number of conditions to the Mergers, the absence of a financing condition, the likelihood of obtaining required regulatory approvals for the Mergers in the Board’s judgment after discussions with its advisors and the terms of the Merger Agreement regarding the obligations of both companies to pursue such approvals.

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Financing: The Board considered the fact that the consummation of the transactions is not subject to a financing condition and that Parent has represented that it will, as of the Closing of the Mergers, have available funds sufficient to pay the amounts required to be paid under the Merger Agreement.

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Principal Stockholders: The Board considered the fact that it had the support of the Principal Stockholders, which as of May 25, 2025, controlled approximately 53.76% of the aggregate voting power of the then issued and outstanding shares of Company Common Stock, and which will be receiving the same form and amount of Per Share Price per share for their respective shares of Company Common Stock as all other E2open stockholders under the Merger Agreement.

•	No Vote of Parent Stockholders: The Board considered the fact that the Mergers are not subject to the conditionality and execution risk of any required approval by Parent’s stockholders.

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Appraisal Rights: The Board considered the fact that appraisal rights are available to E2open’s stockholders who properly exercise their statutory rights under Section 262 of the DGCL (see “Appraisal Rights” beginning on page 119).

The Board also considered and balanced against the potentially positive factors a number of potentially negative factors concerning the Mergers, including the following factors:

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Participation in Future Gains: The Board considered the fact that following the completion of the Mergers, E2open will no longer exist as a standalone public company and that E2open’s existing stockholders will not be able to participate in any future earnings or growth of E2open, or in any future appreciation in value of shares of Class A Common Stock (other than Owned Company Shares and Dissenting Company Shares).

•

Risks Associated with Announcement of the Mergers: The Board considered the possibility of disruption to E2open’s business that could result from the announcement of the Mergers on E2open’s operations, stock price, business ventures, employees, customers, suppliers and other business partners and the resulting distraction of management’s attention from day-to-day operations of the business and its ability to attract and retain key employees during the pendency of the Mergers.

•

Risks Associated with a Failure to Consummate the Mergers: The Board considered the fact that, while the Mergers are expected to be completed, there are no assurances that all conditions to the parties’ obligations to complete the Mergers will be satisfied or waived, and as a result, it is possible that the Mergers may not be completed, as described under “The Merger Agreement—Conditions to Consummation of the Mergers” beginning on page 100. The Board noted the fact that, if the Mergers are not completed, (i) E2open will have incurred significant risk, transaction expenses and opportunity costs, including the possibility of disruption to its operations, diversion of management and employee attention and a potentially negative effect on its business and client relationships, (ii) depending on the circumstances that caused the Mergers not to be completed, it is likely that the trading price of Class A Common Stock will decline, potentially significantly and (iii) the market’s perception of E2open’s prospects could be adversely affected.

•

Restrictions on the Operation of E2open’s Business: The Board considered the fact that, although E2open will continue to exercise control over its operations prior to the Closing, the Merger Agreement prohibits E2open from taking a number of actions relating to the conduct of its business prior to the Closing without the prior written consent of Parent, which may delay or prevent E2open from undertaking business opportunities that may arise during the pendency of the Mergers, whether or not the Mergers are completed.

•

Non-solicitation Provision: The Board considered the fact that the Merger Agreement restricts E2open’s ability to actively solicit Acquisition Proposals, subject to certain exceptions that expired upon the delivery of the Stockholder Consent, and that given the expectation that the Stockholder Consent would be delivered immediately following the execution of the Merger Agreement, there was effectively no path for a third party to submit an Acquisition Proposal following announcement of the Merger Agreement.

•

Termination Fee / Stockholder Consent: The Board considered the fact that the Merger Agreement included a provision permitting Parent to terminate the Merger Agreement if the Principal Stockholders failed to execute and deliver the Stockholder Consent within one (1) business day following the execution of the Merger Agreement, and the obligation, in certain circumstances, for E2open to pay Parent $37,500,000 upon the termination of the Merger Agreement if the Stockholder Consent has not been delivered.

•

Tax Treatment: The Board considered the fact that any gains arising from the receipt of the Per Share Price would generally be taxable to E2open’s stockholders for United States federal income tax purposes.

•	Stockholder Litigation: The Board considered the risk of litigation arising from stockholders in respect of the Merger Agreement or transactions contemplated by the Merger Agreement.

During its consideration of the transaction with Parent, the Board was also aware of and considered that E2open’s directors and executive officers may have interests in the Mergers that differ from, or are in addition to, the interests of E2open’s stockholders generally, as described under “Special Factors—Interests of Our Directors and Executive Officers in the Mergers” beginning on page 65.

After taking into account all of the factors set forth above, as well as others, following the unanimous recommendation of the TRA Committee with respect to the treatment of the TRA pursuant to the TRA Amendment in connection with the transactions contemplated by the Merger Agreement, the Board concluded that the risks, uncertainties, restrictions and potentially negative factors associated with the Merger Agreement and the transactions contemplated thereby were outweighed by the positive factors and potential benefits associated with the Merger Agreement and the transactions contemplated thereby that supported its determination and recommendation. Accordingly, the Board unanimously determined that it was fair to, and in the best interests of E2open and its stockholders to enter into the Merger Agreement.

The foregoing discussion of factors considered by the Board is not intended to be exhaustive, but is meant to include material factors considered by the Board. The Board collectively reached the conclusion to approve the Merger Agreement in light of the various factors described above and other factors that the members of the Board believed were appropriate. In light of the variety of factors considered in connection with its evaluation of the Mergers, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the Board applied his or her own personal business judgment and may have given different weight to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information available to it, including discussions with E2open’s senior management and outside legal and financial advisors. It should be noted that this explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 77.

Required Stockholder Approval for the Mergers

Under Delaware law and the Company’s certificate of incorporation, the adoption of the Merger Agreement by our stockholders required the affirmative vote or written consent of stockholders of E2open holding in the aggregate at least a majority of the voting power of the issued and outstanding shares of the Company’s Class A Common Stock and Class V Common Stock (voting together as a single class) entitled to vote. As of May 25, 2025, the record date for determining stockholders of the Company entitled to vote on the adoption of the Merger Agreement, there were 312,475,891 shares of Class A Common Stock and 30,692,235 shares of Class V Common Stock outstanding. Holders of Class A Common Stock and Class V Common Stock are entitled to one vote for each share held of record on all matters on which stockholders are entitled to vote generally, including adoption of the Merger Agreement.

On May 25, 2025, immediately following the execution of the Merger Agreement, the Principal Stockholders, which as of May 25, 2025, collectively beneficially owned and had sole power to vote 154,607,167 shares of Class A Common Stock and 29,793,519 shares of Class V Common Stock, representing approximately 53.76% of the aggregate voting power of the then issued and outstanding shares of Company Common Stock, delivered the Stockholder Consent. No further action by any other Company stockholder is required under applicable law or the Merger Agreement (or otherwise) in connection with the adoption of the Merger Agreement. As a result, the Company is not soliciting your vote for the adoption of the Merger Agreement and will not call a stockholders’ meeting for purposes of voting on the adoption of the Merger Agreement. No action by the stockholders of Parent is required to complete the Mergers and all requisite corporate action by and on behalf of Company Merger Sub and Holdings Merger Sub required to complete the Mergers have been taken.

When actions are taken by the written consent of less than all of the stockholders entitled to vote on a matter, Delaware law requires notice of the action be given to those stockholders who did not consent in writing to the action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that consents signed by a sufficient number of holders to take the action were delivered to the corporation in accordance with Section 228 of the DGCL. This information statement and the notice attached hereto constitute notice to you from the Company of the Stockholder Consent as required by Delaware law.

Opinion of E2open’s Financial Advisor

Opinion of Rothschild & Co US Inc.

As of October 28, 2023, E2open retained Rothschild & Co as its financial advisor in connection with its evaluation of the potential sale, merger or other business/strategic combination involving E2open, including, without limitation, with respect to the Mergers. E2open selected Rothschild & Co based on its qualifications, expertise and familiarity with E2open’s business and industry. As part of its investment banking business, Rothschild & Co regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, restructurings and other transactions.

On May 24, 2025, at a meeting of the Board held to evaluate the proposed transaction contemplated by the Merger Agreement, Rothschild & Co delivered to the Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated May 24, 2025, to the effect that, as of such date and on the basis of and subject to the qualifications, limitations and assumptions set forth in the written opinion, the Per Share Price payable to the holders of Class A Common Stock (other than Excluded Shares) in the Mergers pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Rothschild & Co’s written opinion, dated May 24, 2025, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this information statement and is incorporated herein by reference. The summary of Rothschild & Co’s opinion contained in Annex B is qualified in its entirety by reference to the full text of such opinion.

Rothschild & Co’s opinion was provided for the benefit of the Board in connection with and for the purpose of its evaluation of the Mergers. Rothschild & Co’s opinion should not be construed as creating any fiduciary duty on Rothschild & Co’s part to any party. Rothschild & Co’s opinion was limited to the fairness, from a financial point of view, to the holders of Class A Common Stock (other than the Excluded Shares) of the Per Share Price payable to such holders in the Mergers pursuant to the Merger Agreement. Rothschild & Co was not asked to, nor did it, offer any opinion as to the terms, other than the Per Share Price to the extent expressly set forth in its opinion, of the Mergers, the Merger Agreement, the TRA Amendment or any other agreement entered into in connection with the Mergers. Rothschild & Co expressed no opinion as to the price at which Class A Common Stock would trade at any future time. In addition, Rothschild & Co was not requested to opine as to and Rothschild & Co did not express any opinion as to E2open’s or the Board’s underlying business decision to engage in the Mergers or the relative merits of the Mergers as compared to any alternative transaction. Rothschild & Co’s opinion did not constitute a recommendation to the Board as to whether to approve the Mergers or a recommendation as to whether or not any holder of Class A Common Stock or the holder of any other class of securities of E2open or Holdings should vote or otherwise act with respect to the Mergers or any other matter. In addition, Rothschild & Co was not asked by the Board to address, nor did Rothschild & Co’s opinion address, (i) the fairness to, or any other consideration of, the holders of any class of securities (other than holders of Class A Common Stock and then only to the extent expressly set forth in its opinion) or creditors or other constituencies of E2open or Holdings or (ii) the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Parent, E2open, Holdings or any class of such persons, whether relative to the Per Share Price pursuant to the Merger Agreement or otherwise.

In connection with its opinion, Rothschild & Co, among other things:

•	reviewed the draft of the Merger Agreement, dated May 23, 2025;

•

reviewed certain publicly available business and financial information that Rothschild & Co deemed to be generally relevant concerning E2open and the industry in which it operates, including certain publicly available research analyst reports and the reported price and historical trading activity for the shares of Class A Common Stock;

•

compared the financial and operating performance of E2open with publicly available information concerning certain other public companies Rothschild & Co deemed generally relevant, including data relating to public market trading levels and implied trading multiples;

•

reviewed certain internal financial and operating information with respect to the business, operations and prospects of E2open, including certain financial forecasts relating to E2open prepared by the management of E2open and approved for Rothschild & Co’s use by E2open (referred to in this section as the “Forecasts” and which are summarized in the section entitled “Special Factors—Certain Company Financial Forecasts” beginning on page 62); and

•	performed such other financial studies and analyses and considered such other information as Rothschild & Co deemed appropriate for the purposes of its opinion.

In addition, Rothschild & Co held discussions with certain members of the management of E2open regarding the Mergers, the past and current business operations and financial condition and prospects of E2open, the Forecasts and certain other matters Rothschild & Co believed necessary or appropriate to its inquiry.

In arriving at its opinion, with E2open’s consent, Rothschild & Co relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished or made available to Rothschild & Co by E2open and its associates, affiliates and advisors, or otherwise reviewed by or for it, and Rothschild & Co did not assume any responsibility or liability therefor. Rothschild & Co did not conduct any valuation or appraisal of any assets or liabilities of E2open, nor were any such valuations or appraisals provided to Rothschild & Co, and Rothschild & Co did not express any opinion as to the value of such assets or liabilities. Rothschild & Co did not evaluate the solvency or fair value of E2open, Holdings or Parent under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. In addition, Rothschild & Co did not assume any obligation to conduct any physical inspection of the properties or the facilities of E2open, Holdings or Parent. At the direction of the management of E2open, Rothschild & Co used and relied upon the Forecasts for purposes of its opinion. In relying on the Forecasts, Rothschild & Co assumed, at the direction of E2open, that they were reasonably prepared by the management of the E2open based on assumptions reflecting the best currently available estimates and judgments by E2open’s management as to the expected future results of operations and financial condition of E2open and that the financial results reflected in such Forecasts will be achieved at the times and in the amounts projected. Rothschild & Co did not express any view as to the reasonableness of the Forecasts and the assumptions on which they are based.

Rothschild & Co assumed that the Mergers would be consummated as contemplated in the Merger Agreement without any waiver or amendment of any terms or conditions, including, among other things, that the parties would comply with all material terms of the Merger Agreement and that, in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the Mergers, no material delays, limitations, conditions or restrictions would be imposed. For purposes of rendering its opinion, Rothschild & Co assumed that there had not occurred any material change in the assets, financial condition, results of operations, business or prospects of E2open since the date of the most recent financial statements and other information, financial or otherwise, relating to E2open made available to Rothschild & Co, and that there was no information or any facts that would make any of the information reviewed by Rothschild & Co incomplete or misleading. Rothschild & Co did not express any opinion as to any tax or other consequences that may result from the Mergers, nor did its opinion address any legal, tax, regulatory or accounting matters. Rothschild & Co relied as to all legal, tax and regulatory matters relevant to rendering its opinion upon the assessments made by E2open and its other advisors with respect to such issues. In arriving at its opinion, Rothschild & Co did not take into account any litigation, regulatory or other proceeding that was pending or may be brought against E2open or Holdings or any of their respective affiliates. In addition, Rothschild & Co relied upon and assumed, without independent verification, that the final form of the Merger Agreement would not differ in any material respect from the draft copy of the Merger Agreement reviewed by it.

Rothschild & Co’s opinion was necessarily based on securities markets, economic, monetary, financial and other general business and financial conditions as they existed and could be evaluated on, and the information made available to Rothschild & Co as of, the date of the opinion and the conditions and prospects, financial and otherwise, of E2open as they were reflected in the information provided to Rothschild & Co and as they were represented to Rothschild & Co in discussions with the management of E2open.

(i)	Summary of Rothschild & Co’s Financial Analyses

The following represents a summary of the material financial analyses performed by Rothschild & Co, each of which is a standard valuation methodology customarily undertaken in transactions of this type, in connection with providing its opinion, dated May 24, 2025, to the Board. The summary of these analyses is not a comprehensive description of all analyses and factors considered by Rothschild & Co. The preparation of a fairness opinion is a complex analytical process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. No one method of analysis should be regarded as critical to the overall conclusion reached by Rothschild & Co. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The conclusion reached by Rothschild & Co was based on all analyses and factors taken as a whole and on application of Rothschild & Co’s experience and judgment, which conclusion may involve significant elements of subjective judgment and qualitative analysis. Some of the summaries of financial analyses performed by Rothschild & Co include information presented in tabular format. In order to fully understand the financial analyses performed by Rothschild & Co, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Rothschild & Co. The order of analyses described below does not represent the relative importance or weight given to the analysis by Rothschild & Co.

As used in this section, (a) all references to “fully diluted” shares and phrases of similar import, when used in relation to E2open, mean the number of fully diluted outstanding shares of Class A Common Stock (including all performance-based RSUs, time-based RSUs, and Company Options, calculated on a treasury stock method basis) based on the most recently available information as of May 24, 2025, as provided by the management of E2open to Rothschild & Co, but excluding the impact of warrant liabilities, early termination payment with respect to the TRA, 1,125,000 out-of-money performance-based RSUs and approximately 6,000,000 shares of E2open common stock that would vest due to a change of control, (b) the “EV” of a company as of any given time refers to the enterprise value of such company (calculated as further discussed below) at such time, and (c) the “Adjusted EBITDA” or “Adj. EBITDA” of a company for any given period means the earnings before interest, taxes, depreciation and amortization of such company during such period, without adjustments for transaction-related capital structure changes.

Selected Public Company Analysis

Rothschild & Co performed a selected public companies analysis (using the Forecasts) in order to derive an implied per share equity value reference range for the Class A Common Stock from the market value and trading multiples of other publicly traded companies, and then compared this implied per share equity value reference range with the Per Share Price provided for in the Merger Agreement. Rothschild & Co selected these companies because they operate in the supply chain management software industry, or are U.S.-based software businesses with comparable financial profiles, and in each case, have publicly traded equity securities and were deemed by

Rothschild & Co, based on its professional judgment and experience, for purposes of this analysis, to be similar to E2open in one or more respects, including size, lines of business, business models, areas of supply chain management software and/or financial profile. The publicly traded companies selected by Rothschild & Co for purposes of this analysis included the companies listed in the chart below were split into two groups, supply chain management software and financial, which Rothschild & Co refers to, collectively, as the “selected public companies”:

Supply Chain Management Software:

•	WiseTech Global Limited

•	Manhattan Associates, Inc.

•	Descartes Systems Group Inc.

•	SPS Commerce, Inc.

•	Kinaxis Inc.

Financial:

•	Zoom Communications Inc.

•	SS&C Technologies Holdings, Inc.

•	Akami Technologies, Inc.

•	OpenText Corporation

•	ZoomInfo Technologies Inc.

•	Blackbaud, Inc.

For purposes of its analysis of the selected public companies, Rothschild & Co (i) reviewed, among other things, for each of the selected public companies public filings made by such selected public companies for certain historical financial information and data, for such selected public companies that Rothschild & Co obtained from broker research and, where applicable, adjusted to account for certain events such as acquisitions and divestitures and (ii) calculated the EV of each of the selected public companies as a multiple of the estimated revenue for calendarized fiscal years ending December 31, 2025, and December 31, 2026, which Rothschild & Co refers to as “EV/Revenue”, and (iii) calculated the EV of each of the selected public companies as a multiple of the estimated Adj. EBITDA for calendarized fiscal years ending December 31, 2025, and December 31, 2026, which Rothschild & Co refers to as “EV/Adj. EBITDA (less capitalized software).”

EV was calculated based on the most recently available information as of May 23, 2025, (a) with respect to each of the selected public companies, as fully diluted equity market value based on per share stock prices as of May 23, 2025, plus such company’s most recently disclosed net debt and other adjustments and (b) with respect to E2open, as E2open’s fully diluted market valued based on the Class A Common Stock price as of May 23, 2025, plus E2open’s debt, and other debt-like items, less E2open’s consolidated cash and cash equivalents, each as of April 30, 2025, and as provided and approved for Rothschild & Co’s use by the management of E2open. With respect to SPS Commerce, Inc. and SS&C Technologies, Inc., adjustments were made for acquisitions of other companies. With respect to OpenText, adjustments were made for divestiture of its Application Modernization and Connectivity (AMC) business.

The results of Rothschild & Co’s review of the EV/Revenue and EV/Adj. EBITDA (less capitalized software) are summarized in the charts below:

Supply Chain Management Software

	EV/Revenue		EV/Adj. EBITDA (less capitalized software)
Company	CY2025E	CY2026E	CY2025E	CY2026E
WiseTech Global	23.91x	19.09x	74.0x	56.3x
Manhattan Associates	10.62x	9.87x	31.2x	28.6x
Descartes Systems	13.22x	11.91x	29.5x	25.9x
SPS Commerce	7.17x	6.36x	23.6x	20.5x
Kinaxis	6.83x	6.00x	30.6x	24.9x
Mean	12.35x	10.64x	37.8x	31.3x
Median	10.62x	9.87x	30.6x	25.9x
25th percentile	7.17x	6.36x	29.5x	24.9x
75th percentile	13.22x	11.91x	31.2x	28.6x

Financial

	EV/Revenue		EV/Adj. EBITDA (less capitalized software)
Company	CY2025E	CY2026E	CY2025E	CY2026E
Zoom	3.73x	3.62x	9.0x	8.7x
SS&C	4.31x	4.10x	11.9x	11.1x
Akami	3.31x	3.15x	9.0x	8.5x
OpenText	2.48x	2.47x	7.2x	6.9x
ZoomInfo	3.73x	3.63x	9.5x	9.1x
Blackbaud	3.84x	3.67x	12.7x	11.9x
Mean	3.57x	3.44x	9.9x	9.4x
Median	3.73x	3.62x	9.2x	8.9x
25th percentile	3.42x	3.27x	9.0x	8.6x
75th percentile	3.81x	3.66x	11.3x	10.6x
Mean (overall)	7.56x	6.71x	22.6x	19.3x
Median (overall)	4.31x	4.10x	12.7x	11.9x
25th percentile (overall)	3.73x	3.62x	9.2x	8.9x
75th percentile (overall)	8.90x	8.11x	30.1x	25.4x

Based on the calendar year 2025 estimated EV/Adj. EBITDA (less capitalized software) and calendar year 2026 estimated EV/Adj. EBITDA (less capitalized software) multiples calculated above and on Rothschild & Co’s professional judgment, Rothschild & Co applied an illustrative range of EV/Adj. EBITDA (less capitalized software) of 9.2x to 12.7x and 8.9x to 11.9x, respectively, to the estimated Adj. EBITDA of E2open for its calendar years 2025 and 2026, respectively, each as provided in the Forecasts, to reach a range of implied EVs for E2open for calendar years 2025 and 2026. To calculate implied equity values, Rothschild & Co then subtracted from such implied EVs the amount of E2open’s debt, and other debt-like items, and added to such implied EVs the amount of E2open’s consolidated cash and cash equivalents, each as of April 30, 2025, and as provided and approved for Rothschild & Co’s use by the management of E2open, but not adjusted for capital structure assumptions. The implied EV calculations exclude the impact of warrant liabilities, 1,125,000 out-of-money performance-based RSUs, the early termination payments pursuant to the TRA Amendment and 6,000,000 fully diluted outstanding shares of Class A Common Stock. Rothschild & Co then divided such implied equity values by the number of fully diluted outstanding shares of Class A Common Stock, as provided by the management of E2open and approved for Rothschild & Co’s use, to reach the following implied per share equity value reference ranges for E2open, as compared to the Per Share Price:

Implied Per Share Equity Value Reference Range for E2open	Merger Consideration
2025 Estimated Adj. EBITDA $2.66–$4.53
2026 Estimated Adj. EBITDA $2.64–$4.30	$3.30

Discounted Cash Flow Analysis

Rothschild & Co performed a discounted cash flow analysis for E2open in order to derive an implied per share equity value reference range for the entire company as if it were to remain an independent public company, and then compared this implied per share equity value reference range with the Per Share Price provided for in the Merger Agreement. In this analysis, Rothschild & Co calculated a range of implied EVs for E2open by adding (i) the estimated unlevered, after-tax free cash flows that E2open was forecasted to generate from the start of fiscal year 2026 on March 1, 2025, through the end of fiscal year 2030 based on the Forecasts provided by the management of E2open, discounted to present value, as of March 1, 2025, after the application of a range of illustrative discount rates, which were based on the estimated weighted average cost of capital, which Rothschild & Co refers to as “WACC,” for E2open and (ii) the present value, as of March 1, 2025 of the implied terminal value of E2open, after the application of a range of illustrative discount rates based on the estimated WACC for E2open. Rothschild & Co estimated the terminal value of E2open by applying an illustrative range of growth rates in perpetuity of 3.25% to 4.25%, which Rothschild & Co selected using its experience and professional judgment, to the estimated unlevered after-tax free cash flows included in the Forecasts for the terminal period.

Unlevered, after-tax free cash flows for the terminal period were calculated as net operating profit after taxes after application of the illustrative range of growth rates described above, plus depreciation and amortization, less capital expenditures and capitalized software, less change in net working capital. Rothschild & Co used the mid-year discounting convention and applied a range of illustrative discount rates of 10.25% to 14.25%, based on an estimated WACC of 12.25%, which Rothschild & Co calculated using the traditional capital asset pricing model.

To calculate implied equity values, Rothschild & Co then subtracted from the range of implied EVs the amount of E2open’s debt, and other debt-like items as of April 30, 2025, and added to the range of implied EVs the amount of E2open’s consolidated cash and cash equivalents as of April 30, 2025, each as provided and approved for Rothschild & Co’s use by the management of E2open. Rothschild & Co then divided the ranges of implied equity values for E2open by the number of fully diluted outstanding shares Class A Common Stock, as provided by the management of E2open and approved for Rothschild & Co’s use, to reach the following implied per share equity value reference ranges for E2open (prior to incremental NPV of standalone tax attributes per share), as compared to the Per Share Price:

Implied Per Share Equity Value Reference Range for E2open	Per Share Price
$1.34–$4.32	$3.30

Other Factors

In rendering its opinion, for illustrative purposes only and not relied upon in reaching its conclusion, Rothschild & Co also reviewed and considered other factors, including:

•	Rothschild & Co performed an additional selected public companies analysis based on public consensus forecasts in order to derive an implied per share equity value reference range for Class A

Common Stock from the market value and trading multiples of other publicly traded companies, and then compared this implied per share equity value reference range with the Per Share Price provided for in the Merger Agreement. Rothschild & Co selected these companies because they operate in the supply chain management software industry, as well as business-to-business software companies that have comparable financial profiles and have publicly traded equity securities that were deemed by Rothschild & Co, based on its professional judgment and experience, for purposes of this analysis, to be similar to E2open in one or more respects, including size, lines of business, business models, areas of supply chain management software and financial profile. Based on the public consensus forecasts and on Rothschild & Co’s professional judgment, Rothschild & Co applied an illustrative range of EV/Adj. EBITDA (less capitalized software) of 9.2x to 12.7x and 8.9x to 11.9x to the estimated Adj. EBITDA of E2open for its calendar years 2025 and 2026, not adjusted for capital structure assumptions, respectively, each as provided public consensus forecasts to reach a range of implied EVs for E2open for calendar years 2025 and 2026 and to reach the implied per share equity value reference ranges for E2open, as compared to the Per Share Price provided for in the Merger Agreement;

•	historic closing price of Class A Common Stock, noting as a reference point that the closing price ranged from $1.87 to $4.89 in the fifty-two-(52)-week period preceding May 23, 2025;

•

based on information Rothschild & Co obtained from management, Broker research, ThomsonOne and FactSet, selected equity analyst per share target prices for shares for Class A Common Stock between April 29, 2025, to May 19, 2025, noting that the range of these target prices was $2.00 to $2.50; and

•

the premiums paid in selected precedent cash consideration transactions, involving U.S. listed targets announced between May 2020 and May 2025, excluding, oil and gas, financial institutions and real estate transactions, with implied enterprise values between $2 billion to $5 billion, noting that the 25th percentile and 75th percentile of premiums paid in these selected transactions relative to the target company’s closing price per share, one month prior to announcement of the transaction ranged from 29.2% to 57.5% and when applied to the closing price of $1.97 per share of E2open common stock on April 30, 2025 (the last trading day prior to Parent’s confirmed evaluation of a potential acquisition of E2open), the resulting range of implied prices was $2.55 to $3.10 per share of Class A Common Stock.

The valuation and financial analyses set out above are not a comprehensive description of all analyses and examinations actually conducted by Rothschild & Co in connection with its opinion and are qualified in their entirety by reference to the full text of the written opinion of Rothschild & Co attached to this information statement as Annex B.

Miscellaneous

The preparation of a fairness opinion is a complex process and involves various judgments and determinations as to the most appropriate and relevant valuation and financial analyses and the application of those methods to the particular circumstances involved, and therefore, a fairness opinion is not necessarily susceptible to partial analysis or summary description. Rothschild & Co believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses and of the factors considered, without considering all of the described analyses and factors, would create an incomplete view of the process underlying Rothschild & Co’s analyses and opinion. In arriving at its fairness determination, Rothschild & Co considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered. Rather, Rothschild & Co made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the analyses described above as a comparison is directly comparable to E2open or the Mergers.

In performing its analyses, Rothschild & Co made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of E2open. Rothschild & Co’s analyses were based in part on the Forecasts and other third-party research analyst estimates, which are not necessarily indicative of actual values or actual future results, and which may be significantly more or less favorable than those suggested by Rothschild & Co’s analyses. These analyses were prepared solely as part of the analysis performed by Rothschild & Co with respect to fairness, from a financial point of view, to the holders of Class A Common Stock (other than Excluded Shares) of the Per Share Price payable to such holders in the Mergers pursuant to the Merger Agreement, and were provided to the Board in connection with the delivery of Rothschild & Co’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at any time in the future.

As described above, Rothschild & Co’s opinion, together with the financial analyses performed by Rothschild & Co in connection with its opinion and reviewed by the Board, were among the many factors that the Board took into consideration in making the recommendation of the Board described in “Special Factors— Recommendation of the Board; Reasons for the Mergers” beginning on page 46. Rothschild & Co was not requested to, and did not, recommend any specific amount of consideration to the Board or that any specific amount of consideration constituted the only appropriate consideration in the Mergers. The amount and type of consideration payable in the Mergers was determined through arms-length negotiations between E2open, on the one hand, and Parent, on the other hand. Consequently, Rothschild & Co’s opinion should not be viewed as determinative of the views of the Board or the management of E2open with respect to the Per Share Price or the Mergers.

Rothschild & Co is acting as financial advisor to E2open, with respect to the Mergers contemplated by the Merger Agreement and will receive a portion of an aggregate fee of approximately $20,366,000 (the other portion of which will be payable to Citigroup as co-financial advisor to E2open) from E2open for its services, $2 million of which became payable to Rothschild & Co upon delivery of Rothschild & Co’s opinion, and the balance of which is payable to each of Rothschild & Co and Citigroup contingent upon the consummation of the Mergers. E2open has also agreed to reimburse Rothschild & Co for certain expenses and to indemnify Rothschild & Co against certain liabilities arising out of its engagement.

During the two-year period ending on May 23, 2025, Rothschild & Co did not provide financial services to E2open other than with respect to Rothschild & Co’s financial advisory services in connection with E2open’s evaluation of the potential sale, merger or other business/strategic combination involving E2open, including, without limitation, with respect to the Mergers contemplated by the Merger Agreement. Rothschild & Co and its affiliates are engaged in a wide range of financial advisory and investment banking activities. Rothschild & Co, or its affiliates, may in the future provide financial services to E2open, Parent, Holdings and/or any of their respective affiliates in the ordinary course of Rothschild & Co’s businesses from time to time, and may receive fees for the rendering of such services. In addition, in the ordinary course of their asset management, merchant banking and other business activities, affiliates of Rothschild & Co may trade in the securities of E2open, Holdings, Parent and any of their respective affiliates, for their own accounts or for the accounts of their affiliates and customers, and may at any time hold a long or short positions in such securities.

Rothschild & Co has provided, and is currently providing, financial advisory services to CC Capital Partners, an affiliate of which is a shareholder of E2open, and its affiliates, for which Rothschild & Co has received and may receive fees, including with respect to mergers and acquisitions transactions that, to Rothschild & Co’s knowledge, are unrelated to the Mergers, and including an announced transaction involving the Westaim Corporation. Rothschild & Co, and its foreign investment banking affiliates, have also provided, and are currently providing, financial advisory services to Francisco Partners, an affiliate of which is a shareholder of E2open, and its affiliates, for which Rothschild & Co and its affiliates have received and may receive fees, including with respect to mergers and acquisitions transactions and equity advisory matters that, to Rothschild & Co’s knowledge, are unrelated to the Mergers. In the past, Rothschild & Co, and its foreign investment banking affiliates, have provided financial advisory services to Insight Partners, an affiliate of which is a shareholder of E2open, and its affiliates, for which Rothschild & Co and its affiliates have received fees, including with respect to mergers and acquisitions transactions that, to Rothschild & Co’s knowledge, are unrelated to the Mergers. Rothschild & Co is currently advising a company in which a significant shareholder of Parent owns a minority equity interest in connection with a potential mergers and acquisitions transaction, for which Rothschild & Co may receive a fee, and that, to Rothschild & Co’s knowledge, is unrelated to the Mergers.

Rothschild & Co’s opinion was given and speaks only as of its date. Rothschild & Co’s opinion was approved by the Global Advisory Commitment Committee of Rothschild & Co.

Certain Effects of the Mergers

If all conditions to the Mergers are satisfied or waived (to the extent waivable), the Merger Agreement provides that at the effective times of the applicable merger, Company Merger Sub will be merged with and into E2open, with E2open surviving as the Surviving Corporation and Holdings Merger Sub will be merged with and into Holdings, with Holdings surviving as the Surviving LLC (and together with the Surviving Corporation, the “Surviving Entities”).

Treatment of Capital Stock, Common Units and Warrants

Subject to the terms and conditions of the Merger Agreement, at the effective times of the applicable merger:

(i.)	each issued and outstanding share of Company Merger Sub Common Stock will automatically be cancelled and converted into one share of common stock of the Surviving Corporation;

(ii.)

each issued and outstanding share of Class A Common Stock (other than any Owned Company Shares or Dissenting Company Shares) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to the Per Share Price;

(iii.)

each issued and outstanding share of Class B-1 Common Stock (other than any Owned Company Shares or Dissenting Company Shares) pending conversion will be automatically cancelled, extinguished and converted into the right to receive the Per Share Price;

(iv.)

each issued and outstanding share of Class B-2 Common Stock (other than any Owned Company Shares or Dissenting Company Shares) will automatically vest in accordance with its terms and will be automatically cancelled, extinguished and converted into the right to receive the Per Share Price;

(v.)

each issued and outstanding share of Class V Common Stock (other than any Dissenting Company Shares) will be automatically cancelled and extinguished without any conversion thereof or consideration paid therefor;

(vi.)	each Owned Company Share will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor;

(vii.)	each outstanding unit of limited liability interests of Holdings Merger Sub will be automatically converted into one unit of limited liability company interests in the Surviving LLC;

(viii.)

each issued and outstanding Holdings Common Unit (other than any Excluded Units, Owned Holdings Common Units or Holdings Restricted Common Units) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to the Per Unit Price;

(ix.)

each issued and outstanding Series 2 RCU of Holdings (other than the Excluded Units and the Owned Holdings Common Units) will automatically vest in accordance with its terms and will be automatically cancelled, extinguished and converted into the right to receive the Per Unit Price;

(x.)

each Excluded Unit shall be unaffected by the Holdings Merger and shall remain outstanding as Holdings Common Units and Holdings Restricted Common Units, as applicable, of the Surviving LLC held by the Company Parties; and

(xi.)	each Owned Holdings Common Unit shall be automatically cancelled and extinguished without any conversion thereof or consideration paid therefor.

In addition, at the Company Merger Effective Time, each outstanding Company Warrant shall, in accordance with the terms of the Warrant Agreement, automatically and without any required action on the part of the holder thereof or any other Person, cease to represent a Company Warrant exercisable for Class A Common Stock and shall become a Company Warrant exercisable for the Per Share Price in accordance with the terms of the Warrant Agreement. If a registered holder under the Warrant Agreement properly exercises a Company Warrant within thirty (30) days following the public disclosure of the consummation of the Company Merger pursuant to a Current Report on Form 8-K filed with the SEC, the Warrant Price (as defined under the Warrant Agreement), with respect to such exercise, shall be reduced by an amount equal to the difference of (i) the Warrant Price in effect prior to such reduction minus (ii) (A) the Per Share Price (but in no event less than zero) minus (B) the Black-Scholes Warrant Value (as defined in the Warrant Agreement).

Treatment of Equity Compensation Awards

At the Company Merger Effective Time, each Company Option that is outstanding as of immediately prior to the Company Merger Effective Time with an exercise price per share less than the Per Share Price, whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash (without interest thereon and subject to applicable withholding taxes) equal to the product of (i) the number of shares of Class A Common Stock subject to such Company Option as of immediately prior to the Company Merger Effective Time and (ii) the excess, if any, of the Per Share Price over the exercise price per share of such Company Option. For purposes of determining the number of Company Options that will be cancelled and converted into the right to receive the Option Consideration, any performance-based vesting conditions will be measured based on the Per Share Price. Each Company Option with (A) an exercise price per share equal to or greater than the Per Share Price or (B) a performance-based vesting condition that is not achieved as a result of the transactions contemplated by the Merger Agreement, in each case, will be cancelled without any action on the part of the holder thereof and without any cash payment being made in respect thereof.

At the Company Merger Effective Time, each Vested Company RSU, Director RSU, Specified RSU, or Company RSU held by an Equity Award Holder whose aggregate value of unvested Equity Awards is equal to or less than $10,000 as of immediately prior to the Closing (calculated based on the Per Share Price) will, in each case, be cancelled and converted into and become the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Company RSU as of immediately prior to the Company Merger Effective Time.

At the Company Merger Effective Time, each Company RSU outstanding as of immediately prior to the Company Merger Effective Time (other than Vested Company RSUs, Director RSUs, and Specified RSUs) will be cancelled and, in exchange therefor, the holder of such cancelled Company RSUs will be entitled to receive a Parent RSU award covering the number of ordinary shares of Parent equal to the product of (i) Equity Award Exchange Ratio and (ii) the number of shares of Class A Common Stock underlying such Company RSU, with any resulting fractional number of ordinary shares of Parent covered by such Equity Replacement Award rounded down to the next whole number. Notwithstanding the foregoing, each Company RSU held by individuals in Restricted Cash Jurisdictions will be cancelled and, in exchange therefor, the holder of such cancelled Cash-Settled RSU will be entitled to receive a restricted cash award representing the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (a) the Per Share Price and (b) the total number of shares of Class A Common Stock subject to such Cash-Settled RSU as of immediately prior to the Company Merger Effective Time.

At the Company Merger Effective Time, each Specified PSU will be cancelled and converted into and become the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Specified PSU as of immediately prior to the Company Merger Effective Time. For purposes of determining the number of shares of Class A Common Stock subject to each Specified PSU, the revenue growth performance-based vesting condition that applied to the Specified PSUs immediately prior to the Company Merger Effective Time will be deemed attained at 100% in accordance with the applicable award agreements governing such Specified PSUs, and the stock price performance-based vesting condition that applied to the Specified PSUs immediately prior to the Company Merger Effective Time will be measured based on the Per Share Price, with any such performance-based vesting condition that is not achieved as a result of the transactions consummated by the Merger Agreement cancelled without any cash payment being made in respect thereof.

At the Company Merger Effective Time, each Company PSU outstanding as of immediately prior to the Company Merger Effective Time (other than Specified PSUs) will be cancelled and, in exchange therefor, the holder of such cancelled Company PSU will be entitled to receive an Equity Replacement Award, with any resulting fractional number of ordinary shares of Parent covered by such Equity Replacement Award rounded down to the next whole number. Notwithstanding the foregoing, if any individuals in the Restricted Cash Jurisdictions hold Company PSUs, such Company PSUs will be cancelled and, in exchange therefor, the holder of such cancelled Company PSU will be entitled to receive a restricted cash award representing the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (a) the Per Share Price and (b) the total number of shares of Class A Common Stock subject to such Company PSU as of immediately prior to the Company Merger Effective Time. For purposes of determining the number of shares of Class A Common Stock subject to each Company PSU, the revenue growth performance-based vesting condition will be deemed attained at 100% in accordance with the terms of the applicable award agreements governing such Company PSUs.

Each RSU Cash Replacement Award and Equity Replacement Award will have no less favorable terms and conditions, including with respect to vesting and acceleration provisions upon a qualifying termination of employment, as were applicable to the applicable Equity Award immediately prior to the Company Merger Effective Time, except for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement (including performance-based vesting conditions) and other administrative or ministerial changes determined by Parent.

Certain Effects on the Company if the Mergers are Not Completed

If the Mergers are not completed for any reason, the Company’s stockholders will not receive any payment for their respective shares of E2open common stock and common units in connection with the Mergers. Instead, E2open will remain an independent public company, and the Class A Common Stock will continue to be listed and traded on the NYSE, so long as E2open continues to meet the applicable listing requirements. In addition, if the Mergers are not completed, E2open expects that management will operate the Company’s business in a manner similar to that in which it is being operated today and that E2open’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject. Further, the TRA Amendment will terminate (unless the Merger Agreement is terminated to enter into an Alternative Acquisition Agreement pursuant to and in accordance with the “fiduciary out” provisions of the Merger Agreement”). There is no assurance as to the effect of these risks and opportunities on the future value of your Class A Common Stock, including the risk that the market price of the Class A Common Stock may decline to the extent that the current market price of the Class A Common Stock reflects a market assumption that the Mergers will be completed. The Board will continue to evaluate and review E2open’s business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate (irrespective of these efforts, it is possible that no other transaction acceptable to the Board will be offered or that E2open’s business, prospects or results of operations will be adversely impacted).

Under certain circumstances, if the Mergers are not completed, the Company would be required to pay the Company Termination Fee, or Parent would be required to pay the Parent Termination Fee. See “The Merger Agreement—Termination Fees and Expenses.”

Certain Company Financial Forecasts

E2open does not generally publish its business plans and strategies or make external disclosures of its anticipated financial position or results of operations other than for providing, from time to time, estimates of certain expected financial results and operational metrics in its regular annual and quarterly earnings press releases and other investor materials.

E2open is especially wary of making financial forecasts for extended earnings periods because of the unpredictability of the underlying assumptions and estimates and does not prepare five-year forecasts of the type described below in the ordinary course of business. However, in connection with the process leading up to the proposed Mergers, E2open’s management developed certain financial forecasts with respect to fiscal years 2025 through 2029 which were prepared by management and reviewed and approved by the Board on March 2, 2024 (the “2024 Forecasts”) in connection with the Board’s evaluation of the proposed Mergers, and, additionally, provided to Rothschild for its use and reliance in connection with its financial analyses and opinion. Subsequently, at the direction of the Board, due to the passage of time and changes in market conditions and related performance and outlook, E2open’s senior management provided the Board and Rothschild & Co with updated financial forecasts with respect to fiscal years 2025 through 2030 which were reviewed and approved by the Board on January 30, 2025 (the “January 2025 Forecasts”) in connection with its ongoing evaluation of the proposed Mergers as well as for use by Rothschild & Co in connection with its financial analyses and opinion. In April 2025, E2open’s senior management updated the January 2025 Forecasts to reflect actual results for the fourth quarter of fiscal year 2025, and updated estimates of future periods based on those actual results for revenue and Adjusted EBITDA (as defined below), which were reviewed and approved by the Board on April 10, 2025 (the “April 2025 Forecasts”, together with the 2024 Forecasts and January 2025 Forecasts, the “ Forecasts”) in connection with its ongoing evaluation of the proposed Mergers as well as for use by Rothschild & Co in connection with its financial analyses and opinion (as described in the section entitled “—Opinion of Rothschild & Co” beginning on page 52).

The Forecasts included in this information statement were not prepared with a view to public disclosure. The Forecasts are included in this information statement only because such information was made available to the Board and to Rothschild & Co as described herein. The Forecasts were not prepared with a view to compliance with GAAP, the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Furthermore, the Forecasts do not take into account any circumstances or events occurring after the date they were made available to the Board, including the Mergers. The Forecasts are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this information statement are cautioned not to place undue reliance on this information. Although this summary of the Forecasts is presented with numerical specificity, the Forecasts reflect numerous variables, assumptions and estimates as to future events made by E2open’s management that E2open’s management believed were reasonable at the time each of the Forecasts were made available to the Board, taking into account the relevant information available to management at the time. However, such variables, assumptions and estimates are inherently uncertain, and many are beyond the control of E2open’s management. Because the Forecasts cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The Forecasts reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to E2open’s business, all of which are difficult to predict and many of which are beyond E2open’s control. As a result, the Forecasts may not be realized and actual results may be significantly higher or lower than projected. The Forecasts are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments.

As such, the Forecasts constitute forward-looking information and are subject to risks and uncertainties, including the various risks set forth in E2open’s Annual Report on Form 10-K for the year ended February 28, 2025, E2open’s Quarterly Report on Form 10-Q for the quarter ended May 31, 2025 and the other reports filed by E2open with the SEC, as well as the section entitled “Cautionary Statement Regarding Forward-Looking Statements” elsewhere in this information statement. Neither E2open’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

The tables below present summaries of the 2024 Forecasts, the January 2025 Forecasts and April 2025 Forecasts, as prepared by management and provided by management to the Board in connection with the Board’s ongoing evaluation of the proposed Mergers as well as for use by Rothschild & Co in connection with its financial analyses and opinion, except Unlevered Free Cash Flow (as defined below) with respect to the April 2025 Forecasts, which was not prepared by management but was arithmetically calculated by Rothschild & Co solely using the prospective financial information included in the April 2025 Forecasts and approved for Rothschild & Co’s use by the Board. In addition, the Forecasts (but, for the avoidance of doubt, not Unlevered Free Cash Flow) were provided to certain of the participants in the strategic alternatives review process who remained as participants in the strategic review process at the time each of the Forecasts were prepared, including Parent, who received the 2024 Forecasts and April 2025 Forecasts, for purposes of its due diligence review of E2open, as described above under the heading “Special Factors — Background of the Mergers”.

The inclusion of this information should not be regarded as an indication that the Board, E2open’s management, Rothschild & Co, and, to the extent received, Parent, Parent’s representatives and affiliates or any other recipient of this information considered, or now considers, the Forecasts to be predictive of actual future results.

Except to the extent required by applicable federal securities laws, E2open does not intend, and expressly disclaims any responsibility, to update or otherwise revise the Forecasts to reflect circumstances existing after the date as of which such Forecasts were made available to the Board or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying such Forecasts are shown to be in error.

The following table presents a summary of the 2024 Forecasts.

(Amounts in millions)	2025E	2026E	2027E	2028E	2029E
Revenue	$645	$691	$745	$811	$892
Adjusted EBITDA(1)	$225	$247	$274	$310	$361

(1)	We define Adjusted EBITDA as gross profit excluding depreciation and amortization, stock-based compensation and certain other non-cash and non-recurring items.

The following table presents a summary of the January 2025 Forecasts.

(Amounts in millions)	2025E	2026E	2027E	2028E	2029E	2030E
Revenue	$610	$628	$662	$709	$768	$839
Adjusted EBITDA(1)	$215	$217	$231	$256	$286	$318

(1)	We define Adjusted EBITDA as gross profit excluding depreciation and amortization, stock-based compensation and certain other non-cash and non-recurring items.

The following table presents a summary of the April 2025 Forecasts.

(Amounts in millions)	2025A	2026E	2027E	2028E	2029E	2030E
Revenue	$608	$625	$650	$689	$743	$812
Adjusted EBITDA(1)	$215	$214	$223	$240	$268	$304
Unlevered Free Cash Flow(2)(3)	$109	$92	$108	$121	$141	$171

(1)	We define Adjusted EBITDA as gross profit excluding depreciation and amortization, stock-based compensation and certain other non-cash and non-recurring items.
(2)

Unlevered Free Cash Flow calculated as Adjusted EBITDA less (i) stock-based compensation, less (ii) taxes, less (iii) change in net working capital, and less (iv) capex and capitalized software. Taxes are estimated using a 23.8% rate applied to EBIT (EBITDA less depreciation, amortization and stock-based compensation).

(3)

At the direction of E2open management, Unlevered Free Cash Flow figures were arithmetically derived from the April 2025 Forecasts by Rothschild & Co and approved for Rothschild & Co’s use by the Board. Other companies may calculate Unlevered Free Cash Flow differently, which limits comparability between companies.

Certain of the measures included in the Forecasts may be considered non-GAAP financial measures, including Adjusted EBITDA and Unlevered Free Cash Flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by E2open may not be comparable to similarly titled amounts used by other companies. E2open has not prepared, and the Board has not considered, a reconciliation of these non-GAAP financial measures to applicable GAAP financial measures.

Accounting Treatment

The Mergers will be accounted for as a “business combination” for financial accounting purposes.

Financing

The Merger Agreement does not include any financing-related closing condition.

In connection with, and concurrently with the entry into the Merger Agreement, Parent entered into the senior syndicated facility agreement (“Senior Syndicated Facility Agreement”) with several syndicated lenders including Bank of America, N.A., Australia Branch, Westpac Banking Corporation, National Australia Bank Limited, Sumitomo Mitsui Banking Corporation, Sydney Branch, The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch, ING Bank N.V., Singapore Branch, JPMorgan Chase Bank N.A., Sydney Branch, Barclays Bank PLC, Deutsche Bank AG, Sydney Branch, and any eligible institution appointed and acceded as a lender to the Senior Syndicated Facility Agreement (collectively, the “Syndication Lenders”), pursuant to which the Syndication Lenders have committed to contribute a total of $3,000,000,000 to the senior syndicated facility (“Senior Syndicated Facility”) to Parent with a portion of the loans to be used as financing for the Mergers under the Senior Syndicated Facility. The funding of the Senior Syndicated Facility is subject to the satisfaction of certain customary conditions set out in the Senior Syndicated Facility Agreement.

Parent has represented to E2open in the Merger Agreement that it will have (including via the Senior Syndicated Facility Agreement) available funds sufficient to consummate the transactions contemplated by the Merger Agreement, including payments to E2open’s stockholders and unitholders of the amounts due under the Merger Agreement, payments of any other amounts required to be paid by Parent, Company Merger Sub, Holdings Merger Sub and the Surviving Entities in connection with or as a result of the transactions contemplated by the Merger Agreement, and all related fees and expenses, including any indebtedness outstanding under the Company’s Credit Agreement, dated as of February 4, 2021, as amended, and any early termination payments required pursuant to the TRA Amendment. Parent acknowledged and agreed that its obligation to consummate the transactions contemplated by the Merger Agreement on the terms and subject to the conditions set forth therein are not conditioned upon the availability or consummation of any financing, including any debt financing, alternate debt financing, any equity financing or other financing.

Interests of Our Directors and Executive Officers in the Mergers

You should be aware that the Company’s non-employee directors and executive officers have interests in the Mergers that are different from, or in addition to, the interests of the Company’s stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby. These interests are described below. For purposes of the discussion below, the Company’s executive officers are Andrew Appel (Chief Executive Officer), Marje Armstrong (Chief Financial Officer and Chief Human Resources Officer), Greg Randolph (Chief Commercial

Officer), Susan E. Bennett (Chief Legal Officer and Secretary), Rachit Lohani (Chief Product and Technology Officer), Pawan Joshi (Chief Strategy Officer), Lynn Holmgren (Chief Administrative Officer and Chief of Customer), John McIndoe (Chief of Staff), and Deepa Kurian (Chief Accounting Officer).

Company Options

At the Company Merger Effective Time, each Company Option that is outstanding as of immediately prior to the Company Merger Effective Time with an exercise price per share less than the Per Share Price, whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash (without interest thereon and subject to applicable withholding taxes) equal to the product of (i) the number of shares of Class A Common Stock subject to such Company Option as of immediately prior to the Company Merger Effective Time and (ii) the excess, if any, of the Per Share Price over the exercise price per share of such Company Option. For purposes of determining the number of Company Options that will be cancelled and converted into the right to receive the Option Consideration, any performance-based vesting conditions will be measured based on the Per Share Price. Each Company Option with (A) an exercise price per share equal to or greater than the Per Share Price or (B) a performance-based vesting condition that is not achieved as a result of the transactions contemplated by the Merger Agreement, in each case, will be cancelled without any action on the part of the holder thereof, and without any cash payment being made in respect thereof.

Company RSUs

At the Company Merger Effective Time, each Vested Company RSU, Director RSU, Specified RSU, or Company RSU held by an Equity Award Holder whose aggregate value of unvested Equity Awards is equal to or less than $10,000 as of immediately prior to the Closing (calculated based on the Per Share Price) will, in each case, be cancelled and converted into and become the right to receive an amount in cash, without interest thereon, and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Company RSU as of immediately prior to the Company Merger Effective Time.

At the Company Merger Effective Time, each Company RSU outstanding as of immediately prior to the Company Merger Effective Time (other than Vested Company RSU, Director RSUS and Specified RSU) will be cancelled and, in exchange therefor, the holder of such cancelled Company RSU will be entitled to receive a Parent RSU award covering the number of ordinary shares of Parent equal to the product of (i) Equity Award Exchange Ratio and (ii) the number of shares of Class A Common Stock underlying such Company RSU, with any resulting fractional number of ordinary shares of Parent covered by such Equity Replacement Award rounded down to the next whole number. Notwithstanding the foregoing, each Company RSU held by individuals in Restricted Cash Jurisdictions will be cancelled and, in exchange therefor, the holder of such cancelled Cash-Settled RSU will be entitled to receive a restricted cash award representing the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (a) the Per Share Price and (b) the total number of shares of Class A Common Stock subject to such Cash-Settled RSU as of immediately prior to the Company Merger Effective Time.

Company PSUs

At the Company Merger Effective Time, each Specified PSU will be cancelled and converted into and will become the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Specified PSU as of immediately prior to the Company Merger Effective Time. For purposes of determining the number of shares of Class A Common Stock subject to each Specified PSU, the revenue growth performance-based vesting condition that applied to the Specified PSUs immediately prior to the Company Merger Effective Time will be deemed attained at 100% in accordance with the applicable award agreements governing such Specified PSUs and the stock price performance-based vesting condition that applied to the

Specified PSUs immediately prior to the Company Merger Effective Time will be measured based on the Per Share Price, with any such performance-based vesting condition that is not achieved as a result of the transactions consummated by the Merger Agreement cancelled without any cash payment being made in respect thereof.

At the Company Merger Effective Time, each Company PSU outstanding as of immediately prior to the Company Merger Effective Time (other than Specified PSUs) will be cancelled and, in exchange therefor, the holder of such cancelled Company PSU will be entitled to receive an Equity Replacement Award, with any resulting fractional number of ordinary shares of Parent covered by such Equity Replacement Award rounded down to the next whole number. Notwithstanding the foregoing, if any individuals in the Restricted Cash Jurisdictions hold Company PSUs, such Company PSUs will be cancelled and, in exchange therefor, the holder of such cancelled Company PSU will be entitled to receive a restricted cash award representing the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (a) the Per Share Price and (b) the total number of shares of Class A Common Stock subject to such Company PSU as of immediately prior to the Company Merger Effective Time. For purposes of determining the number of shares of Class A Common Stock subject to each Company PSU, the revenue growth performance-based vesting condition will be deemed attained at 100% in accordance with the terms of the applicable award agreements governing such Company PSUs.

Each RSU Cash Replacement Award and Equity Replacement Award will have no less favorable terms and conditions, including with respect to vesting and acceleration provisions upon a qualifying termination of employment, as were applicable to the applicable Equity Award immediately prior to the Company Merger Effective Time, except for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement (including performance-based vesting conditions) and other administrative or ministerial changes determined by Parent.

Quantification of Payments and Benefits

For an estimate of the amounts that would be payable to each of the Company’s named executive officers in respect of their Company RSUs, Company PSUs and Company Options that will vest in connection with the transactions contemplated by the Merger Agreement and the amounts that would be payable in respect of their Company RSUs, Company PSUs and Company Options if they were to incur a qualifying termination of employment following the Mergers, see the section entitled “Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Mergers” below. The estimated amount that would be payable to the four executive officers who are not named executive officers in respect of their Company RSUs and Company PSUs if the Mergers were to occur on July 1, 2025 based on the Per Share Price is $3,737,187.30 in the aggregate. The estimated amount that would be payable to each of the non-employee directors in respect of their Company RSUs if the Merger were to occur on July 1, 2025 based on the Per Share Price is as follows:

•	Keith Abell: $246,797

•	Chinh Chu: $514,744

•	Stephen Daffron: $366,670

•	Martin Fichtner: $—

•	Eva Harris: $246,797

•	Ryan Hinkle: $352,565

•	Timothy Maudlin: $387,823

Executive Officer Severance Arrangements

Each of our executive officers, except Mr. Appel, is eligible to receive severance benefits under the Company’s executive severance plan (the “Executive Severance Plan”). Under the Executive Severance Plan, if

the executive officer incurs a qualifying termination (consisting of the executive officer’s termination of employment by the Company without “cause” or by the executive officer with “good reason” (each, as defined in the Executive Severance Plan), in each case, following the second anniversary of a “change in control,” then, subject to the executive officer’s execution and non-revocation of a general release of claims in favor of the Company and continued compliance with restrictive covenants set forth therein, the executive officer will be entitled to (i) the sum of the executive officer’s then-current annual base salary and target annual cash bonus opportunity (the “Annual Compensation Amount”), payable in lump sum, (ii) pro-rated annual bonus, calculated based on actual performance of the applicable performance conditions during the applicable performance period, and (iii) subject to the executive officer’s timely election of continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), coverage under the Company’s medical, vision, dental, and prescription benefits for the executive officer and his or her covered dependents by the Company for a period until the earlier of (A) 18 months following the termination date and (B) the first day the executive officer becomes eligible for comparable benefits under the welfare benefit plans of a subsequent employer. If a qualifying termination occurs in connection with, or prior to, a “change in control,” then each executive officer is entitled to receive 200% of the Annual Compensation Amount. The severance payments and benefits are subject to the executive officer’s execution and non-revocation of a general release of claims in favor of the Company.

Mr. Appel is eligible to receive severance benefits under an employment agreement entered into with the Company. Under Mr. Appel’s employment agreement, if his employment is terminated by the Company without “cause” (as defined in his employment agreement), then, subject to Mr. Appel’s execution and non-revocation of a release of claims prepared by the Company and continued compliance with the restrictive covenants set forth in his employment agreement, Mr. Appel is entitled to (i) a cash payment equal to two (2) times the sum of Mr. Appel’s then-current base salary, plus target annual cash bonus opportunity, payable in lump sum and (ii) subject to Mr. Appel’s timely election of continuation coverage under COBRA, coverage under the Company’s medical, vision, dental, and prescription benefits for Mr. Appel and his covered dependents by the Company for a period until the earlier of (A) 18 months following the termination date and (B) the first day Mr. Appel becomes eligible for comparable benefits under the welfare benefit plans of a subsequent employer. In addition, under the terms of the Merger Agreement, if Mr. Appel’s employment is terminated by the Company without “cause,” then subject to Mr. Appel’s execution and non-revocation of a release of claims, Mr. Appel is entitled to a pro-rated annual bonus for the fiscal year in which the Company Merger Effective Time occurs, calculated based on actual performance of the applicable performance conditions during the applicable performance period through the Closing Date.

For an estimate of the severance benefits that would be payable to each of the Company’s named executive officers if they were to incur a qualifying termination of employment following the Mergers, see the section entitled “Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Mergers” below. The estimated severance benefits that would be payable to the four executive officers who are not named executive officers if they were to incur a qualifying termination of employment following the Mergers is $6,659,656 in the aggregate.

280G Mitigation Actions

The Company may, after consultation with Parent (comments of which the Company will consider in good faith) implement strategies to mitigate any issues resulting from application of Section 280G and 4999 of Internal Revenue Code of 1986, as amended (the “Code”) and to maximize the net after-tax proceeds received by a disqualified individual subject to Section 4999 of the Code. As of the date of this information statement, the Company has not yet approved any specific actions to mitigate any impact of Section 280G of the Code on the Company or any disqualified individuals. No executive officer is entitled to receive indemnification, gross-ups or tax reimbursements from the Company with respect to any potential excise taxes under Section 4999 of the Code.

Arrangements with Parent

As of the date of this information statement, none of our executive officers have had any discussions or negotiations, or entered into any agreements, with Parent or any of its affiliates regarding the potential terms of their individual employment arrangements or the right to purchase or participate in the equity of Parent or one or more of its affiliates following the consummation of the Mergers. Prior to or following the Closing, however, certain executive officers may have discussions, or may enter into agreements with, Parent or its affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or one or more of its affiliates.

Transaction Bonus

The Company may establish a cash-based transaction bonus program in an aggregate amount not to exceed $8,975,000 in connection with the transactions contemplated by the Merger Agreement (the “Transaction Program”). Awards under the Transaction Program will (i) (A) be earned as to 50% of the award on the Closing Date and (B) be earned as to the remaining 50% of the award on the three-month anniversary of the Closing Date (the “Second Vesting Date”), in each case, subject to applicable participant’s continued employment through the applicable vesting date and (ii) accelerate in full if such participant incurs a termination of employment by Parent or its Affiliates (including the Company or the Surviving Corporation) following the Closing Date (each, a “Transaction Program Qualifying Termination”), either (1) for any reason other than for “cause” (as defined in the Company’s 2021 Omnibus Incentive Plan), or (2) due to the participant’s resignation with “good reason,” (as defined in the Executive Severance Plan as modified by the confidential disclosure schedules) provided the participant is currently party to an employment agreement pursuant to which such participant may resign with “good reason” or participates in the Executive Severance Plan. Any award earned under the Transaction Program will be paid to each participant within 30 days following the Closing Date, the Second Vesting Date, or the effective date of a customary general release of claims executed by a participant in favor of Parent, the Surviving Corporation and its Affiliates, in connection with such participant’s Transaction Program qualifying termination. As of the date of this information statement, the Board has not yet approved the allocation of awards under the Transaction Program. However, prior to the Mergers, certain executive officers may become eligible to receive an award under the Transaction Program.

Pursuant to the terms of the Merger Agreement, directors and officers of the Company will be entitled to certain ongoing indemnification and insurance coverage, including under directors’ and officers’ liability insurance policies. For more information, see the section of this information statement entitled “The Merger Agreement—Indemnification and Insurance.”

Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Mergers.

This section sets forth the information required by Item 402(t) of Regulation S-K under the Securities Act of 1933 regarding the compensation of each of the Company’s named executive officers that is based on or otherwise relates to the Mergers and that will or may become payable to the Company’s named executive officers at the consummation of the Mergers or upon a qualifying termination of employment that occurs within 24 months following the consummation of the Mergers, assuming: (i) the Closing had occurred on July 1, 2025; (ii) each of the named executive officers experiences a qualifying termination on such date; (iii) the named executive officers’ respective base salaries and target annual bonuses remain unchanged from those that were in effect as of the date of this filing; (iv) the Company RSUs, Company PSUs and Company Options, as applicable, held by the named executive officers that are outstanding as of the date hereof do not otherwise vest prior to the completion of the Mergers; (v) for purposes of determining the value of the Company RSUs, Company PSUs and Company Options, the value of a share of Company Common Stock is equal to the Per Share Price; (vi) no named executive officer receives any additional equity grants prior to completion of the Mergers; and (vii) each named executive officer has properly executed any required releases and complied with all requirements necessary to receive the payments and benefits described below. Some of the assumptions used in the table below are based upon estimates of information not currently available and, as a result, the actual amounts to be received by any of the individuals below may materially differ from the amounts set forth below.

The payments described in the table below would be made pursuant to the arrangements described above in the section entitled “Interests of Our Directors and Executive Officers in the Company Mergers.”

Named Executive Officer	Cash(1)	Equity(2)	Total
Andrew Appel (Chief Executive Officer)	$3,764,289.00	$3,636,210.60	$7,400,499.60
Marje Armstrong (Chief Financial Officer & Chief Human Resources Officer)	$2,276,789.00	$4,465,527.00	$6,742,316.00
Greg Randolph (Chief Commercial Officer)	$2,576,789.00	$5,153,091.90	$7,729,880.90
Rachit Lohani (Chief Product and Technology Officer)	$2,151,789.00	$7,886,036.40	$10,037,825.40
Susan E. Bennett (Chief Legal Officer and Secretary)	$1,976,789.00	$4,939,323.42	$6,916,112.42

(1)

Amounts shown reflect the severance benefits provided under the Executive Severance Plan for each named executive officer (except Mr. Appel) and Mr. Appel’s employment agreement, in each case, as described above in the section titled “—Executive Officer Severance Arrangements.” The amounts included in this column for Mses. Armstrong and Bennett and Messrs. Randolph and Lohani are “double-trigger,” as they will only be payable in the event of a qualifying termination of employment during the period beginning on the Company Merger Effective Time and ending 24 months thereafter. Specifically, the cash amounts represent (i) a lump-sum cash severance payment equal to two times the Annual Compensation Amount, (ii) coverage under the Company’s medical, vision, dental, and prescription benefits for the named executive officer and his or her covered dependents by the Company for a period until the earlier of (A) 18 months following the termination date and (B) the first day the named executive officer becomes eligible for comparable benefit plans of a subsequent employer, and (iii) pro-rated annual bonus, calculated based on actual performance of the applicable performance conditions. Mr. Appel is eligible to receive the same severance benefits as the other named executive officer. However, the amounts included in this column for Mr. Appel (except that eligibility with respect to the pro-rated annual bonus is limited to the fiscal year in which the Company Merger Effective Time occurs) are not considered to be either “single-trigger” or “double-trigger” payments, as they will be payable in the event of a qualifying termination of employment at any time. For purposes of calculating the pro-rated actual annual bonus payable to each named executive officer, the column assumes that the actual bonus equals each officer’s target annual bonus opportunity for the full performance period.

Named Executive Officer	Severance Payment	Prorated Annual Bonus Payment	Benefits	Total
Andrew Appel	$2,925,000.00	$812,500.00	$26,789.00	$3,764,289.00
Marje Armstrong	$1,800,000.00	$450,000.00	$26,789.00	$2,276,789.00
Greg Randolph	$2,000,000.00	$550,000.00	$26,789.00	$2,576,789.00
Rachit Lohani	$1,700,000.00	$425,000.00	$26,789.00	$2,151,789.00
Susan E. Bennett	$1,560,000.00	$390,000.00	$26,789.00	$1,976,789.00

(2)

The amounts in this table represent the value of the cash consideration to be received in respect of the Company RSUs, Company PSUs and Company Options held by the named executive officers as of July 1, 2025, which is the assumed date of the Company Merger Effective Time solely for purposes of this disclosure. Payments with respect to any Company Options, Company RSUs and Company PSUs payable to Mr. Appel are “single-trigger” and will be paid in connection with the consummation of the Mergers.

Payments with respect to Company Options payable to Ms. Bennett are “single-trigger” and will be paid in connection with the consummation of the Mergers. Payments with respect to Company PSUs payable to Mses. Armstrong and Bennett and Mr. Randolph are “single-trigger” and will be paid in connection with the consummation of the Mergers. Payments with respect to Company RSUs payable to Mses. Armstrong and Bennett and Messrs. Randolph and Lohani and Company PSUs payable to Mr. Lohani are “double-trigger” and reflect the cash value of the Equity Replacement Award as of July 1, 2025, which is the assumed date of the Company Merger Effective Time solely for purposes of this disclosure, assuming a qualifying termination of each named executive officer on such date.

Named Executive Officer	Company RSUs (Single Trigger)	Company PSUs (Single Trigger)	Company RSUs (Double Trigger)	Company PSUs (Double Trigger)	Total($)
Andrew Appel	$2,914,335.60	$721,875.00	$—	$—	$3,636,210.60
Marje Armstrong	$—	$1,410,258.30	$3,055,268.70	$—	$4,465,527.00
Greg Randolph	$—	$1,410,258.30	$3,742,833.60	$—	$5,153,091.90
Rachit Lohani	$—	$—	$6,672,798.00	$1,213,238.40	$7,886,036.40
Susan E. Bennett	$—	$1,233,975.60	$3,611,391.30	$—	$4,845,366.90

Named Executive Officer(3)	Company Options (Single Trigger)		Total($)
Susan E. Bennett	$93,956.52	(4)	$93,956.52

(3)

All other Company Options held by the named executive officers have an exercise price equal to or greater than the Per Share Price and/or are subject to performance-based vesting conditions that will not be achieved as a result of the transactions contemplated by the Merger Agreement, and in each case, will be cancelled for no consideration.

(4)	Calculated based on the exercise price of $2.73 per share of Class A Common Stock subject to such Company Options.

Tax Receivable Agreement and the TRA Amendment

Concurrent with the consummation of the Company’s business combination transaction to become a publicly listed company, E2open entered into a TRA with certain members of Holdings who retained Holdings Common Units after E2open’s public listing. The TRA provided for payment to the TRA beneficiaries of approximately 85% of the amount of the calculated tax savings, if any, that E2open will realize due to future exchanges of Holdings Common Units (together with the corresponding shares of Class V Common Stock) for Class A Common Stock, and the acceleration of such payments in connection with a change of control of E2open. On May 25, 2025, in connection with the execution of the Merger Agreement, and in accordance with the terms of the TRA, E2open and Holdings entered into the TRA Amendment with certain parties to the TRA entitled to receive at least 50% of the total amount of the early termination payments payable to all TRA parties under the TRA if the Company had exercised its right of early termination on the date of the most recent exchange by the Company of Holdings Common Units held by a member of Holdings in accordance with the limited liability company agreement of Holdings, including certain affiliates of Insight Venture Management, LLC (“Insight Partners”). The TRA Amendment establishes that the parties to the TRA will be entitled to receive an aggregate amount in cash of $52,500,000 in connection with the Closing in full satisfaction of the Company’s payment obligations under the TRA from and after the entry into the Merger Agreement (including in connection with a change of control of the Company) which amount represents a reduction of approximately $52.5 million from what the Company’s contractual change of control obligations would have been under the TRA in respect of a change of control of E2open at the implied price per share of Class A Common Stock offered by Parent (such Class A Common Stock, and the acceleration of such payments in connection with a change of control of E2open. On May 25, 2025, in connection with the execution of the Merger Agreement, and in accordance with the terms of the TRA, E2open and Holdings entered into the TRA Amendment with certain parties to the TRA entitled to receive at least 50% of the total amount of the early termination payments payable to all TRA parties under the TRA if the Company had exercised its right of early termination on the date of the most recent exchange by the Company of Holdings Common Units held by a member of Holdings in accordance with the limited liability company agreement of Holdings, including certain affiliates of Insight Venture Management, LLC (“Insight Partners”). The TRA Amendment establishes that the parties to the TRA will be entitled to receive an aggregate amount in cash of $52,500,000 in connection with the Closing in full satisfaction of the Company’s payment obligations under the TRA from and after the entry into the Merger Agreement (including in connection with a change of control of the Company) which amount represents a reduction of approximately $52.5 million from what the Company’s contractual change of control obligations would have been under the TRA in respect of a change of control of E2open at the implied price per share of Class A Common Stock offered by Parent (such implied price equating to $0.15 per share of Class A Common Stock if there were no reduction in the amount of aggregate accelerated change of control payments required to be made under the then-current terms of the TRA), absent the TRA Amendment.

Tim Maudlin, a director of E2open, is a party to the TRA and is entitled to receive accelerated change of control payments pursuant to the TRA and the TRA Amendment in connection with the Closing (or an Alternative Acquisition Transaction (as defined in the TRA Amendment), on the terms and subject to the conditions set forth in the TRA Amendment) in the amount of $9,011.42. For more information, please see the section of this information statement captioned “The Mergers—Amendment to the Tax Receivable Agreement.”

Ryan Hinkle, a director of E2open, is a Managing Director of Insight Partners, which is a TRA beneficiary and is entitled to receive $26,853,932 pursuant to the TRA Amendment following the Mergers. Under the TRA Amendment, E2open agreed to indemnify the Signatory Members, including Insight Partners, for losses in connection with its approval of the TRA Amendment.

Holdings Common Units and Class V Common Stock

As of the record date, Tim Maudlin, a director of E2open, holds 165,013 Holdings Common Units and 165,013 shares of Class V Common Stock that correspond to such Holdings Common Units on a one-to-one basis.

At the Holdings Merger Effective Time, each Holdings Common Unit (other than Excluded Units, Owned Holdings Common Units or any other Holdings Restricted Common Units) will be automatically cancelled, extinguished and converted into the right to receive the Per Unit Price.

In addition, at the Company Merger Effective Time, each share of Class V Common Stock, (other than any shares of Class V Common Stock as to which appraisal rights have been properly exercised by the holders of such Class V Common Stock in accordance with Delaware law) will be automatically cancelled and extinguished without any conversion thereof or consideration paid therefor.

Indemnification; Directors’ and Officers’ Insurance

Pursuant to the terms of the Merger Agreement, directors and officers of E2open will be entitled to certain ongoing indemnification and insurance coverage, including under directors’ and officers’ liability insurance policies. For more information, see the section of this information statement entitled “The Merger Agreement—Indemnification and Insurance.”

Fees and Expenses

Except as expressly set forth in the Merger Agreement, all fees and expenses incurred in connection with the Merger Agreement and the Mergers will be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated.

Delisting and Deregistration of Class A Common Stock

If the Mergers are completed, our Class A Common Stock will be delisted from the NYSE and, along with the Company Warrants, deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we will no longer file periodic reports with the SEC on account of our Class A Common Stock.

Transaction Litigation

As of the filing of this information statement, the Company is not aware of any complaints filed or litigation pending related to the Mergers. Lawsuits arising out of the Mergers may be filed in the future.

Material United States Federal Income Tax Consequences of the Company Merger

The following is a summary of the material United States federal income tax consequences of the Company Merger generally applicable to holders of Class A Common Stock who exchange their shares of Class A Common Stock for cash pursuant to the Company Merger. The summary is based on the Code, applicable United States treasury regulations issued thereunder, judicial authority and administrative rulings and pronouncements, all of which are subject to change, possibly with retroactive effect. Any such change, which may or may not be retroactive, could alter the tax consequences described herein. The discussion applies only to holders whose shares of Class A Common Stock are held as capital assets (generally, property held for investment), and does not address the tax consequences that may be relevant to holders of Class A Common Stock that are subject to special tax rules, such as insurance companies, United States expatriates, controlled foreign corporations, passive foreign investment companies, holders subject to the alternative minimum tax, tax-exempt organizations, tax-qualified retirement plans or other tax-deferred accounts, broker-dealers, banks, financial institutions, regulated investment companies, real estate investment trusts, cooperatives, traders in securities that elect to mark to market, United States Holders whose functional currency is not the United States dollar, holders who hold Class A Common Stock through pass-through entities for United States federal income tax purposes or as part of a hedge, straddle or conversion transaction, holders deemed to sell Class A Common Stock under the constructive sale provisions of the Code, holders who exercise appraisal rights, or holders who acquired Class A Common Stock pursuant to the exercise of employee stock options or otherwise as compensation. This summary does not address (i) any aspect of state, local or non-U.S. taxation, and does not address any United States federal taxation other than income taxation, (ii) any tax consequences to holders of any interests in the Company other than Class A Common Stock, including Class B-1 Common Stock, Class B-2 Common Stock, Class V Common Stock, Company Options, Company RSUs or Company PSUs, (iii) any tax consequences to holders of Holdings Common Units and Holdings Restricted Common Units (collectively, the “Holdings Units”), (iv) any tax consequences of payments received under the Tax Receivable Agreement, or (v) any tax consequences of any other transaction occurring in connection with the Company Merger.

For purposes of this information statement, a “United States Holder” means a beneficial owner of Class A Common Stock that is (as determined for U.S. federal income tax purposes):

•	a citizen or individual resident of the United States;

•

a corporation (or any entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States or any state thereof (including the District of Columbia);

•	an estate, the income of which is subject to United States federal income tax regardless of its source; or

•

a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a United States person.

The term “Non-United States Holder” refers to any beneficial owner of Class A Common Stock, other than a partnership or other entity or arrangement treated as a partnership for United States federal income tax purposes, that is not a United States Holder.

If a partnership or another entity or arrangement treated as a partnership for United States federal income tax purposes is a holder of Class A Common Stock, the United States federal income tax treatment of a partner in that partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of a holder of Class A Common Stock should consult their tax advisors as to the particular United States federal income tax consequences of the Company Merger to them.

The United States federal income tax consequences set forth below are included for general informational purposes only and are based upon current law as of the date hereof. Because individual circumstances may differ, each holder of Class A Common Stock should consult such holder’s tax advisor to determine the applicability of the rules discussed below to such holder and the particular tax effects of the Company Merger, including the application and effect of United States federal, state, local and non-United States tax laws.

United States Holders. The receipt of the Per Share Price by a United States Holder in exchange for shares of Class A Common Stock pursuant to the Company Merger will be a taxable transaction for United States federal income tax purposes (and also may be a taxable transaction under applicable state, local, non-United States and other income tax laws). In general, for United States federal income tax purposes, a United States Holder who receives the Per Share Price will recognize gain or loss in an amount equal to the difference between (x) the amount of cash the United States Holder receives (determined before deduction of any applicable withholding taxes) and (y) such United States Holder’s adjusted tax basis of the surrendered shares of Class A Common Stock. A United States Holder’s adjusted tax basis generally will equal the price the United States Holder paid for such shares, and if applicable, will have been reduced by return of capital distributions. Gain or loss will be calculated separately for each block of Class A Common Stock (generally shares acquired at the same cost in a single transaction) converted in the Company Merger. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if Class A Common Stock has been held for more than one year as of the Company Merger Effective Time. Long-term capital gains of non-corporate United States Holders may be eligible for reduced rates of taxation. The deductibility of capital losses is limited.

Non-United States Holders. Subject to the discussion below regarding backup withholding, a Non-United States Holder that receives cash for shares of Class A Common Stock pursuant to the Company Merger generally will not be subject to United States federal income tax on any gain realized on the disposition, unless (i) such holder is an individual who is present in the United States for 183 or more days during the taxable year of the Company Merger and certain other conditions are met, (ii) the gain is effectively connected with the conduct of a trade or business in the United States by the Non-United States Holder (and, in the case of certain income tax treaties, is attributable to a permanent establishment or fixed base within the United States) or (iii) such holder owned, directly or under certain constructive ownership rules of the Code, more than 5% of Class A Common Stock at any time during the five-year period preceding the Company Merger, and the Company is or has been a “United States real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period preceding the Company Merger or the period that the Non-United States Holder held Class A Common Stock. The Company believes it is not and has not been a “United States real property holding corporation” for United States federal income tax purposes at any time during the five-year period preceding the Company Merger.

If you are a Non-United States Holder who is an individual and has been present in the United States for 183 or more days during the taxable year of the Company Merger and certain other conditions are satisfied, you will be subject to tax at a rate of 30% (or such lower rate as may be specified in an applicable income tax treaty) on any gain realized, which generally may be offset by certain United States source capital losses.

If you are a Non-United States Holder and your gain is effectively connected with a United States trade or business (and, in the case of certain income tax treaties, is attributable to a permanent establishment or fixed base within the United States), you will be subject to United States federal income tax on any gain realized on a net basis in the same manner as United States Holders. Non-United States Holders that are corporations may also be subject to a branch profits tax on their effectively connected income at a rate of 30% (or such lower rate as may be specified in an applicable income tax treaty), subject to adjustments.

Information Reporting and Backup Withholding. Cash consideration received by a United States Holder or Non-United States Holder in the Mergers may be subject to information reporting and backup withholding. To avoid backup withholding, a United States Holder that does not otherwise establish an exemption should complete and return to the applicable paying agent an Internal Revenue Service (“IRS”) Form W-9, certifying that such United States Holder is a United States person, that the taxpayer identification number provided is correct and that such United States Holder is not subject to backup withholding. A Non-United States Holder generally may establish an exemption from backup withholding by certifying its status as a non-United States person under penalties of perjury on an IRS Form W-8BEN or other applicable IRS Form W-8. Backup withholding is not an additional tax. Amounts so withheld can be credited against such holder’s federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Holders should consult their tax advisors regarding the application of United States federal income tax laws and non-United States tax laws, including information reporting and backup withholding, to their particular situations.

Regulatory Approvals

General

Under the Merger Agreement, we and the other parties to the Merger Agreement have agreed to use our respective reasonable best efforts to complete the transactions contemplated by the Merger Agreement, including to obtain all necessary Governmental Approvals (as defined below) as promptly as practicable. In addition, each of the Parent Parties and the Company Parties has agreed to: (i) cooperate and coordinate (and cause its respective affiliates to cooperate and coordinate) with each other in the making of specified regulatory filings; (ii) supply each other (or cause each other to be supplied) with any information that may be required in order to make such filings; (iii) respond appropriately to any request for additional information by the FTC, the DOJ or the governmental authorities of any other applicable jurisdiction in which any such filing is made; and (iv) use reasonable best efforts to take (and to cause its respective affiliates to take) all actions necessary, proper or advisable to (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other antitrust laws or foreign investment laws applicable to the Merger Agreement or the Mergers; and (2) obtain all clearances, consents, approvals, waivers, actions, non-actions, waiting period expirations or terminations and other authorizations pursuant to any antitrust laws or foreign investment laws applicable to the Merger Agreement or the Mergers or the transactions contemplated by the Merger Agreement (the “Governmental Approvals”), in each case as promptly as reasonably practicable and in any event prior to the Termination Date.

The reasonable best efforts of Parent, Company Merger Sub and Holdings Merger Sub shall include and require, and Parent, Company Merger Sub and Holdings Merger Sub shall take the following actions, if and to the extent necessary to obtain the Governmental Approvals and to avoid or eliminate each and every impediment under any antitrust laws and any foreign investment law applicable to the Mergers or the transactions contemplated by the Merger Agreement, including but not limited to any legal challenge to the Mergers or such transactions, as promptly as practicable prior to the Termination Date: (i) offering, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise; and (ii) taking all actions necessary to avoid or eliminate every impediment and obtain all necessary government approvals, including: (A) the sale, divestiture, transfer, license, disposition, or hold separate (through the establishment of a trust or otherwise), of any and all of the capital stock or other equity or voting interest, assets (whether tangible or intangible), rights, properties, products or businesses of the Parent and its subsidiaries and their respective affiliates and of the Company and its subsidiaries; (B) the termination, modification, or assignment of existing relationships, joint ventures, contracts, or obligations of the Parent and its subsidiaries and their respective affiliates and of the Company and its subsidiaries; (C) the modification of any course of conduct regarding future operations of the Parent and its subsidiaries and their respective affiliates and of the Company and its subsidiaries; and (D) any other restrictions on the activities of the Parent and its subsidiaries and their respective affiliates and of the Company and its subsidiaries, including the freedom of action of the Parent and its subsidiaries and their respective affiliates and of the Company and its subsidiaries with respect to, or their ability to retain, one or more of their respective operations, divisions, businesses, product lines, customers, assets or rights or interests, or their freedom of action with respect to the assets, properties, or businesses to be acquired pursuant to the Merger Agreement, in each case, so as to allow the consummation of the Mergers and the transactions contemplated by the Merger Agreement as soon as practicable prior to the Termination Date; provided, that (1) Parent, Company Merger Sub and Holdings Merger Sub and their respective affiliates shall not be required and the Company and its subsidiaries and their respective affiliates shall not be permitted (without Parent’s prior written consent) to consent to, or offer to agree or consent to, or effect or undertake, any terms, conditions, liabilities, obligations, commitments, sanctions or undertakings (including settlements, stipulations, operational restrictions, hold separate orders, divestitures or otherwise) in connection with obtaining Governmental Approvals that (x) individually or in the aggregate, would reasonably be expected to be material to the Company and its subsidiaries, taken as a whole, or (y) would apply to, relate to or otherwise be in respect of Parent or any of its affiliates or any of their respective businesses (other than the Company and its subsidiaries or its businesses) and (2) none of Parent or its affiliates shall be required to consent to, or offer to agree or consent to, or to make, any amendments or modifications to any of the terms of the Merger Agreement.

HSR Act and U.S. Antitrust Matters

Under the HSR Act and related rules, certain transactions, including the Mergers, may not be completed until notifications have been given and information furnished to the Antitrust Division and the FTC and all statutory waiting period requirements have been satisfied by the applicable agencies. On June 16, both the Company and Parent filed their respective notification and report forms under the HSR Act, which triggered the start of the HSR Act waiting period. The applicable waiting period under the HSR Act will expire at 11:59 pm ET, on July 16, 2025, unless it is extended by a formal request from the DOJ or the FTC for additional information and documentary material from the Company and Parent prior to that time.

At any time before or after the Effective Time, the Antitrust Division or the FTC could take action under the antitrust laws, including seeking to prevent the Mergers, to rescind the Mergers or to conditionally approve the Mergers upon the divestiture of assets of the Company or Parent or subject to regulatory conditions or other remedies. In addition, United States state attorneys general could take action under the antitrust laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin the completion of the Mergers or permitting completion subject to regulatory conditions. Private parties may also seek to take legal action under the antitrust laws under some circumstances. There can be no assurance that a challenge to the Mergers on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This information statement, and the documents to which we refer you in this information statement, contain “forward-looking statements” including, without limitation, statements regarding forecasts and projections as described in “Special Factors—Certain Company Financial Forecasts” beginning on page 62, statements regarding the benefits of the proposed acquisition of the Company and the associated integration plans, expected synergies and capital expenditure commitments, anticipated future operating performance and results of the Company, the expected management and governance of the Company following the acquisition and expected timing of the closing of the proposed acquisition and other transactions contemplated by the Merger Agreement governing the proposed acquisition. All statements other than statements of historical fact included in this information statement are forward-looking statements, and they are subject to risks and uncertainties. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. For example, all statements we make relating to our estimated costs, expenditures, cash flows, growth rates and financial results, our plans and objectives for future operations, growth or initiatives, strategies or the expected outcome or impact of pending or threatened litigation are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including:

•	the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company Common Stock;

•

the failure to satisfy the conditions to the consummation of the transactions in connection with the Mergers, including the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval;

•

the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement and the related agreements or transactions, including in circumstances that require the Company to pay a termination fee;

•	the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally;

•	the risk of not consummating the financing anticipated in connection with the transaction;

•	certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions;

•	risks that the proposed transaction disrupts current plans and operations;

•	risks related to diverting management’s attention from the Company’s ongoing business operations;

•

the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto;

•

the Company’s ability to retain, hire and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction;

•	unexpected costs, charges or expenses resulting from the proposed transaction;

•	the impact of adverse general and industry-specific economic and market conditions;

•	risks related to the Company’s financial position and results of operations;

•	risks that the benefits of the proposed transaction are not realized when and as expected;

•	uncertainty as to timing of completion of the proposed transaction;

•

the impact of inflation and global conflicts, including disruptions in European economies as a result of the war in Ukraine, the Israel-Hamas conflict, the relationship between China and Taiwan, and ongoing trade disputes between the United States and other countries;

•

the effect of the volatile, negative or uncertain macro-economic and political conditions, tariffs, inflation, changes in interest rates, fluctuation in foreign currency exchange rates and the political effects of these factors on our business, our slowing growth rate, results of operations and financial condition as well as our clients’ businesses and levels of business activity;

•	the inability to realize the value of the goodwill and intangible assets, which could result in the incurrence of material charges related to the impairment of those assets;

•	the inability to develop and market new product innovations and monetize our network;

•	the slowing of our growth rate due to lower than anticipated new bookings and higher than expected churn;

•	risks associated with our acquisitions, including churn, the ability to maintain client relationships and greater than expected liabilities;

•	the inability to attract new clients or upsell/cross sell existing clients or the failure to renew existing client subscriptions on terms favorable to us;

•	risks associated with our international operations, including the risks created by geopolitical instability;

•	the failure of the market for cloud-based SCM solutions to develop as quickly as we expect or failure to compete successfully in a fragmented and competitive SCM market;

•	the diversion of management’s attention and consumption of resources as a result of the strategic alternatives process;

•	failure to maintain adequate operational and financial resources or raise additional capital or generate sufficient cash flows;

•	cyber-attacks and security vulnerabilities;

•	inability to attract or retain key employees, including in light of the proposed Mergers; and

•

other risks detailed in our filings with the SEC, including “Item 1A. Risk Factors” in our Annual Report on Form 10-K for our fiscal year ended February 28, 2025 and our Quarterly Report on Form 10-Q for our quarter ended May 31, 2025. See “Where You Can Find More Information and Incorporation by Reference” beginning on page 126.

We believe that the assumptions on which our forward-looking statements are based are reasonable. All subsequent written and oral forward-looking statements concerning the Mergers or other matters addressed in this information statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Forward-looking statements speak only as of the date of this information statement or the date of any document incorporated by reference in this document. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

THE PARTIES TO THE MERGER AGREEMENT

Company: E2open Parent Holdings, Inc.

14135 Midway Road, Suite G300

Addison, Texas 75001

Phone: (866) 432-6736

E2open, a Delaware corporation, is a world-class provider of cloud-based, end-to-end SCM and orchestration software. E2open’s connected supply chain software platform enables the largest companies to transform the way they make, move and sell goods and services. With a cloud-native global SaaS platform purpose-built for modern supply chains, E2open connects more than 500,000 manufacturing, logistics, channel and distribution partners across our multi-enterprise network processing over 18 billion transactions annually. Our SaaS platform spans many key strategic and operational areas including omni-channel, demand sensing, supply planning, global trade management, transportation and logistics and manufacturing and supply management. E2open generates revenue from the sale of software subscriptions and professional services. Our software combines networks, data and applications to provide a highly integrated, mission-critical platform that allows clients to optimize their channel and supply chains and accelerate their growth, reduce costs, increase visibility and improve resiliency. Given the mission-critical nature of our solutions, E2open maintains long-term relationships with our clients, which is reflected by our long client tenure. As of June 26, 2025 E2open serves approximately 5,600 clients in all major countries in the world across a wide range of end-markets, including consumer goods, food and beverage, manufacturing, retail, industrial and automotive, aerospace and defense, technology and transportation, among others. E2open’s principal executive offices are located at 14135 Midway Road, Suite G300, Addison, Texas 75001 and its telephone number is (866) 432-6736. E2open’s website is www.e2open.com. The information contained on, or accessible through, E2open’s website is not part of this information statement. Additional information about E2open is included in documents incorporated by reference into this information statement and our filings with the SEC, copies of which may be obtained without charge by following the instructions in “Where You Can Find More Information and Incorporation by Reference” beginning on page 126.

The Class A Common Stock is listed with, and trades on, the NYSE under the symbol “ETWO”. The Company’s warrants are listed on the OTC Markets under the ticker symbol “ETWOW”.

Holdings: E2open Holdings, LLC

14135 Midway Road

Suite G300

Addison, Texas 75001

Phone: (866) 432 6736

Holdings, a Delaware limited liability company, was formed in January 2015 in connection with the acquisition of a controlling interest in E2Open, Inc. by Insight Partners and other investors in March 2015 and the subsequent delisting of E2Open, Inc.’s stock by NASDAQ and conversion into a limited liability company in April 2016. In connection with the consummation of the Company’s business combination transaction to become a publicly listed company in February 2021, Holdings became a subsidiary of E2open with its equity interests held by E2open and the then existing owners of Holdings. Holding’s principal executive offices are located at 14135 Midway Road, Suite G300, Addison, Texas 75001 and its telephone number is (866) 432 6736.

Parent: WiseTech Global Limited

25 Bourke Road

Alexandria NSW 2015

Phone: +61 (2) 8001 2200

Parent, an Australian public company limited by shares, is a leading provider of logistics execution software solutions and is listed on the Australian Securities Exchange under ticker symbol “WTC”. Founded in 1994, Parent is a leading developer and provider of software solutions to the logistics execution industry globally. Its customers include over 16,500 of the world’s logistics companies across 195 countries, including 46 of the top 50 global third-party logistics providers and 24 of the 25 largest global freight forwarders worldwide.

Parent’s mission is to change the world by creating breakthrough products that enable and empower those that own and operate the supply chains of the world. Parent is relentless about innovation, adding over 5,800 product enhancements to our global CargoWise application suite in the last five years while bringing meaningful continual improvement to the world’s supply chains. Its breakthrough software solutions are renowned for their powerful productivity, extensive functionality, comprehensive integration, deep compliance capabilities and truly global reach.

Holdings Merger Sub: Emerald Holdings Merger Sub LLC

Holdings Merger Sub, a Delaware limited liability company, was formed by Parent solely for the purpose of entering into the Merger Agreement, consummating the Holdings Merger and engaging in the transactions contemplated by the Merger Agreement with E2open. Holdings Merger Sub is a wholly owned subsidiary of Parent and has not carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to its formation and pursuant to the Merger Agreement, the performance of its obligations under the Merger Agreement and matters ancillary to the Merger Agreement. Upon consummation of the Holdings Merger, Holdings Merger Sub will cease to exist. Holdings Merger Sub’s principal executive offices are located at 1051 East Woodfield Road, Schaumburg, IL 60173 and its telephone number is (847) 364-5600.

Company Merger Sub: Emerald Parent Merger Sub Corp.

Company Merger Sub, a Delaware corporation, was formed by Parent solely for the purpose of entering into the Merger Agreement, consummating the Company Merger and engaging in the transactions contemplated by the Merger Agreement with E2open. Company Merger Sub is a wholly owned subsidiary of Parent and has not carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to its formation and pursuant to the Merger Agreement, the performance of its obligations under the Merger Agreement and matters ancillary to the Merger Agreement. Upon consummation of the Company Merger, Company Merger Sub will cease to exist. Company Merger Sub’s principal executive offices are located at 1051 East Woodfield Road, Schaumburg, IL 60173 and its telephone number is (847) 364-5600.

THE MERGER AGREEMENT

This section describes the material terms and conditions of the Merger Agreement. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A and is incorporated by reference into this information statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this information statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section entitled, “Where You Can Find More Information and Incorporation by Reference,” beginning on page 126.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about E2open, Parent, Company Merger Sub, Holdings, Holdings Merger Sub or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (which disclosures include information that has been included in E2open’s public disclosures, as well as additional nonpublic information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to you. You should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of E2open, Parent, Company Merger Sub, Holdings, Holdings Merger Sub or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in E2open’s public disclosures.

Structure of the Mergers

Upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, on the Closing Date, Company Merger Sub will be merged with and into E2open, whereupon the separate corporate existence of Company Merger Sub will cease, and E2open will continue as the Surviving Corporation and a wholly-owned subsidiary of Parent, and Holdings Merger Sub will be merged with and into Holdings, whereupon the separate corporate existence of the Holdings Merger Sub will cease, and Holdings will continue as the Surviving LLC and a wholly-owned subsidiary of Parent.

Consummation and Effectiveness of the Mergers

The Holdings Merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware in accordance with the DLLCA (the “Holdings Certificate of Merger”), or such later time as may be agreed by Parent, Merger Sub and Holdings and specified in the Holdings Certificate of Merger. Immediately after the Holdings Certificate of Merger has been filed, the Parties will file a certificate of merger with the Secretary of State for the State of Delaware as provided under the DGCL (the “E2open Certificate of Merger”). The Company Merger will become effective upon the filing of the E2open Certificate of Merger, or such later time as may be agreed by Parent, Company Merger Sub and E2open and specified in the E2open Certificate of Merger, which in any case will be immediately after the Holdings Merger Effective Time.

The Closing will take place at 9:00 a.m., New York City time, on a date to be specified and agreed by the Parent and E2open, which date will be no later than the fifth business day after the satisfaction or waiver (to the extent permitted by the Merger Agreement) of all conditions to the consummation of the Mergers set forth in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted by the Merger Agreement) of such conditions), or such other time, location and date as Parent and E2open mutually agree in writing.

Consideration to be Received in the Mergers

Common Stock

Subject to the terms and conditions of the Merger Agreement, at the Company Merger Effective Time, on the Closing Date, (i) each share of Company Common Stock of Company Merger Sub that is issued and outstanding as of immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into and become one validly issued, fully paid and nonassessable share of Company Common Stock of the Surviving Corporation, (ii) each share of Class A Common Stock that is issued and outstanding as of immediately prior to the Company Merger Effective Time (other than Owned Company Shares or Dissenting Company Shares) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to the Per Share Price, (iii) each share of Class B-1 Common Stock (other than Owned Company Shares or Dissenting Company Shares) pending conversion will be automatically cancelled, extinguished and converted into the right to receive the Per Share Price, (iv) each share of Class B-2 Common Stock (other than Owned Company Shares or Dissenting Company Shares) shall automatically vest and constitute a B-2 Conversion Event, and will be automatically cancelled, extinguished and converted into the right to receive the Per Share Price, (v) each share of Class V Common Stock (other than Dissenting Company Shares) will be automatically cancelled and extinguished without any conversion thereof or consideration paid therefor, and (vi) each share of Company Common Stock that is (A) held by the Company as treasury stock or (B) Owned Company Shares will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.

Holdings Common Units and Series 2 RCUs

At the Holdings Merger Effective Time, on the Closing Date, (i) each unit of limited liability interests of Holdings Merger Sub that is outstanding as of immediately prior to the Holdings Merger Effective Time will be converted into and become one unit of limited liability company interests of the Surviving LLC, (ii) each Holdings Common Unit that is issued and outstanding as of immediately prior to the Holdings Merger Effective Time (other than the Excluded Units, the Owned Holdings Common Units and Holdings Restricted Common Units) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to the Per Unit Price, (iii) each Holdings Series 2 RCU (other than the Excluded Units and Owned Holdings Common Units) that is issued and outstanding as of immediately prior to the Holdings Merger Effective Time shall vest and constitute a Series 2 Vesting Event, and will be automatically cancelled, extinguished and converted into the right to receive the Per Unit Price, (iv) each Excluded Unit shall be unaffected by the Holdings Merger and shall remain outstanding as Holdings Common Units and Holdings Restricted Common Units, as applicable, of the Surviving LLC held by the Company Parties, and (v) each Owned Holdings Common Unit will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.

Company Warrants

At the Company Merger Effective Time, each outstanding Company Warrant shall, in accordance with the terms of the Warrant Agreement, automatically and without any required action on the part of the holder thereof or any other Person, cease to represent a Company Warrant exercisable for Class A Common Stock and shall become a Company Warrant exercisable for the Per Share Price. If a Registered Holder (as defined in the Warrant Agreement) properly exercises a Company Warrant within thirty (30) days following the public disclosure of the consummation of the Company Merger pursuant to a Current Report on Form 8-K filed with the SEC, the Warrant Price with respect to such exercise shall be reduced by an amount (in dollars) equal to the difference of (i) the Warrant Price in effect prior to such reduction minus (ii) (A) the Per Share Price (but in no event less than zero) minus (B) the Black-Scholes Warrant Value.

Outstanding E2open Options, E2open RSUs and E2open PSUs

At the Company Merger Effective Time, each Company Option outstanding as of immediately prior to the Company Merger Effective Time with an exercise price per share less than the Per Share Price, whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash (without interest thereon and subject to applicable withholding taxes) equal to the product of (i) the number of shares of Class A Common Stock subject to such Company Option as of immediately prior to the Company Merger Effective Time and (ii) the excess, if any, of the Per Share Price over the exercise price per share of such Company Option. For purposes of determining the number of Company Options that will be cancelled and converted into the right to receive the Option Consideration, any performance-based vesting conditions will be measured based on the Per Share Price. Each Company Option with (A) an exercise price per share equal to or greater than the Per Share Price or (B) a performance-based vesting condition that is not achieved as a result of the transactions contemplated by the Merger Agreement, in each case, will be cancelled without any action on the part of the holder thereof and without any cash payment being made in respect thereof.

At the Company Merger Effective Time, each Vested Company RSU, Director RSU, Specified RSU, or Company RSU held by an Equity Award Holder whose aggregate value of unvested Equity Awards is equal to or less than $10,000 as of immediately prior to the Closing (calculated based on the Per Share Price) will, in each case, be cancelled and converted into and will become the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Company RSU as of immediately prior to the Company Merger Effective Time.

At the Company Merger Effective Time, each Company RSU outstanding as of immediately prior to the Company Merger Effective Time (other than Vested Company RSUs, Director RSUs and Specified RSUs) will be cancelled and, in exchange therefor, the holder of such cancelled Company RSU will be entitled to receive an Equity Replacement Award, with any resulting fractional number of ordinary shares of Parent covered by such Equity Replacement Award rounded down to the next whole number. Notwithstanding the foregoing, each Company RSU held by individuals in Restricted Cash Jurisdictions will be cancelled and, in exchange therefor, the holder of such cancelled Company RSU will be entitled to receive an RSU Cash Replacement Award.

At the Company Merger Effective Time, each Specified PSU outstanding as of immediately prior to the Company Merger Effective Time, whether vested or unvested, will automatically be cancelled and converted into and become the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Specified PSU as of immediately prior to the Company Merger Effective Time. For purposes of determining the number of shares of Class A Common Stock subject to each Specified PSU, the revenue growth performance-based vesting condition that applied to the Specified PSUs immediately prior to the Company Merger Effective Time will be deemed attained at 100% in accordance with the applicable award agreements governing such Specified PSUs and the stock price performance-based vesting condition that applied to the Specified PSUs immediately prior to the Company Merger Effective Time will be measured based on the Per Share Price, with any such performance-based vesting condition that is not achieved as a result of the transactions contemplated by the Merger Agreement cancelled without any cash payment being made in respect thereof.

At the Company Merger Effective Time, each Company PSU outstanding as of immediately prior to the Company Merger Effective Time (other than Specified PSUs) will be cancelled and, in exchange therefor, the holder of such cancelled Company PSU will be entitled to receive an Equity Replacement Award, with any resulting fractional number of ordinary shares of Parent covered by such Equity Replacement Award rounded down to the next whole number. Notwithstanding the foregoing, if any individuals in the Restricted Cash Jurisdictions hold Company PSUs, such Company PSUs will be cancelled and, in exchange therefor, the holder of such cancelled Company PSU will be entitled to receive a restricted cash award representing the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (a) the Per Share Price and (b) the total number of shares of Class A Common Stock subject to such Company PSU as of immediately prior to the Company Merger Effective Time. For purposes of determining the number of shares of Class A Common Stock subject to each Company PSU, the revenue growth performance-based vesting condition will be deemed attained at 100% in accordance with the terms of the applicable award agreements governing such Company PSU.

Each RSU Cash Replacement Award and Equity Replacement Award will have no less favorable terms and conditions, including with respect to vesting and acceleration provisions upon a qualifying termination of employment, as were applicable to the applicable Equity Award immediately prior to the Company Merger Effective Time, except for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement (including performance-based vesting conditions) and other administrative or ministerial changes determined by Parent.

Appraisal Shares

To the extent required by the DGCL, Company Common Stock that is issued and outstanding immediately prior to the Company Merger Effective Time (other than the Owned Company Shares) and that is held by holders of such Company Common Stock who have not voted in favor of the adoption of the Merger Agreement or consented thereto in writing and who have properly exercised appraisal rights with respect thereto in accordance with, and who have complied with, Section 262 of the DGCL with respect to any Dissenting Company Shares will not be converted into the right to receive the Per Share Price, if applicable, and holders of such Dissenting Company Shares will be entitled to receive payment of the fair value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL unless and until any such holder fails to perfect or effectively withdraws or loses their rights to appraisal and payment under the DGCL. If, after the Company Merger Effective Time, any such holder fails to perfect or effectively withdraws or loses such rights, such Dissenting Company Shares will be treated as if they had been converted into, at the Company Merger Effective Time, the right to receive the Per Share Price, if applicable, and the Surviving Corporation will remain liable for payment of the Per Share Price for such Dissenting Company Shares. At the Company Merger Effective Time, any holder of Dissenting Company Shares will cease to have any rights with respect thereto, except the rights provided in Section 262 of the DGCL, and as provided in the previous sentence. E2open will give Parent (i) reasonably prompt notice of any demands received by E2open for appraisal of Company Common Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by E2open in respect of Dissenting Company Shares and (ii) the opportunity to direct, in consultation with E2open, all negotiations and proceedings with respect to such demands. E2open will not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands. Parent will not, except with the prior written consent of E2open, require E2open to make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

Procedures for Receiving Merger Consideration

Prior to the Closing, Parent will select a nationally recognized bank or trust company reasonably acceptable to E2open to act as the payment agent for the Mergers, and enter into a payment agent agreement, in form and substance reasonably acceptable to E2open. At or prior to the Closing, Parent will deposit or cause to be deposited with the payment agent, by wire transfer of immediately available funds, for payment to the holders of (a) shares of Company Common Stock and (b) Holdings Units an amount of cash equal to the aggregate consideration to which such holders of Company Common Stock and Holdings Units become entitled pursuant to the Merger Agreement.

Promptly after the Closing (and in any event no later than three business days after the Closing), Parent and the Surviving Entities will cause the payment agent to mail to each holder of record (as of immediately prior to the Holdings Merger Effective Time or the Company Merger Effective Time, as applicable) (i) a certificate or certificates that immediately prior to the Company Merger Effective Time represented outstanding shares of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares, as applicable) (the “Certificates”); (ii) uncertificated shares of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares, as applicable) (the “Uncertificated Shares”) and (iii) Holdings Units, (A) a letter of transmittal (which will be in customary form) and which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon proper delivery of the Certificates to the payment agent and (B) instructions for use in effecting the surrender of the Certificates, Uncertificated Shares and Holdings Units, as applicable, in exchange for the Per Share Price or the Per Unit Price, as applicable, payable in respect thereof pursuant to the Merger Agreement. With respect to holders of Certificate, upon surrender of Certificates for cancellation to the payment agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (x) the aggregate number of shares of Company Common Stock represented by such Certificate; by (y) the Per Share Price, (less any applicable withholding taxes payable in respect thereof) and the Certificates so surrendered will be cancelled. With respect to holders of Uncertificated Shares, upon receipt of an “agent’s message” by the payment agent (or such other evidence, if any, of transfer as the payment agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the holders of such Uncertificated Shares will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (1) the aggregate number of shares of Company Common Stock represented by such holder’s transferred Uncertificated Shares; by (2) the Per Share Price (less any applicable withholding taxes payable in respect thereof), and the transferred Uncertificated Shares so surrendered will be cancelled. With respect to the holders of Holdings Units, upon receipt of an “agent’s message” by the payment agent (or such other evidence, if any, of transfer as the payment agent may reasonably request) in the case of a transfer of Holdings Units, the holders of such Holdings Units will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (1) the aggregate number of Holdings Units so held; by (2) the Per Unit Price (less any applicable withholding taxes payable in respect thereof), and the transferred Holdings Units so surrendered will be cancelled.

Each of the Surviving Corporation, Surviving LLC, Parent and the payment agent will be entitled to deduct and withhold from any cash amounts otherwise payable to any person pursuant to the Merger Agreement such amounts as are required to be deducted or withheld under applicable law with respect to taxes. Any amounts so deducted or withheld and paid over to the appropriate taxing authority will be treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction or withholding was made.

Effects of the Mergers; Certificate of Incorporation; Bylaws; Directors and Officers

The Merger Agreement provides that, from and after the Holdings Merger Effective Time and Company Merger Effective Time, the Surviving LLC and the Surviving Corporation, respectively, will possess all of the property, rights, privileges, powers and franchises, and be subject to all of the debts, liabilities and duties of, Holdings and Holdings Merger Sub and E2open and Company Merger Sub, as provided under the DLLCA and DGCL, respectively. If the Mergers are consummated, E2open will cease to be a publicly traded company. As a result, you will not own any common units or shares of capital stock of the Surviving LLC or Surviving Corporation.

At the Company Merger Effective Time and by virtue of the Company Merger, (i) the Company charter will be amended and restated in its entirety as set forth in the applicable exhibit attached to the Merger Agreement, and such amended and restated charter will be the certificate of incorporation of the Surviving Corporation, and (ii) the bylaws of Company Merger Sub as in effect immediately prior to the Company Merger Effective Time will become the bylaws of the Surviving Corporation, except that all references to Company Merger Sub will be automatically amended and shall become references to the Surviving Corporation.

At the Holdings Merger Effective Time and by virtue of the Holdings Merger, (i) the certificate of formation of Holdings, as in effect immediately prior to the Holdings Merger Effective Time, will remain unchanged and will become the certificate of formation of the Surviving LLC, and (ii) the limited liability company agreement of Holdings Merger Sub, as in effect immediately prior to the Holdings Merger Effective Time, will become the limited liability company agreement of the Surviving LLC.

From and after the Company Merger Effective Time until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of Company Merger Sub immediately prior to the Company Merger Effective Time will be the initial directors of the Surviving Corporation and (ii) the officers of Company Merger Sub immediately prior to the Company Merger Effective Time will be the initial officers of the Surviving Corporation.

In addition, from and after the Holdings Merger Effective Time until successors are duly appointed in accordance with applicable law, the officers of Holdings Merger Sub immediately prior to the Holdings Merger Effective Time will be the initial officers of the Surviving LLC.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the Parent, Company Merger Sub, Holdings Merger Sub, Holdings and E2open, including representations and warranties relating to, among other things:

•	organization, good standing and similar company matters;

•	due authorization, execution, delivery and enforceability of the Merger Agreement;

•	absence of conflicts with the parties’ governing documents, applicable laws and contracts; and

•	absence of brokers’, finders’ and investment bankers fees or commissions.

In addition, the Merger Agreement contains the following customary representations and warranties of E2open and Holdings relating to, among other things:

•	the receipt of a fairness opinion from Rothschild & Co and approval by the Board;

•	inapplicability of certain anti-takeover laws;

•	the Requisite Stockholder Approval;

•	antitrust matters and other governmental approvals;

•	capitalization including capital stock, stock reservation and awards, company securities, and other rights;

•	ownership of the subsidiaries of E2open and Holdings;

•	documents filed with the SEC, compliance with applicable SEC filing requirements and accuracy of information contained in such documents;

•

compliance of financial statements with applicable accounting requirements and SEC rules and regulations and preparation in accordance with the United States generally accepted accounting principles (“GAAP”) and fair presentation of the consolidation financial position of the Company and its subsidiaries and the consolidated results of operations and cash flows;

•	disclosure controls and procedures;

•	accounting and auditing practices;

•	no undisclosed liabilities;

•

the businesses of E2open, Holdings and each of their respective subsidiaries, in all material respects, having been conducted in the ordinary course of business consistent with past practice since February 28, 2025, and since this date the absence of any effect, change, development or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (as defined below);

•	material contracts;

•	real property and personal property;

•	environmental matters;

•	ownership and use of intellectual property;

•	filing of tax returns, payment of taxes and other tax matters;

•	employee benefits matters;

•	labor matters;

•

compliance with laws applicable to E2open, Holdings and their respective subsidiaries applicable to the conduct of business or operations, in each case except as would not be reasonably expected to have a Company Material Adverse Effect;

•	data privacy matters and source code escrow obligations;

•

absence of pending or, to the knowledge of the Company, threatened legal proceedings and absence of any outstanding order that would be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect;

•	insurance;

•	compliance with laws related to anti-corruption, anti-money laundering and import-export controls;

•	absence of untrue statements relating to Company information in the information statement; and

•	TRA Amendment.

The Merger Agreement also contains the following customary representations and warranties of Parent, Company Merger Sub and Holdings Merger Sub:

•	requisite governmental authorizations;

•

absence of pending or, to the knowledge of Parent or any of its affiliates, threatened legal proceedings that would, individually or in the aggregate, have a Parent Material Adverse Effect or any order that would prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement or performance of the Merger Agreement;

•	lack of ownership of Holdings Units or shares of Company Common Stock by Parent, Company Merger Sub and Holdings Merger Sub;

•	the operations of Parent, Company Merger Sub and Holdings Merger Sub;

•	no Parent vote, approval or financing condition requirement;

•	availability of sufficient funds to consummate the transactions contemplated by the Merger Agreement;

•	absence of stockholder and management arrangements;

•	solvency;

•	non-reliance on company estimates, projections, forecasts, forward-looking statements and business plans; and

•	absence of untrue statements relating to Parent, Company Merger Sub and Holdings Merger Sub in the information statement.

Certain of the representations and warranties in the Merger Agreement are qualified as to “materiality,” “Company Material Adverse Effect” or words of similar import. The Merger Agreement provides that a Company Material Adverse Effect means any change, event, effect or development that, individually or in the aggregate, (x) has or would be reasonably expected to have, a material adverse effect on the business, financial condition or results of operations of E2open, Holdings or their respective subsidiaries (collectively, the “Company Group”), taken as a whole or (y) would prevent or materially delay the ability of the Company Parties to consummate the transactions contemplated by the Merger Agreement, excluding, any changes, events, effects or developments arising out of, relating to or resulting from the following (in each case, by itself or when aggregated):

•	general economic conditions, or conditions in the global, international or regional economy generally, including changes in inflation, tariffs, supply chain disruptions, and labor shortages;

•

conditions in the equity, credit, debt, financial, currency or capital markets in the United States or any other country or region in the world, including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of the United States or any other country or region in the world; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world;

•

conditions in the industries in which any member of the Company Group conducts business or in the United States or any other country or region in the world in which the Company Group conducts business, or changes therein;

•

any political or geopolitical conditions, outbreak of hostilities, armed conflicts, acts of war (whether or not declared), rebellion, insurrection, civil unrest, foreign or domestic social protest or social unrest (whether or not violent), sabotage, broad-based terrorism or military actions or a broad-based cyber-attack (which cyber-attack is not specifically caused by, specifically targeted to, or specifically directed at, the Company Group), including any escalation or worsening thereof, or any law or sanction, mandate, directive, pronouncement, guideline or recommendation issued by a governmental authority in response to, the foregoing or any threats thereof, in each case, in the United States or any other country or region in the world;

•

earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, nuclear incidents, or other natural or man-made disasters, weather conditions, power outages or electrical black-outs, and other force majeure events, including any escalation or worsening of, or any law or sanction, mandate, directive, pronouncement, guideline or recommendation issued by a governmental authority in response to, any of the foregoing, in each case, in the United States or any other country or region in the world;

•

the negotiation, execution, delivery or performance of the Merger Agreement or compliance with the terms thereof or the announcement of the Merger Agreement or the pendency or consummation of the transactions contemplated by the Merger Agreement, including the identity of Parent or the impact thereof on the relationships, contractual or otherwise, of the Company Group with customers, suppliers, lenders, lessors, business partners, employees (including any employee attrition), regulators, governmental authorities, vendors or any other third person;

•	any action taken or refrained from being taken, in each case required by the terms hereof or to which Parent has approved or consented to in writing following the date of the Merger Agreement;

•

changes or proposed changes in GAAP or other accounting standards, in any applicable laws (or the enforcement or interpretation of any of the foregoing) or in any regulatory or legislative conditions, including the adoption, implementation, repeal, modification, reinterpretation or proposal of any law or policy (or the enforcement or interpretation thereof) by any governmental authority, or any panel or advisory body empowered or appointed thereby;

•	any government shutdown or slowdown;

•

any epidemics, pandemics (including COVID-19), plagues, other outbreaks of illness or public health events (including quarantine restrictions mandated or recommended by any governmental authority in response to any of the foregoing), including any escalation or worsening of any of the foregoing, in each case, in the United States or any other country or region in the world;

•	any COVID-19 measures;

•

any anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions (including in connection with any dispute involving the Russian Federation and Ukraine);

•

any changes in the price or trading volume of the Class A Common Stock or the Company Warrants, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur);

•

any failure by the Company Group to meet (A) any public estimates or expectations of the Company Group’s revenue, earnings or other financial performance or results of operations for any period; or (B) any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood, in each case of the foregoing clauses (A) and (B) that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur); and

•	any transaction litigation or any demand or legal proceeding for appraisal of the fair value of any shares of Company Common Stock pursuant to the DGCL.

Except in the case of the first three bullets, the fifth bullet and the eighth bullet above, to the extent that such changes, events, effects or developments have had a disproportionate adverse effect on the Company relative to other companies of a similar size operating in the industries in which the Company Group, taken as a whole, conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur.

Conduct of Business by E2open Prior to Consummation of the Mergers

Except (A) as expressly contemplated by the Merger Agreement, (B) as set forth on the confidential disclosure schedules, (C) as required by applicable law, or (D) as approved by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of the Merger Agreement until the earlier of the termination of the Merger Agreement by its terms and the Company Merger Effective Time, E2open and Holdings shall, and shall cause each of their respective subsidiaries to, use commercially reasonable efforts to (i) conduct its business in all material respects in the ordinary course of business consistent with past practice, and (ii) preserve intact in all material respects its significant commercial relationships with third parties.

In addition, except as expressly contemplated by the Merger Agreement, as set forth on the confidential disclosure schedules, as required by applicable law, or as approved by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of the Merger Agreement until the earlier of the termination of the Merger Agreement by its terms and the Company Merger Effective Time, E2open and Holdings shall not, and shall not permit any of their respective subsidiaries to:

•	amend the organizational documents of E2open and Holdings, or any of their respective subsidiaries, in each case, in any material respect;

•	propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

•

issue, sell, deliver or agree or commit to issue, sell or deliver any Company securities, except (i) any Company securities issued or redeemed in connection with an exchange or issued pursuant to the exercise of Company Warrants, or (ii) as required by any award agreements under the Company stock plan and upon the vesting, exercise or settlement of, Company Options, RSUs, PSUs, in each case, outstanding as of or granted after May 25, 2025;

•

except for transactions solely between or among members of the Company Group, reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, directly or indirectly, any of its capital stock or other equity or voting interest, other than (i) the acquisitions of shares of Company Common Stock in connection with the surrender of shares of Company Common Stock by holders of Company Options in order to pay the exercise price of such Company Options, (ii) the withholding of shares of Company Common Stock to satisfy tax obligations incurred in connection with exercise of Company Options or vesting and settlement of RSUs or PSUs, and (iii) acquisition by the Company of Company Options, RSUs, and PSUs in connection with the forfeiture of such awards, in each case in accordance with their terms;

•

declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, except for cash dividends made by one member of the Company Group to another member of the Company Group;

•

incur, assume, endorse, guarantee, or otherwise become liable for any indebtedness for borrowed money, except (A) borrowings in the ordinary course of business under the Company Group’s credit facilities in effect on May 25, 2025, (B) guarantees or credit support provided by any member of the Company Group of the obligations of another member of the Company Group to the extent such indebtedness is in existence on May 25, 2025 or incurred in compliance with the Merger Agreement, (C) performance bonds and surety bonds entered into in the ordinary course of business and (D) any indebtedness between or among members of the Company Group;

•

except as required by applicable law, any Company Group employee benefit or compensation plan, (i) establish, enter into, adopt, amend or modify (including accelerating the vesting), renew, enter into or terminate any material Company Group employee benefit or compensation plan or labor agreement, other than entering into at-will offer letters (or, for jurisdictions outside of the United States, employment agreements that provide for employment period or rights no greater than required by applicable law) with new hires in the ordinary course of business consistent with past practice and whose annual base salary or annual wage rate is (x) $200,000 or less for individuals employed in North America, (y) $175,000 or less for individuals employed in Europe, and (z) $100,000 or less for individuals employed in any other jurisdiction; (ii) grant, or enter into any contract to commit to grant, any bonus (including any retention or change in control bonus), severance, termination pay or equity or equity-based award to any employee or other individual service provider or increase the compensation, severance or termination pay of any employee or other individual service provider, other than any increase in base salary or annual wage rate and proportional increases in target annual bonus opportunities adopted in the ordinary course of business consistent with past practice for non-officer employees or individual service providers whose annual base salary is (x) $200,000 or less for individuals employed in North America, (y) $175,000 or less for individuals employed in Europe, or (z) $100,000 or less for individuals employed in any other jurisdiction, (iii) materially increase the coverage or benefits available under any Company Group employee benefit or compensation plan, (iv) accelerate the vesting or payment of, or fund or in any other way secure the payment, compensation or benefits under, or change any actuarial or other assumption used to calculate funding obligations with respect to, any Company Group employee benefit or compensation plan, (v) plan, announce, implement or effect any reduction in force or mass layoff or (vi) terminate (other than for “cause” as determined in the Company’s reasonable discretion) or hire any employee or other individual service provider (other than to replace (x) a terminated employee on substantially the same terms and conditions as the terminated employee) or (y) an employee other individual service provider with an annual base salary of (A) $200,000 or less for individuals employed in North America, (B) $175,000 or less for individuals employed in Europe, and (C) $100,000 or less for individuals employed in any other jurisdiction, in each case of clauses (x) and (y), in the ordinary course of business consistent with past practice);

•

settle any legal proceeding for an amount in excess of $250,000 individually or $2,500,000 in the aggregate, other than (i) any settlement where the amount paid or to be paid by the Company Group is covered by insurance coverage maintained by the Company Group and (ii) settlements of any legal proceedings for an amount not materially in excess of the amount, if any, reflected or reserved in the balance sheet (or the notes thereto) of E2open;

•

materially change the methods, principles or practices of financial accounting of the Company Group, except as required by GAAP, Regulation S-X of the Exchange Act, or by any governmental authority or applicable law;

•

(i) make (other than in the ordinary course of business), change or rescind any material tax election, (ii) change any material accounting or tax reporting, periods, methods, principles or policies, (iii) file any amended income tax return or any other amended tax return if such amendment to such other tax return would reasonably be expected to result in a material tax liability, (iv) settle or compromise any material tax liability or claim relating to a material amount of taxes, (v) enter into any material closing agreement relating to any tax, (vi) agree to an extension of a statute of limitations in respect of any material taxes (other than an automatically granted extension to file tax returns) or (vii) surrender any right to claim a material tax refund, offset or other reduction in tax liability;

•

incur or commit to incur any capital expenditures other than (i) during fiscal year 2026, amounts, on an annualized basis, not in excess of the capital expenditure budget for fiscal year 2026, in accordance with the capital expenditure budget for fiscal year 2026 set forth in the confidential disclosure schedules and (ii) during fiscal year 2027, amounts, on an annualized basis, not in excess of 105% of the capital expenditure budget for fiscal year 2027 set forth in the confidential disclosure schedules;

•

enter into, modify, amend or waive any rights under or terminate (other than any material contract that has expired in accordance with its terms) any material contract except, in each case, in the ordinary course of business;

•

acquire any division, assets, properties, businesses or equity securities in any person (including by merger, consolidation or acquisition of stock or assets), other than in or from any wholly owned subsidiary of E2open or Holdings;

•

sell, assign, transfer, license, sublicense or otherwise dispose of any of the Company Group’s material tangible assets, other than such sales, assignments, transfers or other dispositions (i) that are in the ordinary course of business, (ii) of obsolete assets that are no longer used in the business of the Company Group or (iii) of leased real property permitted by the Merger Agreement;

•

sell, assign, transfer, license, sublicense or otherwise dispose of any of the Company owned intellectual property, other than (i) non-exclusive licenses granted to customers, vendors, suppliers or end-users in the ordinary course of business, or (ii) Company Group registrations that is at the end of its statutory life;

•

mortgage or pledge any portion of its properties or assets or subject any portion of its properties or assets to any lien, except for permitted liens or in connection with financing transactions permitted by the Merger Agreement;

•

(i) enter into any material lease, sublease, license or other occupancy agreement with an annual base rent in excess of $200,000, (whether as lessor or lessee, sublessor or sublessee, or licensor or licensee), with respect to any real property, (ii) assign or bifurcate any material lease to or with any person, or (iii) terminate, rescind, renew (other than in accordance with its existing terms for renewal), amend, or grant any material waiver under any material lease, in each case, other than the downsizing actions with respect to certain leased real property as set forth in the confidential disclosure schedules;

•	except in the ordinary course of business, cancel, abandon, permit to lapse or fail to renew, maintain, pursue applications for or defend, any material Company owned intellectual property;

•

except pursuant to an existing source code escrow obligation as of the date of the Merger Agreement, deposit any Company Group software into escrow or enter into a contract that contemplates any member of the Company Group placing the source code of any Company Group software into escrow;

•

disclose any trade secrets owned or controlled by a member of the Company Group to any person other than in the ordinary course of business pursuant to a valid and enforceable written contract providing for the confidentiality and non-disclosure by such person of all such information or trade secrets, or as required by law;

•

except in the ordinary course of business, use any artificial intelligence tools in connection with (i) any products and services offered by any member of the Company Group or (ii) any personal data or trade secrets processed or controlled by any member of the Company Group;

•	modify, amend, waive any rights under or terminate the TRA Amendment;

•	take certain specific actions mentioned in the confidential disclosure schedules; or

•	agree, resolve or commit to take any of the foregoing actions.

TRA Amendment

The following summary describes certain relevant provisions of the TRA and the material provisions of the TRA Amendment. The descriptions of the TRA and the TRA Amendment in this summary and elsewhere in this information statement are not complete and are qualified in their entirety by reference to the TRA and the TRA Amendment, each of which is incorporated into this information statement by reference. We encourage you to read the TRA and the TRA Amendment carefully and in their entirety because this summary may not contain all the information about the TRA and the TRA Amendment that is important to you. The rights and obligations of the parties are governed by the express terms of the TRA and the TRA Amendment and not by this summary or any other information contained in this information statement.

Concurrent with the consummation of the Company’s business combination transaction to become a publicly listed company, E2open entered into a TRA with certain members of Holdings who retained Holdings Common units after E2open’s public listing. Exchanges or redemptions of Holdings Common Units for cash or shares of Class A Common Stock are expected to produce favorable tax attributes for E2open. When E2open acquires Holdings Common Units from such members through these exchanges or redemptions, anticipated tax basis adjustments are likely to increase (for tax purposes) E2open’s depreciation and amortization deductions, thereby reducing the amount of income tax that E2open would be required to pay in the future in the absence of this increased basis. This increased tax basis may also decrease the gain (or increase the loss) on future dispositions of certain assets to the extent that the tax basis is allocated to those assets. Under the terms of the TRA, absent a change of control of E2open, E2open would generally be required to pay to the TRA beneficiaries 85% of the applicable savings, if any, in income tax that E2open realizes, or that E2open is deemed to realize, as a result of (1) these tax attributes that are created as a result of the exchanges or redemptions of the TRA beneficiaries’ Holdings Common Units (calculated under certain assumptions), (2) tax benefits related to imputed interest, and (3) payments under the TRA.

In addition, the TRA provides that if certain mergers, asset sales, other forms of business combination or other changes of control were to occur, then the TRA would terminate and E2open’s obligations, or E2open’s successor’s obligations, under the TRA would accelerate and become due and payable. Absent the TRA Amendment, the amount of such accelerated change of control payment obligations would have been calculated as aggregate payment obligations under the TRA absent a change of control based on certain assumptions set forth in the TRA, including the assumption that E2open would have sufficient taxable income in each taxable year ending on or after the change of control to fully utilize all potential future tax benefits that are subject to the TRA and that any unexchanged Holdings Common Units would be exchanged for cash at the market value of the Class A Common Stock as of the Closing of the change of control, and applying a discount rate to those payments equal to a per annum rate of LIBOR plus 200 basis points. The Mergers, upon the Closing, constitute a change of control under the TRA that would cause the payment obligations to accelerate and become due and payable.

Concurrently with the execution of the Merger Agreement, and in accordance with the terms of the TRA, E2open and Holdings entered into the TRA Amendment with certain parties to the TRA entitled to receive at least 50% of the total amount of the early termination payments payable to all TRA parties under the TRA if the Company had exercised its right of early termination on the date of the most recent exchange by the Company of Holdings Common Units held by a member of Holdings in accordance with the Signatory Members. The TRA Amendment establishes that the parties to the TRA will be entitled to receive an aggregate amount in cash of $52,500,000 in connection with the Closing in full satisfaction of the Company’s payment obligations under the TRA from and after the entry into the Merger Agreement (including in connection with a change of control of the Company) which amount represents a reduction of approximately $52.5 million from what the Company’s contractual change of control obligations would have been under the TRA in respect of a change of control of E2open at the implied price per share of Class A Common Stock offered by Parent (such implied price equating to $0.15 per share of Class A Common Stock if there were no reduction in the amount of aggregate accelerated change of control payments required to be made under the then-current terms of the TRA), absent the TRA Amendment.

Under the TRA Amendment, E2open also agreed to indemnify the Signatory Members for its expenses and losses if it is, or threatened to be made, a party to any litigation or other proceedings arising out of or relating to the Signatory Members’ negotiation, execution and delivery of the TRA Amendment and the transactions contemplated thereby.

The TRA Amendment terminates upon the termination of the Merger Agreement (or any Alternative Acquisition Agreement (as defined in the TRA Amendment)) pursuant to its terms, unless E2open terminates the Merger Agreement to enter into an Alternative Acquisition Agreement pursuant to and in accordance with the “fiduciary out” provisions of the Merger Agreement (or terminates such Alternative Acquisition Agreement to enter into another Alternative Acquisition Agreement, in one or more iterations), in which case the TRA Amendment will continue unless or until the termination of any such Alternative Acquisition Agreement.

Regulatory Filings; Efforts

Each party to the Merger Agreement will use its reasonable best efforts to (and will cause their respective affiliates or subsidiaries to, as applicable) (A) take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable law or otherwise to consummate and make effective, as promptly as practicable, the Mergers and the other transactions contemplated by the Merger Agreement, including by (i) causing the conditions to the Mergers to be satisfied and (ii) (1) obtaining all consents, waivers, approvals, orders and authorizations from, or giving required notices to, governmental authorities and third parties; and (2) making all registrations, declarations and filings with governmental authorities, in each case that are necessary to consummate the transactions contemplated by the Merger Agreement.

Each party will, (i) within 25 business days of entering into the Merger Agreement file with the FTC and the Antitrust Division a Notification and Report Form relating to the transactions contemplated by the Merger

Agreement as required by the HSR Act; and (ii) within 25 business days of entering into the Merger Agreement, file such notification filings, forms and submissions, including any draft notifications in jurisdictions requiring pre-notification, with any governmental authority as necessary in the view of the parties acting reasonably or as specified in the confidential disclosure schedules for compliance with other applicable antitrust laws and foreign investment laws in connection with the Mergers. Each party has agreed to (i) cooperate and coordinate (and cause its respective affiliates to cooperate and coordinate) with each other in the making of such filings; (ii) supply each other (or cause each other to be supplied) with any information that may be required in order to make such filings; (iii) respond appropriately to any request for additional information by the FTC, the DOJ or the governmental authorities of any other applicable jurisdiction in which any such filing is made; and (iv) use reasonable best efforts to take (and to cause its respective affiliates to take) all actions necessary, proper or advisable to (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other antitrust laws or foreign investment laws applicable to the Merger Agreement or the Mergers; and (2) obtain the Governmental Approvals, in each case as promptly as practicable and in any event prior to the Termination Date.

The reasonable best efforts of Parent, Company Merger Sub and Holdings Merger Sub shall include and require, and Parent, Company Merger Sub and Holdings Merger Sub shall take the following actions, if and to the extent necessary to obtain the Governmental Approvals and to avoid or eliminate each and every impediment under any antitrust laws and any foreign investment law applicable to the Mergers or the transactions contemplated by the Merger Agreement, including but not limited to any legal challenge to the Mergers or the transactions contemplated by the Merger Agreement, as promptly as practicable prior to the Termination Date (i) offering, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, and (ii) taking all actions necessary to avoid or eliminate every impediment and obtain all necessary Governmental Approvals, including (A) the sale, divestiture, transfer, license, disposition, or hold separate (through the establishment of a trust or otherwise), of any and all of the capital stock or other equity or voting interest, assets (whether tangible or intangible), rights, properties, products or businesses of the Parent, Company Merger Sub, Holdings Merger Sub and their respective affiliates and of the Company and its subsidiaries; (B) the termination, modification, or assignment of existing relationships, joint ventures, contracts, or obligations of the Parent, Company Merger Sub, Holdings Merger Sub and their respective affiliates and of the Company Parties and their subsidiaries; (C) the modification of any course of conduct regarding future operations of the Parent, Company Merger Sub, Holdings Merger Sub and their respective affiliates and of the Company Parties and their subsidiaries; and (D) any other restrictions on the activities of the Parent, Company Merger Sub, Holdings Merger Sub and their respective affiliates and of the Company Parties and their subsidiaries, including the freedom of action of the Parent, Company Merger Sub, Holdings Merger Sub and their respective affiliates and of the Company Parties and their subsidiaries with respect to, or their ability to retain, one or more of their respective operations, divisions, businesses, product lines, customers, assets or rights or interests, or their freedom of action with respect to the assets, properties, or businesses to be acquired pursuant to the Merger Agreement, in each case, so as to allow the consummation of the Mergers and the transactions contemplated by the Merger Agreement as soon as practicable prior to the Termination Date; provided, that (1) Parent, Company Merger Sub and Holdings Merger Sub and their respective affiliates shall not be required and the Company and its subsidiaries and their respective affiliates shall not be permitted (without Parent’s prior written consent) to consent to, or offer to agree or consent to, or effect or undertake, any terms, conditions, liabilities, obligations, commitments, sanctions or undertakings (including settlements, stipulations, operational restrictions, hold separate orders, divestitures or otherwise) in connection with obtaining Governmental Approvals that (x) individually or in the aggregate, would reasonably be expected to be material to the Company Parties and their subsidiaries, taken as a whole or (y) would apply to, relate to or otherwise be in respect of Parent or any of its affiliates or any of their respective businesses (other than the Company Parties and their or businesses) and (2) none of Parent or its affiliates shall be required to consent to or make any amendments or modifications to any of the terms of the Merger Agreement. Notwithstanding the foregoing, nothing in the Merger Agreement shall require any of the Company Parties to enter into any agreement or consent decree with the DOJ, FTC or any other Governmental Authority that is not conditioned on the Closing.

Company Stockholder Approval

Per the terms of the Merger Agreement, the written consent constituting the Requisite Stockholder Approval was delivered to E2open shortly after the execution of the Merger Agreement on May 25, 2025. E2open provided a copy of such written consent constituting the Company Stockholder Approval to Parent on May 25, 2025, shortly after its receipt of such written consent. As a result, no further action by E2open’s stockholders is required under applicable law, E2open’s certificate of incorporation or the Merger Agreement to adopt the Merger Agreement or approve the Mergers, and E2open will not be (i) soliciting your vote for the adoption of the Merger Agreement or approval of the Mergers or (ii) calling a special meeting of E2open stockholders for purposes of voting on the adoption of the Merger Agreement or approval of the Mergers.

No Solicitation or Negotiation

The Merger Agreement provides that E2open and its subsidiaries will not, and will not authorize or permit any of their representatives to, directly or indirectly, during the period beginning at the time of the execution of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement pursuant to its terms and the Company Merger Effective Time (the “Interim Period”):

•

solicit, initiate, propose or induce the making, submission or announcement of, or facilitate or assist, or knowingly encourage, any proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal;

•

furnish to any person (other than Parent or designees of the Parent Parties) any non-public information relating to the Company Group or afford to any person access to the business, properties, assets, books, records or personnel of the Company Group with the intent to induce the making, submission or announcement of, or to facilitate or knowingly encourage any proposal or offer that constitutes or could reasonably be expected to lead to an Acquisition Proposal;

•

participate or engage in discussions or negotiations with any person with respect to an Acquisition Proposal in each case, other than informing such person of the existence of certain provisions of the Merger Agreement and contacting the person making the Acquisition Proposal solely in order to clarify the terms of the Acquisition Proposal that are necessary to determine whether the Acquisition Proposal constitutes a Superior Proposal;

•	approve, endorse or recommend an Acquisition Proposal; or

•

approve, recommend or enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Transaction (other than certain acceptable confidentiality agreements).

During the Interim Period, the Company will be required to enforce, and will not be permitted to waive, terminate or modify, any provision of any standstill or similar provision that prohibits or purports to prohibit a proposal being made to the Board (or any committee thereof) unless the Board (or any committee thereof) determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law.

The Company Parties were required to request the return or destruction of all non-public information concerning the Company or its subsidiaries theretofore furnished to any person (other than Parent, its financing sources and their respective affiliates or any person to whom the Company or its representatives have already furnished such request prior to May 25, 2025) with whom a confidentiality agreement was entered into at any time prior to May 25, 2025 with respect to an Acquisition Proposal (as defined below).

The Merger Agreement provides that the term “Acquisition Proposal” means any bona fide written offer, inquiry, indication of interest or proposal (other than any offer, inquiry, indication of interest or proposal by Parent, its subsidiaries or any of their respective affiliates) to engage in an Acquisition Transaction.

Furthermore, the term “Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated by the Merger Agreement) involving:

(i.)

any direct or indirect purchase or other acquisition by any person or group (in each case, other than the Parent Parties or any of their respective affiliates or any group that includes the Parent Parties) whether from the Company Parties or any other person(s) of securities representing more than 20% of the total outstanding voting securities of E2open (including securities of Holdings that entitle the holder thereof to voting securities of E2open), including pursuant to a tender offer or exchange offer by any person or group that, if consummated in accordance with its terms, would result in such person or group beneficially owning more than 20% of the outstanding voting securities of E2open after giving effect to the consummation of such tender offer or exchange offer;

(ii.)

any direct or indirect purchase or other acquisition by any person or group (in each case, other than Parent, its subsidiaries or any of their respective affiliates) of assets (A) constituting more than 20% of the consolidated assets of the Company Group taken as a whole or (B) to which more than 20% of the consolidated net revenue or net income of the Company Group taken as a whole, is attributable (in each case measured by the fair market value thereof on the date of such purchase or acquisition)

(iii.)

any merger, consolidation, business combination, spin-off, share exchange (including a split-off), recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company Parties pursuant to which any person or group or stockholders of any such person or group, would hold, directly or indirectly, securities representing more than 20% of the equity interests of E2open (including securities of Holdings which entitle the holder thereof to voting securities of E2open) or the resulting entity of such transaction after giving effect to the consummation of such transaction; or

(iv.)	any combination of the foregoing.

For the avoidance of doubt, the Mergers and the other transactions contemplated by the Merger Agreement will not be deemed an Acquisition Proposal.

Continuing Employee Matters

The Merger Agreement provides that, for a period of twelve months following the Company Merger Effective Time through the first anniversary of the Effective Time, the Surviving Corporation and its subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to), for the benefit of each individual who is an employee of the Company Group immediately prior to the Closing and continues to be an employee of Parent or one of its subsidiaries (including the Surviving Entities) immediately following the Closing (each, a “Continuing Employee”), maintain: (i) annual base salary or wage rate (as applicable) and annual target incentive opportunities (excluding annual long-term equity or equity-based incentive opportunities) that are, in each case, no less favorable than those in effect for such Continuing Employee immediately before the Company Merger Effective Time; (ii) annual long-term equity or equity-based incentive opportunities that are substantially comparable to those provided to similarly-situated employees of Parent or its Subsidiaries; (iii) severance and termination benefits as set forth in the confidential disclosure schedules; and (iv) other employee benefit plans, programs, policies, agreements or arrangements (excluding equity-based or long-term incentive opportunities, retention, change in control or transaction-related compensation, one-time bonuses, nonqualified deferred compensation, defined benefit pension and postretirement welfare arrangements) that are substantially comparable in the aggregate to those in effect for (or available to) similarly situated employees of Parent or its Subsidiaries.

With respect to each benefit or compensation plan, program, policy, arrangement or agreement that is made available to any Continuing Employee at or after the Company Merger Effective Time (each such plans, a “New Plan”), the Surviving Corporation and its Subsidiaries will use its reasonable best efforts to (and Parent will cause the Surviving Corporation and its Subsidiaries to use such efforts) to cause each Continuing Employee to be granted credit for all service with the Company Group prior to the Company Merger Effective Time for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual and severance entitlement or termination pay, but excluding defined benefit pension and post-retirement welfare arrangements), except to the extent that it would result in duplication of coverage or benefits for the same period of service. In addition, Parent, the Surviving Corporation and its Subsidiaries, as applicable, will use commercially reasonable efforts to, among other things: (i) cause each Continuing Employee to be immediately eligible to participate, without any waiting period, in any and all New Plans to the extent that coverage pursuant to any such New Plan replaces coverage pursuant to a corresponding Company Group employee benefit or compensation plan (such plans, the “Old Plans”); (ii) for purposes of each New Plan providing medical, dental, pharmaceutical, or vision benefits, cause any eligible expenses incurred by the Continuing Employees and their covered dependents during the portion of the plan year of the Old Plan ending on the date that Continuing Employees’ participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employees and their covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan; and (iii) credit the accounts of the Continuing Employees pursuant to any New Plan that is a flexible spending account plan with any unused balances in the account of such Continuing Employees under the Old Plan that is a flexible spending account plan. Any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Company Merger Effective Time will be credited to such Continuing Employee following the Company Merger Effective Time.

With respect to each of the Company’s annual incentive plans (each, a “Company Incentive Plan”), for the fiscal year in which the Company Merger Effective Time occurs, the Surviving Corporation and its Subsidiaries shall (and Parent will cause the Surviving Corporation and its Subsidiaries to) pay to each Continuing Employee at the same time or times that bonuses are ordinarily paid in accordance with the terms of the applicable Company Incentive Plan, a bonus for such fiscal year (each, an “Annual Bonus”), subject to such Continuing Employee’s employment with the Surviving Corporation or its Affiliates on the applicable payment date of the Annual Bonus. The amount of the Annual Bonus for a Continuing Employee shall equal the applicable bonus amount based on actual performance, measured as of the Company’s most recently completed fiscal quarter prior to the Company Merger Effective Time and compared against the Company’s quarterly budgeted plan for such fiscal year, extrapolated through the end of the applicable fiscal year, and, in each case, prorated based on the number of days during the applicable fiscal year such Continuing Employee continued in the employment of the Company through the Closing Date. The Company’s performance for purposes of this Annual Bonus shall be determined by the Company Board (or the compensation committee thereof) in good faith and consistent with past practice; provided, that, reasonably in advance to such determination, the Company provides Parent with the results of the Company’s performance to be presented for approval to the Company Board (or the compensation committee thereof) for Parent’s review and comment, which the Company shall consider in good faith. If the Company is on budget as of the end of the fiscal quarter, the Company will be considered to be on budget for the fiscal year. Notwithstanding the foregoing, if a Continuing Employee’s employment is terminated without “cause” (as defined in the Company’s 2021 Omnibus Incentive Plan) or, if applicable, due to the Continuing Employee’s resignation with “good reason” (as defined in the applicable Continuing Employee’s employment agreement, if any, or the Company’s Executive Severance Plan if such Continuing Employee is a participant therein) before the date such prorated Annual Bonus is paid (each, a “Qualifying Termination”), subject to such Continuing Employee’s execution and non-revocation of a customary release of claims in favor of Parent and its Affiliates, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) pay such Continuing Employee such prorated Annual Bonus no later than thirty days following the effective date of such release of claims; provided, that, to the extent such Continuing Employee is entitled to payment of a prorated Annual Bonus as a result of a Qualifying Termination pursuant to an existing Company Group employee benefit or compensation plan, such Continuing Employee shall not be entitled to payment of the prorated Annual Bonus described herein.

The Merger Agreement provides that the foregoing provisions under this “—Continuing Employee Matters” section will not be deemed to: (i) guarantee employment for any period of time for, or preclude or restrict in any way the ability of the Company, Parent, the Surviving Corporation or any of their respective Affiliates to terminate any employee or other individual service provider at any time; (ii) establish or amend any employee benefit or compensation plan, program, policy or arrangement; (iii) restrict in any way the right of the Company, Parent, the Surviving Corporation or any of their respective Affiliates to amend, terminate or otherwise modify any Company Group employee benefit or compensation plan in accordance with its terms; (iv) obligate Parent, the Surviving Corporation or any of their respective Affiliates to adopt or maintain any particular plan or program or other compensatory or benefits arrangements at any time; or (v) create any third-party beneficiary or other rights in any other Person (including any Continuing Employee (or beneficiary or dependent thereof)).

Indemnification and Insurance

The Surviving Corporation and its subsidiaries will (and Parent will cause the Surviving Corporation and its subsidiaries to) honor and fulfill, in all respects, the obligations of E2open and its subsidiaries pursuant to any indemnification agreements between E2open and any of its subsidiaries, on the one hand, and any of their respective current or former directors, officers, employees or agents (and any person who becomes a director, officer, employee or agent of E2open or any of its subsidiaries prior to the Company Merger Effective Time), on the other hand (each, together with such person’s heirs, executors and administrators, an “Indemnified Person” and, collectively, the “Indemnified Persons”), including pursuant to the organizational documents of E2open and its subsidiaries in effect as of May 25, 2025, including in connection with any legal proceedings, whether civil, criminal, administrative or investigative, whenever asserted, to the extent that such legal proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) the fact that an Indemnified Person is or was a director, officer, employee or agent of E2open or such subsidiary or affiliate; (ii) any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director, officer, employee or agent of E2open or any of its subsidiaries, or taken at the request of E2open or any of its subsidiaries (including in connection with serving at the request of E2open or any of its subsidiaries as a director, officer, employee, agent, trustee or fiduciary of another person (including any employee benefit plan), regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Company Merger Effective Time); and (iii) the Mergers, as well as any actions taken by the parties with respect thereto (including any disposition of assets of the Surviving Corporation or any of its subsidiaries that is alleged to have rendered the Surviving Corporation or any of its subsidiaries insolvent), and in all cases, to the extent provided in such indemnification agreements, the organizational documents of E2open’s subsidiaries in effect on May 25, 2025, as applicable. In addition, for a period of six years following the Company Merger Effective Time, the Surviving Corporation and its subsidiaries will, and Parent will cause the Surviving Corporation and its subsidiaries to, cause the organizational documents of the Surviving Corporation and its subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the organizational documents as of May 25, 2025, which provisions may not be repealed, amended or otherwise modified in any adverse manner except as required by applicable law.

For a period of six years following the Company Merger Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain in effect E2open’s current directors’ and officers’ liability and similar insurance (“D&O Insurance”) in respect of acts or omissions occurring at or prior to the Company Merger Effective Time on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the D&O Insurance in effect as of immediately prior to the Company Merger Effective Time or (ii) purchase a prepaid “tail” policy with respect to the D&O Insurance from an insurance carrier with the same or better credit rating as E2open’s current directors’ and officers’ liability insurance carrier (the “Tail Policy”).

The Surviving Corporation will not be obligated to (A) pay annual premiums for D&O Insurance purchase pursuant to clause (i) in excess of 300% of the amount paid by E2open for coverage for its last full fiscal year

(such 300% amount, the “Maximum Premium”) or (B) pay an aggregate cost for the Tail Policy in excess of the Maximum Premium. If the annual premiums of such insurance coverage for the six-year period exceed the Maximum Premium, then the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available for an annual premium not exceeding the Maximum Premium from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. Prior to the Company Merger Effective Time E2open may (and at Parent’s request E2open will) purchase the Tail Policy so long as the aggregate cost for such Tail Policy does not exceed the aggregate Maximum Premium. If E2open elects to purchase the Tail Policy prior to the Company Merger Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain such Tail Policy in full force and effect for a period of no less than six years after the Company Merger Effective Time and continue to honor its obligations thereunder.

Financing

The Merger Agreement does not include any financing-related closing condition. Parent has represented to E2open in the Merger Agreement that it will have (including via the Commitment Letter) available funds sufficient to consummate the transactions contemplated by the Merger Agreement, including payments to E2open’s stockholders and unitholders of the amounts due under the Merger Agreement, payments of any other amounts required to be paid by Parent, Company Merger Sub, Holdings Merger Sub and the Surviving Entities in connection with or as a result of the transactions contemplated by the Merger Agreement, and all related fees and expenses, including any debt outstanding under the Company’s Credit Agreement (“Company Indebtedness”), and any early termination payments required pursuant to the TRA Amendment.

At least three (3) Business Days prior to the Company Merger Effective Time, with respect to the Company Indebtedness to be repaid at the Company Merger Effective Time, the Company shall deliver to Parent payoff letters in customary form from the lenders (or their applicable representative) with respect to the Company’s Credit Agreement, stating the amounts required to pay in full thereunder and to effect the release of any related liens or other security interests securing the Company Indebtedness (subject to the payment thereof at the Company Merger Effective Time) and providing that liens (and guarantees), if any, granted in connection with the Company’s Credit Agreement relating to the assets, rights and properties of the Company and its subsidiaries securing such Company Indebtedness shall, upon the payment of the amount set forth in the payoff at the Closing, be released and terminated (subject to delivery of funds as arranged by Parent and the filing of appropriate UCC-3 termination statements and other termination filings).

For additional information about the financing, see “Special Factors—Financing” beginning on page 65.

Special Warrant Exercise

At the Company Merger Effective Time, each outstanding Company Warrant shall, in accordance with the terms of the Warrant Agreement, automatically and without any required action on the part of the holder thereof or any other Person, cease to represent a Company Warrant exercisable for Class A Common Stock and shall become a Company Warrant exercisable for the Per Share Price. If a Registered Holder (as defined in the Warrant Agreement) properly exercises a Company Warrant within thirty (30) days following the public disclosure of the consummation of the Merger pursuant to a Current Report on Form 8-K filed with the SEC, the Warrant Price (as defined in the Warrant Agreement) with respect to such exercise shall be reduced by an amount (in dollars) equal to the difference of (i) the Warrant Price in effect prior to such reduction minus (ii) (A) the Per Share Price (but in no event less than zero) minus (B) the Black-Scholes Warrant Value (as defined in the Warrant Agreement) (such reduced Warrant Price, the Reduced Warrant Price and such exercise, the Special Warrant Exercise).

The Merger Agreement requires E2open to use commercially reasonable efforts to take all actions, do all things and assist and cooperate with the other parties in doing all things, in each case as are necessary, proper or advisable to effectuate the Special Warrant Exercise promptly after the Closing, including by (A) preparing communications to inform holders of Company Warrants of the Special Warrant Exercise and (B) coordinating with the Company’s warrant agent to disseminate such communications, receive and process the exercise of Company Warrants and disburse funds to the holders of the Company Warrants in satisfaction of the Special Warrant Exercise. Following a Special Warrant Exercise by a holder of Company Warrants, the applicable Company Warrant shall automatically be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (A) the total number of shares of Company Common Stock underlying such Company Warrant multiplied by (B) the excess, if any, of the Per Share Price over the Reduced Warrant Price, subject to reduction for any applicable withholding or other similar taxes required by applicable law.

Other Covenants and Agreements

The Merger Agreement contains other covenants and agreements, in which each of Parent and E2open covenants or agrees to consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements, with respect to the Mergers, and shall not issue any such press release or make any such public statement without such prior consultation, except as otherwise provided in the Merger Agreement.

In addition, E2open will:

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provide Parent with prompt notice of all transaction litigation and keep Parent reasonably informed with respect to the status thereof. E2open will (a) give Parent the opportunity to participate in (but not control) the defense, settlement or prosecution of any transaction litigation; and (b) consult with Parent with respect to the defense, settlement and prosecution of any transaction litigation. E2open may not compromise or settle any transaction litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed);

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cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable law and the rules and regulations of the NYSE to cause (a) the delisting of the Class A Common Stock from the NYSE as promptly as practicable after the Company Merger Effective Time; and (b) the deregistration of the Class A Common Stock and the Company Warrants pursuant to the Exchange Act as promptly as practicable after such delisting;

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be permitted to take all such actions as may be reasonably necessary or advisable to cause the Company Merger, and any dispositions of equity interests of E2open (including derivative securities) (including the disposition, cancellation, or deemed disposition and cancellation of the Company’s equity awards) in connection with Company Merger by each individual who is a director or executive officer of the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act; and

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prepare and file with the SEC, as promptly as reasonably practicable after (but no later than twenty five business days) the date of the Merger Agreement, this information statement and, as promptly as reasonably practicable (and in any event within two business days) following the filing with the SEC and confirmation by the SEC that the SEC will not review, or that it has completed its review, use reasonable best efforts to disseminate this information statement to E2open’s stockholders.

Conditions to Consummation of the Mergers

The obligation of each party to consummate the Mergers is subject to the satisfaction (or waiver by each of the parties) on or prior to the Company Merger Effective Time of the following conditions:

•	the Company’s receipt of the Requisite Stockholder Approval by receipt of the Stockholder Consent;

•	the expiration or termination of any applicable waiting period (including any extension thereof) under the HSR Act; and

•	the absence of any law, injunction or order by any governmental authority prohibiting or otherwise making illegal the consummation of the Mergers.

As of the date of this information statement, the Requisite Stockholder Approval has been obtained.

The obligations of the Parent Parties to consummate the Mergers are further subject to satisfaction (or waiver by Parent where permissible pursuant to applicable law), on or prior to the Company Merger Effective Time of the following additional conditions:

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(i) certain fundamental representations and warranties of E2open related to organization and good standing, corporate power and enforceability, Company board recommendation and Holdings member approval, receipt of the Requisite Stockholder Approval, certain portions of its capitalization representation and brokers and other advisors being true and correct in all material respects as of May 25, 2025, and on the Closing Date as if made at the Closing; (ii) the representations and warranties of the Company related to its outstanding capitalization being true and correct in all respects as of May 25, 2025, and on the Closing Date as if made on the Closing, except for any de minimis inaccuracies; (iii) the representation and warranty of the Company regarding no Company Material Adverse Effect being true and correct in all respects as of the Closing Date as if made at the Closing; and (iv) all other representations and warranties of the Company being true and correct as of the Closing Date as if made at the Closing (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct only as of such specified date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” or words of similar import) would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect;

•	the Company Parties having complied with and performed in all material respects all covenants and obligations required to be performed by them under the Merger Agreement at or prior to the Closing;

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the receipt by the Parent Parties of a certificate signed by a duly authorized executive officer of the Company Parties on their behalf stating that each of the two conditions specified above has been satisfied; and

•	the TRA Amendment shall not have been amended or otherwise modified and shall be in full force and effect immediately prior to the Company Merger Effective Time.

The obligation of E2open to consummate the Mergers is further subject to satisfaction or, to the extent not prohibited by applicable law, waiver, as of the Closing of, among other things, the following additional conditions:

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the representations and warranties of the Parent Parties set forth in the Merger Agreement being true and correct (regarding all qualifications or limitations as to “materiality” or “Parent Material Adverse Effect” (as defined below) or words of similar import) as of the date of the Merger Agreement and as of the Closing Date as if made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty need only be so true and correct as of such specified date), except where the failure of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect;

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the Parent Parties having complied with and performed in all material respects all covenants and obligations required to be performed by the Parent Parties under the Merger Agreement at or prior to the Closing; and

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the receipt by E2open of a certificate signed by a duly authorized officer of the Parent Parties on behalf of the Parent Parties stating that each of the two conditions specified above have been satisfied.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Holdings Merger Effective Time (whether before or after receipt of the Requisite Stockholder Approval) by the mutual written agreement of Parent and E2open.

In addition, the Merger Agreement may be terminated by either Parent or E2open, at any time prior to the Holdings Merger Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval):

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if (i) any permanent injunction or other final and non-appealable judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Mergers is in effect that, in each case, prohibits, makes illegal or enjoins the consummation of the Mergers and has become final and non-appealable or (ii) any statute, rule or regulation has been enacted that prohibits, makes illegal or enjoins the consummation of the Mergers; provided, however, that the right to terminate thereunder shall not be available to a party if the issuance of such permanent injunction or other final and non-appealable judgment or order, or statute, rule or regulations was primarily due to the failure of such party to perform any of its obligations under the Merger Agreement or if such party shall have failed to comply with its antitrust and regulatory obligations;

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if the Holdings Merger Effective Time has not occurred by the Termination Date; provided, however, that if all the conditions to Closing have been satisfied or (to the extent permitted by law) waived other than (i) the Regulatory Approvals (solely to the extent such condition has not been satisfied due to an order or injunction arising under the HSR Act or any other antitrust laws or the foreign investment laws applicable to the Merger Agreement or the Mergers) and (ii) those conditions that by their terms are to be satisfied at the Closing, and the foregoing conditions are capable of being satisfied at the Closing, Parent (in its sole discretion) may extend the Termination Date to the Extended Termination Date by giving written notice of such extension to E2open no later than two business days prior to the Termination Date; provided further, that the right to terminate the Merger Agreement on this basis (or to extend the Termination Date to the Extended Termination Date) is not available to any party whose material breach of any provision of the Merger Agreement has been the primary cause of, or resulted in, the failure of the Mergers to be consummated prior to the Termination Date and if Parent is such breaching party, then E2open shall be permitted to terminate the Merger Agreement at the Termination Date; or

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if the other party breaches any of its representations or warranties or fails to perform any of its covenants or obligations contained in the Merger Agreement, which breach or failure to perform would give rise to the failure of a condition precedent to the Closing and cannot be cured prior to the Termination Date or, if capable of being cured, has not been cured prior to the earlier of (x) the Termination Date or (y) 45 days following receipt of written notice to the other party of such breach; provided, that either party will not have the right to terminate the Merger Agreement if such party is then in breach of any representations, warranties, covenants or other agreements contained in the Merger Agreement that would result in a failure of a closing condition related to such breach.

The Merger Agreement also provides that (i) Parent could have terminated the Merger Agreement if E2open failed to obtain the Requisite Stockholder Approval within one business day following the execution of the Merger Agreement; (ii) the Merger Agreement may be terminated by Parent if at any time prior to E2open’s receipt of the Requisite Stockholder Approval, the Company Board (or a committee thereof) has effected a Company Board Recommendation Change; and (iii) E2open could have terminated the Merger Agreement at any time prior to E2open’s receipt of the Requisite Stockholder Approval, in order to concurrently enter into an Alternative Acquisition Agreement providing for a Superior Proposal; however, these termination provisions expired following delivery of the Stockholder Consent on May 25, 2025.

Termination Fees and Expenses

The Company will pay Parent (or its designee) the Company Termination Fee under the following circumstances:

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if (A) the Merger Agreement is terminated (x) because the Merger is not consummated on or before the Termination Date (or Extended Termination Date (if applicable)), (y) pursuant to a breach or failure of E2open to perform any of its representations, warranties, covenants or other agreements resulting in a failure of E2open to satisfy certain of E2open’s conditions precedent to the Closing and that is incapable of being cured prior to the Termination Date or, if such breach is capable of being cured prior to the Termination Date, is not cured within the earlier of (a) 45 days following receipt by E2open of written notice of such breach by Parent stating Parent’s intention to terminate the Merger Agreement and the basis of such termination and (b) the Termination Date, and (z) because E2open has failed to obtain the Requisite Stockholder Approval within one business day following the execution of the Merger Agreement; (B) following the execution of the Merger Agreement and prior to such termination, an Acquisition Proposal for an Acquisition Transaction has been publicly announced and not withdrawn or otherwise abandoned; and (C) within 12 months following such termination of the Merger Agreement, either an Acquisition Transaction is consummated or E2open enters into a definitive agreement providing for the consummation of an Acquisition Transaction and such Acquisition Transaction is subsequently consummated; provided that for purposes of this clause (iii), all references to “20%” in the definition of “Acquisition Transaction” (as defined in “The Merger Agreement—Superior Proposal and Change of Recommendation” beginning on page 103) will be deemed to be references to “50%”.

•	if the Merger Agreement is terminated by Parent pursuant to a Company Board Recommendation Change; or

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if the Merger Agreement is terminated by E2open, at any time prior to E2open’s receipt of the Requisite Stockholder Approval, in order to concurrently enter into an Alternative Acquisition Agreement providing for a Superior Proposal.

Parent will pay E2open the Parent Termination Fee in the event the Merger Agreement is terminated by Parent because the Mergers have not been consummated by the Termination Date as a result of the failure to obtain applicable regulatory approval and Parent does not elect to extend the Termination Date to the Extended Termination Date at a time when it is permitted to do so.

Superior Proposal and Change of Recommendation

Notwithstanding the restrictions set forth above at any time prior to obtaining the Requisite Stockholder Approval, which was obtained on May 25, 2025, E2open and the Board could have, directly or indirectly, participated or engaged in discussions or negotiations with, furnished any non-public information relating to the Company or its subsidiaries to, or afforded access to the business, properties, assets, books, records or personnel, of the Company or its subsidiaries pursuant to an acceptable confidentiality agreement to any person that had made, renewed or delivered to the Company an Acquisition Proposal after the date of execution of the Merger Agreement, contacted such person to clarify the terms thereof and otherwise facilitate such Acquisition Proposal or assisted such person (and such person’s representatives and financing sources) with such Acquisition Proposal if requested by such person, in each case with respect to an Acquisition Proposal, and that the Board (or a committee thereof had determined in good faith (after consultation with its financial advisors and outside legal counsel) either constituted a Superior Proposal or was reasonably expected to lead to a Superior Proposal.

Except for the exceptions set forth below, which are no longer applicable, the Board would not have been able to (A) approve, recommend, cause or permit the Company to enter into any agreement for the acquisition of the Company, or authorize, resolve, agree or propose to take any such action or (B) take any of the following actions constituting a “Company Board Recommendation Change”:

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withhold, withdraw, amend or modify, or publicly propose to withhold, withdraw, amend or modify, the recommendation that the Company stockholders approve the adoption of the Merger Agreement in a manner adverse to Parent in any material respect;

•	adopt, approve, or recommend to the Company stockholders an Acquisition Proposal; or

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if an Acquisition Proposal that has been structured as a tender offer or exchange offer that constitutes an Acquisition Proposal for any outstanding shares of Company Common Stock has commenced, fail to publicly affirm the recommendation that the Company stockholders approve the adoption of the Merger Agreement and recommend against acceptance of such Acquisition Proposal, tender offer or exchange offer by its stockholders within ten (10) business days of receiving a written request from Parent to provide such public reaffirmation following receipt by the Company of a publicly announced Acquisition Proposal.

The Merger Agreement provides that the term “Superior Proposal” means any Acquisition Proposal that the Board (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel) (i) is reasonably capable of being consummated on the terms proposed, taking into account financial, legal, regulatory and other aspects of such Acquisition Proposal, including all material conditions contained therein and (ii) would be more favorable to the Company’s stockholders from a financial point of view than the Mergers (taking into account any aspects of such proposal that the Company Board (or a committee thereof) considers relevant). For purposes of the reference to an “Acquisition Proposal” in this paragraph, all references to (i) “20%” in the definition of “Acquisition Transaction” shall be deemed to be references to “50%” and (ii) the “Company or Holdings (by vote or economic interests)” will be deemed to be references to the “aggregate voting power of the Company, or the economic ownership of the Company and Holdings, taken as a whole.”

E2open’s rights to engage in negotiations or discussions with third parties and to terminate the Merger Agreement as described above ceased on May 25, 2025, upon delivery of the Stockholder Consent in accordance with the terms of the Merger Agreement.

Nothing contained in the Merger Agreement will prohibit the Company or the Board from (i) taking and disclosing to the Company’s stockholders a position required by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act, in each case after commencement of a tender offer (within the meaning of Rule 14d-2 promulgated under the Exchange Act) and (ii) making a customary “stop-look-and-listen” communication to the Company stockholders pursuant to Rule 14d-9(f) under the Exchange Act or (iii) making disclosures to the Company stockholders pursuant to applicable securities laws with regard to the transactions contemplated by the Merger Agreement or an Acquisition Proposal.

Amendment and Waiver

The Merger Agreement may be amended, modified and supplemented in any and all respects only by an instrument in writing signed on behalf of each of the Parent Parties and the Company Parties (pursuant to authorized action by the Board (or a committee thereof)), except that in the event that the Company has received the Requisite Stockholder Approval, no amendment may be made to the Merger Agreement that requires the approval of the Company’s stockholders pursuant to the DGCL without such approval.

At any time prior to the Holdings Merger Effective Time, any party may: (i) extend the time for the performance of any of the obligations or other acts of the other party, as applicable; (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto; and (iii) subject to the requirements of applicable law, waive compliance by the other party with any of the agreements or conditions contained herein applicable to such party.

Any agreement on the part of a party to any extension or waiver with respect to the Merger Agreement is valid only if set forth in an instrument in writing signed on behalf of such party. The delay in exercising any right pursuant to the Merger Agreement will not constitute a waiver of such rights.

Sole Remedy

Subject to limitations set forth in the Merger Agreement, Parent’s receipt of the Company Termination Fee, to the extent owned pursuant to the Merger Agreement, will be the sole and exclusive remedy of the Parent Parties and certain of its affiliates as set forth in the Merger Agreement, and upon payment of the Company Termination Fee, none of the Company Parties and certain of its affiliates as set forth in the Merger Agreement will have any further liability to the Parent Parties or certain of its affiliates relating to or arising out of the Merger Agreement, any agreement executed in connection with the Merger Agreement or the transactions contemplated by the Merger Agreement.

Subject to limitations set forth in the Merger Agreement, the Company’s receipt of the Parent Termination Fee, to the extent owned pursuant to the Merger Agreement, will be the sole and exclusive remedy of the Company Parties and certain of its affiliates as set forth in the Merger Agreement, and upon payment of the Parent Termination Fee, none of the Parent Parties and certain of its affiliates as set forth in the Merger Agreement will have any further liability to the Company Parties or certain of its affiliates relating to or arising out of the Merger Agreement, any agreement executed in connection with the Merger Agreement or the transactions contemplated by the Merger Agreement.

Specific Performance

The parties to the Merger Agreement are entitled to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce the terms of the Merger Agreement, in addition to any other remedy to which they are entitled at law or in equity.

Jurisdiction

Each party to the Merger Agreement has agreed to irrevocably submit to the exclusive general jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware), in the event that any dispute or controversy arises out of the Merger Agreement or the transactions contemplated by the Merger Agreement, and has agreed that all claims with respect to such proceeding shall be brought, tried and determined only in such court. The parties to the Merger Agreement have agreed that a final judgment in any such proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Governing Law

The Merger Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rules.

IMPORTANT INFORMATION REGARDING E2OPEN

Company Background

CC Neuberger Principal Holdings I (“CCNB1”) was a blank check company incorporated in the Cayman Islands on January 14, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. CCNB1’s sponsor was CC Neuberger Principal Holdings I Sponsor LLC, a Delaware limited liability company. CCNB1 became a public company on April 28, 2020, through an initial public offering.

On February 4, 2021, CCNB1 and E2open Holdings, LLC and its operating subsidiaries (“E2open Holdings”) completed a business combination (“Business Combination”) contemplated by the definitive Business Combination agreement entered into on October 14, 2020 (the “Business Combination Agreement”). The Business Combination was accounted for as a business combination under Accounting Standards Codification (“ASC”) 805, Business Combinations (ASC 805), and due to the change in control, was accounted for using the acquisition method with CCNB1 as the accounting acquirer and E2open Holdings as the accounting acquiree.

In connection with the finalization of the Business Combination, CCNB1 changed its name to “E2open Parent Holdings, Inc.” and changed its jurisdiction of incorporation from the Cayman Islands to the State of Delaware (the “Domestication”). Immediately following the Domestication, various entities merged with and into E2open, with E2open as the surviving company. Additionally, E2open Holdings became a subsidiary of E2open with the equity interests of E2open Holdings held by E2open and existing owners of E2open Holdings. The existing owners of E2open Holdings are considered noncontrolling interest in E2open’s consolidated financial statements.

On May 27, 2021, E2open entered into (a) a Share Purchase Deed (the “Purchase Agreement”) by and among E2open, BluJay TopCo Limited, a private limited liability company registered in England and Wales (“BluJay”), and the sellers party thereto, (b) a Management Warranty Deed by and among E2open and the warrantors party thereto and (c) a Tax Deed by and among E2open and the warrantors party thereto. The Purchase Agreement provided for the acquisition by E2open of all of the outstanding equity interests of BluJay, and BluJay becoming an indirect subsidiary of E2open. On September 1, 2021, E2open purchased all of the outstanding shares of capital stock of BluJay from the BluJay sellers in accordance with the terms of the Purchase Agreement, and BluJay and its subsidiaries became subsidiaries of E2open (the “BluJay Acquisition”).

The Company moved its headquarters from Austin, Texas to the Addison, Texas office effective September 16, 2024. E2open is a world class connected supply chain software platform that enables the largest companies to transform the way they make, move and sell goods and services. With a cloud-native global platform purpose-built for modern supply chains, E2open connects manufacturing, logistics, channel and distributing partners as one multi-enterprise network. E2open’s SaaS platform anticipates disruptions and opportunities to help companies improve efficiency, reduce waste and operate sustainably.

The Company is traded on the NYSE under the stock symbol “ETWO.” E2open’s principal executive offices are located at 14135 Midway Road, Suite G300, Addison, Texas and its telephone number is (866) 432-6736. E2open’s website is www.e2open.com. The information contained on, or accessible through, E2open’s website is not part of this information statement.

Directors and Executive Officers

The Board currently consists of eight members. The persons listed below are E2open’s directors and executive officers as of the date of this information statement. The Merger Agreement provides, however, that the directors of Company Merger Sub immediately prior to the Effective Time will be the initial directors of the Surviving Corporation immediately following the Mergers. The Merger Agreement also provides that the officers of E2open immediately prior to the Effective Time will be the initial officers of the Surviving Corporation immediately following the Mergers. Following the Mergers, each executive officer will serve until a successor is elected or appointed and qualified, or until the earlier of his or her death, resignation or removal, as the case may be. Each of the individuals listed below can be reached at c/o E2open Parent Holdings, Inc., 9600 Great Hills Trail, Suite 300E, Austin, Texas 78759.

Directors

Name	Current Position and Office
Andrew M. Appel	Chief Executive Officer
Chinh E. Chu	Chairman of the Board of Directors
Keith W. Abell	Director
Dr. Stephen C. Daffron	Director
Martin Fichtner	Director
Eva F. Harris	Director
Ryan M. Hinkle	Director
Timothy I. Maudlin	Director

Andrew M. Appel. Mr. Appel was appointed Chief Executive Officer of E2open in February 2024, having served in an interim capacity since October 2023. Prior to his appointment as Interim Chief Executive Officer, he had served on E2open’s Advisory Board since 2022 and brings over twenty-five years of management experience and extensive expertise in business strategy and innovation for the technology industry. Mr. Appel previously served for nearly a decade as President and Chief Executive Officer at Circana, Inc. (“Circana”) (previously Information Resources, Inc.), the leading provider of big data, predictive analytics, and forward-looking insights solutions for consumer-packaged goods brands, retailers, and media companies. Before joining Circana, he served as Chief Revenue Officer of Accretive Health, Chief Operating Officer of Aon, and was a Senior Partner at McKinsey & Company. He serves as Lead Director on the Board of Constant Contact, is a member of the Board of Advisors for the UCLA Anderson School of Management, and currently serves on the advisory boards of multiple leading data and technology companies. He previously served on the board of directors at Circana, Machine Vantage, and Alight, the world’s leading human capital administration firm. Mr. Appel holds a Bachelors of Arts in Economics from the University of California, Los Angeles, and an Master of Business Administration in Finance from the University of Chicago, where he was a Henry Ford II Scholar.

Chinh E. Chu. Mr. Chu has served as the Chairman of our Board of Directors since February 2021 and has served on our Board since January 14, 2020. Mr. Chu served as our Chief Executive Officer prior to the Business Combination. Mr. Chu currently serves on the board of directors of Getty Images Holdings, Inc (NYSE: GETY) and Dun & Bradstreet Holdings, Inc. (NYSE: DNB) (Dun & Bradstreet). Mr. Chu has served as a member of Dun & Bradstreet’s board of directors since the transaction to take Dun & Bradstreet private in February 2019. Mr. Chu has over 25 years of investment and acquisition experience. Mr. Chu is the Founder and a Managing Partner at CC Capital, a private investment firm which he founded in 2015. Before founding CC Capital, Mr. Chu worked at Blackstone from 1990 to 2015. Mr. Chu was a Senior Managing Director at Blackstone since 2000, and previously served as Co-Chair of Blackstone’s Private Equity Executive Committee and was a member of Blackstone’s Executive Committee. Mr. Chu also served as the Chief Executive Officer and Director of CC Neuberger Principal Holdings II, a special purpose acquisition company he co-founded, from May 2020 until the consummation of its business combination with Getty Images, Inc. to form Getty in July 2022. Additionally, Mr. Chu served as the Chief Executive Officer and Director of CC Neuberger Principal Holdings III (“CCNB3”), a special purpose acquisition company he co-founded, until November 2023, when CCNB3 announced its intention to liquidate and dissolve. Mr. Chu served as Director of CCNB3 through its liquidation. Mr. Chu also served as Co-Chairman of FGL Holdings from April 2016 until June 2020 when it was acquired. Mr. Chu previously served as a Director of Collier Creek Holdings, a special purpose acquisition company he co-founded in April 2018, which completed its business combination with Utz Brands, Inc. on August 28, 2020, and NCR

Corporation. Mr. Chu previously served as a Director of Kronos Incorporated, SunGard Data Systems, Inc., Stiefel Laboratories, Freescale Semiconductor, Ltd. Biomet, Inc., Alliant, Celanese Corporation, Nalco Company, DJO Global, Inc., HealthMarkets, Inc., Nycomed, Alliant Insurance Services, Inc., the London International Financial Futures and Options Exchange, Graham Packaging and AlliedBarton Security Services. Before joining Blackstone in 1990, Mr. Chu worked at Salomon Brothers in the Mergers & Acquisitions Department.

Keith W. Abell. Mr. Abell has served on our Board since April 2021. In 2022, Mr. Abell co-founded N4XT Experiences LLC, a live events company, and currently serves on their board of directors. In 2010, Mr. Abell co-founded Sungate Properties, LLC, a real estate investment company, after managing private investments during 2007 to 2009. From 1994 to 2007, Mr. Abell was a co-founder of and served in a variety of senior management roles at GSC Group (and its predecessor, Greenwich Street Capital Partners, L.P.), an alternative asset manager. Prior to that, Mr. Abell was a Managing Director at Blackstone until 1994 where he, among other things, founded the firm’s first Hong Kong office. Prior to Blackstone, Mr. Abell served as a Vice President at Goldman, Sachs & Co., where he worked in the global finance, corporate finance and mergers and acquisitions departments. Mr. Abell serves as the treasurer, member of the audit committee and as a Director of the National Committee on United States-China Relations. Mr. Abell has formerly served as a director of numerous public and private companies and non-profit organizations.

Dr. Stephen C. Daffron. Dr. Daffron has served on our Board since February 2021. Dr. Daffron joined Motive Partners in 2016 and is a Co-Founder and Industry Partner. Most recently in his capacity as an Industry Partner, between January 2019 and May 2021, Stephen was the President of Dun & Bradstreet, a Motive Partners portfolio firm, where he led the company’s transformation and growth strategy, execution and operations. Stephen also serves as a member of the board of directors at QOMPLX, Inc., Executive Chairman and Director at BetaNXT and is an independent Director at Motive Capital Corp (NYSE: MOTV.U), the special purpose acquisition corporation sponsored by Motive Partner’s funds. Prior to that role, Dr. Daffron spent more than two decades on Wall Street, holding senior leadership positions at Renaissance Technologies Corp., Citigroup Inc. and Goldman, Sachs & Co. Prior to his career in finance, Dr. Daffron served as an Associate Professor at the United States Military Academy at West Point, and in various command and staff positions in the U.S. Army around the world.

Martin Fichtner. Mr. Fichtner has served on our Board since September 2021. Mr. Martin Fichtner joined Temasek Holdings (Private) Limited (“Temasek”) in May 2019, and is a Managing Director for Temasek International (USA) LLC. He is currently Head of West Coast and Head of Technology & Consumer (North America and EMEA). Before joining Temasek, Martin had over 16 years of investing experience across the broad technology landscape. Most recently, Mr. Fichtner was at technology private equity firm Silver Lake, where he was a Managing Director of Silver Lake Kraftwerk, a fund focused on technology-enabled growth businesses. Earlier, Mr. Fichtner was a Principal and founding member of Elevation Partners, a private equity firm focused on online, media, and consumer related technology sectors. Prior to becoming a private equity investor, Mr. Fichtner was an Investment Banker at Goldman, Sachs & Co. Mr. Fichtner serves on the board of directors, compensation and nominating committees at Intapp (NASDAQ: INTA), the board of directors and audit committee at Global Healthcare Exchange, the board or directors and compensation committee at SoundCloud and the board of directors at Internet Brands and Orca Security. He holds a Bachelor of Science in Industrial Engineering and a Master of Science in Engineering Economic Systems & Operations Research, both from Stanford University.

Eva F. Harris. Ms. Harris is president and founder of Big Pond, Inc. and has served on the Board since 2020. Ms. Harris previously served as the Chief Strategy Officer of Duck Creek Technologies (NASDAQ: DCT), a leading SaaS software company serving the P&C insurance industry, where she spearheaded development and execution of corporate strategy. Prior to that, Ms. Harris was the Chief Financial Officer at Verisk Analytics, Inc, (NASDAQ: VRSK), a data analytics and risk assessment firm. Prior to joining Verisk Analytics, Inc. in 2009, Ms. Harris was a Managing Director in telecom, media and technology investment banking at JP Morgan Chase & Co. (“JP Morgan”) (NYSE: JPM), where she was responsible for the marketing and information services practice. At JP Morgan, Ms. Harris advised clients on equity and debt financing transactions, as well as significant sector acquisitions for data and analytics companies across a broad set of industry verticals, including insurance, financial services, consumer and media, and automotive.

Ryan M. Hinkle. Ryan M. Hinkle has served on our Board since February 2021. Mr. Hinkle served as a member of the board of managers of E2open Holdings from March 2015 to February 2021. Mr. Hinkle also serves on numerous private company boards. Mr. Hinkle is a Managing Director of Insight Partners, a venture capital and private equity firm, where he has worked since 2003. Mr. Hinkle holds a Bachelor of Science in Electrical Engineering from the University of Pennsylvania and a Bachelor of Science in Finance from the University of Pennsylvania.

Timothy I. Maudlin. Mr. Maudlin has served on our Board since February 2021. From January 1989 to December 2007, Mr. Maudlin served as the Managing General Partner of Medical Innovation Partners, a venture capital firm. Mr. Maudlin also served as a Principal and the Chief Financial Officer of Venturi Group, LLC, an incubator and venture capital firm, from 1999 to October 2001. Mr. Maudlin served on the board of directors of Pluralsight, Inc., an online technology skills platform, until April 2021 when he resigned as a Director at the closing of the take-private transaction, and served on the board of directors of Alteryx, Inc., an analytic process automation platform, until March 2024 when he resigned as a Director at the closing of the take-private transaction. Mr. Maudlin previously served on the boards of directors of ExactTarget, Inc. from May 2008 to July 2013, MediaMind Technologies, Inc. from August 2008 to June 2011, Sucampo Pharmaceuticals, Inc. from September 2006 to February 2013 and Web.com Group, Inc. from February 2002 to October 2018. Mr. Maudlin holds a Master of Management with a concentration in Accounting, Finance and Management from the Kellogg School of Management at Northwestern University and a Bachelor of Arts in Economics from St. Olaf College, and is trained as a Certified Public Accountant (inactive).

Named Executive Officers

Name	Current Position and Office
Andrew M. Appel	Chief Executive Officer
Marje Armstrong	Chief Financial Officer
Greg Randolph	Chief Commercial Officer
Susan E. Bennett	Chief Legal Officer and Secretary
Rachit Lohani	Chief Product and Technology Officer

Andrew M. Appel. Mr. Appel is our Chief Executive Officer. His biography can be found under “—Directors”.

Marje Armstrong. Ms. Armstrong has served as our Chief Financial Officer since April 2022. Prior to joining E2open, Ms. Armstrong served as Vice President of Finance at Dropbox, Inc., where she oversaw Investor Relations, FP&A, Treasury, Corporate Development, Strategic Finance and Company Planning. Ms. Armstrong joined Dropbox from Afiniti Ltd., where she was Head of Investor Relations, FP&A, Corporate Development and Commercial Finance. Prior to Afiniti, Ms. Armstrong worked at Morgan Stanley for five years and Goldman, Sachs & Co. for 10 years across Investment Banking, Equity Capital Markets, Equity Research, Equity Sales and Equity Trading divisions. Ms. Armstrong earned a Bachelor of Arts in Economics and International Relations from Stanford University.

Greg Randolph. Mr. Randolph has served as our Chief Commercial Officer since July 2023. Mr. Randolph has more than 25 years of experience as a go-to-market software executive. Mr. Randolph served as Chief Revenue Officer at Quest Software, a global enterprise management and security software provider from 2020 to 2022. From 2017 to 2020, Mr. Randolph served as a Senior Vice President of Worldwide Sales at MobileIron from 2017 to 2020. Prior to 2017, he held multiple sales and business leadership roles at CA Technologies, one of the world’s largest independent software firms at that time. Mr. Randolph earned his Bachelor of Science in Business Administration with a concentration in Marketing from UNC – Charlotte and an Executive Master of Business Administration from the University of Chicago School of Business.

Susan E. Bennett. Ms. Bennett has served as our Chief Legal Officer and Secretary since December 2024. Ms. Bennett brings over 25 years of experience in global legal affairs, strategic leadership, and fostering collaborative cultures, with a record of achieving strong business performance and developing high-performing teams. Prior to joining E2open, Ms. Bennett served as Chief Legal Officer for Circana for nearly 10 years where she led the legal and compliance functions and founded the company’s diversity, equity, and inclusion program. Previously, Ms. Bennett was Senior Vice President, General Counsel & Secretary at Culligan International after beginning her career at a small law firm. Ms. Bennett earned her Juris Doctor and Bachelor of Music from the University of Iowa.

Rachit Lohani. Mr. Lohani has served as our Chief Product and Technology Officer since December 2024. Mr. Lohani is a seasoned technology executive with a proven track record of driving innovation and scaling engineering organizations. Previously, Mr. Lohani served as Chief Technology Officer at Paylocity Holding Corporation (“PCTY”) (NASDAQ: PCTY) from September 2021 to December 2024, where he led the product and technology teams through transformative growth. Under his leadership, PCTY delivered cutting-edge solutions that enhanced customer experiences and reinforced its position as a leader in the Human Resources and payroll technology space. Prior to his tenure at PCTY, Mr. Lohani held key leadership roles at Atlassian Corporation from January 2020 to December 2021 and Intuit Inc. from April 2014 to January 2020, two of the most recognized names in the technology industry. At Atlassian Corporation, he was instrumental in steering engineering teams to deliver high-impact, collaborative software solutions that empowered millions of users globally. At Intuit Inc., Mr. Lohani played a pivotal role in building scalable platforms and customer-centric products, leveraging his expertise to accelerate the company’s mission of powering prosperity for individuals and businesses. Mr.  Lohani holds a Master of Science from the University of Buffalo.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information about the beneficial ownership of Company Common Stock as of July 8, 2025 for:

•	each person or group known to us who beneficially owns more than 5% of our Class A Common Stock and Class V Common Stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

The numbers of shares of Company Common Stock beneficially owned and percentages of beneficial ownership are based on (i) an aggregate of 313,040,440 shares of Class A Common Stock issued and outstanding; (ii) 30,692,235 shares of Class V Common Stock issued and outstanding; (iii) 29,079,871 shares of Class A Common Stock subject to outstanding warrants of the Company, (iv) 714,121 restricted stock units that vest within 60 days of July 8, 2025; (v) 1,405,995 Company Options that have vested, but are unexercised; and (vi) 852,662 Company Options that vest within 60 days of July 8, 2025; provided that, the information below excludes (a) the shares of Class A Common Stock reserved for future awards under the EIP and (b) non-voting shares of Class B-2 Common Stock issued upon completion of the Business Combination. Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each stockholder identified in the table possesses sole voting and investment power over all Company Common Stock shown as beneficially owned by the stockholder.

Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o E2open Parent Holdings, Inc., 14135 Midway Road, Suite G300 Addison, Texas 75001. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Class A Common Stock		Class V Common Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding	Number of Shares Beneficially Owned	Percentage of Shares Outstanding	Percentage Combined Voting Power
5% Stockholders
Insight Partners(1)	20,202,501	6.5%	29,628,506	96.5%	14.5%
Temasek Holdings (Private) Limited(2)	29,248,151	9.3%			8.5%
Glazer Capital, LLC(3)	22,614,623	7.2%	—	—	6.6%
Francisco Partners(4)	38,700,076	12.4%	—	—	11.3%
The WindAcre Partnership Master Fund LP(5)	28,817,992	9.2%	—	—	8.4%
The Vanguard Group(6)	27,119,994	8.7%	—	—	7.9%
BlackRock, Inc.(7)	17,333,950	5.5%	—	—	5.0%
Magnetar Group(8)	16,653,039	5.3%	—	—	4.8%
Executive Officers and Directors
Andrew M. Appel(9)	2,799,711	*	—	—	*
Marje Armstrong(10)	1,132,008	*	—	—	*
Susan Bennett	86,550	*	—	—	*
Pawan Joshi(11)	1,111,181	*	—	—	*
Rachit Lohani	—	—	—	—	—
John McIndoe(12)	523,760	*	—	—	*
Greg Randolph(13)	671,573	*	—	—	*
Keith W. Abell(14)	168,707	*	—	—	*
Chinh E. Chu(15)	13,931,376	4.4%	—	—	4.0%
Dr. Stephen C. Daffron(16)	145,379	*	—	—	*
Martin Fichtner(17)	—	—	—	—	—
Eva F. Harris(18)	145,816	*	—	—	*
Ryan M. Hinkle(19)	141,313	*	—	—	*
Timothy I. Maudlin(20)	117,646	*	165,013	*	*
All Directors and Executive Officers as a Group (14 individuals)(10)	20,975,020	6.6%	165,013	*	6.1%

(1)

Consists of 8,391,675 shares of Class A Common Stock owned by Insight Venture Partners (Cayman) IX, L.P., 1,789,373 shares of Class A Common Stock owned by Insight Venture (Delaware) IX, L.P., 5,220,857 shares of Class A Common Stock owned by Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P., 4,800,596 shares of Class A Common Stock owned by Insight Venture Partners Growth-Buyout Coinvestment Fund (Delaware), L.P. and 29,628,506 shares of Class V Common Stock owned by Insight E2open Aggregator, LLC (collectively, the “Insight Stockholders”). Insight E2open Aggregator, LLC is managed by Insight Venture Partners IX, L.P. The general partner of each of Insight Venture Partners IX, L.P., Insight Venture Partners (Cayman) IX, L.P. and Insight Venture Partners (Delaware) IX, L.P. is Insight Venture Associates IX, L.P., and the general partner of Insight Venture Associates IX, L.P. is Insight Venture Associates IX, Ltd. The general partner of each of Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P. and Insight Venture Partners Growth-Buyout Coinvestment Fund (Delaware), L.P. is Insight Venture Associates Growth-Buyout Coinvestment, L.P., and the general partner of Insight Venture Associates Growth-Buyout Coinvestment, L.P. is Insight Venture Associates Growth-Buyout Coinvestment, Ltd. The sole stockholders of each of Insight Venture Associates IX, Ltd. and Insight Venture Associates Growth-Buyout Coinvestment, Ltd. is Insight Holdings Group, LLC (“Insight Holdings”). Each of Jeffrey Horing, Deven Parekh, Jeffrey Lieberman and Michael Triplett is a member of the board of managers of Insight Holdings and may be deemed to have shared voting and dispositive power over the shares of Class A Common Stock held by the foregoing entities. Each of Jeffrey Horing, Deven Parekh, Jeffrey Lieberman and Michael Triplett disclaim beneficial ownership of the shares held by entities affiliated with Insight Partners, except to the extent of his pecuniary interest therein, if any. The address for these entities is c/o Insight Partners, 1114 Avenue of the Americas, 36th Floor, New York, NY 10036.
(2)

Consists of 29,248,151 shares of Class A Common Stock owned of record by the Temasek Shareholder. The Temasek Shareholder is controlled by Temasek. Investment and voting decisions regarding such shares held by the Temasek Shareholder are made by an investment committee of Temasek , acting by majority vote and, as a result, no individual investment committee member acting alone has the ability to exercise investment or voting power regarding such shares. The membership of the investment committee is subject to change from time to time. The investment committee currently consists of Dilhan Pillay, Chia Song Hwee, Nagi Hamiyeh, Ravi Lambah, Rohit Sipahimalani, Leong Wai Leng, Pek Siok Lan, Png Chin Yee, Uwe Krueger, and Wu Yibing. Each of the members of the investment committee disclaims beneficial ownership of such shares. Pursuant to the Amended and Restated Investor Rights Agreement (as defined below), the Temasek Representative has the right to appoint one director to the Company’s Board. The principal business address of the Temasek Shareholder is 60B Orchard Road #06-18 Tower 2, The Atrium@Orchard, Singapore, Singapore, 238891.

(3)

Based on a Schedule 13G filed with the SEC on May 30, 2025. Glazer Capital, LLC serves as investment manager for certain funds and managed accounts which hold the Class A Common Stock reported. Paul Glazer serves as the managing member of Glazer Capital, LLC. The address of Glazer Capital, LLC is 250 West 55th Street, Suite 30A, New York, New York 10019.

(4)

Consists of 38,261,114 shares of Class A Common Stock owned directly by Francisco Partners III (Cayman), L.P., 427,438 shares of Class A Common Stock owned directly by Francisco Partners Parallel Fund III (Cayman), L.P. and 11,524 shares of Class A Common Stock owned directly by Francisco Partners Management, L.P. (together, the “Francisco Partners Funds”). Francisco Partners GP III (Cayman), L.P. is the general partner of each of the Francisco Partners Funds. Francisco Partners GP III Management (Cayman), Ltd. is the general partner of Francisco Partners GP III (Cayman), L.P. Francisco Partners Management, L.P. serves as the investment manager for each of the Francisco Partners Funds. Voting and disposition decisions at Francisco Partners Management, L.P. with respect to the shares of Class A Common Stock owned by each of the Francisco Partners Funds are made by an investment committee consisting of Dipanjan Deb, David Golob, Keith Geeslin, Ezra Perlman, and Megan Karlen, with no one member having the power to act alone to exercise such voting or dispositive power. Each of Francisco Partners Management, L.P., Francisco Partners GP III Management (Cayman), Ltd., and Francisco Partners GP III (Cayman), L.P. may be deemed to share voting and dispositive power over the shares of Class A Common Stock held by the Francisco Partners Funds, but each disclaims beneficial ownership. In addition, each of the members of the investment committee disclaims beneficial ownership of any of the shares of Class A Common Stock held by the Francisco Partners Funds. The address for each of the foregoing entities is One Letterman Drive, Building C, Suite 410, San Francisco, CA 94129.

(5)

Consists of 28,817,992 shares of Class A Common Stock owned of record by The WindAcre Partnership Master Fund LP, an exempted limited partnership established in the Cayman Islands (“Master Fund”). The WindAcre Partnership LLC, a Delaware limited liability company (“WindAcre”) serves as the investment manager of the Master Fund. Snehal Rajnikant Amin is the principal beneficial owner and managing member of WindAcre. The Master Fund, WindAcre and Mr. Amin share the power to vote or direct the vote of the 28,817,992 shares of Class A Common Stock owned by the Master Fund. Mr. Amin disclaims beneficial ownership of the securities owned by the Master Fund except to the extent of his pecuniary interest therein. The principal business address of the Master Fund is Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands. This information is based solely on the Schedule 13G/A filing made on February 14, 2024.

(6)

This information is based solely on Schedule 13G/A filed with the SEC by The Vanguard Group on November 12, 2024 reporting share ownership as of September 30. 2024. Vanguard reported that it had shared voting power over 131,036 shares of the shares beneficially owned; sole dispositive power over

26,649,972 of such shares; and shared dispositive power over 338,986 of such shares. The principal business address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(7)

This information is based solely on Schedule 13G filed with the SEC by BlackRock, Inc. on November 8, 2024 reporting share ownership as of September 30. 2024. BlackRock reported that it had sole voting power over 16,968,783 of such shares, but sole dispositive power over 17,333,950 of such shares. The principal business address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(8)

This information is based solely on Schedule 13D filed with the SEC on June 16, 2025 by Magnetar Financial LLC, a Delaware limited liability company (“Magnetar Financial”), Magnetar Capital Partners LP, a Delaware limited partnership (“Magnetar Capital Partners”), Supernova Management LLC, a Delaware limited liability company (“Supernova Management”), and David J. Snyderman (“Mr. Snyderman”) (collectively, the “Magnetar Group”). This Statement relates to Class A Common Stock held for the accounts of each of (i) Magnetar PRA Master Fund Ltd (“PRA Master Fund”); (ii) Magnetar Systematic Multi-Strategy Master Fund Ltd, (“Systematic Master Fund”); (iii) Magnetar Relative Value Master Fund Ltd, (“Relative Value Master Fund”); all Cayman Islands exempted companies and (iv) two Managed Accounts for the client of Magnetar Asset Management LLC (“the Managed Account”), collectively (the “Funds”). Magnetar Financial is a SEC registered investment adviser under Section 203 of the Investment Advisers Act of 1940, as amended, and manager of investment funds and managed accounts. Magnetar Financial serves as investment adviser to each of the Funds. In such capacity, Magnetar Financial exercises voting and investment power over the Shares held for the accounts of each of the Funds. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The principal business address for the Magnetar Group is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(9)

For Mr. Appel, ownership includes 755,961 Class A Common Stock, 885,417 Company Options, which are currently underwater as of July 8, 2025 with an exercise price of $4.11, 814,583 Company Options to vest and become exercisable within 60 days of July 8, 2025 (35,000 of which are performance-based options that will best if a threshold hurdle of $3.50 per Company share is met), and 343,750 RSUs to vest and settle within 60 days of July 8, 2025.

(10)

For Ms. Armstrong, ownership includes 945,361 Class A Common Stock, 124,070 Company Options, which are currently underwater as of July 8, 2025 with exercise prices between $4.62 and $7.76, 11,779 Company Options to vest and become exercisable within 60 days of July 8, 2025, and 50,798 RSUs to vest and settle within 60 days of July 8, 2025.

(11)

For Mr. Joshi, ownership includes 751,314 Class A Common Stock, 313,376 Company Options, which are currently underwater as of July 8, 2025 with varying exercise prices between $4.62 and $9.77, 11,779 Company Options to vest and become exercisable within 60 days of July 8, 2025, and 34,712 RSUs to vest and settle within 60 days of July 8, 2025.

(12)

For Mr. McIndoe, ownership includes 97,833 Class A Common Stock, 46,297 Company Options, which are currently underwater as of July 8, 2025 with an exercise price of $4.04, 370,371 Company Options to vest and become exercisable within 60 days of July 8, 2025, and 9,259 RSUs to vest and settle within 60 days of July 8, 2025.

(13)

For Mr. Randolph, ownership includes 463,076 Class A Common Stock, 36,835 Company Options, which are currently underwater as of July 8, 2025 with an exercise price of $5.15, 5,262 Company Options to vest and become exercisable within 60 days of July 8, 2025, and 166,400 RSUs to vest and settle within 60 days of July 8, 2025.

(14)	Includes 42,089 shares to be received by Mr. Abell within 60 days for his service as a director of e2open.
(15)

Consists of 8,703,591 shares of Class A Common Stock and 5,140,000 Company Warrants exercisable for shares of Class A Common Stock. All shares are owned by either Chinh E. Chu or CC Capital Holdings LP and CC NB Sponsor 1 Holdings LLC, which entities are controlled by Chinh E. Chu. Mr. Chu is deemed to have beneficial ownership of all securities owned by such entities. Also includes 87,785 shares to be received by Mr. Chu within 60 days for his service as a director of e2open, which shares he holds for the benefit, and at the direction, of CC Capital. The business address of CC Capital Holdings LP and Affiliates is 200 Park Avenue, 58th Floor, New York, New York 10166.

(16)	Includes 62,532 shares to be received by Mr. Daffron within 60 days for his service as a director of e2open.
(17)

Mr. Fichtner is a Managing Director of Temasek, an affiliate of the Temasek Shareholder described in footnote 2. Mr. Fichtner does not hold voting or dispositive power over the shares held of record by the Temasek Shareholder. See footnote 2 for more information regarding the Temasek Shareholder.

(18)	Includes 42,089 shares to be received by Ms. Harris within 60 days for her service as a Director of E2open.
(19)

Mr. Hinkle is a Managing Director of Insight Partners, an affiliate of the Insight Stockholders described in footnote 1. Mr. Hinkle does not hold voting or dispositive power over the shares held of record by the Insight Stockholders. See footnote 1 for more information regarding the Insight Stockholders. The information includes 60,127 shares held by Mr. Hinkle who serves on our Board pursuant to the Investor Rights Agreement (as defined below).

(20)

90,000 of the Class V shares are held directly by the Timothy I. Maudlin 2021 Family Trust (the “Maudlin Family Trust”) for the benefit of the Reporting Person’s children. The Reporting Person’s spouse is trustee of the Maudlin Family Trust. The Reporting Person disclaims beneficial ownership of the Common Units underlying the Class V shares held by the Maudlin Family Trust except to the extent of his pecuniary interest therein. Includes 42,089 shares to be received by Mr. Maudlin within 60 days for his service as a Director of E2open.

Initial Public Offering

CCNB1 was a blank check company incorporated in the Cayman Islands on January 14, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. CCNB1’s sponsor was CC Neuberger Principal Holdings I Sponsor LLC, a Delaware limited liability company. CCNB1 became a public company on April 28, 2020, through an initial public offering.

On February 4, 2021, CCNB1 and E2open Holdings, LLC and its operating subsidiaries completed the Business Combination contemplated by the definitive Business Combination Agreement entered into on October 14, 2020. The Business Combination was accounted for as a business combination under ASC 805, and due to the change in control, was accounted for using the acquisition method with CCNB1 as the accounting acquirer and E2open Holdings as the accounting acquiree.

In connection with the finalization of the Business Combination, CCNB1 changed its name to “E2open Parent Holdings, Inc.” and completed the Domestication. Immediately following the Domestication, various entities merged with and into E2open, with E2open as the surviving company. Additionally, E2open Holdings became a subsidiary of E2open with the equity interests of E2open Holdings held by E2open and existing owners of E2open Holdings. The existing owners of E2open Holdings are considered noncontrolling interest in E2open’s consolidated financial statements.

The Company is traded on the NYSE under the stock symbol “ETWO.”

BluJay Acquisition

On May 27, 2021, E2open entered into (a) the Purchase Agreement by and among E2open, BluJay and the sellers party thereto, (b) a Management Warranty Deed by and among E2open and the warrantors party thereto and (c) a Tax Deed by and among E2open and the warrantors party thereto. The Purchase Agreement provided for the acquisition by E2open of all of the outstanding equity interests of BluJay, and BluJay becoming an indirect subsidiary of E2open. On September 1, 2021, E2open purchased all of the outstanding shares of capital stock of BluJay from the BluJay sellers in accordance with the terms of the Purchase Agreement, and BluJay and its subsidiaries became subsidiaries of E2open.

Past Contracts, Transactions, Negotiations and Agreements

Initial Public Offering Related Party Relationships

The completion of the purchase of Holdings and its subsidiaries by CCNB1 on February 4, 2021, resulted in related party relationships between CCNB1 and many of the selling members of Holdings as a continued affiliation exists between many of the parties and several of the selling members are current members of our Board.

BluJay Acquisition Related Party Relationships

The acquisition in September 2021 of BluJay, which owned BluJay Solutions, a cloud-based logistics execution platform company, resulted in related party relationships between the Company and BluJay and its subsidiaries. A continued affiliation exists as certain BluJay Sellers have the option to have one member on our Board.

Tax Receivable Agreement and the TRA Amendment

Concurrent with the consummation of the Company’s business combination transaction to become a publicly listed company, E2open entered into a TRA with certain members of Holdings who retained Holdings Common Units after E2open’s public listing. The TRA provided for payment to the TRA beneficiaries of approximately 85% of the amount of the calculated tax savings, if any, that E2open will realize due to future exchanges of Holdings Common Units (together with the corresponding shares of Class V Common Stock) for Class A Common Stock, and the acceleration of such payments in connection with a change of control of E2open. On May 25, 2025, in connection with the execution of the Merger Agreement, and in accordance with the terms of the TRA, E2open and Holdings entered into the TRA Amendment with certain parties to the TRA entitled to receive at least 50% of the total amount of the early termination payments payable to all TRA parties under the TRA if the Company had exercised its right of early termination on the date of the most recent exchange by the Company of Holdings Common Units held by a member of Holdings in accordance with the limited liability company agreement of Holdings, including certain affiliates of Insight Partners. The TRA Amendment establishes that the parties to the TRA will be entitled to receive an aggregate amount in cash of $52,500,000 in connection with the Closing in full satisfaction of the Company’s payment obligations under the TRA from and after the entry into the Merger Agreement (including in connection with a change of control of the Company) which amount represents a reduction of approximately $52.5 million from what the Company’s contractual change of control obligations would have been under the TRA in respect of a change of control of E2open at the implied price per share of Class A Common Stock offered by Parent (such implied price equating to $0.15 per share of Class A Common Stock if there were no reduction in the amount of aggregate accelerated change of control payments required to be made under the then-current terms of the TRA), absent the TRA Amendment.

Tim Maudlin, a Director of E2open, is a party to the TRA and is entitled to receive accelerated change of control payments pursuant to the TRA and the TRA Amendment in connection with the Closing (or an alternative acquisition transaction, on the terms and subject to the conditions set forth in the TRA Amendment) in the amount of $9,011.42. For more information, please see the section of this information statement captioned “The Mergers—Amendment to the Tax Receivable Agreement.” Under the TRA Amendment, E2open agreed to indemnify the Signatory Members, including Tim Maudlin, for losses in connection with its approval of the TRA Amendment.

Ryan Hinkle, a Director of E2open, is a Managing Director of Insight Partners, which is a TRA beneficiary and is entitled to receive $26,853,933 pursuant to the TRA Amendment following the Mergers. Under the TRA Amendment, E2open agreed to indemnify the Signatory Members, including Insight Partners, for losses in connection with its approval of the TRA Amendment.

Investor Rights Agreement

On February 4, 2021, in connection with the closing of the Business Combination (the “Business Combination Closing”), we entered into an Investor Rights agreement which provides affiliates of Insight Partners and CC Capital the right to nominate members of our Board, requires parties to vote in favor of director nominees recommended by our Board, require us to register securities within 30 days of the Business Combination Closing and limit transfers of beneficially owned shares of Company Common Stock prior to the termination of the “lock-up” period, among others (the “Investor Rights Agreement”).

In connection with the BluJay Acquisition closing, the parties to the Investor Rights Agreement amended and restated the Investor Rights Agreement on September 1, 2021 (the “Amended and Restated Investor Rights Agreement”), in order to add Francisco Partners and the Temasek as parties thereto, and to make other changes related to the BluJay Acquisition. The Amended and Restated Investor Rights Agreement provides each of Francisco Partners and the Temasek Representative with the right to nominate one director to the Company’s Board (subject to certain conditions). The Amended and Restated Investor Rights Agreement also includes registration rights in respect of the shares of Class A Common Stock of the Company held by the equityholders party thereto. In addition, in the Amended and Restated Investor Rights Agreement, Francisco Partners, the Temasek Shareholder, and certain of the existing equityholders of the Company agreed to a six month “lock-up” restriction with respect to their shares of Class A Common Stock. The other BluJay Sellers also entered into lock-up agreements with the Company on September 1, 2021, pursuant to which they agreed to a six month “lock-up” restriction with respect to their shares of Class A Common Stock.

Mr. Deep Shah, nominated by Francisco Partners, and Mr. Martin Fichtner, nominated by Temasek, became directors on September 1, 2021. Mr. Shah resigned from the Board on February 7, 2024 and was not replaced as the Board decreased the size of the Board to eight members on February 8, 2024. Francisco Partners has retained the right to appoint a director at a future date.

Sponsor Side Letter Agreement

In connection with the execution of the Business Combination Agreement, the Sponsor, certain investors and CCNB1’s Independent Directors entered into a Sponsor Side Letter agreement with CCNB1 (the “Sponsor Side Letter Agreement”). Under the Sponsor Side Letter Agreement, 2,500,000 Class B ordinary shares of CCNB1 held by the Sponsor and CCNB1’s Independent Directors were automatically converted into 2,500,000 shares of Class B-1 Common Stock (collectively, the “Restricted Sponsor Shares”). The vesting conditions of the shares of Class B-1 Common Stock mirror the Series 2 RCUs. Upon conversion of the Restricted Sponsor Shares, the holder of each such Restricted Sponsor Share will be entitled to receive a payment equal to the amount of dividends declared on a share of Class A Common Stock beginning at February 4, 2021 and ending on the day before the date such Restricted Sponsor Share converts into a share of Class A Common Stock. If any of the Restricted Sponsor Shares do not convert prior to the ten-year anniversary of February 4, 2021, such Restricted Sponsor Shares will be canceled for no consideration and will not be entitled to receive any Catch-Up Payment, as defined in the Holdings LLCA, in respect of such Restricted Sponsor Shares.

Indemnification Agreements

The Company has entered into indemnification agreements with executive officers, Section 16 officers and directors for costs associated with any fees, expenses, judgments, fines and settlement amounts incurred in any action or proceeding to which any of those persons is, or is threatened to be, made a party by reason of service as a director or officer. The Company maintains director and officer insurance coverage that may enable the Company to recover a portion of any future amounts paid.

Kewill Inc. Settlement

In 2014, Kewill Inc. (“Kewill”) (a predecessor of BluJay) entered into a software licensing and service contract with a customer that resulted in a dispute over Kewill’s performance under the agreement. In June 2020, prior to the BluJay Acquisition, the customer filed suit. BluJay and its external counsel considered the claims meritless and intended to file a counter claim for delinquent uncollected receivables. At the time of the BluJay

Acquisition in September 2021, an allowance for credit losses was recorded against the uncollected receivables from this customer. No further accrual was established for this litigation at the time of the acquisition or in subsequent periods through the first quarter of fiscal 2024, as in management’s judgment, which was based on the advice of external legal counsel, the claims were without merit. Any loss beyond the uncollected receivables was considered remote and the maximum exposure was believed to be immaterial. In February 2022, consistent with the related contractual terms, the case moved to binding arbitration. Upon conclusion of the arbitration proceedings in August 2023, the arbitrator ruled against BluJay. On September 14, 2023, the parties agreed to a settlement for $17.8 million which resolved the matter and released the Company from all alleged claims. The settlement was paid on September 20, 2023.

Selected Historical Consolidated Financial Data

Set forth below is certain selected historical consolidated financial data relating to E2open. The selected financial data is as of and for the quarter ended May 31, 2025 and the fiscal year ended February 28, 2025, have been taken from E2open’s consolidated financial information and statements.

This information is only a summary. The selected historical consolidated financial data as of May 31, 2025 and February 28, 2025 should be read in conjunction with E2open’s quarterly report on Form 10-Q and annual report on Form 10-K for the fiscal year ended February 28, 2025. More comprehensive financial information are included in such reports, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by E2open with the SEC, and the following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained therein. See “Where You Can Find More Information and Incorporation by Reference” beginning on page 126. Results of interim periods are not necessarily indicative of the results expected for a full year or for future periods.

Summary Consolidated Balance Sheets

	As of
($ in thousands)	May 31, 2025	February 28, 2025
Cash and cash equivalents	$230,197	$197,350
Total current assets	$383,928	$379,596
Total assets	$2,377,809	$2,371,035
Total current liabilities	$366,284	$333,402
Total liabilities	$1,476,985	$1,493,865
Total stockholders’ equity	$900,657	$876,979

Summary Consolidated Statements of Operations and Comprehensive Income (Loss)

	Three Months Ended May 31,
($ in thousands, except per share information)	2025	2024
Revenue	$152,610	$151,163
Gross profit	$73,591	$72,660
Loss from operations	$(2,447)	$(16,845)
Net loss	$(15,523)	$(42,788)
Net loss attributable to E2open Parent Holdings, Inc.	$(14,126)	$(38,862)
Net loss attributable to E2open Parent Holdings, Inc. common shareholders per share, basic and diluted	$(0.05)	$(0.13)

Book Value Per Share

As of May 31, 2025, the book value per share of Class A Common Stock was $2.88. Book value per share of Class A Common Stock is computed by dividing total equity at May 31, 2025 by the total shares of Class  A Common Stock outstanding on that date.

Market Price of E2open Class A Common Stock

Class A Common Stock began trading on the NYSE under the symbol “ETWO” on February 4, 2021, following its business combination with CC Neuberger Principal Holdings I. As of July 8, 2025, 313,040,440 shares of Class A Common Stock were issued and outstanding, held by approximately 93 stockholders of record. The following table sets forth, for the periods indicated, the average high and low sales prices per share of Class A Common Stock.

	Market Price
	High	Low
Year ended February 2026
First Quarter	$2.36	$2.24
Year ended February 2025
First Quarter	$4.52	$4.35
Second Quarter	$4.50	$4.33
Third Quarter	$3.69	$3.55
Fourth Quarter	$2.80	$2.67

Year ended February 2024
First Quarter	$5.56	$5.36
Second Quarter	$5.22	$5.03
Third Quarter	$3.88	$3.71
Fourth Quarter	$4.07	$3.90

On May 23, 2025, the last trading day prior to the announcement of the transactions contemplated by the Merger Agreement, and on July 8, 2025, the latest practicable date before the mailing of this information statement, the closing sale prices per share of Class A Common Stock, as reported on the NYSE, were $2.57 and $3.26, respectively.

If the Mergers are consummated, each share of Class A Common Stock (other than the Dissenting Company Shares and Owned Company Shares) will be cancelled and exchanged into the right to receive the Per Share Price, subject to any applicable withholding taxes, and Class A Common Stock will be removed from listing on the NYSE and there will be no further public market for Class A Common Stock.

Dividends

Since the date of the consummation of our business combination with CC Neuberger Principal Holdings I, we have not paid dividends on outstanding Class A Common Stock. As of the date hereof, there are no accrued and unpaid cash dividends corresponding to any Equity Award. There are no accrued and unpaid dividends with respect to any outstanding shares of Company Common Stock. The terms of the Merger Agreement do not allow us to declare or pay a dividend until the consummation of the Mergers or the termination of the Merger Agreement, except for cash dividends made by one member of the Company Group to another member of the Company Group. Following the Mergers, there will be no further market for the Class A Common Stock.

APPRAISAL RIGHTS

General

Under the DGCL, you have the right to demand appraisal and to receive payment in cash for the fair value of your shares of Company Common Stock as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value, in lieu of the consideration you would otherwise be entitled to pursuant to the Merger Agreement, subject to the requirements and limitations set forth in Section 262 of the DGCL described herein. These rights are known as appraisal rights. Stockholders and beneficial owners electing to exercise appraisal rights must comply strictly with the provisions of Section 262 of the DGCL in order to perfect their rights. Strict compliance with the statutory procedures is required to perfect appraisal rights under Delaware law.

This section is intended as a brief summary of the material provisions of Delaware law pertaining to appraisal rights. The following discussion, however, is not a complete summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is accessible without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. All references in Section 262 of the DGCL and in this summary to “stockholder” (and all references in this summary to “holder”) are to the record holder of the shares of Company Common Stock immediately prior to the Company Merger Effective Time as to which appraisal rights are asserted. All references within Section 262 of the DGCL and this summary to “beneficial owner” mean the beneficial owner of shares of Company Common Stock held either in voting trust or by a nominee on behalf of such person. All references within Section 262 and this summary to “person” mean any individual, corporation, partnership, unincorporated association or other entity. Failure to comply strictly with the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights. The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation as to whether or not a Company stockholder or beneficial owner should exercise its right to seek appraisal under Section 262 of the DGCL. In view of the complexity of the provisions of Section 262 of the DGCL, stockholders and beneficial owners wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.

If the Company Merger is consummated, subject to certain exceptions specified in Section 262 of the DGCL and summarized below, holders and beneficial owners of shares of Company Common Stock who: (a) submit a proper written demand for appraisal of such shares to the Company; (b) hold or beneficially own such shares on the date of the making of such demand and continuously remain the record holders or beneficial owners, as the case may be, of such shares through the Company Merger Effective Time; (c) have not consented to or otherwise voted in favor of the Company Merger or otherwise withdrawn, lost or waived appraisal rights; (d) otherwise comply strictly with the applicable procedures and requirements set forth in Section 262 of the DGCL; (e) do not thereafter withdraw his, her or its demand for appraisal of such shares or otherwise lose his, her or its rights to seek appraisal; and (e) are, in the case of any beneficial owners, persons who (1) reasonably identify in his, her or its demand the holder of record of the shares of Company Common Stock for which the demand is made, (2) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (3) provides an address at which such beneficial owner consents to receive notices given by the Surviving Corporation under Section 262 of the DGCL and to be set forth on the verified list required by Section 262(f) of the DGCL, will be entitled to have their shares appraised by the Delaware Court of Chancery and receive payment in cash of the “fair value” of such shares (as determined by the Delaware Court of Chancery, exclusive of any element of value arising from the accomplishment or expectation of the Company Merger) as of the completion of the Company Merger instead of the Per Share Price, if applicable. Any such Company stockholder or beneficial owner awarded “fair value” for the holder’s or beneficial owner’s shares, as applicable, by the Delaware Court of Chancery would receive payment of that fair value in cash, together with interest, if any, in lieu of the right to receive the Per Share Price, if applicable. It is possible that any such “fair value” as determined by the Delaware Court of Chancery may be more or less than, or the same as, that which Company stockholders or beneficial owners will receive pursuant to the Merger Agreement.

When a merger agreement is approved by written consent without a meeting pursuant to Section 228 of the DGCL, as is the case with this Merger Agreement, Section 262 of the DGCL requires that either a constituent corporation before, or the Surviving Corporation within 10 days after, the effective date of the merger notify each of its stockholders who is entitled to appraisal rights that appraisal rights are so available and must include in each such notice a copy of Section 262 of the DGCL or information directing the stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost. Such notice, if given on or after the effective date of the merger, must also notify the stockholders of the effective date of the merger. This information statement constitutes our notice to the Company’s stockholders of the availability of appraisal rights in connection with the Company Merger in compliance with the requirements of Section 262 of the DGCL and a copy of the applicable statutory provisions is accessible without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Stockholders or beneficial owners who wish to exercise appraisal rights or who wish to preserve the right to do so should review the following summary and the applicable statutory provisions carefully. Failure to comply strictly with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Company unless certain stock ownership conditions are satisfied by the Company stockholders and beneficial owners seeking appraisal. Because of the complexity of the procedures for exercising the right to seek appraisal, stockholders and beneficial owners who wish to exercise appraisal rights are urged to consult with their own legal and financial advisors in connection with compliance under Section 262 of the DGCL. A Company stockholder who loses his, her, their or its appraisal rights will be entitled to receive the Per Share Price, if applicable, without interest.

How to Exercise and Perfect Your Appraisal Rights

If you are a Company stockholder or beneficial owner and wish to exercise the right to seek an appraisal of your shares of Company Common Stock, you must satisfy each of the following conditions:

•

you must deliver to the Company a written demand for the appraisal of your shares within 20 days after the date of the Company giving this notice. The demand must reasonably inform us of the identity of the stockholder of record or beneficial owner, as applicable, holding or beneficially owning the shares for which appraisal is demanded, the intention of the person to demand appraisal of his, her or its shares and, in the case of a demand made by a beneficial owner, reasonably identify the stockholder of record of such shares and must be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of the shares and a statement that such documentary evidence is a true and correct copy of what it purports to be and must provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation under Section 262 of the DGCL and to be set forth on the verified list required by Section 262(f) of the DGCL. A stockholder’s and beneficial owner’s failure to make a written demand for appraisal on or before the expiration of such 20-day period will result in the loss of that holder’s or beneficial owner’s appraisal rights, as applicable. For clarity, such 20-day period will begin to run on the date of mailing of this information statement;

•	you must not consent to, or vote in favor of, the Mergers;

•

you must continuously hold (in the case of a stockholder demanding appraisal) or beneficially own (in the case of a beneficial owner demanding your appraisal) your shares of Company Common Stock from the date of making the demand through the Company Merger Effective Time. You will lose your appraisal rights if you are a stockholder of record and transfer the shares, of if you are a beneficial owner and cease to beneficially own such shares, before the Company Merger Effective Time;

•	any stockholder or beneficial owner who has complied with the requirements of Section 262 of the DGCL, or the Company, must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the Company Merger Effective Time. The Company is under no obligation to file any petition and has no present intention of doing so; and

•	you must otherwise comply strictly with the applicable procedures and requirements set forth in Section 262 of the DGCL.

If you fail to comply strictly with any of these conditions and the Mergers are completed, you will be entitled to receive the Per Share Price, if applicable, without interest, but you will have no appraisal rights with respect to your shares of Company Common Stock.

In addition, because the Class A Common Stock is listed on a national securities exchange and is expected to continue to be listed on such exchange immediately prior to the consummation of the Mergers, the Delaware Court of Chancery will dismiss appraisal proceedings as to all holders of shares of Class A Common Stock who are otherwise entitled to appraisal rights, unless (a) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of Class A Common Stock eligible for appraisal or (b) the value of the consideration provided in the Mergers for such total number of shares entitled to appraisal exceeds $1 million. We refer to conditions (a) and (b) as the “ownership thresholds.” At least one of the ownership thresholds must be met in order for Company stockholders to be entitled to seek appraisal with respect to such shares of Class A Common Stock.

Who May Exercise Appraisal Rights

A demand for appraisal must be executed by or on behalf of the stockholder of record or beneficial owner of the shares. The demand should set forth, fully and correctly, the name of the stockholder holding the shares in record name as it appears on the stock certificates (or in the stock ledger). The demand must reasonably inform the Company of the identity of the record holder, or beneficial owner, as applicable, of the shares and that the stockholder or beneficial owner intends to demand appraisal of his, her or its Company Common Stock. In addition, if a demand is made by a beneficial owner, the demand must (a) reasonably identify the holder of record of the shares for which the demand is made, (b) provide documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (c) provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation under the DGCL and to be set forth on the verified list required by Section 262(f) of the DGCL. A holder of record, such as a bank, broker or other nominee, who holds shares of Company Common Stock as a nominee or intermediary for others, may exercise his, her or its right of appraisal with respect to the shares of Company Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Company Common Stock as to which appraisal is sought. Where no number of shares of Company Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Company Common Stock held in the name of the holder of record or beneficially owned by the beneficial owner.

If you own shares of Company Common Stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, the demand for appraisal should be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the holder or holders of record and expressly disclose in such demand the fact that such person is acting as an agent.

If you elect to exercise appraisal rights under Section 262 of the DGCL, you should mail or deliver a written demand to:

E2open Parent Holdings, Inc.

14135 Midway Road, Suite G300

Addison, TX 75001

Attention: General Counsel

Surviving Corporation’s Actions After Completion of the Mergers

If the Mergers are consummated, the Surviving Corporation will give written notice of the Company Merger Effective Time on or within 10 days after the Company Merger Effective Time to all of the Company stockholders and beneficial owners that are entitled to appraisal rights; provided, however, that if such notice is sent more than 20 days following the date of mailing of this information statement, such notice need only be sent to each holder and beneficial owner who is entitled to appraisal rights and who has demanded appraisal of his, her or its shares of Company Common Stock in accordance with Section 262 of the DGCL. At any time within 60 days after the Company Merger Effective Time, any person entitled to appraisal rights who did not commence an appraisal proceeding or joined such a proceeding as a named party will have the right to withdraw the demand for appraisal and to accept the Per Share Price, if applicable, in accordance with the Merger Agreement for his, her or its shares of Company Common Stock. In addition, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder or beneficial owner without the approval of the Delaware Court of Chancery, which approval may be conditioned on the terms the Delaware Court of Chancery deems just (including without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made with respect to the allocation of the expenses of the proceeding); provided, however, that this provision will not affect the right of any of the Company’s stockholder or beneficial owner that has made an appraisal demand but who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such stockholder’s or beneficial owner’s demand for appraisal and to accept the terms and the Per Share Price offered in the Mergers, if applicable, within 60 days after the Company Merger Effective Time. After 60 days after the Company Merger Effective Time, any withdrawal shall require the written approval of the Surviving Corporation. Within 120 days after the Company Merger Effective Time, either a record holder or a beneficial owner of Company Common Stock, provided such person has complied with the requirements of Section 262 of the DGCL and is otherwise entitled to appraisal rights, or the Surviving Corporation, may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder or beneficial owner, demanding an appraisal of the value of the shares of Company Common Stock held by all persons who have properly demanded appraisal. The Surviving Corporation is under no obligation to file an appraisal petition and has no present intention of doing so. If you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL. If, within 120 days after the Company Merger Effective Time, no petition has been filed as provided in Section 262 of the DGCL, all rights to appraisal will cease and any person who previously demanded appraisal will become entitled only to the Per Share Price, if applicable, without interest, in accordance with and pursuant to the terms of the Merger Agreement.

Within 120 days after the Company Merger Effective Time, any stockholder or beneficial owner who has complied with the provisions of Section 262 of the DGCL will be entitled to receive from the Surviving Corporation, upon written request, a statement setting forth the aggregate number of shares of Company Common Stock not consented in writing in favor of the Mergers and with respect to which demands for appraisal have been received, and the aggregate number of holders and beneficial owners holding or owning those shares (for which purpose the record holder of shares held by a beneficial owner who has made a demand for appraisal shall not be considered a separate stockholder holding such shares). Such statement must be given within 10 days after the written request therefor has been received by the Surviving Corporation or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for appraisal is duly filed by you or another holder of record or beneficial owner of Company Common Stock who has properly exercised his, her or its appraisal rights in accordance with the provisions of Section 262 of the DGCL, and a copy of the petition is delivered to the Surviving Corporation, the Surviving Corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all holders and beneficial owners who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the Surviving Corporation. The Register in

Chancery, if so ordered by the Delaware Court of Chancery, must give notice of the time and place fixed for the hearing of such by registered or certified mail to the Surviving Corporation and all persons shown on the verified list at the addresses therein stated. The costs of these notices are borne by the Surviving Corporation. After notice to persons who demanded appraisal of their shares of Company Common Stock as may be required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those persons who have complied with Section 262 of the DGCL and who have become entitled to appraisal thereunder. The Delaware Court of Chancery will then determine which stockholders and beneficial owners are entitled to appraisal rights and may require the persons demanding appraisal for their shares represented by certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and the Delaware Court of Chancery may dismiss the proceedings as to any such person who fails to comply with this direction. The Delaware Court of Chancery will also dismiss proceedings as to all Company stockholders and beneficial owners of Class A Common Stock if neither of the ownership thresholds described above is met. Where proceedings are not dismissed or the demand for appraisal is not successfully withdrawn, the appraisal proceeding will be conducted as to the shares of Company Common Stock for which the applicable stockholders and beneficial owners thereof are entitled to appraisal, in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the fair value of such shares of Company Common Stock, as applicable, exclusive of any element of value arising from the accomplishment or expectation of the Mergers, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as otherwise provided in Section 262 of the DGCL, interest from the Company Merger Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Company Merger Effective Time and the date of payment of the judgment. However, the Surviving Corporation has the right, at any point prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person entitled to appraisal. Notwithstanding the foregoing or anything herein to the contrary, if the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL, interest will accrue thereafter only on the sum of (a) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (b) interest accrued on the amount of the voluntary cash payment before such payment was made, unless such interest was paid by the Surviving Corporation at the time the voluntary cash payment is made. Upon application by the Surviving Corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list required by Section 262(f) of the DGCL may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights. When the fair value of such shares is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon, if any, by the Surviving Corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in the Delaware Court of Chancery may be enforced.

In determining the fair value, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.”

The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which were known, or which could be ascertained as of the date of the Mergers which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v.

Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

You should be aware that the fair value of your shares of Company Common Stock as determined under Section 262 of the DGCL could be more than, the same as, or less than the value of the consideration that you are entitled to receive under the terms of the Merger Agreement and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL.

Moreover, neither the Company nor Parent anticipates offering more than the Per Share Price to any Company stockholder or beneficial owner exercising appraisal rights and reserves the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL and to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of Company Common Stock is less than the Per Share Price. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery.

If no party files a petition for appraisal within 120 days after the Company Merger Effective Time or if neither of the ownership thresholds above has been satisfied in respect of such shares, then all Company stockholders and beneficial owners will lose the right to an appraisal and will instead receive the Per Share Price described in the Merger Agreement, if applicable, without interest thereon.

The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may tax those costs to the parties as the Delaware Court of Chancery determines to be equitable under the circumstances. Upon application of any person whose name appears on the verified list required by Section 262(f) of the DGCL and filed by the Surviving Corporation who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may order all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of Company Common Stock entitled to an appraisal not dismissed pursuant to Section 262(k) of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Section 262(k) of the DGCL. In the absence of such an order, each party to the appraisal proceeding bears its own expenses of its attorneys and experts. Determinations by the Delaware Court of Chancery are subject to the appellate review by the Delaware Supreme Court.

If you have duly demanded an appraisal in compliance with Section 262 of the DGCL you may not, on or after the Company Merger Effective Time, vote the shares subject to the demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to holders of record of Company Common Stock as of a record date prior to the Company Merger Effective Time.

If a person who has made a demand for an appraisal in accordance with Section 262 of the DGCL shall deliver to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares of Company Common Stock in accordance with subsection (e) of Section 262 of the DGCL, either within 60 days after the Company Merger Effective Time or thereafter with the written approval of the Surviving Corporation, then the right of such person to an appraisal of such shares subject to the withdrawal will cease. Notwithstanding the foregoing, an appraisal proceeding in the Delaware Court of Chancery shall not be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made under subsection (j) of Section 262 of the DGCL; provided, however, that any person who has not commenced an appraisal proceeding or joined such proceeding as a named party may withdraw such person’s demand for appraisal and to accept the terms and the Per Share Price, if applicable, offered in the Mergers within 60 days after the Company Merger Effective Time. If you fail to perfect, successfully withdraw your demand for appraisal, or lose the appraisal right, your shares of Company Common Stock will be converted into the right to receive the Per Share Price, if applicable, without interest thereon.

Failure to strictly comply with all of the procedures set forth in Section 262 of the DGCL for perfecting appraisal rights will result in the loss of your appraisal rights. In that event, you will be entitled to receive the Per Share Price for your shares of Company Common Stock, if applicable, in accordance with the Merger Agreement without interest. In view of the complexity of the provisions of Section 262 of the DGCL, if you are a Company stockholder or beneficial owner and are considering exercising your appraisal rights under the DGCL, you are urged to consult your own legal and financial advisor.

Holders and beneficial owners of Company Common Stock considering seeking to exercise their appraisal rights should be aware that the fair value of their shares of Company Common Stock as determined under Section 262 of the DGCL could be more than, the same as or less than the consideration they would receive pursuant to the Mergers if they did not seek appraisal of their shares of Company Common Stock. Failure to strictly comply with all of the procedures set forth in Section 262 of the DGCL will result in a loss of statutory appraisal rights. The process of demanding and exercising appraisal rights requires compliance with the prerequisites of Section 262 of the DGCL.

Consequently, and in view of the complexity of the provisions of Section 262 of the DGCL, if you wish to exercise your appraisal rights, you are urged to consult with your own legal and financial advisors in connection with compliance under Section 262 of the DGCL. To the extent there are any inconsistencies between the foregoing summary and Section 262 of the DGCL, Section 262 of the DGCL will govern.

WHERE YOU CAN FIND MORE INFORMATION AND INCORPORATION BY REFERENCE

We file annual, quarterly and current reports, proxy statements and other documents with the SEC. These reports contain additional information about E2open. E2open’s SEC filings are made electronically available to the public at the SEC’s website located at www.sec.gov. Stockholders can also obtain free copies of our SEC filings through the “Investor Relations” section of E2open’s website at https://investors.e2open.com/overview/. Our website address is being provided as an inactive textual reference only. The information provided on, or accessible through, our website, other than the copies of the documents listed or referenced below that have been or will be filed with the SEC, is not part of this information statement, and therefore is not incorporated herein by reference.

The SEC allows E2open to “incorporate by reference” information that it files with the SEC in other documents into this information statement. This means that E2open may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this information statement. This information statement and the information that E2open files later with the SEC may update and supersede the information incorporated by reference. Such updated and superseded information will not, except as so modified or superseded, constitute part of this information statement.

E2open also incorporates by reference in this information statement the following documents filed by it with the SEC under the Exchange Act:

Company Filings:	Periods:
Annual Report on Form 10-K	Fiscal year ended February 28, 2025, as filed on April 29, 2025
Current Report on Form 10-Q	Fiscal quarter ended May 31, 2025, as filed on July 10, 2025
Current Report on Form 8-K	May 25, 2025, as filed on May 27, 2025
Definitive Proxy Statement on Schedule 14A	As filed on June 18, 2025

E2open undertakes to provide without charge to each person to whom a copy of this information statement has been delivered, upon written or oral request, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference in this information statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this information statement incorporates. You may request a copy of these filings by telephone at (866) 432 6736 or by writing to us at:

Russell Johnson, Investor Relations

14135 Midway Road, Suite G300

Addison, Texas 75001

Parent Parties have supplied, and E2open has not independently verified, the information in this information statement relating to Parent Parties.

Stockholders should not rely on information that purports to be made by or on behalf of E2open other than that contained in or incorporated by reference in this information statement. E2open has not authorized anyone to provide information on behalf of E2open that is different from that contained in this information statement. This information statement is dated July 14, 2025 and is first being mailed to our stockholders on or about July 14, 2025. No assumption should be made that the information contained in this information statement is accurate as of any date other than that date, and the mailing of this information statement will not create any implication to the contrary.

HOUSEHOLDING OF INFORMATION STATEMENT

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, we deliver a single copy of this information statement to stockholders of record who have the same address unless we are notified that one or more of these stockholders wishes to receive individual copies. This procedure reduces our printing costs and postage fees.

If you participate in householding, upon oral or written request, we will deliver promptly a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. If you wish to receive a separate copy of this information statement, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact us by telephone at (866) 432 6736 or by writing to us at:

E2open Parent Holdings, Inc.

14135 Midway Road, Suite G300

Addison, TX 75001

Attention: Russell Johnson, Investor Relations

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

WISETECH GLOBAL LIMITED,

EMERALD PARENT MERGER SUB CORP.,

EMERALD HOLDINGS MERGER SUB LLC,

E2OPEN PARENT HOLDINGS, INC.

and

E2OPEN HOLDINGS, LLC

Dated as of May 25, 2025

A-i

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PARENT PARTIES		A-42

4.1	Organization; Good Standing	A-42
4.2	Corporate Power; Enforceability	A-42
4.3	Non-Contravention	A-42
4.4	Requisite Governmental Approvals	A-43
4.5	Legal Proceedings; Orders	A-43
4.6	Ownership of Holdings Units and Company Common Stock	A-43
4.7	Brokers	A-43
4.8	Operations of the Parent Parties	A-43
4.9	No Parent Vote, Approval or Financing Condition Required.	A-44
4.10	Available Funds	A-44
4.11	Stockholder and Management Arrangements	A-44
4.12	Solvency	A-44
4.13	Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans	A-45
4.14	Parent Party Information.	A-45
4.15	No Other Representations or Warranties	A-45

ARTICLE V INTERIM OPERATIONS OF THE COMPANY		A-46

5.1	Affirmative Obligations	A-46
5.2	Forbearance Covenants	A-46
5.3	No Solicitation	A-49
5.4	No Control of the Other Party’s Business	A-52

ARTICLE VI ADDITIONAL COVENANTS		A-52

6.1	Required Action and Forbearance; Efforts	A-52
6.2	Antitrust, Foreign Investment and Regulatory Matters	A-52
6.3	Stockholder Consent, Information Statement and Other Required SEC Filings; Special Warrant Exercise.	A-54
6.4	Special Warrant Exercise	A-56
6.5	Treatment of Company Indebtedness	A-56
6.6	Anti-Takeover Laws	A-56
6.7	Access	A-56
6.8	Section 16(b) Exemption	A-57
6.9	Directors’ and Officers’ Exculpation, Indemnification and Insurance	A-57
6.10	Employee Matters	A-59
6.11	Public Statements and Disclosure	A-61
6.12	Transaction Litigation	A-61
6.13	Stock Exchange Delisting; Deregistration	A-62
6.14	Additional Agreements	A-62
6.15	Parent Vote	A-62
6.16	Certain Arrangements	A-62
6.17	Tax Matters.	A-62
6.18	Certain Actions	A-63

ARTICLE VII CONDITIONS TO THE MERGERS		A-63

7.1	Conditions to Each Party’s Obligations to Effect the Mergers	A-63
7.2	Conditions to the Obligations of the Parent Parties	A-64
7.3	Conditions to the Obligations of the Company Parties to Effect the Mergers	A-64

A-ii

ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER		A-65

8.1	Termination	A-65
8.2	Manner and Notice of Termination; Effect of Termination	A-66
8.3	Fees and Expenses	A-67
8.4	Amendment	A-68
8.5	Extension; Waiver	A-68

ARTICLE IX GENERAL PROVISIONS		A-69

9.1	Survival of Representations, Warranties and Covenants	A-69
9.2	Notices	A-69
9.3	Assignment	A-70
9.4	Confidentiality	A-70
9.5	Entire Agreement	A-70
9.6	Third Party Beneficiaries	A-70
9.7	Severability	A-71
9.8	Remedies	A-71
9.9	Governing Law	A-72
9.10	Consent to Jurisdiction	A-72
9.11	WAIVER OF JURY TRIAL	A-72
9.12	No Recourse	A-73
9.13	Company Disclosure Letter References	A-73
9.14	Counterparts	A-73
9.15	Financing Provisions	A-73

EXHIBITS

Exhibit A	TRA Amendment

Exhibit B	Form of Certificate of Incorporation of the Surviving Corporation

Exhibit C	Form of Written Consent

A-iii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of May 25, 2025, by and among WiseTech Global Limited, an Australian public company limited by shares (“Parent”), Emerald Parent Merger Sub Corp., a Delaware corporation and a wholly owned Subsidiary of Parent (“Company Merger Sub”), Emerald Holdings Merger Sub LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent (“Holdings Merger Sub” and, together with Parent and Company Merger Sub, the “Parent Parties”), E2Open Parent Holdings, Inc., a Delaware corporation (the “Company”) and E2Open Holdings, LLC, a Delaware limited liability company (“Holdings” and, together with the Company, the “Company Parties”). Each of the Parent Parties and the Company Parties are sometimes referred to herein as a “Party.” All capitalized terms that are used in this Agreement have the respective meanings given to them in this Agreement.

RECITALS

A. The Company Board has unanimously (i) determined that it is in the best interests of the Company and the Company Stockholders, and declared it advisable, to enter into this Agreement providing for the merger of Company Merger Sub with and into the Company (the “Company Merger”), with the Company being the surviving corporation in the Company Merger, in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) upon the terms and subject to the conditions set forth herein; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Company Merger and the other Transactions upon the terms and subject to the conditions set forth herein; (iii) resolved to recommend that the Company Stockholders entitled to vote thereon adopt this Agreement in accordance with the DGCL; and (iv) directed that the adoption of this Agreement be submitted for consideration by the Company Stockholders entitled to vote thereon in connection with an action by written consent in lieu of a meeting.

B. The Company, in its capacity as the managing member of Holdings, has (i) determined it is fair to, and in the best interests of Holdings and its Members (as defined in the Holdings LLCA), and declared it advisable, to enter into this Agreement providing for the merger of Holdings Merger Sub with and into Holdings (the “Holdings Merger” and, together with the Company Merger, the “Mergers”) in accordance with the Delaware Limited Liability Company Act (the “DLLCA”) upon the terms and subject to the conditions set forth herein; and (ii) approved the execution and delivery of this Agreement by Holdings, the performance by Holdings of its covenants and other obligations hereunder, and the consummation of the Holdings Merger and the other Transactions upon the terms and subject to the conditions set forth herein.

C. Each of the board of directors of Parent, the board of directors of Company Merger Sub and the sole member of Holdings Merger Sub have (i) declared it advisable to enter into this Agreement; and (ii) approved (A) the execution and delivery of this Agreement, (B) the performance of their respective covenants and other obligations hereunder, and (C) the consummation of the Mergers and the other Transactions upon the terms and subject to the conditions set forth herein.

D. To induce Parent to enter into this Agreement, immediately prior to the execution of this Agreement, the Company, Holdings and the other requisite parties to the Tax Receivable Agreement have entered into the TRA Amendment in accordance with the Tax Receivable Agreement and will be effective immediately prior to the Company Merger Effective Time in accordance with its terms;

E. The Parent Parties and the Company Parties desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement, the Mergers and the other Transactions; and (ii) prescribe certain conditions with respect to the consummation of the Mergers and the other Transactions.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Parent Parties and the Company Parties agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:

(a) “Acceptable Confidentiality Agreement” means any confidentiality agreement, joint defense agreement, clean team agreement or common interest agreement (i) in effect as of the date hereof or (ii) executed, delivered and effective after the date hereof and containing substantive terms that are not less favorable in any material respect to the Company than those contained in the Confidentiality Agreement or the Clean Team Agreement, except that, with respect to clause (ii), any such confidentiality agreement need not contain any “standstill” or similar provision or otherwise prohibit the making of, or amendment to, any Acquisition Proposal. For the avoidance of doubt, any joinder to an Acceptable Confidentiality Agreement pursuant to which a third party agrees to be bound by the terms (in whole or in part) of an Acceptable Confidentiality Agreement shall be an Acceptable Confidentiality Agreement.

(b) “Acquisition Proposal” means any bona fide written offer, inquiry, indication of interest or proposal (other than any offer, inquiry, indication of interest or proposal by the Parent Parties or any of their respective Affiliates) to engage in an Acquisition Transaction.

(c) “Acquisition Transaction” means any single transaction or series of related transactions (other than the Transactions) involving:

(i) any direct or indirect purchase or other acquisition by any Person or Group (in each case, other than the Parent Parties or any of their respective Affiliates or any Group that includes the Parent Parties or any of their respective Affiliates) whether from the Company Parties or any other Person(s), of securities representing more than 20% of the total outstanding voting securities of the Company (including securities of Holdings which entitle the holder thereof to voting securities of the Company) after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or Group that, if consummated in accordance with its terms, would result in such Person or Group beneficially owning more than 20% of the outstanding voting securities of the Company (including securities of Holdings which entitle the holder thereof to voting securities of the Company) after giving effect to the consummation of such tender offer or exchange offer;

(ii) any direct or indirect purchase or other acquisition by any Person or Group, or stockholders of any such Person or Group, of assets (A) constituting more than 20% of the consolidated assets of the Company Group taken as whole or (B) to which more than 20% of the consolidated net revenue or net income of the Company Group taken as a whole, is attributable (in each case measured by the fair market value thereof on the date of such purchase or acquisition);

(iii) any merger, consolidation, business combination, spin-off, share exchange (including a split-off), recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company Parties pursuant to which any Person or Group, or stockholders of any such Person or Group, would hold, directly or indirectly, securities representing more than 20% of the equity interests of the Company

(including securities of Holdings which entitle the holder thereof to voting securities of the Company) or the resulting entity of such transaction after giving effect to the consummation of such transaction; or

(iv) any combination of the foregoing.

(d) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

(e) “Antitrust Law” means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914, and all other Laws, in any jurisdiction, whether domestic or foreign, in each case that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Mergers.

(f) “Artificial Intelligence Tools” means artificial intelligence or machine learning tools, or applications.

(g) “Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of February 28, 2025 set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on April 29, 2025.

(h) “B-2 Conversion Event” has the meaning set forth in the Charter.

(i) “Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law to be closed in New York, New York or Sydney, Australia.

(j) “Bylaws” means the By-Laws of the Company.

(k) “CARES Act” means the Coronavirus Aid, Relief and Economic Security Act, as signed into law by the President of the United States on March 27, 2020.

(l) “Charter” means the Certificate of Incorporation of the Company.

(m) “Clean Team Agreement” means the clean team agreement listed in Section 9.4 of the Company Disclosure Letter.

(n) “Code” means the Internal Revenue Code of 1986.

(o) “Company Board” means the Board of Directors of the Company.

(p) “Company Class A Common Stock” means the Class A common stock, par value $0.0001, of the Company.

(q) “Company Class V Common Stock” means the Class V common stock, par value $0.0001, of the Company.

(r) “Company Common Stock” means, collectively, the Company Class A Common Stock, the Company Non-Voting Class B Common Stock and the Company Class V Common Stock.

(s) “Company Credit Agreement” means the Credit Agreement, dated as of February 4, 2021, as amended from time to time, among, inter alios, E2Open, LLC, a Delaware limited liability company, E2Open Intermediate LLC, a Delaware limited liability company, the other borrowers and guarantors from time to time party thereto, the lenders and issuing banks from time to time party thereto and Goldman Sachs Bank USA, as administrative agent and collateral agent, and all pledge, security and other agreements and documents related thereto.

(t) “Company Financial Advisors” means the financial advisors to the Company set forth on Section 1.1(s) of the Company Disclosure Letter.

(u) “Company Group” means the Company Parties and their respective Subsidiaries.

(v) “Company Group Intellectual Property” means Intellectual Property used in, held for use in, or developed for the business or operations of the members of the Company Group.

(w) “Company Group Software” means proprietary Software that is owned or purported to be owned by the Company Group.

(x) “Company Indebtedness” means, collectively, any debt outstanding under the Company Credit Agreement.

(y) “Company Material Adverse Effect” means any change, event, effect or development that, individually or in the aggregate, (i) has or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company Group, taken as a whole or (ii) would prevent or materially delay the ability of the Company Parties to consummate the Transactions; provided, that none of the following, and no changes, events, effects or developments arising out of, relating to or resulting from the following (in each case, by itself or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur (subject to the limitations set forth below):

(i) general economic conditions, or conditions in the global, international or regional economy generally, including changes in inflation, tariffs, supply chain disruptions, and labor shortages;

(ii) conditions in the equity, credit, debt, financial, currency or capital markets in the United States or any other country or region in the world, including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of the United States or any other country or region in the world; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world;

(iii) conditions in the industries in which any member of the Company Group conducts business or in the United States or any other country or region in the world in which the Company Group conducts business, or changes therein;

(iv) any political or geopolitical conditions, outbreak of hostilities, armed conflicts, acts of war (whether or not declared), rebellion, insurrection, civil unrest, foreign or domestic social protest or social unrest (whether or not violent), sabotage, broad-based terrorism or military actions or a broad-based cyber attack (which cyber attack is not specifically caused by, specifically targeted to, or specifically directed at, the Company Group), including any escalation or worsening thereof, or any Law or sanction, mandate, directive, pronouncement, guideline or recommendation issued by a Governmental Authority in response to, the foregoing or any threats thereof, in each case, in the United States or any other country or region in the world;

(v) earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, nuclear incidents, or other natural or man-made disasters, weather conditions, power outages or electrical black-outs, and other force majeure events, including any escalation or worsening of, or any Law or sanction, mandate, directive, pronouncement, guideline or recommendation issued by a Governmental Authority in response to, any of the foregoing, in each case, in the United States or any other country or region in the world;

(vi) the negotiation, execution, delivery or performance of this Agreement or compliance with the terms hereof or the announcement of this Agreement or the pendency or consummation of the Transactions, including the identity of Parent or the impact thereof on the relationships, contractual or otherwise, of the Company Group with customers, suppliers, lenders, lessors, business partners, employees (including any employee attrition), regulators, Governmental Authorities, vendors or any other third Person (other than for purposes of the representations and warranties contained in Section 3.5 and Section 3.6 solely to the extent that such representation and warranty addresses consequences resulting from the negotiation, execution, delivery or performance of this Agreement or the announcement of this Agreement and the related conditions to Closing);

(vii) any action taken or refrained from being taken, in each case required by the terms hereof or to which Parent has approved or consented to in writing following the date of this Agreement;

(viii) changes or proposed changes in GAAP or other accounting standards, in any applicable Laws (or the enforcement or interpretation of any of the foregoing) or in any regulatory or legislative conditions, including the adoption, implementation, repeal, modification, reinterpretation or proposal of any Law or policy (or the enforcement or interpretation thereof) by any Governmental Authority, or any panel or advisory body empowered or appointed thereby;

(ix) any government shutdown or slowdown;

(x) any epidemics, pandemics (including COVID-19), plagues, other outbreaks of illness or public health events (including quarantine restrictions mandated or recommended by any Governmental Authority in response to any of the foregoing), including any escalation or worsening of any of the foregoing, in each case, in the United States or any other country or region in the world;

(xi) any COVID-19 Measures;

(xii) any anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions (including in connection with any dispute involving the Russian Federation and Ukraine);

(xiii) any changes in the price or trading volume of the Company Class A Common Stock or the Company Warrants, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur solely to the extent not otherwise excluded hereunder);

(xiv) any failure by the Company Group to meet (A) any public estimates or expectations of the Company Group’s revenue, earnings or other financial performance or results of operations for any period; or (B) any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood, in each case of the foregoing clauses (A) and (B) that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur solely to the extent not otherwise excluded hereunder); or

(xv) any Transaction Litigation or any demand or Legal Proceeding for appraisal of the fair value of any shares of Company Common Stock pursuant to the DGCL in connection therewith;

except, in each case of clauses (i), (ii), (iii), (v) and (viii) to the extent that such changes, events, effects or developments have had a disproportionate adverse effect on the Company relative to other companies of a similar size operating in the industries in which the Company Group, taken as a whole, conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur.

(z) “Company Non-Voting Class B Common Stock” means, together, the Company Series B-1 Common Stock and the Company Series B-2 Common Stock.

(aa) “Company Options” means any compensatory options to purchase shares of Company Common Stock, whether granted pursuant to the Company Stock Plan or otherwise.

(bb) “Company Owned Intellectual Property” means any Intellectual Property that is owned or purported to be owned by a member of the Company Group, including Company Group Software.

(cc) “Company Preferred Stock” means the preferred stock, par value $0.0001 per share, of the Company.

(dd) “Company PSUs” means awards of performance-based restricted stock units of the Company, whether granted pursuant to the Company Stock Plan or otherwise.

(ee) “Company RSUs” means awards of restricted stock units of the Company that either (i) were never subject to performance-based vesting conditions or (ii) were previously subject to performance-based vesting conditions, but for which the applicable performance criteria and resulting number of shares of Company Common Stock eligible to vest were determined prior to the date hereof and remain subject solely to time-based vesting conditions as of the date hereof, in each case, whether granted pursuant to the Company Stock Plan or otherwise.

(ff) “Company Series B-1 Common Stock” means the restricted Series B-1 common stock, par value $0.0001 per share, of the Company.

(gg) “Company Series B-2 Common Stock” means the restricted Series B-2 common stock, par value $0.0001 per share, of the Company, which is subject to vesting and will vest upon the occurrence of a B-2 Conversion Event.

(hh) “Company Stock Plan” means the E2Open Parent Holdings, Inc. 2021 Omnibus Incentive Plan, as amended from time to time.

(ii) “Company Stockholders” means the holders of shares of Company Common Stock.

(jj) “Company Termination Fee” means an amount equal to $37,500,000.

(kk) “Company Warrants” means, collectively, the Forward Purchase Warrants, the Private Placement Warrants and the Public Warrants.

(ll) “Confidentiality Agreement” means the confidentiality agreement listed in Section 9.4 of the Company Disclosure Letter.

(mm) “Continuing Employees” means each individual who is an employee of the Company Group immediately prior to the Closing (including those on vacation, sick leave, maternity leave, military service, lay-off, disability or other paid time off or leave of absence) and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Entities) immediately following the Closing.

(nn) “Contract” means any legally binding written or oral contract, subcontract, note, bond, mortgage, indenture, lease, sublease, license, sublicense or other agreement.

(oo) “COVID-19” means the coronavirus (COVID-19) pandemic, including any evolutions, mutations or variants of the coronavirus (COVID-19) disease, and any further epidemics or pandemics arising therefrom.

(pp) “COVID-19 Measures” means any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, protocol or guideline promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention or the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act and the Families First Coronavirus Response Act, as signed into law by the President of the United States on March 18, 2020, and the Consolidated Appropriations Act, 2021, Pub. L. 116-260, in each case, together with any administrative or other guidance published with respect thereto by any Governmental Authority.

(qq) “Director RSUs” means each Company RSU that is held by a non-employee director of the Company.

(rr) “DOJ” means the United States Department of Justice or any successor agency thereto.

(ss) “Employee Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA), whether or not subject to ERISA, and each other employment, individual independent consulting, bonus, commission, stock option, stock appreciation right, restricted stock, restricted stock unit, performance stock unit, stock purchase or other equity-based, incentive compensation, perquisite, fringe benefit, profit sharing, savings, pension, retirement, disability, vacation, deferred compensation, severance, separation, termination, retention, change of control, stay bonus, tax gross-up, and other compensation or benefit plan, program, agreement, policy, practice or arrangement, in each case, whether funded or unfunded, that is maintained, sponsored or contributed to by the Company Group, or with respect to which any member of the Company Group has any liability, for the benefit of any current or former employee, or other individual service provider of the Company Group, other than any such plan, scheme or arrangement sponsored or established by a Governmental Authority, to which contributions are required by Law and any Multiemployer Plan.

(tt) “Environmental Law” means any Law relating to pollution or protection of the environment (including ambient air, surface water, groundwater or land), natural resources or human health (as such relates to exposure to hazardous or toxic substances or wastes).

(uu) “Environmental Permits” means any Governmental Authorizations required or issued under or pursuant to any Environmental Law.

(vv) “Equity Award” means the Company Options, Company RSUs, and Company PSUs.

(ww) “Equity Award Exchange Ratio” means the quotient obtained by dividing (a) the Per Share Price by (b) the product of (i) the average exchange rate for Australian dollars to U.S. dollars over the ten (10) consecutive trading days ending with the complete trading day immediately before (and excluding) the Closing Date calculated using the spot exchange rate reported with respect to each such day by The Reserve Bank of Australia and (ii) the volume weighted average trading price in Australian dollars for Parent’s ordinary shares on the Australian Securities Exchange (as reported by the Australian Securities Exchange and Cboe Australia Pty Limited (also trading as Cboe, Chi-X and Chi-X Australia)) over the same ten (10) consecutive trading days ending with the complete trading day immediately before (and excluding) the Closing Date.

(xx) “ERISA” means the Employee Retirement Income Security Act of 1974.

(yy) “Exchange Act” means the Securities Exchange Act of 1934.

(zz) “Foreign Investment Laws” means any applicable Laws, including any state, national or multi-jurisdictional Laws, that are designed or intended to prohibit, restrict or regulate actions or transactions by foreigners to acquire interests in or control over domestic equities, securities, entities, assets, properties, land or interests.

(aaa) “Forward Purchase Warrant” means, prior to the Company Merger Effective Time, a warrant issued pursuant to the Forward Purchase Agreement (as defined in the Warrant Agreement) to purchase one share of Company Class A Common Stock and, after the Company Merger Effective Time, a warrant exercisable for the Per Share Price.

(bbb) “FTC” means the United States Federal Trade Commission or any successor agency thereto.

(ccc) “GAAP” means generally accepted accounting principles in the United States, consistently applied and as in effect from time to time.

(ddd) “Governmental Authority” means any government, political subdivision, governmental, administrative, self-regulatory or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

(eee) “Governmental Authorization” means any authorizations, approvals, licenses, franchises, clearances, permits, certificates, waivers, actions or non-actions, consents, exemptions, variances, expirations and terminations of any waiting period requirements issued by or obtained from, and any notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority.

(fff) “Group” means a “group” as used in Section 13(d) of the Exchange Act.

(ggg) “Hazardous Substance” means any (i) petroleum, petrochemical or petroleum distillate, derivative, product or by-product, radioactive material, polychlorinated biphenyl, asbestos, mold, lead paint or pigment or per- or polyfluoroalkyl substance, or (b) toxic or hazardous material, substance or waste defined, classified or regulated under any Environmental Law.

(hhh) “Holdings Common Units” means the limited liability company interests represented by common units issued under the Holdings LLCA (excluding the Holdings Restricted Common Units).

(iii) “Holdings LLCA” means the Third Amended and Restated Limited Liability Company Agreement of Holdings, dated as of February 4, 2021, by and among the Company, the Continuing Members (as defined therein) and each other Person who is or at any time becomes a Member (as defined therein).

(jjj) “Holdings Restricted Common Units” means, collectively, the Holdings Series 2 RCUs and any other Restricted Common Units (as defined in the Holdings LLCA) issued from time to time in accordance with the terms of the Holdings LLCA.

(kkk) “Holdings Series 2 RCUs” means the Restricted Common Units (as defined in the Holdings LLCA), which are subject to vesting and will vest upon the occurrence of a Series 2 Vesting Event.

(lll) “Holdings Units” means, together, the Holdings Common Units and the Holdings Restricted Common Units.

(mmm) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(nnn) “Information Statement Effectiveness Date” means the twenty first calendar day following the date of dissemination of the Information Statement, except as such date may be required to be delayed by applicable Law, including the rules and regulations promulgated under the Exchange Act, or by the staff of the SEC.

(ooo) “Intellectual Property” means any and all United States and foreign intellectual property and proprietary rights including the following: (i) patents, patent applications, statutory invention registrations, registered designs and similar or equivalent rights in inventions and designs, and all rights therein provided by international treaties and conventions, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, renewals, substitutions and extensions (including any supplemental protection certificate)

(“Patents”); (ii) registered and unregistered copyrights, works of authorship (including rights in Software as a work of authorship), copyrightable works (published or unpublished) and all applications and registrations therefor (“Copyrights”); (iii) rights associated with domain names, uniform resource locators, Internet Protocol addresses, social media handles and other names, identifiers and locators associated with Internet addresses, sites and services (“Internet Properties”); (iv) trademarks, service marks, trade dress rights and similar designation of origin and rights therein, and registrations and applications for registration thereof, together with all of the goodwill associated with any of the foregoing (“Marks”); (v) rights in computer programs (whether in source code, object code, human readable form or other form), applications, algorithms, user interfaces, application programming interfaces, firmware, diagnostics, software development tools and kits, operating system virtualization environments, Artificial Intelligence Tools and technology supporting the foregoing, together with all boot, compilation, configuration, debugging, performance analysis and runtime files, libraries, data and documentation, including user manuals and training materials, related to any of the foregoing and all corresponding intellectual property and proprietary rights in such technology (“Software”); (vi) trade secrets and industrial secret rights, rights in confidential information (including technical information, inventions and invention disclosures (whether or not patented or patentable and whether or not reduced to practice), proprietary data (including user data, whether in identifiable or anonymized form), databases, data collections, designs, processes, testing procedures, testing results and business, financial, sales and marketing plans) and other proprietary intellectual property rights in any jurisdiction with respect to the foregoing, in each case, that derives independent economic value, whether actual or potential, from not being generally known to other persons (“Trade Secrets”); and (vii) moral rights, proprietary database rights, design rights, industrial property rights, publicity rights, privacy rights and all other proprietary rights in technology, in each case of clauses (i) through (vii) above, to the extent protectable by applicable Law.

(ppp) “Intervening Event” means any change, event, effect, development or circumstance (including any change in probability or magnitude of circumstances) that was not known or reasonably foreseeable to the Company Board on the date of this Agreement (or, if known by the Company Board, the consequences of which were not known or reasonably foreseeable by the Company Board as of the date of this Agreement); provided that in no event shall the following changes, events, effects, developments or circumstances constitute an Intervening Event: (x) any Acquisition Proposal or (y) any change, in and of itself, in the price or trading volume of the Company Common Stock or any other securities of the Company or any change in credit rating of the Company or the fact, in and of itself, that the Company meets or exceeds internal or published estimates, projections, forecasts or predictions for any period (provided that the underlying causes of such changes in clause (y) may be considered and taken into account and may constitute an Intervening Event).

(qqq) “Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, dated as of October 10, 2021, by and among (i) the Company; (ii) (A) Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P., a Cayman Islands exempted limited partnership, (B) Insight Venture Partners Growth-Buyout Coinvestment Fund (Delaware), L.P., a Delaware limited partnership, (C) Insight Venture Partners (Cayman) IX, L.P., a Cayman Islands exempted limited partnership and (D) Insight Venture Partners (Delaware) IX, L.P., a Delaware limited partnership; (iii) (A) Helios Associates, LLC, a Delaware limited liability company, and (B) Sesame Investments LP, a Delaware limited partnership; (iv) (A) EFFEM Master Fund II Parallel, L.P., a Delaware limited partnership, (B) EFFEM Master Fund II, L.P., a Delaware limited partnership and (C) Performance EFFEM PE Fund II, L.P. (Series 2017); (v) Insight E2open Aggregator, LLC; (vi) Performance Direct Investments III, L.P., a Delaware limited partnership; (vii) CC Neuberger Principal Holdings I Sponsor LLC, a Delaware limited liability company; (viii) CC NB Sponsor 1 Holdings LLC, a Delaware limited liability company; (ix) Neuberger Berman Opportunistic Capital Solutions Master Fund LP, a Cayman Islands exempted limited partnership; (x) Eva F. Huston and Keith W. Abell; (xi) Francisco Partners III (Cayman), L.P., a Cayman Islands exempted limited partnership, and Francisco Partners Parallel Fund III (Cayman), L.P., a Cayman Islands exempted limited partnership; and (xii) Anderson Investments Pte. Ltd., a Singapore private limited company.

(rrr) “IT Assets” means (i) all computers (including servers, workstations, desktops, laptops and handheld devices), Software, hardware, networks, firmware, middleware, routers, hubs, switches, data communications lines, data storage devices, data centers, operating systems and other information technology equipment, hardware and infrastructure, including any “Infrastructure-as-a-Service” or “Platform-as-a-Service” or other cloud or hybrid cloud services relating thereto and (ii) all business systems software or applications (including CRM, ERP, HR, IT support and accounting systems), whether hosted, “on prem” or in the cloud, or provided as a service (e.g., “Software-as-a-Service”) and, in the case of both clauses (i) and (ii), all associated documentation.

(sss) “Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Legal Officer and Secretary, Vice President and Associate General Counsel and Chief Strategy Officer.

(ttt) “Labor Agreement” means any Contract that is a collective bargaining agreement, labor Contract or other written agreement or arrangement with any labor union, works council, labor organization or employee association applicable to employees of the Company Group.

(uuu) “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational, statute, ordinance, code, decree, order, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority and any award, order or decision of an arbitrator or arbitration panel with jurisdiction over the parties and subject matter of the dispute.

(vvv) “Legal Proceeding” means any claim, action, charge, lawsuit, litigation, investigation, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

(www) “Liens” means any mortgage, deed of trust, pledge, security interest, hypothecation, easement, right of way, charge, claim, lease, license, conditional sale agreement or other title retention agreement, option, right of first refusal, right of first offer or encumbrance of any kind.

(xxx) “Material Contract” means any of the following Contracts by which any member of the Company Group is party to or is otherwise bound (other than Company Stock Plans and Employee Plans):

(i) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company Group, taken as whole;

(ii) any Contract containing any covenant limiting the right of any member of the Company Group to engage in any line of business that is material to the Company Group, taken as a whole, other than any such Contracts that may be cancelled without material liability to the Company Group, taken as a whole, upon notice of ninety (90) days or less;

(iii) any Contract relating to the disposition or acquisition of equity or real or tangible assets by the Company Group (other than any equity or assets of a Subsidiary of Holdings) outside of the ordinary course of business pursuant to which the Company Group, taken as a whole, has material continuing obligations;

(iv) any Contract with any customer of the Company Group who, in the fiscal year ended February 28, 2025 was one of the twenty-five (25) largest sources of revenues for the Company Group, taken as a whole, based on amounts paid or payable (excluding any purchase orders, statements of work or invoices entered into in the ordinary course of business);

(v) any Contract with any vendor of the Company Group who, in the year ended February 28, 2025, was one of the twenty (20) largest sources of payment obligations for the Company Group, taken as a whole, based on amounts paid or payable (excluding any purchase orders, statements of work or invoices entered into in the ordinary course of business);

(vi) any Contract relating to or evidencing indebtedness of the Company Group in excess of $5,000,000 (excluding intercompany loans or other indebtedness between or among members of the Company Group);

(vii) any Contract that involves a joint venture, profit sharing, or similar agreement from which the Company Group recognized revenues in excess of $250,000 during the Company’s 2025 fiscal year (excluding distribution or resale agreements entered in the ordinary course of business);

(viii) any Labor Agreement;

(ix) any Lease with a current annual base rent in excess of $200,000;

(x) any Contract requiring capital expenditures (including capitalized development expenditures) after the date of this Agreement in an amount in excess of $250,000 in any calendar year;

(xi) Source Code Escrow Obligations relating to material Company Group Software licensed to any customer who, in the fiscal year ended February 28, 2025 was one of the ten (10) largest sources of revenues for the Company Group, taken as a whole, based on amounts paid or payable (excluding any purchase orders, statements of work or invoices entered into in the ordinary course of business); and

(xii) any Contract: (i) pursuant to which any third-party Intellectual Property is licensed or provided to the Company Group, other than (a) confidentiality and non-disclosure agreements entered into in the ordinary course of business, (b) non-exclusive licenses for generally commercially available, off-the-shelf non-customized Software under standard, non-negotiated terms for a one-time or annual aggregate fee of less than $250,000, (c) licenses to Open Source Software, (d) non-exclusive licenses granted to the Company Group in the ordinary course of business and (e) Contracts in which the license or grant of rights to use Intellectual Property is ancillary or incidental to the transaction contemplated by such Contract; (ii) pursuant to which the Company Group has granted to any person any right or interest in any material Company Owned Intellectual Property, including any right to use, or any option to acquire title to, any item of material Company Owned Intellectual Property, other than (a) confidentiality and non-disclosure agreements entered into in the ordinary course of business, (b) non-exclusive licenses granted in the ordinary course of business, (c) Source Code Escrow Obligations, and (d) Contracts in which the license or grant of rights to use Intellectual Property is non-exclusive and merely ancillary or incidental to the transaction contemplated by such Contract; or (iii) to which any Company Group is a party containing any covenant not to sue, concurrent use agreement, settlement agreement, co-existence agreement or other consent, in each case, with respect to any Intellectual Property (collectively, clauses (i) through (iii), the “IP Contracts”).

(yyy) “Non-U.S. Benefit Plan” means each Employee Plan maintained by the Company Group for the benefit of any employee or employees located outside of the United States.

(zzz) “NYSE” means the New York Stock Exchange and any successor stock exchange or inter-dealer quotation system operated by the New York Stock Exchange or any successor thereto.

(aaaa) “Open Source Software” means any Software that is distributed (i) as “free software” (as defined by the Free Software Foundation); or (ii) as “open source software” or pursuant to any license identified as an “open source license” by the Open Source Initiative (www.opensource.org/licenses) or other license that substantially conforms to the Open Source Initiative’s Open Source Definition (www.opensource.org/osd), including in the case of clause (i) or clause (ii), any such Software distributed under a license that requires derivative works based on such Software to be made publicly available under the same license, allows for reverse engineering, reverse assembly or reverse compilation of Software Incorporated with such Software, or prohibits the receipt of consideration in connection with sublicensing or distributing Software that is distributed, incorporated, integrated or otherwise bundled (collectively, “Incorporated”) with such Software.

(bbbb) “Order” means any order, judgment, injunction, ruling, writ, award or decree of any Governmental Authority.

(cccc) “Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a legal entity.

(dddd) “Parent Termination Fee” means an amount equal to $75,000,000.

(eeee) “Permitted Liens” means any of the following: (i) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other similar Liens or security interests that are not yet due or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; (iii) purchase money Liens and Liens securing rental payments under capital or operating lease arrangements; (iv) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vi) minor defects, imperfections or irregularities in title, charges, easements, covenants and rights of way of record and other similar non-monetary Liens (or encumbrances), and zoning, building and other land use codes or restrictions that are not violated by the current use of the applicable real property, in each case, that do not and would not reasonably be expected to interfere, in any material respect, with the current use or operation of the applicable property; (vii) any non-exclusive licenses with respect to any Intellectual Property entered into in the ordinary course; (viii) Liens pursuant to any Company Indebtedness; and (ix) statutory, common Law or contractual Liens (or encumbrances) securing payments not yet due, including Liens of landlords pursuant to the terms of any Lease or Liens against the interests of the landlord or owner of any Leased Real Property, in each case, unless caused by any member of the Company Group.

(ffff) “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(gggg) “Personal Data” means (i) any and all information that can reasonably be used to identify a natural person or that , in combination with other information, could reasonably be linked to an identified natural person; or (ii) any information defined as “personal data,” “personally identifiable information,” “personal information” or other similar terms under any applicable Privacy and Data Security Requirements.

(hhhh) “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period through the end of the Closing Date.

(iiii) “Principal Stockholders” means the stockholder parties to the Written Consent.

(jjjj) “Privacy and Data Security Requirements” means, with respect to any member of the Company Group, (i) any applicable Laws regulating the Processing of Personal Data; (ii) all obligations under all Contracts to which any member of the Company Group is a party or is otherwise bound that relate to Personal Data or protection of Personal Data on its IT Assets; and (iii) all publicly-posted policies of any member of the Company Group regarding the Company Group’s Processing of Personal Data or the Processing of Personal Data on its behalf.

(kkkk) “Private Placement Warrant” means, prior to the Company Merger Effective Time, a warrant issued pursuant to the Private Placement Warrants Purchase Agreement (as defined in the Warrant Agreement) to purchase one share of Company Class A Common Stock and, after the Company Merger Effective Time, a warrant exercisable for the Per Share Price.

(llll) “Processing” means the collection, access, use, disclosure, transmittal, transfer, securing, sharing, storage, maintenance, retention, deletion, disposal, modification, protection or processing of information.

(mmmm) “Public Warrant” means, prior to the Company Merger Effective Time, a warrant (other than a Private Placement Warrant or a Forward Purchase Warrant) to purchase one share of Company Class A Common Stock and, after the Company Merger Effective Time, a warrant exercisable for the Per Share Price.

(nnnn) “Representatives” means, with respect to any Person, its officers, directors, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, other advisors, Affiliates and other representatives.

(oooo) “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

(pppp) “SEC” means the United States Securities and Exchange Commission or any successor agency thereto.

(qqqq) “Securities Act” means the Securities Act of 1933.

(rrrr) “Series 2 Vesting Event” has the meaning set forth in the Holdings LLCA.

(ssss) “Specified Members” means any Members (as defined in the Holdings LLCA) other than the Company.

(tttt) “Straddle Period” means any taxable period that includes, but does not end on, the Closing Date.

(uuuu) “Subsidiary” of any Person means (i) a corporation of which more than 50% of the combined voting power of the outstanding voting equity securities of such corporation is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person; (ii) a partnership of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, is the manager or managing member and has the power to direct the policies, management and affairs of such limited liability company; or (iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, has at least a majority ownership and the power to direct the policies, management and affairs thereof. Notwithstanding anything to the contrary in this Agreement, for purposes of this Agreement, (A) Holdings will be deemed to be a Subsidiary of the Company and (B) following the Closing, the Surviving Entities and their respective Subsidiaries will be deemed to be Subsidiaries of Parent.

(vvvv) “Superior Proposal” means an Acquisition Proposal that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel) (i)

is reasonably capable of being consummated on the terms proposed, taking into account financial, legal, regulatory and other aspects of such Acquisition Proposal, including all material conditions contained therein and (ii) would be more favorable to the Company Stockholders from a financial point of view than the Mergers (taking into account any aspects of such proposal that the Company Board (or a committee thereof) considers relevant). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to (i) “20%” in the definition of “Acquisition Transaction” shall be deemed to be references to “50%” and (ii) “the Company or Holdings (by vote or economic interests)” will be deemed to be references to the “aggregate voting power of the Company, or the economic ownership of the Company and Holdings, taken as a whole.”

(wwww) “Surviving Entities” means, together, the Surviving LLC and the Surviving Corporation.

(xxxx) “Tax” means any U.S. federal, state and local and non-U.S. taxes, assessments and similar governmental charges and impositions (including taxes based upon or measured by gross receipts, income, profits, sales, use, or occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, employment, excise and property taxes) imposed by any Governmental Authority, each in the nature of a tax, together with any interest, penalties and additions to tax imposed thereon.

(yyyy) “Tax Receivable Agreement” means the Tax Receivable Agreement, dated as of February 4, 2021, by and among the Company, Holdings, the TRA Parties (as defined therein), Insight E2open Aggregator, LLC, a Delaware limited liability company, in its capacity as the TRA Representative (as defined therein), and each of the other Persons from time to time that become a party to the Tax Receivable Agreement.

(zzzz) “Tax Return” means any return, declaration, report, statement, or information return required to be filed with a Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

(aaaaa) “TRA Amendment” means that Tax Receivable Agreement Amendment No. 1, dated as of the date of this Agreement, by and among the Company, Holdings and the other requisite parties to the Tax Receivable Agreement identified therein, a true and complete copy of which is attached as Exhibit A hereto.

(bbbbb) “Transaction Litigation” means any Legal Proceeding commenced or threatened against a Party or any of its Subsidiaries or Affiliates (and/or their respective current or former directors and/or executive officers) or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or Affiliates, in each case in connection with, arising from or otherwise relating to the Transactions, other than any Legal Proceedings among the Parties related to this Agreement.

(ccccc) “Transactions” means the Mergers and the other transactions contemplated by this Agreement.

(ddddd) “Treasury Regulations” means the regulations promulgated under the Code.

(eeeee) “Warrant Agent” means Continental Stock Transfer & Trust Company, a New York corporation.

(fffff) “Warrant Agreement” means the Warrant Agreement, dated as of April 28, 2020, by and between the Company (formerly known as CC Neuberger Principal Holdings I) and the Warrant Agent.

(ggggg) “Willful and Material Breach” means a breach that is a consequence of an act or omission undertaken by the breaching party with the actual knowledge that the taking of, or failure to take, such act would or would reasonably be expected to cause, result in or constitute a material breach of this Agreement.

1.2 Index of Defined Terms. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Agreement	Preamble
Allocation Statement	6.17(d)
Alternative Acquisition Agreement	5.3(a)
Annual Bonus	6.10(d)
Anti-Corruption Laws	3.24(a)
ASX	2.8(f)
Capex Budget	5.2(k)
Capitalization Date	3.7(a)
Cash-Settled RSUs	2.8(b)(ii)
Certificates	2.9(c)
Chosen Courts	9.10(a)
Closing	2.3
Closing Date	2.3
Company	Preamble
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(d)(i)
Company Certificate of Merger	2.2(b)
Company Disclosure Letter	Article III
Company Group Registrations	3.16(a)
Company Incentive Plan	6.10(d)
Company Merger	Recitals
Company Merger Effective Time	2.2(b)
Company Merger Sub	Preamble
Company Parties	Preamble
Company Qualified DC Plan	6.10(f)
Company Related Parties	8.3(e)
Company Related Party	9.15
Company SEC Documents	Article III
Company Securities	3.7(c)
Continuation Period	6.10(b)
D&O Insurance	6.9(b)
DGCL	Recitals
Dissenting Company Shares	2.7(d)
DLLCA	Recitals
DTC	2.9(d)
Electronic Delivery	9.14
Enforceability Exceptions	3.2
Equity Award Holders	2.8(e)
Excluded Units	2.7(a)(iv)
Extended Termination Date	8.1(c)
FCPA	3.24(a)
Financing	4.9
Financing Sources	9.15
Governmental Approvals	6.2(a)
Holdings	Preamble
Holdings Certificate of Merger	2.2(a)
Holdings Merger	Recitals

Term	Section Reference
Holdings Merger Effective Time	2.2(a)
Holdings Merger Sub	Preamble
Holdings Pre-Closing Tax Return	6.17(b)
Import-Export Laws	3.24(c)
Indemnified Person	6.9(a)
Indemnified Persons	6.9(a)
Information Statement	6.3(b)
Lease	3.14(b)
Leased Real Property	3.14(b)
LLC Agreement	2.5(d)
Material Lease	5.2(q)
Maximum Premium	6.9(b)
Member Representative	6.17(c)
Mergers	Recitals
Multiemployer Plan	3.18(b)
New Plan	6.10(c)
Notice Period	5.3(c)(ii)(1)
OFAC	3.24(b)
Old Plans	6.10(c)
Option Consideration	2.8(a)
Other Indemnified Persons	6.9(d)
Other Required Company Filing	6.3(c)
Owned Company Shares	2.7(b)(vi)
Owned Holdings Units	2.7(a)(v)
Parent	Preamble
Parent Material Adverse Effect	7.3(a)
Parent Parties	Preamble
Parent Related Parties	8.3(e)
Party.	Preamble
Payment Agent	2.9(a)
Payment Fund	2.9(b)
Per Share Price	2.7(b)(ii)
Per Unit Price	2.7(a)(ii)
PSU Replacement Award	2.8(c)
Purchase Price Allocation Method	6.17(c)
Qualifying Termination	6.10(d)
Reduced Warrant Price	2.7(e)
Requisite Member Approval	3.3(a)
Requisite Stockholder Approval	3.4
RSU Cash Replacement Award	2.8(b)(iii)
RSU Equity Replacement Award	2.8(b)(ii)
Sanctions	3.24(b)
Security Incident	3.21(b)
share rights	2.8(f)
Source Code Escrow Obligation	3.21(e)
Source Code Escrow Obligations	3.21(e)
Special Warrant Exercise	2.7(e)
Specified Options	2.8(a)
Specified PSUs	2.8(c)
Specified RSUs	2.8(b)(i)

Term	Section Reference
Stockholder Consent	6.3(a)
Surviving Corporation.	2.1(b)
Surviving LLC.	2.1(a)
Tail Policy	6.9(b)
Termination Date	8.1(c)
Uncertificated Shares	2.9(c)
Vested Company RSU	2.8(b)(i)
Written Consent	6.3(a)

1.3 Certain Interpretations.

(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(g) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(h) Unless the context otherwise requires, any definition of or reference to any Law or any provision of any Law herein shall be construed as referring to such Law as from time to time amended, supplemented or modified, including by succession of comparable successor Laws and references to the rules and regulations promulgated thereunder or pursuant thereto.

(i) References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time in accordance with the terms hereof and thereof.

(j) All accounting terms used herein will be interpreted in accordance with GAAP.

(k) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(l) The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(m) The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(n) Documents or other information or materials will be deemed to have been “made available” by the Company if such documents, information or materials have been (i) posted to a virtual data room managed by the Company at www.datasite.com entitled “Project Emerald”; or (ii) delivered or provided to Parent or its Affiliates or its or their respective Representatives, in each case at any time at least one (1) Business Day prior to the execution and delivery of this Agreement.

(o) All references to time shall refer to New York City time unless otherwise specified.

ARTICLE II

THE MERGERS

2.1 The Mergers.

(a) The Holdings Merger. Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DLLCA, on the Closing Date, (i) Holdings Merger Sub will be merged with and into Holdings; (ii) the separate limited liability company existence of Holdings Merger Sub will thereupon cease; and (iii) Holdings will continue as the surviving limited liability company of the Holdings Merger and, immediately following the Company Merger Effective Time, as a wholly owned Subsidiary of Parent. Holdings, as the surviving limited liability company of the Holdings Merger, is sometimes referred to herein as the “Surviving LLC.”

(b) The Company Merger. Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, on the Closing Date, (i) Company Merger Sub will be merged with and into the Company; (ii) the separate corporate existence of Company Merger Sub will thereupon cease; and (iii) the Company will continue as the surviving corporation of the Company Merger and as a wholly owned Subsidiary of Parent. The Company, as the surviving corporation of the Company Merger, is sometimes referred to herein as the “Surviving Corporation.”

2.2 The Effective Times.

(a) The Holdings Merger Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Holdings Merger Sub and Holdings shall cause the Holdings Merger to be consummated pursuant to the DLLCA by filing a certificate of merger in customary form and substance (the “Holdings Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DLLCA (the time of such filing and acceptance for record by the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Holdings Merger Sub and Holdings and specified in the Holdings Certificate of Merger, being referred to herein as the “Holdings Merger Effective Time”).

(b) The Company Merger Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, immediately after the Holdings Certificate of Merger has been filed pursuant to Section 2.2(a), Parent, Company Merger Sub and the Company shall cause the Company Merger to be consummated pursuant to the DGCL by filing a certificate of merger in customary form and substance (the “Company Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL (the time of such filing and acceptance for record by the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Company Merger Sub and the Company and specified in the Company Certificate of Merger, being referred to herein as the “Company Merger Effective Time”); provided, that the Company Merger Effective Time shall occur immediately after the Holdings Merger Effective Time.

2.3 The Closing. The consummation of the Mergers will take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, remotely by exchange of documents and signatures (or their electronic counterparts), on a date to be agreed upon by Parent and the Company that is no later than the fifth Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as Parent and the Company mutually agree in writing. The date on which the Closing occurs is referred to as the “Closing Date.”

2.4 Effect of the Mergers.

(a) Effect of the Holdings Merger. At the Holdings Merger Effective Time, the effect of the Holdings Merger will be as provided in this Agreement and the applicable provisions of the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the Holdings Merger Effective Time all (a) of the property, rights, privileges, powers and franchises of Holdings and Holdings Merger Sub will vest in the Surviving LLC; and (b) debts, liabilities and duties of Holdings and Holdings Merger Sub will become the debts, liabilities and duties of the Surviving LLC.

(b) Effect of the Company Merger. At the Company Merger Effective Time, the effect of the Company Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Company Merger Effective Time all (a) of the property, rights, privileges, powers and franchises of the Company and Company Merger Sub will vest in the Surviving Corporation; and (b) debts, liabilities and duties of the Company and Company Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

2.5 Organizational Documents.

(a) Certificate of Incorporation of the Surviving Corporation. At the Company Merger Effective Time, the Charter shall be amended and restated in its entirety to read as set forth on Exhibit B attached hereto and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided by the DGCL and such certificate of incorporation (subject to Section 6.9(a)).

(b) Bylaws of the Surviving Corporation. At the Company Merger Effective Time, the bylaws of Company Merger Sub as in effect immediately prior to the Company Merger Effective Time shall become the bylaws of the Surviving Corporation, except that all references to Company Merger Sub shall be automatically amended and shall become references to the Surviving Corporation, until thereafter amended as provided by the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws (subject to Section 6.9(a)).

(c) Certificate of Formation of the Surviving LLC. At the Holdings Merger Effective Time, the certificate of formation of Holdings, as in effect immediately prior to the Holdings Merger Effective Time, will remain unchanged and will become the certificate of formation of the Surviving LLC until thereafter amended in accordance with the applicable provisions of the DLLCA.

(d) Limited Liability Company Agreement of the Surviving LLC. At the Holdings Merger Effective Time, the limited liability company agreement of Holdings Merger Sub, as in effect immediately prior to the Holdings Merger Effective Time, will become the limited liability company agreement of the Surviving LLC (the “LLC Agreement”) until thereafter amended in accordance with the applicable provisions of the DLLCA and the LLC Agreement.

2.6 Directors and Officers.

(a) Directors of the Surviving Corporation. At the Company Merger Effective Time, the initial directors of the Surviving Corporation will be the directors of Company Merger Sub as of immediately prior to the Company Merger Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

(b) Officers of the Surviving Corporation. At the Company Merger Effective Time, the initial officers of the Surviving Corporation will be the officers of Company Merger Sub as of immediately prior to the Company Merger Effective Time, each to hold office in accordance with the certificate of incorporation of the Surviving Corporation until their respective successors are duly appointed.

(c) Officers of the Surviving LLC. At the Holdings Merger Effective Time, the initial officers of the Surviving LLC will be the officers of Holdings Merger Sub as of immediately prior to the Holdings Merger Effective Time, each to hold office in accordance with the LLC Agreement until their respective successors are duly appointed.

2.7 Effect on Holdings Units and Company Common Stock.

(a) Holdings Units. Upon the terms and subject to the conditions set forth in this Agreement, at the Holdings Merger Effective Time, by virtue of the Holdings Merger and without any action on the part of the Parent Parties, the Company Parties or the holders of any of the securities described in this Section 2.7(a), the following will occur:

(i) each unit of limited liability interests of Holdings Merger Sub that is outstanding as of immediately prior to the Holdings Merger Effective Time will be converted into one unit of limited liability company interests of the Surviving LLC, and thereupon each unit representing ownership of such limited liability company interests of Holdings Merger Sub will thereafter represent ownership of limited liability company interests in the Surviving LLC;

(ii) each Holdings Common Unit that is issued and outstanding as of immediately prior to the Holdings Merger Effective Time (other than the Excluded Units (as defined below), the Owned Holdings Units (as defined below) and Holdings Restricted Common Units) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $3.30, without interest thereon (the “Per Unit Price”), in accordance with the provisions of Section 2.9;

(iii) each Holdings Series 2 RCU (other than the Excluded Units and Owned Holdings Units) that is issued and outstanding as of immediately prior to the Holdings Merger Effective Time shall vest (it being understood and agreed that the consummation of the Mergers and the other Transactions shall constitute a Series 2 Vesting Event) and will be automatically cancelled, extinguished and converted into the right to receive the Per Unit Price, in accordance with the provisions of Section 2.9;

(iv) each Holdings Common Unit and Holdings Restricted Common Unit, as applicable, that is held directly by the Company Parties as of immediately prior to the Holdings Merger Effective Time (collectively, the “Excluded Units”), shall be unaffected by the Holdings Merger and shall remain outstanding as Holdings Common Units and Holdings Restricted Common Units, as applicable, of the Surviving LLC held by the Company Parties; and

(v) each Holdings Common Unit and Holdings Restricted Common Unit, as applicable, that is owned by the Parent Parties or any of their respective Affiliates as of immediately prior to the Holdings Merger Effective Time (collectively, the “Owned Holdings Units”) will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.

(b) Company Common Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of Parent Parties, the Company Parties or the holders of any of the securities described in this Section 2.7(b), the following will occur:

(i) each share of common stock, par value $0.01 per share of Company Merger Sub that is issued and outstanding as of immediately prior to the Company Merger Effective Time will automatically be cancelled and converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation and thereupon each certificate representing shares of common stock of Company Merger Sub will thereafter represent ownership of shares of common stock in the Surviving Corporation;

(ii) each share of Company Class A Common Stock that is issued and outstanding as of immediately prior to the Company Merger Effective Time (other than Owned Company Shares (as defined below) or Dissenting Company Shares (as defined below)) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $3.30, without interest thereon (the “Per Share Price”), in accordance with the provisions of Section 2.9 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.11);

(iii) each share of Series B-1 Common Stock (other than Owned Company Shares (as defined below)) pending conversion will be automatically cancelled, extinguished and converted into the right to receive the Per Share Price, in accordance with the provisions of Section 2.9 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.11);

(iv) each share of Series B-2 Common Stock (other than Owned Company Shares (as defined below)) shall automatically vest (it being understood and agreed that the consummation of the Mergers and the other Transactions shall constitute a B-2 Conversion Event) and will be automatically cancelled, extinguished and converted into the right to receive the Per Share Price, in accordance with the provisions of Section 2.9 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.11);

(v) each share of Company Class V Common Stock (other than Dissenting Company Shares (as defined below)) will be automatically cancelled and extinguished without any conversion thereof or consideration paid therefor; and

(vi) each share of Company Common Stock that is (A) held by the Company as treasury stock or (B) owned by the Parent Parties or any of their respective Affiliates, in each case as of immediately prior to the Company Merger Effective Time (collectively, the “Owned Company Shares”) will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.

(c) Adjustment to the Per Unit Price or the Per Share Price. The Per Unit Price and the Per Share Price will be adjusted appropriately (and subject to the terms of the Charter and the Holdings LLCA) to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Holdings Units or Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to the Holdings Units or Company Common Stock, as applicable, occurring on or after the date of this Agreement and prior to the Holdings Merger Effective Time or the Company Merger Effective Time, as applicable.

(d) Statutory Rights of Appraisal. Notwithstanding anything to the contrary set forth in this Agreement, if required by the DGCL (but only to the extent required thereby), Company Common Stock that is issued and outstanding immediately prior to the Company Merger Effective Time (other than the Owned Company Shares) and that is held by holders of such Company Common Stock who have not voted in favor of the adoption of this Agreement or consented thereto in writing and who have properly exercised appraisal rights with respect thereto in accordance with, and who have complied with, Section 262 of the DGCL with respect to any such share of Company Common Stock held by any such holder (the “Dissenting Company Shares”) will not be converted into the right to receive the Per Share Price pursuant to this Section 2.7, and holders of such Dissenting Company Shares will be entitled to receive payment of the fair value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL unless and until any such holder fails to perfect or effectively withdraws or loses their rights to appraisal and payment under the DGCL. If, after the Company Merger Effective Time, any such holder fails to perfect or effectively withdraws or loses such rights, such Dissenting Company Shares will thereupon be treated as if they had been converted into, at the Company Merger Effective Time, the right to receive the Per Share Price and the Surviving Corporation shall remain liable for payment of the Per Share Price for such Dissenting Company Shares in accordance with this Agreement. At the Company Merger Effective Time, any holder of Dissenting Company Shares will cease to have any rights with respect thereto, except the rights provided in Section 262 of the DGCL and as provided in the previous sentence. The Company shall give Parent (i) reasonably prompt notice of any demands received by the Company for appraisal of Company Common Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company in respect of Dissenting Company Shares and (ii) the opportunity to direct, in consultation with the Company, all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands. Parent shall not, except with the prior written consent of the Company, require the Company to make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

(e) Company Warrants. At the Company Merger Effective Time, each outstanding Company Warrant shall, in accordance with the terms of the Warrant Agreement, automatically and without any required action on the part of the holder thereof or any other Person, cease to represent a Company Warrant exercisable for Company Class A Common Stock and shall become a Company Warrant exercisable for the Per Share Price. If a Registered Holder (as defined in the Warrant Agreement) properly exercises a Company Warrant within thirty (30) days following the public disclosure of the consummation of the Company Merger pursuant to a Current Report on Form 8-K filed with the SEC, the Warrant Price (as defined in the Warrant Agreement) with respect to such exercise shall be reduced by an amount (in dollars) equal to the difference of (i) the Warrant Price in effect prior to such reduction minus (ii) (A) the Per Share Price (but in no event less than zero) minus (B) the Black-Scholes Warrant Value (as defined in the Warrant Agreement) (such reduced Warrant Price, the “Reduced Warrant Price” and such exercise, the “Special Warrant Exercise”).

2.8 Equity Awards.

(a) Company Options. At the Company Merger Effective Time, each Company Option outstanding as of immediately prior to the Company Merger Effective Time with an exercise price per share less than the Per Share Price, whether vested or unvested, will automatically, without any action on the part of the Parent Parties or the Company Parties or the holder thereof, be cancelled and converted into and will become the right to receive an amount in cash, without interest thereon and subject to applicable withholding Taxes, equal to the product of (i) the number of shares of Company Common Stock subject to such Company Option as of immediately prior to the Company Merger Effective Time and (ii) the excess, if any, of the Per Share Price over the exercise price per share of such Company Option (with respect to such Company Option, the “Option Consideration”). With respect to the Company Options set forth in Section 2.8(a) of the Company Disclosure Letter (“Specified Options”), for purposes of determining the number of Specified Options that will be cancelled and converted into the right to receive the Option Consideration pursuant to this Section 2.8(a), any performance-based vesting conditions will be measured based on the Per Share Price. Each Company Option with (A) an exercise price per share equal to or greater than the Per Share Price or (B) a performance-based vesting condition that is not achieved as a result of the Transactions, in each case of clauses (A) and (B), will be cancelled without any action on the part of the holder thereof and without any cash payment being made in respect thereof.

(b) Company RSUs.

(i) At the Company Merger Effective Time, (A) each Company RSU that is vested but remains unsettled as of immediately prior to the Company Merger Effective Time (each, a “Vested Company RSU”) and (B) each Company RSU set forth in Section 2.8(b)(i) of the Company Disclosure Letter (“Specified RSUs”) or Director RSU that is outstanding as of immediately prior to the Company Merger Effective Time, whether vested or unvested, will automatically, without any action on the part of the Parent Parties, the Company Parties or the holder thereof, be cancelled and converted into and will become the right to receive an amount in cash, without interest thereon and subject to applicable withholding Taxes, equal to the product of (1) the Per Share Price and (2) the total number of shares of Company Common Stock subject to such Company RSU as of immediately prior to the Company Merger Effective Time.

(ii) At the Company Merger Effective Time, each Company RSU (other than any Company RSU set forth in Section 2.8(b)(ii) of the Company Disclosure Letter (such Company RSUs, “Cash-Settled RSUs”), Vested Company RSU, Specified RSU or Director RSU) that is outstanding as of immediately prior to the Company Merger Effective Time, will automatically, without any action on the part of the Parent Parties, the Company Parties or the holder thereof, be cancelled and, in exchange therefor, the holder of such cancelled Company RSU will be entitled to receive, in consideration of the cancellation of such Company RSU, a Parent restricted stock unit award covering the number of ordinary shares of Parent equal to the product of (A) the Equity Award Exchange Ratio and (B) the number of shares of Company Common Stock underlying such Company RSU (each, an “RSU Equity Replacement Award”), with any resulting fractional number of ordinary shares of Parent covered by such RSU Equity Replacement Award rounded down to the next whole number.

(iii) At the Company Merger Effective Time, each Cash-Settled RSU will automatically, without any action on the part of the Parent Parties, the Company Parties or the holder thereof, be cancelled and, in exchange therefor, the holder of such cancelled Cash-Settled RSU will be entitled to receive, in consideration of the cancellation of such Cash-Settled RSU, a restricted cash award representing the right to receive an amount in cash, without interest thereon and subject to applicable withholding Taxes, equal to the product of (A) the Per Share Price and (B) the total number of shares of Company Common Stock subject to such Cash-Settled RSU as of immediately prior to the Company Merger Effective Time (each, an “RSU Cash Replacement Award”).

(iv) Each RSU Cash Replacement Award and RSU Equity Replacement Award shall have no less favorable terms and conditions, including with respect to vesting and acceleration provisions upon a qualifying termination of employment, as were applicable to the applicable Company RSU immediately prior to the Company Merger Effective Time, except for terms rendered inoperative by reason of the Transactions and other administrative or ministerial changes determined by Parent or as explicitly provided in this Section 2.8.

(c) Company PSUs. Except for the Company PSUs set forth in Section 2.8(c) of the Company Disclosure Letter (“Specified PSUs”), at the Company Merger Effective Time, each Company PSU outstanding as of immediately prior to the Company Merger Effective Time, will automatically, without any action on the part of the Parent Parties, the Company Parties or the holder thereof, be cancelled and, in exchange therefor, the holder of such cancelled Company PSU will be entitled to receive, in consideration of the cancellation of such Company PSU, a Parent time-based restricted stock unit award covering the number of ordinary shares of Parent equal to the product of (i) the Equity Award Exchange Ratio and (ii) the total number of shares of Company Common Stock underlying such Company PSU (each, a “PSU Replacement Award”), with any resulting fractional number of ordinary shares of Parent covered by such PSU Replacement Award rounded down to the next whole number. Each PSU Replacement Award shall have no less favorable terms and conditions, including with respect to vesting and acceleration provisions upon a qualifying termination of employment, as were applicable to the applicable Company PSU immediately prior to the Company Merger Effective Time, except for terms rendered inoperative by reason of the Transactions (including performance-based vesting conditions) and other administrative or ministerial changes determined by Parent or as explicitly provided in this Section 2.8. For purposes of determining the number of shares of Company Common Stock subject to each Company PSU for purposes of this Section 2.8(c), the revenue growth performance-based vesting condition that applied to the Company PSUs immediately prior to the Company Merger Effective Time shall be deemed attained at 100% in accordance with the terms of the applicable award agreements governing such Company PSUs.

(d) Specified PSUs. At the Company Merger Effective Time, each Specified PSU outstanding as of immediately prior to the Company Merger Effective Time, whether vested or unvested, will automatically, without any action on the part of the Parent Parties, the Company Parties or the holder thereof, be cancelled and converted into and will become the right to receive an amount in cash, without interest thereon and subject to applicable withholding Taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Specified PSU as of immediately prior to the Company Merger Effective Time. For purposes of determining the number of shares of Company Common Stock subject to each Specified PSU for purposes of this Section 2.8(d), (A) the revenue growth performance-based vesting condition that applied to the Specified PSUs immediately prior to the Company Merger Effective Time shall be deemed attained at 100% in accordance with the terms of the applicable award agreements governing such Specified PSUs and (B) the stock price performance-based vesting condition that applied to the Specified PSUs immediately prior to the Company Merger Effective Time shall be measured based on the Per Share Price, with any such performance-based vesting condition that is not achieved as a result of the Transactions cancelled without any action on the part of the holder thereof and without any cash payment being made in respect thereof.

(e) Payment Procedures. Parent shall cause the Surviving Corporation to pay holders of Equity Awards (the “Equity Award Holders”), as applicable, through its payroll system or payroll provider, all amounts required to be paid to such holders in respect of the Equity Awards that are cancelled pursuant to this Section 2.8 (other than Equity Awards canceled pursuant to Section 2.8(b)(ii) or 2.8(c)), less any required withholding pursuant to Section 2.12, (i) as promptly as reasonably practicable, but in no event later than thirty (30) days, after the Closing Date, in the case of Company Options, Vested Company RSUs, Specified RSUs, Director RSUs, and Specified PSUs, and (ii) with respect to each RSU Cash Replacement Award, each portion thereof shall be payable as promptly as practicable, and in no event later than thirty (30) days following the date such portion is vested; provided that such payment with respect to Equity Awards shall be made at such other time or times following the Closing Date consistent with the terms of the applicable award agreement to the extent necessary to avoid the imposition of additional income tax pursuant to Section 409A of the Code. Parent shall issue the RSU Equity Replacement Awards and PSU Replacement Awards to the applicable Equity Award Holders as promptly as reasonably practicable, but in no event later than thirty (30) days after the Closing Date.

(f) Further Actions. The Company Parties and the Company Board (or a duly formed committee thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act) shall take all actions necessary to give effect to this Section 2.8, including the treatment of Equity Awards as contemplated by this Section 2.8 (including the satisfaction of the requirements of Rule 16b3(e) promulgated under the Exchange Act). Parent shall file an Appendix 3G on the Australian Securities Exchange (“ASX”) in relation to the Parent restricted stock unit award (the “share rights”) issued in respect of the number of ordinary shares of Parent subject to the RSU Equity Replacement Awards and PSU Replacement Awards at the end of the financial quarter during which the share rights are issued in accordance with this Agreement and a further ASX Appendix 3G during each subsequent financial quarter during which any share rights are exchanged for ordinary shares of Parent in accordance with their terms, as required under ASX Listing Rules and as necessary to effectuate the transactions contemplated by Section 2.8(b)(ii) and 2.8(c).

2.9 Exchange of Certificates.

(a) Payment Agent. Prior to the Closing, Parent shall (i) select a nationally recognized bank or trust company reasonably acceptable to the Company to act as the payment agent for the Mergers (the “Payment Agent”); and (ii) enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent.

(b) Payment Fund. At or prior to the Closing, Parent shall deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds, for payment to the holders of (x) shares of Company Common Stock and (y) Holdings Units pursuant to Section 2.7, an amount of cash equal to the aggregate consideration to which such holders of Company Common Stock and Holdings Units become entitled pursuant to Section 2.7. Until disbursed in accordance with the terms and conditions of this Agreement, such cash shall be invested by the Payment Agent, as directed by Parent or the Surviving Entities, in (i) obligations of or fully guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States with a maturity of no more than thirty (30) days; (ii) commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively; or (iii) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1,000,000,000 (based on the most recent financial statements of such bank that are then publicly available) (such cash and any proceeds thereon, the “Payment Fund”). To the extent that (A) there are any losses with respect to any investments of the Payment Fund; (B) the Payment Fund diminishes for any reason below the level required for the Payment Agent to promptly pay the cash amounts contemplated by Section 2.7; or (C) all or any portion of the Payment Fund is unavailable for Parent (or the Payment Agent on behalf of Parent) to promptly pay the cash amounts contemplated by Section 2.7 for any reason, Parent shall, or shall cause the Surviving Entities to, promptly replace or restore the amount of cash in the Payment Fund so as to ensure that the Payment Fund is at all times fully available for distribution and maintained at a level sufficient for the Payment Agent to make the payments contemplated by Section 2.7. Any income from investment of the Payment Fund will be payable to Parent or the Surviving Entities as Parent directs. The Payment Fund shall not be used for any purpose other than the payment to holders of Company Common Stock and Holdings Units as contemplated by Section 2.7.

(c) Payment Procedures. Promptly following the Closing (and in any event within three (3) Business Days following the Closing), Parent and the Surviving Entities will cause the Payment Agent to mail to each holder of record (as of immediately prior to the Holdings Merger Effective Time or the Company Merger Effective Time, as applicable) of (i) a certificate or certificates that immediately prior to the Company Merger Effective Time represented outstanding shares of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares, as applicable) (the “Certificates”); (ii) uncertificated shares of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares, as applicable) (the “Uncertificated Shares”) and (iii) Holdings Units, (A) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Payment Agent); and (B) instructions for use in effecting the surrender of the Certificates, Uncertificated Shares and Holdings Units, as applicable, in exchange for the Per Share Price or the Per Unit Price, as applicable, payable in respect thereof pursuant to Section 2.7. With respect to holders of Certificates, upon surrender of Certificates for cancellation to the Payment Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (x) the aggregate number of shares of Company Common Stock represented by such Certificate; by (y) the Per Share Price (less any applicable withholding Taxes payable in respect thereof), and the Certificates so surrendered will forthwith be cancelled. With respect to holders of Uncertificated Shares, upon receipt of an “agent’s message” by the Payment Agent (or such other evidence, if any, of transfer as the Payment Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the holders of such Uncertificated Shares will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (1) the aggregate number of shares of Company Common Stock represented by such holder’s transferred Uncertificated

Shares; by (2) the Per Share Price (less any applicable withholding Taxes payable in respect thereof), and the transferred Uncertificated Shares so surrendered will be cancelled. With respect to the holders of Holdings Units, upon receipt of an “agent’s message” by the Payment Agent (or such other evidence, if any, of transfer as the Payment Agent may reasonably request) in the case of a transfer of Holdings Units, the holders of such Holdings Units will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (1) the aggregate number of Holdings Units so held; by (2) the Per Unit Price (less any applicable withholding Taxes payable in respect thereof), and the transferred Holdings Units so surrendered will be cancelled. The Payment Agent will accept such Certificates and transferred Uncertificated Shares and Holdings Units upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of holders of the Certificates, Uncertificated Shares and Holdings Units on the Per Share Price or the Per Unit Price, as applicable, payable upon the surrender of such Certificates and Uncertificated Units or Uncertificated Shares pursuant to this Section 2.9(c). Until so surrendered, outstanding Certificates, Uncertificated Shares and Holdings Units will be deemed from and after the Holdings Merger Effective Time or the Company Merger Effective Time, as applicable, to evidence only the right to receive the Per Share Price or the Per Unit Price, as applicable, without interest thereon, payable in respect thereof pursuant to Section 2.7. Notwithstanding anything to the contrary in this Agreement, no holder of Uncertificated Shares will be required to provide a Certificate or an executed letter of transmittal to the Payment Agent in order to receive the payment that such holder is entitled to receive pursuant to Section 2.7.

(d) DTC Payment. Prior to the Company Merger Effective Time, Parent and the Company shall cooperate to establish procedures with the Payment Agent and the Depository Trust Company (“DTC”) with the objective that the Payment Agent shall transmit to DTC or its nominee on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to (i) the number of shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) held of record by DTC or such nominee immediately prior to the Company Merger Effective Time multiplied by (ii) the Per Share Price.

(e) Transfers of Ownership. If a transfer of ownership of shares of Company Common Stock is not registered in the stock transfer books or ledger of the Company or if the Per Share Price is to be paid in a name other than that in which the Certificates surrendered or transferred in exchange therefor are registered in the stock transfer books or ledger of the Company, the Per Share Price may be paid to a Person other than the Person in whose name the Certificate so surrendered or transferred is registered in the stock transfer books or ledger of the Company, as applicable, only if such Certificate is properly endorsed and otherwise in proper form for surrender and transfer and the Person requesting such payment has paid to Parent (or any agent designated by Parent) any transfer Taxes required by reason of the payment of the Per Share Price, to a Person other than the registered holder of such Certificate, or established to the satisfaction of Parent (or any agent designated by Parent) that such transfer Taxes have been paid or are otherwise not payable. Payment of the Per Share Price or the Per Unit Price, as applicable, with respect to Uncertificated Shares or Holdings Units will only be made to the Person in whose name such Uncertificated Shares or Holdings Units are registered in the stock transfer books or ledger of Holdings or the Company, as applicable.

(f) No Liability. Subject to applicable Law and notwithstanding anything to the contrary in this Agreement, none of the Payment Agent, Parent, the Surviving Entities or any other Party will be liable to a holder of Holdings Units or shares of Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(g) Distribution of Payment Fund to Parent. Any portion of the Payment Fund that remains undistributed to the holders of the Certificates, Uncertificated Shares or Holdings Units on the date that is one year after the Closing Date will be delivered to Parent (or the Surviving Entities as directed by Parent) upon demand, and any holders of Holdings Units or shares of Company Common Stock that were issued and outstanding immediately prior to the Holdings Merger Effective Time or the Company Merger Effective Time, as applicable, who have not theretofore surrendered or transferred their Certificates or Uncertificated Shares representing such shares of Company Common Stock, or Holdings Units, as applicable, for exchange pursuant to this Section 2.9 shall thereafter look for payment of the Per Share Price or the Per Unit Price, as applicable payable in respect of the shares of Company Common Stock represented by such Certificates or Uncertificated Shares or Holdings Units solely to Parent (subject to abandoned property, escheat or similar Law), as general creditors thereof, for any claim to the Per Share Price or the Per Unit Price, as applicable, to which such holders may be entitled pursuant to Section 2.7. Any amounts remaining unclaimed by holders of any such Certificates or Uncertificated Shares or Holdings Units five years after the Closing Date, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority, will, to the extent permitted by applicable Law, become the property of the Surviving Entities free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.

2.10 No Further Ownership Rights in Holdings Units or Company Common Stock. From and after the Holdings Merger Effective Time or the Company Merger Effective Time, as applicable, (a) all Holdings Units and shares of Company Common Stock will no longer be outstanding and will automatically be cancelled, retired and cease to exist; and (b) each holder of Holdings Units or holder of Certificates or Uncertificated Shares theretofore representing any shares of Company Common Stock will cease to have any rights with respect thereto, except the right to receive the Per Unit Price or the Per Share Price, as and if applicable, payable therefor in accordance with Section 2.7, or in the case of Dissenting Company Shares, the rights pursuant to Section 2.7(d). The Per Unit Price and the Per Share Price paid in accordance with the terms of this Article II will be deemed to have been paid in full satisfaction of all rights pertaining to such Holdings Units or shares of Company Common Stock, as applicable. From and after the Holdings Merger Effective Time or the Company Merger Effective Time, as applicable, there will be no further registration of transfers on the records of the Surviving Entities of Holdings Units or shares of Company Common Stock that were issued and outstanding as of immediately prior to the Holdings Merger Effective Time or the Company Merger Effective Time, as applicable, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Holdings Merger Effective Time or the Company Merger Effective Time, as applicable. If, after the Holdings Merger Effective Time or the Company Merger Effective Time, as applicable, Holdings Units, Certificates or Uncertificated Shares are presented to the Surviving Entities for any reason, they will (subject to compliance with the exchange procedures set forth in Section 2.9(c)) be cancelled and exchanged as provided in this Article II.

2.11 Lost, Stolen or Destroyed Certificates. In the event that any Certificates have been lost, stolen or destroyed, the Payment Agent shall issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof, the Per Share Price payable in respect thereof pursuant to Section 2.7. Parent or the Payment Agent may, in its reasonable discretion and as a condition precedent to the payment of such Per Share Price, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such reasonable amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Entities or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

2.12 Required Withholding.

(a) Each of the Payment Agent, Parent and the Surviving Entities (without duplication) shall be entitled to deduct and withhold from any cash amounts payable pursuant to this Agreement to any holder or former holder of Holdings Units, shares of Company Common Stock, Company Options, Company RSUs, and Company PSUs such amounts as are required to be deducted or withheld therefrom pursuant to any Law in respect of Taxes. To the extent that such amounts are so deducted or withheld and paid over to the appropriate Governmental Authority, such amounts will be treated for all purposes of this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid in satisfaction of the corresponding obligations hereunder.

(b) The letter of transmittal described in Section 2.9(c) shall require that each holder of Holdings Units deliver an IRS Form W-9 or applicable IRS Form W-8 and, unless each such holder delivers an IRS Form W-9, an applicable Section 1446(f) withholding certificate pursuant to Treasury Regulations Section 1.1446(f)-2(c).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES

With respect to any Section of this Article III, except (a) as disclosed in the reports, statements, schedules and other documents filed or furnished by the Company with the SEC on or after February 28, 2022 and at any time at least one (1) Business Day prior to the date of this Agreement (the “Company SEC Documents”) (other than any disclosures contained (i) solely in the risk factors sections of such Company SEC Documents, except to the extent such information consists of factual and/or historical statements, and (ii) in any forward-looking statements in such Company SEC Documents that are of a nature that they speculate about future developments); or (b) subject to the terms of Section 9.13, as set forth in the disclosure letter delivered by the Company Parties to the Parent Parties on the date of this Agreement (the “Company Disclosure Letter”), the Company Parties hereby represent and warrant to the Parent Parties as follows:

3.1 Organization; Good Standing. Each of the Company Parties (a) is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the Laws of the State of Delaware; and (b) has the requisite corporate or limited liability power and authority, as applicable, to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except, with respect to clause (b), where the failure to have such power or authority would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each Company Party is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.2 Corporate Power; Enforceability. Each Company Party has the requisite corporate or limited liability company power and authority, as applicable, to (a) execute and deliver this Agreement; (b) perform its obligations hereunder; and (c) subject to receiving the Requisite Stockholder Approval in the case of the Company Merger, consummate the Mergers and the other Transactions. This Agreement has been duly executed and delivered by each Company Party and, assuming the due authorization, execution and delivery by the Parent Parties, constitutes a legal, valid and binding obligation of each Company Party, enforceable against each Company Party in accordance with its terms, except that (A) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and (B) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (such exceptions in clauses (A) and (B), the “Enforceability Exceptions”).

3.3 Company Board Approval; Fairness Opinion; Anti-Takeover Laws.

(a) Company Board Approval. The Company Board has unanimously (i) determined that it is in the best interests of the Company and the Company Stockholders, and declared it advisable, to enter into this Agreement and consummate the Company Merger upon the terms and subject to the conditions set forth herein; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Company Merger upon the terms and conditions set forth herein; and (iii) resolved to recommend that the Company Stockholders entitled to vote thereon adopt this Agreement in accordance with the DGCL by written consent; and (iv) directed that the adoption of this Agreement be submitted for consideration by the Company Stockholders entitled to vote thereon in connection with an action by written consent in lieu of a meeting (collectively, the “Company Board Recommendation”), which Company Board recommendation has not been rescinded, modified or withdrawn in any way, except as may be permitted by Section 5.3. In its capacity as the managing member of Holdings, the Company acting through the Company Board has determined that the Holdings Merger is fair to, and in the best interests of, Holdings and its Members (as defined in the Holdings LLCA) and has taken all necessary action to approve the execution and delivery of this Agreement by Holdings, the performance by Holdings of its covenants and other obligations hereunder, and the consummation of the Holdings Merger upon the terms and conditions set forth herein for all purposes under the Holdings LLCA and the DLLCA (the “Requisite Member Approval”). The Requisite Member Approval is the only vote or approval of the holders of any equity interests of Holdings necessary under applicable Law or the Holdings LLCA to enter into this Agreement and consummate the Holdings Merger.

(b) Fairness Opinion. The Company Board has received from the Company Financial Advisor an opinion, dated as of the date hereof, to the effect that, as of such date and based upon and subject to the various assumptions set forth therein, the Per Share Price payable to the holders of shares of Company Common Stock (other than the Owned Company Shares or Dissenting Company Shares) pursuant to this Agreement is fair from a financial point of view to such holders.

(c) Anti-Takeover Laws. Assuming the accuracy of the representations of the Parent Parties set forth in Section 4.6, the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in any applicable “anti-takeover” Law will not be applicable to the Company Merger.

3.4 Requisite Stockholder Approval. The adoption of this Agreement by the affirmative vote (in person or by proxy) of the holders of a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote, pursuant to the Written Consent (the “Requisite Stockholder Approval”) is the only vote or approval of the holders of any of the Company’s capital stock necessary under applicable Law, the Charter or the Bylaws to adopt this Agreement and consummate the Company Merger. The delivery of the Written Consent will constitute the Requisite Stockholder Approval.

3.5 Non-Contravention. The execution and delivery of this Agreement by the Company Parties, the performance by the Company Parties of their respective obligations hereunder, and the consummation of the Transactions (a) do not violate or conflict with any provision of the Charter, the Bylaws or the Holdings LLCA; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Material Contract; (c) do not, assuming the Governmental Authorizations referred to in Section 3.6 are obtained and, in the case of the consummation of the Company Merger, subject to obtaining the Requisite Stockholder Approval, violate or conflict with any Law applicable to any member of the Company Group; and (d) will not result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company Group, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.6 Requisite Governmental Authorizations. No Governmental Authorization is required on the part of the Company Parties in connection with (a) the execution and delivery of this Agreement by the Company Parties; (b) the performance by the Company Parties of their respective covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transactions by the Company Parties, except for (i) the filing of the Holdings Certificate of Merger and the Company Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company Group is qualified to do business; (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including the filing of the Information Statement with the SEC and compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the NYSE; (iv) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; (v) the filing of any foreign direct investment filings required under applicable Law and obtaining approval with respect thereto; and (vi) such other Governmental Authorizations the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.7 Company Capitalization.

(a) Capital Stock. The authorized capital stock of the Company consists of (i) 2,500,000,000 shares of Company Class A Common Stock; (ii) 13,000,000 shares of Company Non-Voting Class B Common Stock, which is divided into 9,000,000 shares of Company Series B-1 Common Stock and 4,000,000 shares of Company Series B-2 Common Stock; (iii) 40,000,000 shares of Company Class V Common Stock; and (iv) 1,000,000 shares of Company Preferred Stock. As of 11:59 p.m., New York City time, on May 19, 2025 (such time and date, the “Capitalization Date”), (A) 311,186,753 shares of Company Class A Common Stock were issued and outstanding; (B) 3,372,278 shares of Company Non-Voting Class B Common Stock were issued and outstanding, divided into 94 shares of Company Series B-1 Common Stock and 3,372,184 shares of Company Series B-2 Common Stock, in each case issued and outstanding; (C) 30,692,235 shares of Company Class V Common Stock; (D) no shares of Company Preferred Stock were issued and outstanding; (E) 176,654 shares of Company Common Stock (all of which are shares of Company Class A Common Stock) were held by the Company as treasury shares; (F) 30,692,235 Holdings Units were issued and outstanding (which excludes the Holdings Restricted Common Units referenced in Section 3.7(a)(G) and any Holdings Units held by the Company); (G) 2,627,724 Holdings Series 2 RCUs (which excludes the Holdings Series 2 RCUs held by the Company), in each case issued and outstanding; and (H) 29,079,871 shares of Company Class A Common Stock were underlying the outstanding Company Warrants. All issued and outstanding shares of Company Common Stock and Holdings Units are validly issued, fully paid, nonassessable and free of any preemptive rights.

(b) Stock Reservation and Awards. As of the Capitalization Date, the Company has reserved 10,104,485 shares of Company Common Stock for issuance pursuant to the Company Stock Plan. As of the Capitalization Date, there were (i) outstanding Company Options to acquire 6,176,790 shares of Company Common Stock with a weighted average exercise price of $4.40 per share (assuming achievement of all performance goals at 100%); (ii) 16,069,189 shares of Company Common Stock subject to outstanding Company RSUs; and (iii) 5,667,278 shares of Company Common Stock subject to outstanding Company PSUs (assuming achievement of all performance goals at 100%). From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any shares of Company Common Stock, other than pursuant to the exercise of Company Options or the vesting and settlement of Company RSUs or Company PSUs, in each case, which were granted prior to the date of this Agreement and disclosed in the prior sentence and has not issued any Company Preferred Stock. Section 3.7(b) of the Company Disclosure Letter sets forth a true and complete list, as of the Capitalization Date, with respect to each outstanding award of Equity Award, (i) the name and jurisdiction of residence of each holder thereof, (ii) the number of shares of Company Common Stock underlying such award, (iii) the date on which such award was granted, (iv) to the extent such award consists of Company Options, the exercise price thereof, (v) the expiration date, if applicable, and (vi) the time- and performance-based vesting schedule, as applicable. As of the date hereof, there are no accrued and unpaid cash dividends corresponding to any Equity Award.

(c) Company Securities. Except as set forth in Sections 3.7(a) and (b), as of the date of this Agreement, there are (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company Parties other than those which have become outstanding after the Capitalization Date in accordance with the Employee Plan or upon the exercise of Company Warrants or which were reserved for issuance as of the Capitalization Date as set forth in Section 3.7(b); (ii) no outstanding options, warrants, calls, convertible or exchangeable securities or other rights or binding arrangements that obligate the Company Group to (A) issue, transfer or sell any shares of capital stock or other equity interests in any member of the Company Group or securities convertible into or exchangeable for such shares or equity interests (in each case other than to a Company Party or a Subsidiary thereof); (B) grant, extend or enter into any such subscription, option, warrant, call, convertible or exchangeable security, or other similar right, agreement or commitment relating to any capital stock of, or other equity or voting interest in, any member of the Company Group (in each case other than to a Company Party or a Subsidiary thereof); and (iii) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, any member of the Company Group (the items in clauses (i), (ii) and (iii), collectively, the “Company Securities”).

(d) Other Rights. Except for the Investor Rights Agreement, the Holdings LLCA and as set forth on Section 3.7(d) of the Company Disclosure Letter, there are no (i) voting trusts, proxies or similar arrangements or understandings to which the Company Group is a party or by which any member of the Company Group is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, any member of the Company Group; (ii) obligations or binding commitments of any character to which any member of the Company Group is a party or by which it is bound (A) restricting the transfer of any shares of capital stock of, or other equity or voting interest in, any member of the Company Group; or (B) granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities; or (iii) authorized or outstanding bonds, debentures, notes or other indebtedness for borrowed money the holders of which have the right to vote (or are convertible into, exchangeable for or evidencing the right to subscribe for or acquire securities having the right to vote) with the stockholders of the Company in their capacity as such on any matter. As of the date of this Agreement, the Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding shares of Company Common Stock.

3.8 Subsidiaries.

(a) Each of the Subsidiaries of Holdings (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties and assets, except, in each case, where the failure to be in good standing and so qualified, individually or in the aggregate, would not be reasonably expected to have a Company Material Adverse Effect. Each of the Subsidiaries of Holdings is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be in good standing and so qualified, individually or in the aggregate, would not be reasonably expected to have a Company Material Adverse Effect.

(b) Other than with respect to Holdings, the Company or a wholly owned Subsidiary of the Company owns one hundred percent of the capital stock of, or other equity interest in, each direct or indirect Subsidiary of the Company. All of the outstanding capital stock of, or other equity interests in, each member of the Company Group is duly authorized, validly issued, fully paid and non-assessable, and (other than with respect to Holdings) owned by the Company or another Subsidiary of the Company free and clear of any Liens, other than Permitted Liens. There are no authorized or outstanding options, warrants, purchase rights, subscription rights, conversion rights or other Contracts that require any Subsidiary of the Company to issue, sell or otherwise cause to become outstanding any of its capital stock or other equity interest to any third party. There are no statutory or contractual preemptive rights, rights of first refusal or similar restrictions with respect to the capital stock or other equity interests of any Subsidiary of the Company held by a third party. There are no agreements or understandings among any Persons with respect to the voting or transfer of the capital stock or other equity interests of any Subsidiary of the Company to which the Company is a party or of which the Company has Knowledge (other than among the Company and its Subsidiaries). The Company does not own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company. No Subsidiary of the Company owns any shares of capital stock or other equity or voting interest or other securities of the Company.

3.9 Company SEC Documents. Since December 31, 2023, the Company has filed all forms, reports and documents (including exhibit and other information incorporated therein) with the SEC that have been required to be filed by it pursuant to applicable Laws prior to the date of this Agreement. Each Company SEC Document complied, as of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, each as in effect on the date that such Company SEC Document was filed, and none of the Company SEC Documents as of such respective dates (and, if amended, as of the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.10 Company Financial Statements.

(a) Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Documents (i) were prepared in accordance with GAAP (except as may be indicated in the notes thereto); and (ii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end adjustments).

(b) Disclosure Controls and Procedures. The Company has established and maintains “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act). The Company’s disclosure controls and procedures are reasonably designed to ensure that all (i) material information required to be disclosed by the Company in the reports and other documents that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Neither the Company nor its principal executive officer or principal financial officer has received notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications as of the date of this Agreement. There were no material weaknesses, or significant deficiencies that in the aggregate would amount to a material weakness, identified in the management of the Company’s assessment of internal controls as of and for the fiscal year ended February 29, 2025 (nor has any such material weakness been identified since such date through the date hereof). Since December 31, 2022, neither the Company, nor to the Knowledge of the Company, the Company’s outside auditors, have received any written notification of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any actual and intentional fraud, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting, except as would not reasonably be expected to be material to the Company Group, taken as a whole, or for such information described in clauses (i) and (ii) above as has been made available by the Company to Parent prior to the date hereof.

3.11 No Undisclosed Liabilities. The Company Group has no liabilities (whether accrued, absolute, determined, contingent or otherwise and whether due or to become due) that would be required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP or notes thereto, other than liabilities (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company Group (including the notes thereto) included in the Company SEC Documents filed prior to the date of this Agreement; (b) arising in connection with the Transactions; (c) incurred in the ordinary course of business; or (d) that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any Subsidiary of the Company is a party to, or has any commitment to become a party to, any off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company or its Subsidiaries, on the one hand, and any unconsolidated affiliate on the other hand) or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC) which has not been disclosed pursuant to Regulation S-K.

3.12 Absence of Certain Changes.

(a) Since February 28, 2025 through the date of this Agreement, (i) except in connection with the Transactions, the business of the Company Group has been conducted, in all material respects, in the ordinary course of business consistent with past practice and (ii) no member of the Company Group has taken any action that would be prohibited by Section 5.2 if such action was proposed to be taken after the execution and delivery of this Agreement by the Parties hereto without prior written consent of Parent.

(b) Since February 28, 2025, there has not been any effect, change, development or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.13 Material Contracts.

(a) List of Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts (other than any Material Contracts contemplated by clauses (i) and (xi) of the definition of Material Contract) as in effect as of the date of this Agreement, to which any member of the Company Group is a party.

(b) Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid and binding on the member of the Company Group that is a party thereto and is in full force and effect, except where the failure to be valid and binding and in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The applicable members of the Company Group, and, to the Knowledge of the Company, any other party thereto, have performed all obligations required to be performed by it under each Material Contract, except where the failure to fully perform would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No event has occurred that, with notice or lapse of time or both, would constitute such a breach or default pursuant to any Material Contract by the applicable members of the Company Group, or, to the Knowledge of the Company, any other party thereto, except for such breaches and defaults that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No member of the Company Group has received written or, to the Knowledge of the Company, oral, notice from any other party to a Material Contract that such other party intends to terminate or not renew, or to amend in any manner materially adverse to the Company Group taken as a whole, any Material Contract. The Company Group has made available to Parent a true, correct and complete copy of each of the written Material Contracts, together with all written amendments, extensions, guarantees and other binding supplements thereto as of the date hereof.

3.14 Real Property; Personal Property.

(a) No member of the Company Group owns any real property.

(b) As of the date hereof, Section 3.14(b) of the Company Disclosure Letter sets forth a true and complete list of all real property leased, licensed, subleased or otherwise used by the Company Group as lessee, sublessee, licensee or occupant (the “Leased Real Property”), (each, including all amendments, extensions, renewals, guaranties and other agreements with respect thereto, a “Lease”). The Company has made available to Parent a true, correct and complete copy of each Lease. A member of the Company Group has a good and valid leasehold, subleasehold or licensee interest in each Leased Real Property, free and clear of all Liens (except for Permitted Liens). Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, (i) each Lease is valid and binding on a member of the Company Group and is in full force and effect and, to the Knowledge of the Company, valid and binding on, and enforceable against, the other parties thereto, (ii) no member of the Company Group, nor, to the Knowledge of the Company, any other party, is in breach or default under any of the Leases, beyond any applicable grace periods, and no event has occurred or circumstance exists that, with the delivery of notice, the passage of time or both, would constitute such a breach or default, (iii) no member of the Company Group has subleased, licensed, or otherwise granted any Person the right to use or occupy any of the Leased Real Property or any portion thereof, and (iv) to the Knowledge of the Company, there is no condemnation or other proceeding in eminent domain pending or threatened, affecting any portion of the Leased Real Property. Except for the Leased Real Property, and taking into account the permitted downsizing actions set forth in Section 5.2(q) of the Company Disclosure Letter, to the Knowledge of the Company, no member of the Company Group has any material liability (either existing or contingent) in respect of any land, building, location or office previously owned, occupied or otherwise used by it, or in which it had any such interest, since December 31, 2022.

(c) The Leased Real Property and the improvements thereon comprise all of the real property used or intended to be used in, or otherwise related to, the business of the Company Group. Taking into account the permitted actions set forth in Section 5.2(q) of the Company Disclosure Letter, the Leased Real Property is sufficient and adequate in all material respects to carry on the business of the Company Group as presently conducted.

(d) The Company Group has good title to or valid leasehold or license interests in all machinery, equipment and other personal property used by it in the conduct of its businesses as currently conducted, and none of such properties is subject to any Liens except for Permitted Liens. All material personal property of the Company Group is in good operating condition and repair, normal wear and tear excepted, and is adequate in all material respects to conduct the operations of the Group Companies as currently conducted.

3.15 Environmental Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) each member of the Company Group is, and since December 31, 2022 has been, in compliance with all Environmental Laws and Environmental Permits, (b) no member of the Company Group has received, since December 31, 2022, or that otherwise remains pending or unresolved, any written notice of violation of, or other written notice of liability arising under or pursuant to, any Environmental Law, (c) no Legal Proceeding is pending or, to the Knowledge of the Company, has been threatened in writing against any member of the Company Group alleging any violation of or liability under or pursuant to any Environmental Law, (d) there has been no release or disposal of, or exposure of any Person to, any Hazardous Substance by any member of the Company Group or on real property owned or operated by any member of the Company Group in a manner that would reasonably be expected to result in any liability of or claim against any member of the Company Group under or pursuant to any Environmental Law, and (e) no member of the Company Group has assumed contractually any liabilities or obligations of any other Person that would reasonably be expected to result in a claim against the Company Group under or pursuant to any Environmental Law.

3.16 Intellectual Property.

(a) Section 3.16(a) of the Company Disclosure Letter sets forth a true, accurate and complete list as of the date hereof of (i) all registrations and applications to register Patents (including provisional applications), Marks (including intent-to-use applications), Copyrights and Internet Properties that are Company Owned Intellectual Property (collectively, the “Company Group Registrations”), along with, as applicable, the jurisdictions in which any of the foregoing have been issued or registered or in which any application for such issuance and registration has been filed and (ii) all material Company Group Software. Each of the Company Group Registrations has been validly registered, subsists with the entity with which it has been registered, and, to the Company Group’s Knowledge, is enforceable.

(b) The Company Group has maintained all Company Group Registrations that the Company Group has reasonably determined to be material to the business or operations of any member of the Company Group.

(c) The Company Group exclusively owns and has good and valid title to all material Company Owned Intellectual Property, free and clear of Liens other than Permitted Liens or IP Contracts. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, no university, military, educational institution, research center, Governmental Authority or other organization has sponsored research and development conducted in connection with the business of any member of the Company Group such that it may have any claim of right to, ownership of or other Lien on any Company Owned Intellectual Property.

(d) A member of the Company Group owns, or has a valid and enforceable written license to use, all material Company Group Intellectual Property provided, however, that the representation and warranty in this Section 3.16(d) shall not constitute or be deemed or construed as any representation or warranty with respect to infringement, misappropriation or violation by a member of the Company Group of any Intellectual Property, which is addressed in Section 3.16(f) below.

(e) Since December 31, 2022, except as would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, there have been no, and there are no pending and, to the Knowledge of the Company, there are no threatened, Legal Proceedings by any Person against any member of the Company Group alleging infringement, dilution, misappropriation or violation of any Intellectual Property of such Person or challenging the ownership, validity or enforceability of any Company Owned Intellectual Property.

(f) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, since December 31, 2022, (i) the conduct of the business of any member of the Company Group as it has been conducted and as it is currently conducted does not infringe, dilute, misappropriate or violate any Intellectual Property of any Person and (ii) to the Knowledge of the Company, no Person is or has been infringing, diluting, misappropriating or violating any Company Owned Intellectual Property.

(g) All members of the Company Group (i) have in place commercially reasonable measures to protect the Trade Secrets used or controlled by a member of the Company Group; and (ii) to the Knowledge of the Company, there has been no unauthorized access, use or disclosure of any such Trade Secrets included in the Company Owned Intellectual Property. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, each current or former employee or contractor of the Company Group who has had access to any Trade Secrets owned or controlled by any member of the Company Group has entered into a written agreement with a member of the Company Group that requires such current or former employee or contractor to maintain the confidentiality of such Trade Secrets.

(h) Except as would not reasonably be expected to be, individually, or in the aggregate, material to the Company Group, taken as a whole, each Person who has participated in the development of any Intellectual Property by or on behalf of the Company Group has entered into a written agreement providing for the present ownership by a member of the Company Group of all such Intellectual Property developed by such Person (except where ownership in any such Intellectual Property vests in the Company Group by operation of Law). No current or former employee or contractor of any member of the Company Group has made or, to the Company’s Knowledge, threatened to make, any claim or challenge against any member of the Company Group in connection with his, her or its contribution to the discovery, creation or development of any Company Owned Intellectual Property. No current or former employee or contractor of any member of the Company Group has any ownership right to or in any material Company Owned Intellectual Property.

(i) To the Knowledge of the Company, no Personal Data or Trade Secrets of the Company Group are used in developing or training any internal or third-party Artificial Intelligence Tool. To the Knowledge of the Company, the use of any Artificial Intelligence Tool by any member of the Company Group does not currently and has not resulted in any unauthorized disclosure to or access by any third party of any Personal Data or any material Trade Secrets.

(j) The members of the Company Group are in compliance in all material respects with the terms and conditions of all licenses for Open Source Software distributed, Incorporated, contained in or used in the development of the Company Group Software or the products and services offered by any member of the Company Group. The members of the Company Group have not used any Open Source Software in a manner that would (i) require any material Company Owned Intellectual Property to be disclosed, delivered, distributed, licensed or otherwise made available in source code form; (ii) require derivative works based on such Open Source Software to be made publicly available; (iii) limit or prohibit the receipt of consideration in connection with licensing or distributing any material Software or (iv) allow for reverse engineering, reverse assembly or reverse compilation of the material Company Group Software. Since December 31, 2022, no member of the Company Group has received a written notice or request from any third party to disclose, distribute or license any material Company Group Software pursuant to an Open Source Software license, or alleging noncompliance by any member of the Company Group with any Open Source Software license.

3.17 Tax Matters

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(i) Each member of the Company Group has timely filed (taking into account valid extensions) all Tax Returns required to be filed by it and all such Tax Returns are true, correct and complete in all respects.

(ii) Each member of the Company Group has paid, or have adequately reserved for the payment of, all Taxes that are required to be paid by it (whether or not such Taxes are shown to be due and payable on any Tax Return).

(iii) No member of the Company Group executed any waiver, except in connection with any ongoing Tax examination, of any statute of limitations on, or extended the period for the assessment or collection of, any Tax, in each case that has not since expired.

(iv) No audits or other examinations with respect to Taxes of any member of the Company Group are presently in progress.

(v) The Company has not been informed in writing by any jurisdiction in which it or any member of the Company Group currently does not file Tax Returns that such jurisdiction believes that such member of the Company Group was required to file any Tax Return in such jurisdiction;

(vi) No member of the Company Group will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (A) change in method of accounting for a taxable period ending on or prior to the Closing Date, (B) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) executed on or prior to the Closing Date, (C) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law), (D) installment sale or open transaction disposition made on or prior to the Closing Date or (E) deferred revenue or prepaid or deposit amount received on or prior to the Closing Date.

(vii) No member of the Company Group (A) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, allocation or indemnification agreement, other than (I) any such agreement entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes and (II) the Tax Receivable Agreement; or (B) has any material liability for the Taxes of any Person other than the Company Group pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or non-U.S. Law).

(b) During the two-year period ending on the date of this Agreement, no member of the Company Group has been party to a transaction intended to qualify under Section 355 of the Code.

(c) No member of the Company Group has engaged in a “listed transaction” as set forth in Treasury Regulation § 1.6011-4(b)(2).

3.18 Employee Benefits.

(a) Employee Plans. Section 3.18(a) of the Company Disclosure Letter sets forth a true, correct and complete list of all material Employee Plans (other than (i) any offer letter or other employment agreement that is terminable “at-will” or following a notice period imposed by applicable Law and does not provide for any severance, retention, change of control, transaction or similar bonuses (other than severance payments required to be made by the Company or any Company Subsidiaries under applicable non-U.S. Law) or (ii) any individual Equity Award grant notice or award agreement on the Company’s standard forms of Equity Award grant notice and agreement in the forms made available to Parent). The Company has made available to Parent with respect to each material Employee Plan (but with respect to each material Non-U.S. Employee Plan, only to the extent reasonably available), true, correct and complete copies of the following, as relevant: (i) all plan documents and all material amendments thereto (or written descriptions of any unwritten plan), and all related trust or other funding documents; (ii) any currently effective determination letter or opinion letter received from the U.S. Internal Revenue Service; (iii) the most recent annual actuarial valuation and the most recent Form 5500 and all schedules thereto; and (iv) all material non-routine written communications relating to such Employee Plan (from any Governmental Authority issued during the past two years.

(b) Absence of Certain Plans. No member of the Company Group has during the past six years maintained, sponsored, participated in or contributed to, or been required to maintain, sponsor, participate in or contribute to, and does not otherwise have any liability, whether absolute or contingent (including as a result of its relationship with any other Person that would be or, at any relevant time, would have been, considered a single employer with the Company under Section 414(b), (c), (m) or (o) the Code), with respect to (i) a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) (a “Multiemployer Plan”), (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA), (iii) a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), (iv) a plan that is subject to Section 412 of the Code or Title IV of ERISA or (v) a defined benefit pension scheme.

(c) Compliance. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Employee Plan has been maintained, funded, operated and administered in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA and the Code. Each Employee Plan that is intended to be a “qualified plan” within the meaning of Section 401(a) of the Code has received a favorable determination letter, or may rely on a favorable opinion letter, issued by the U.S. Internal Revenue Service, and, to the Knowledge of the Company, no events have occurred that would reasonably be expected to result in the revocation of the qualified status of any such Employee Plan.

(d) Employee Plan Legal Proceedings. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no Legal Proceedings ongoing, pending or, to the Knowledge of the Company, threatened on behalf of or against any Employee Plan, other than routine claims for benefits. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all contributions (including all employer contributions and employee salary reduction contributions), premium payments and other payments required to be made in respect of any Employee Plan, under the terms of any such Employee Plan, related funding arrangement or in accordance with applicable Law, have been paid within the time so prescribed or have been properly accrued in accordance with GAAP, the International Financial Reporting Standards (as promulgated by the International Accounting Standards Board) or other generally accepted accounting standards utilized in preparing financial statements of the Company Group.

(e) No Welfare Benefit Plan. No Employee Plan that is a “welfare benefit plan” (as defined in Section 3(1) of ERISA) provides post-termination or retiree life insurance or health benefits to any person, except as may be required by Section 4980B of the Code or any similar Law.

(f) Neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in conjunction with any other event) shall result in (i) any payment of, or any increase in, the compensation or benefits (including severance pay, retention bonus or change-in-control payment) of any current or former employee or other individual service provider of the Company Group, (ii) the acceleration of payment, funding or vesting of any rights of any employee or other individual service provider of the Company Group under any Employee Plan, (iii) the forgiveness of any indebtedness, (iv) the triggering of any funding obligation under any Employee Plan, (v) the imposition of any restrictions or limitations on the right of any member of the Company Group, Parent or their respective Affiliates to amend or terminate any Employee Plan, or (vii) any payment or benefit made by any member of the Company Group to be characterized as a parachute payment within the meaning of Section 280G of the Code, except as set forth in Section 3.18(f) of the Company Disclosure Letter. No member of the Company Group is under any obligation to provide any gross up, indemnification, reimbursement or other payment for any excise or additional Taxes or related interest or penalties, including those imposed pursuant to Sections 409A or 4999 of the Code.

(g) Non-U.S. Employee Plans. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Non-U.S. Employee Plan (i) has been maintained and administered in compliance with its terms and the requirements of all applicable Laws, (ii) if and to the extent required by applicable Law or Contract to be funded prior to the year in which benefit payments are made, is fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions, (iii) has been registered to the extent required and has been maintained in good standing with applicable regulatory authorities and, (iv) if intended to qualify for special Tax treatment, meets all requirements for such treatment.

3.19 Labor Matters.

(a) Section 3.19 of the Company Disclosure Letter sets forth the works council Contracts to which any member of the Company Group is a party or which are applicable to the Continuing Employees. There are no pending or, to the Knowledge of the Company, threatened, nor since December 31, 2022 have there been any, proceedings, petitions or activities by or on behalf of any labor union, works council or other labor representative to organize any employees of the members of the Company Group with regard to their employment with any member of the Company Group. There is no, nor since December 31, 2022 has there been any, labor strike, walkout, lockout, slowdown, concerted work stoppage, picketing or other material labor disputes by employees against any member of the Company Group ongoing, pending or, to the Knowledge of the Company, threatened. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since December 31, 2022, each member of the Company Group has complied with all applicable Laws relating to employment or labor, including all applicable Laws relating to wages, hours, equal opportunity, classification of employees and other service providers, immigration, nondiscrimination, workers compensation, collective bargaining and the withholding and payment of social security and other payroll Taxes. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no Legal Proceedings ongoing, pending or, to the Knowledge of the Company, threatened, in each case, related to unfair labor practice complaints with respect to any current or former employee or individual service provider of the Company Group.

(b) To the Knowledge of the Company, since December 31, 2022, no allegations or reports of sexual harassment, discriminatory harassment based on a protected classification, assault or sexual misconduct have been made to any member of the Company Group against any current officer or director (in their capacities as such) of the Company.

(c) Section 3.19(c) of the Company Disclosure Letter sets forth, to the extent allowed by applicable Law, a true, correct and complete list as of the last payroll date immediately preceding the date hereof of all current employees of the Company Group (but on an anonymized basis if required by applicable Laws), including each employee’s (i) name, (ii) job title or function, (iii) direct employer, (iv) job location (including city/state and country), (v) salary, (vi) details of other incentive compensation (including bonus and commission-based incentive opportunities), (vii) date of hire, and (viii) leave of absence status.

3.20 Compliance with Laws.

(a) Since December 31, 2022, the Company Group have complied with all Laws that are applicable to the Company Group or to the conduct of the business or operations of the Company Group, except as would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since December 31, 2022, no member of the Company Group has received any written or, to the Knowledge of the Company, oral communication from a Governmental Authority that alleges that any member of the Company Group is not in material compliance with any Laws. To the Knowledge of the Company, no member of the Company Group is under investigation with respect to any violation of any applicable Law.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement (i) the Company Group has all Governmental Authorizations necessary for the ownership and operation of its business as presently conducted, and each such Governmental Authorization is in full force and effect; (ii) the Company Group are, and since December 31, 2022 have been, in compliance with the terms of all Governmental Authorizations necessary for the ownership and operation of its businesses; and (iii) since December 31, 2022 to the date of this Agreement, no member of the Company Group has received written notice from any Governmental Authority alleging any conflict with or breach of any such Governmental Authorization, the substance of which has not been resolved.

3.21 Data Privacy.

(a) The members of the Company Group (i) take commercially reasonable measures to protect the security of the IT Assets owned or controlled by the Company Group and (ii) have maintained, and currently maintain, commercially reasonable backup, security and disaster recovery plans, in each case, in compliance in all material respects with all applicable Privacy and Data Security Requirements, for such IT Assets. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the members of the Company Group comply with Privacy and Data Security Requirements regarding the Processing of Personal Data Processed by or on behalf of the members of the Company Group.

(b) Except as would not reasonably be expected to have, individually, or in the aggregate, a Company Material Adverse Effect, since December 31, 2022 through the date hereof, the members of the Company Group have not experienced any unauthorized access to or other breach of security with respect to any IT Assets, Personal Data or Trade Secrets (a “Security Incident”).

(c) Since December 31, 2022 through the date hereof, no member of the Company Group has received a complaint from any Governmental Authority or any other third party regarding a Security Incident or its Processing of Personal Data and, since December 31, 2022 through the date hereof, there has been no action or circumstance requiring any member of the Company Group to notify a Governmental Authority or other person in connection with a Security Incident or other disclosure of Personal Data nor have any such notifications been made nor are any such notifications planned to be made by any member of the Company Group.

(d) Except as would not reasonably be expected to have, individually, or in the aggregate, a Company Material Adverse Effect, the Company Group Software and the IT Assets owned or controlled by any member of the Company Group function in compliance with their written specifications without defects or errors when used in accordance with such specifications and related documentation. Except as would not reasonably be expected to have, individually, or in the aggregate, a Company Material Adverse Effect, no Company Group Software or IT Assets contain any (i) virus, “trojan horse”, worm or other Software routines or IT Assets designed to permit unauthorized access or to disable, erase or otherwise harm Software, IT Assets or data, (ii) back door, time bomb, drop dead device or other Software routine designed to disable a computer program automatically with the passage of time or under the positive control of a person other than the user of the program or (iii) other malicious code that is intended to disrupt or disable any such Software or any such IT Assets.

(e) Except as would not reasonably be expected to be, individually, or in the aggregate, material to the Company Group, taken as a whole, as of the date hereof, no member of the Company Group has disclosed, delivered or licensed to any person, or obligated itself to disclose, deliver or license to any person (including any escrow agent), any source code to Company Group Software, except for employees or other service providers providing services to the Company Group with respect thereto, in each case having a written obligation of confidentiality to the Company Group or independent escrow agents pursuant to any Source Code Escrow Obligations. Except as would not reasonably be expected to be, individually, or in the aggregate, material to the Company Group, taken as a whole, no event has occurred and no circumstance or condition exists, including the consummation of the Transactions, that (with or without notice or lapse of time, or both) will, or could reasonably be expected to, result in the disclosure or delivery to any Person of any Company Group Software source code other than to employees or other service providers performing services on the Company Group’s behalf who are bound by obligations of confidentiality. Section 3.21(e) of the Company Disclosure Letter sets forth any Contract as of the date hereof that (i) contemplates any member of the Company Group placing the source code of any Company Group Software in escrow; and (ii) places the source code of any Company Group Software in escrow (collectively, “Source Code Escrow Obligations”, and each such Contract a “Source Code Escrow Obligation”).

3.22 Legal Proceedings; Orders.

(a) No Legal Proceedings. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and other than any Transaction Litigation or any Legal Proceedings arising in connection with obtaining any Governmental Authorization under this Agreement or the Mergers brought after the date hereof, there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened in writing against any member of the Company Group.

(b) No Orders. No member of the Company Group nor any of their respective assets or properties is subject to any outstanding Order, other than any Order imposed in connection with obtaining any Governmental Authorization under this Agreement or the Mergers, that would be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.23 Insurance. The Company Group has all material policies of insurance covering the Company Group and any of its respective employees, properties or assets, including policies of life, property, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, but excluding any insurance associated with any Employee Plan, that is customarily carried by Persons conducting business similar to that of the Company Group. All such insurance policies are in full force and effect, no notice of cancellation has been received and there is no existing default or event that, with notice or lapse of time or both, would constitute a default by any insured thereunder, except for such defaults that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.24 Anti-Corruption Compliance; Import-Export Controls.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, for the past five years: (i) the Company Group, and their respective directors, officers, managers and employees, in their capacities as such, have complied with the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”) and all other applicable foreign and domestic anticorruption or antibribery laws (together with the FCPA, the “Anti-Corruption Laws”), (ii) the Company Group has developed, implemented and maintained a compliance program, which includes corporate policies, training and procedures, designed to ensure compliance with the FCPA and all other anticorruption and antibribery laws in effect in the jurisdictions in which the Company Group operates and (iii) no member of the Company Group nor any directors or officers (in their capacities as such) of any member of the Company Group nor, to the Knowledge of the Company, any managers, employees, agents, intermediaries or other representatives acting on behalf of any member of the Company Group have directly or indirectly (A) made any unlawful contributions, gifts or entertainment expenditures, incurred any other unlawful expenses or made any unlawful provision of any item of value relating to political activity, (B) offered, promised, paid or delivered any fee, commission, sum of money or item of value, however characterized, to any officer, official or employee, or any finder, agent, intermediary or other party acting on behalf of an officer, official or employee, of any government, state-owned or political agency, department, enterprise or instrumentality, in the United States or any other country, for the purpose of illegally influencing such officer, official or employee or that was otherwise illegal under any applicable Law, (C) made any payment to any customer or supplier, or to any officer, director, joint venture partner, employee, agent or intermediary of any such customer or supplier, for the unlawful sharing of fees or unlawful rebating of charges, (D) taken any action or made any omission in violation of any applicable Law governing imports into or exports from the United States or any foreign country, or relating to economic sanctions or embargoes, corrupt practices, money laundering or compliance with unsanctioned foreign boycotts or (E) established or maintained any unrecorded fund or account of any nature that was illegal under applicable Law, in the case of (A) – (E) in violation of any Anti-Corruption Laws, Sanctions, or Import-Export Law.

(b) Since December 31, 2022, no member of the Company Group nor any director, officer or employee of any member of the Company Group or any other Person acting for or on behalf of any member of the Company Group: (i) has been or is currently the subject of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC” and such Laws, “Sanctions”) or (ii) in their capacity as such has engaged or is currently engaging in any business or other dealings with, in, involving or relating to (A) any country subject to a comprehensive embargo under the sanctions administered by OFAC or (B) any Person the subject of sanctions administered by OFAC, in either case (A) or (B), in violation of any applicable Sanctions.

(c) Each member of the Company Group has, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since December 31, 2022, conducted its import, export and reexport transactions in accordance with all material applicable import, export and reexport Laws, including the Laws administered by U.S. Customs and Border Protection, the Export Administration Regulations and all other applicable import/export controls in other countries into/from which any member of the Company Group imports, exports or reexports products, technologies, Software or services, or in which any member of the Company Group otherwise conducts business (“Import-Export Laws”).

(d) The Company Parties have conducted an assessment and determined that no member of the Company Group (i) produces, designs, tests, manufactures, fabricates or develops one or more “critical technologies” as such term is defined in 31 C.F.R. § 800.215, (ii) performs any of the functions as set forth in column 2 of Appendix A to 31 C.F.R. part 800 with respect to “covered investment critical infrastructure” as such term is defined in 31 C.F.R. § 800.212, (iii) maintains or collects, directly or indirectly, “sensitive personal data” as such term is defined in 31 C.F.R. § 800.241 of U.S. citizens, (iv) is a “covered foreign person” as such term is defined in 31 C.F.R. § 850.209 or (v) engages in, or has plans to engage in, any “covered activity” as such term is defined in 31 C.F.R. § 850.208.

3.25 Brokers. Except for the Company Financial Advisors, there is no financial advisor, investment banker, broker, finder or agent that has been retained by or is authorized to act on behalf of the Company Group who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transactions. The Company has made available to Parent a true, correct and complete copy of any engagement letter or other Contract entered into between the Company and each of the Company Financial Advisors under which any fees or expenses will become payable in connection with the Transactions.

3.26 Company Information The information supplied or to be supplied by the Company for inclusion in the Information Statement will not, at the time the Information Statement is first disseminated to the Company

Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Company with respect to statements made therein based on information supplied by the Parent Parties for inclusion or incorporation by reference therein.

3.27 TRA Amendment. The TRA Amendment has been duly executed and delivered by each Company Party and, assuming the due authorization, execution and delivery by each of the other parties thereto, constitutes a legal, valid and binding obligation of each Company Party, enforceable against each Company Party subject to the Enforceability Exceptions.

3.28 No Other Representations or Warranties. Except for the representations and warranties expressly made by the Company Parties in this Article III or in any certificate delivered pursuant to this Agreement, neither the Company Parties nor any other Person makes or has made any representation or warranty of any kind whatsoever, express or implied, at Law or in equity, with respect to the members of the Company Group or its respective business, operations, assets, liabilities, condition (financial or otherwise), notwithstanding the delivery or disclosure to the Parent Parties or any of their Affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing. Without limiting the generality of the foregoing, except for the representations and warranties made by the Company Parties in this Article III, neither the Company Parties nor any other Person makes or has made any express or implied representation or warranty to the Parent Parties or any of their respective Representatives with respect to (a) any financial projection, forecast, estimate, or budget relating to any member of the Company Group or their respective businesses or (b) any oral or written information presented to Parent Parties or any of their respective Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or the course of the Transactions.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PARENT PARTIES

Each of the Parent Parties hereby represent and warrant to the Company Parties as follows:

4.1 Organization; Good Standing. Each Parent Party (a) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization; and (b) has the requisite corporate or limited liability company power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets. No Parent Party is in violation of its Organizational Documents.

4.2 Corporate Power; Enforceability. Each Parent Party has the requisite corporate or limited liability company power and authority to (a) execute and deliver this Agreement; (b) perform its obligations hereunder; and (c) consummate the Transactions. This Agreement has been duly executed and delivered by each Parent Party and, assuming the due authorization, execution and delivery by the Company Parties, constitutes a legal, valid and binding obligation of each Parent Party, enforceable against each Parent Party in accordance with its terms.

4.3 Non-Contravention. The execution and delivery of this Agreement by each Parent Party, the performance by each Parent Party of their respective obligations hereunder, and the consummation of the Transactions do not (a) violate or conflict with any provision of the Organizational Documents of the Parent Parties; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any Contract or other instrument or obligation to which any Parent Party is a party or by which the Parent Parties or any of their properties or assets may be bound; (c) assuming the Governmental Authorizations referred to in Section 4.4 are obtained, violate or conflict with any Law applicable to the Parent

Parties; and (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Parent Parties, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

4.4 Requisite Governmental Authorizations. Assuming the accuracy of the representations of the Company Parties set forth in Section 3.24(d), no Governmental Authorization is required on the part of the Parent Parties or any of their respective Affiliates in connection with (a) the execution and delivery of this Agreement by each of the Parent Parties; (b) the performance by each of the Parent Parties of their respective covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transactions by the Parent Parties, except (i) the filing of the Holdings Certificate of Merger and the Company Certificate of Merger with the Secretary of State of the State of Delaware; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; (iv) the filing of any foreign direct investment filings required under applicable Law and obtaining approval with respect thereto and (v) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, have a Parent Material Adverse Effect.

4.5 Legal Proceedings; Orders.

(a) No Orders. As of the date hereof, no Parent Party is subject to any Order of any kind or nature that would prevent or materially delay the consummation of the Transactions or the ability of the Parent Parties to fully perform their respective covenants and obligations pursuant to this Agreement.

(b) No Legal Proceedings. There are no Legal Proceedings, other than any Transaction Litigation or any Legal Proceedings arising in connection with obtaining any Governmental Authorization under this Agreement or the Mergers brought after the date hereof, pending or, to the knowledge of Parent or any of its Affiliates, threatened against a Parent Party that would, individually or in the aggregate, have a Parent Material Adverse Effect.

4.6 Ownership of Holdings Units and Company Common Stock. No Parent Party or any of their respective directors, officers, general partners or Affiliates or, to the knowledge of Parent or any of its Affiliates, any employees of the Parent Parties or any of their respective Affiliates (a) has owned any Holdings Units or shares of Company Common Stock; or (b) has been an “interested stockholder” (as defined in Article IX of the Charter) of the Company, in each case during the three years prior to the date of this Agreement.

4.7 Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Parent Parties or any of their respective Affiliates who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission in connection with the Mergers or the other Transactions.

4.8 Operations of the Parent Parties. The authorized capital stock of Company Merger Sub consists solely of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. Each of the Parent Parties (other than Parent) has been formed solely for the purpose of engaging in the Mergers, and, prior to the Closing, each Parent Party (other than Parent) shall not have engaged in any other business activities and shall not have incurred liabilities or obligations other than as contemplated by this Agreement. Parent, through its wholly owned subsidiary, owns beneficially and of record all of the outstanding capital stock and other equity and voting interest in, Holdings Merger Sub and Company Merger Sub free and clear of all Liens.

4.9 No Parent Vote, Approval or Financing Condition Required.

(a) No Parent Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement or the Mergers. The adoption of this Agreement by the affirmative vote or consent of the board of Parent is the only vote or consent of the holders of the capital stock of, or other equity interest in, Holdings Merger Sub and Company Merger Sub necessary under applicable Law or their respective Organizational Documents to adopt this Agreement and consummate the Mergers and the other Transactions.

(b) No Financing Condition. Parent acknowledges and agrees that it is not a condition to the Closing or to any of its obligations under this Agreement that Parent obtains financing (including any equity financing, debt financing, alternative debt financing or any alternative or other financing) for, or related to, any of the Transactions contemplated by this Agreement (the “Financing”). If the Financing has not been obtained, the Parent Parties will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Section 7.1 and Section 7.2, to consummate the Transactions.

4.10 Available Funds. Parent has (including via commitment) and will have as of the Closing, available funds sufficient to consummate the Transactions on the terms contemplated by this Agreement and to perform its obligations under this Agreement, including payment of the aggregate Per Share Price or Per Unit Price in respect of all shares of Company Common Stock or Holdings Units, as applicable, the amounts required under Section 2.8 and any other amounts required to be paid by Parent, Company Merger Sub, Holdings Merger Sub and the Surviving Entities in connection with or as result of the consummation of the Transactions and all related fees and expenses, including any indebtedness outstanding pursuant to the Company Indebtedness and any early termination payments required pursuant to the Tax Receivable Agreement as contemplated by this Agreement. The Parent Parties expressly acknowledge and agree that their obligations under this Agreement, including their obligations to consummate the Mergers or any of the other Transactions, are not subject to, or conditioned on, the receipt or availability of any funds or financing.

4.11 Stockholder and Management Arrangements. No Parent Party or any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company Group (a) relating to (i) this Agreement or the Mergers; (ii) the Company Parties; or (iii) the Surviving Entities or any of their respective Subsidiaries, businesses or operations (including as to continuing employment) from and after the Closing; or (b) pursuant to which (i) any holder of Holdings Units or shares of Company Common Stock would be entitled to receive consideration of a different amount or nature than the Per Unit Price or the Per Share Price, as applicable, in respect of such holder’s Holdings Units or shares of Company Common Stock (including through any “roll-over” of existing equity in connection with the Transactions) or (ii) any director, officer, employee or other Affiliate of the Company has agreed to (x) approve this Agreement or vote against any Superior Proposal or (y) provide, directly or indirectly, equity investment to the Parent Parties or the Company Parties to finance any portion of the Mergers or the other Transactions.

4.12 Solvency. As of the Company Merger Effective Time and immediately after giving effect to the Mergers (including the payment of all amounts payable pursuant to Article II in connection with or as a result of the Mergers and all related fees and expenses of the Parent Parties, the Company Parties and their respective Subsidiaries in connection therewith), (a) the amount of the “fair saleable value” of the assets of the Surviving Entities and their respective Subsidiaries (on a consolidated basis) will exceed (i) the value of all liabilities of the Surviving Entities and such Subsidiaries (on a consolidated basis), including contingent and other liabilities; and (ii) the amount that will be required to pay the probable liabilities of the Surviving Entities and their respective Subsidiaries (on a consolidated basis) on their existing debts (including contingent liabilities) as such debts become absolute and matured; (b) the Surviving Entities and their respective Subsidiaries (on a consolidated basis) will not have an unreasonably small amount of capital for the operation of the businesses in which they are engaged or proposed to be engaged; and (c) the Surviving Entities and their respective Subsidiaries (on a consolidated basis) will be able to pay their liabilities, including contingent and other liabilities, as they mature. No transfer of property is being made by the Parent Parties, the Surviving Entities or any their respective Affiliates (or is contemplated being made) and no obligation is being incurred (or is contemplated being incurred) by the Parent Parties, the Surviving Entities or any of their respective Affiliates in connection with the Transactions (or any series of related transactions or any other transactions in close proximity with the Transactions) (a) with the intent to hinder, delay or defraud either present or future creditors of the Surviving Entities, the Parent Parties or any of their respective Affiliates, (b) that could reasonably be expected to render the Surviving Entities, the Parent Parties or any of their respective Affiliates insolvent or (c) that as of the date hereof, is reasonably expected to have a material adverse effect on the long term financial sustainability of the Surviving Entities, the Parent Parties or any of their respective Affiliates.

4.13 Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans. In connection with the due diligence investigation of the Company by the Parent Parties, the Parent Parties have received and may continue to receive from the Company Parties certain estimates, projections, forecasts, and other forward-looking information, as well as certain business and strategic plan information, regarding the Company Group and its businesses and operations. The Parent Parties hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts, and other forward-looking statements, as well as in such business and strategic plans, with which the Parent Parties are familiar, that the Parent Parties are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information, or business plans), and that, except for the representations and warranties expressly set forth in Article III, the Parent Parties have not relied on such information or on any other representation or warranty (express or implied), memorandum, presentation or other materials or information provided by or on behalf of the Company Parties and will have no claim against any member of the Company Group, or any of their respective Representatives, with respect thereto or any rights hereunder with respect thereto, except pursuant to the express terms of this Agreement, including on account of a breach of any of the representations, warranties, covenants, or agreements set forth herein. Without limiting the generality of the foregoing, each Parent Party acknowledges and agrees that, except for the representations and warranties expressly made by the Company in Article III or in any certificate delivered pursuant to this Agreement, neither the Company nor any other Person makes or has made any representations or warranties with respect to any estimates, projections, forecasts, or other forward-looking information made available to the Parent Parties or any of their respective Representatives (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Transactions).

4.14 Parent Party Information. The information supplied or to be supplied by the Parent Parties for inclusion in the Information Statement will not, at the time the Information Statement is first disseminated to the Company Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

4.15 No Other Representations or Warranties. Except for the representations and warranties expressly made by the Parent Parties in this Article IV or in any certificate delivered pursuant to this Agreement, no Parent Party or any other Person makes or has made any representation or warranty of any kind whatsoever, express or implied, at Law or in equity, with respect to the Parent Parties or their respective Affiliates or their respective business, operations, assets, liabilities, condition (financial or otherwise), notwithstanding the delivery or disclosure to the Company Parties or any of their respective Affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing. Except for the representations and warranties expressly set forth in Article III, the Parent Parties hereby acknowledge that no member of the Company Group, nor any other Person, makes or has made or is making any other express or implied representation or warranty with respect to any member of the Company Group or their respective business or operations, including with respect to any information provided or made available to the Parent Parties or any of their respective Representatives or any information developed by the Parent Parties or any of their respective Representatives.

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Obligations. Except (a) as expressly contemplated by this Agreement, (b) as set forth in the Company Disclosure Letter, (c) as required by applicable Law, or (d) as approved by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company Parties shall, and shall cause each of their respective Subsidiaries to, use commercially reasonable efforts to (i) conduct its business in all material respects in the ordinary course of business consistent with past practice, and (ii) preserve intact in all material respects its significant commercial relationships with third parties; provided, that no action by the members of the Company Group with respect to matters specifically addressed by any provision of Section 5.2 shall be deemed a breach of this sentence unless such action would constitute a breach of such relevant provision of Section 5.2.

5.2 Forbearance Covenants. Except (a) as expressly contemplated by this Agreement, (b) as set forth in the Company Disclosure Letter, (c) as required by applicable Law, or (d) as approved by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company Parties shall not, and shall not permit any of their respective Subsidiaries, to:

(a) amend the Charter, Bylaws, Holdings LLCA or the organizational documents of any member of the Company Group, in each case, in any material respect;

(b) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(c) issue, sell, deliver or agree or commit to issue, sell or deliver any Company Securities, except (i) any Company Securities issued or redeemed in connection with an Exchange (as defined in the Holdings LLCA) or issued pursuant to the exercise of Company Warrants; or (ii) as required by the terms of any award agreements under the Company Stock Plan with respect to, and upon the vesting, exercise or settlement of, Company Options, Company RSUs, or Company PSUs, in each case, outstanding as of the date of this Agreement or granted after the date hereof in compliance with this Agreement;

(d) except for transactions solely between or among members of the Company Group, reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, directly or indirectly, any of its capital stock or other equity or voting interest, other than (i) the acquisitions of shares of Company Common Stock in connection with the surrender of shares of Company Common Stock by holders of Company Options in order to pay the exercise price of such Company Options, (ii) the withholding of shares of Company Common Stock to satisfy Tax obligations incurred in connection with the exercise of Company Options or vesting and settlement of Company RSUs or Company PSUs, and (iii) the acquisition by the Company of Company Options, Company RSUs, and Company PSUs in connection with the forfeiture of such awards, in each case in accordance with their terms;

(e) declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, except for cash dividends made by one member of the Company Group to another member of the Company Group;

(f) (i) incur, assume, endorse, guarantee, or otherwise become liable for any indebtedness for borrowed money, except (A) borrowings in the ordinary course of business under the Company Group’s credit facilities as in effect on the date hereof, (B) guarantees or credit support provided by any member of the Company Group of the obligations of another member of the Company Group to the extent such indebtedness is in existence on the date of this Agreement or incurred in compliance with this Section 5.2(f), (C) performance bonds and surety bonds entered into in the ordinary course of business and (D) any indebtedness between or among members of the Company Group;

(g) except as required by applicable Law or any Employee Plan, (i) establish, enter into, adopt, amend or modify (including accelerating the vesting), renew, enter into or terminate any material Employee Plan or Labor Agreement, other than entering into at-will offer letters (or, for jurisdictions outside of the United States, employment agreements that provide for employment period or rights no greater than required by applicable law) with new hires in the ordinary course of business consistent with past practice and whose annual base salary or annual wage rate is (x) $200,000 or less for individuals employed in North America, (y) $175,000 or less for individuals employed in Europe, and (z) $100,000 or less for individuals employed in any other jurisdiction; (ii) grant, or enter into any Contract to commit to grant, any bonus (including any retention or change in control bonus), severance, termination pay or equity or equity-based award to any employee or other individual service provider or increase the compensation, severance or termination pay of any employee or other individual service provider, other than any increase in base salary or annual wage rate and proportional increases in target annual bonus opportunities adopted in the ordinary course of business consistent with past practice for non-officer employees or individual service providers whose annual base salary is (x) $200,000 or less for individuals employed in North America, (y) $175,000 or less for individuals employed in Europe, or (z) $100,000 or less for individuals employed in any other jurisdiction, (iii) materially increase the coverage or benefits available under any Employee Plan, (iv) accelerate the vesting or payment of, or fund or in any other way secure the payment, compensation or benefits under, or change any actuarial or other assumption used to calculate funding obligations with respect to, any Employee Plan, (v) plan, announce, implement or effect any reduction in force or mass layoff or (vi) terminate (other than for “cause” as determined in the Company’s reasonable discretion) or hire any employee or other individual service provider (other than to replace (x) a terminated employee on substantially the same terms and conditions as the terminated employee) or (y) an employee other individual service provider with an annual base salary of (A) $200,000 or less for individuals employed in North America, (B) $175,000 or less for individuals employed in Europe, and (C) $100,000 or less for individuals employed in any other jurisdiction, in each case of clauses (x) and (y), in the ordinary course of business consistent with past practice);

(h) settle any Legal Proceeding for an amount in excess of $250,000 individually or $2,500,000 in the aggregate, other than (i) any settlement where the amount paid or to be paid by the Company Group is covered by insurance coverage maintained by the Company Group and (ii) settlements of any Legal Proceedings for an amount not materially in excess of the amount, if any, reflected or reserved in the balance sheet (or the notes thereto) of the Company; provided that no settlement of any Legal Proceeding may (x) impose material non-monetary restrictions on the business activities of the Company Group, taken as a whole or (y) involve any admission of wrongdoing by any member of the Company Group;

(i) materially change the methods, principles or practices of financial accounting of the Company Group, except as required by GAAP, Regulation S-X of the Exchange Act (or any interpretation thereof), or by any Governmental Authority or applicable Law;

(j) (i) make (other than in the ordinary course of business), change or rescind any material Tax election, (ii) change any material accounting or Tax reporting, periods, methods, principles or policies, (iii) file any amended income Tax Return or any other amended Tax Return if such amendment to such other Tax Return would reasonably be expected to result in a material Tax liability, (iv) settle or compromise any material Tax liability or claim relating to a material amount of Taxes, (v) enter into any material closing agreement relating to any Tax, (vi) agree to an extension of a statute of limitations in respect of any material Taxes (other than an automatically granted extension to file Tax Returns) or (vii) surrender any right to claim a material Tax refund, offset or other reduction in Tax liability;

(k) incur or commit to incur any capital expenditures other than (i) during fiscal year 2026, amounts, on an annualized basis, not in excess of the capital expenditure budget for fiscal year 2026, in accordance with the capital expenditure budget for fiscal year 2026 set forth in Section 5.2(k) of the Company Disclosure Letter (the “Capex Budget”) and (ii) during fiscal year 2027, amounts, on an annualized basis, not in excess of 105% of the Capex Budget for fiscal year 2027;

(l) enter into, modify, amend, waive any rights under or terminate (other than any Material Contract that has expired in accordance with its terms) any Material Contract except, in each case, in the ordinary course-of business; provided, that any Material Contract (x) described by the definition set forth in Section 1.1(yyy)(iii) shall be exclusively governed by Section 5.2(m), (y) described by the definition set forth in Section 1.1(yyy)(vi) shall be exclusively governed by Section 5.2(f), and (z) described by the definition set forth in Section 1.1(xxx)(ix) shall be exclusively governed by Section 5.2(q);

(m) acquire any division, assets, properties, businesses or equity securities in any Person (including by merger, consolidation or acquisition of stock or assets), other than in or from any wholly owned Subsidiary of the Company or Holdings;

(n) sell, assign, transfer, license, sublicense or otherwise dispose of, any of the Company Group’s material tangible assets, other than such sales, assignments, transfers or other dispositions (i) that are in the ordinary course of business, (ii) of obsolete assets that are no longer used in the business of the Company Group or (iii) of Leased Real Property permitted by Section 5.2(q) below;

(o) sell, assign, transfer, license, sublicense or otherwise dispose of, any of the Company Owned Intellectual Property, other than (i) non-exclusive licenses granted to customers, vendors, suppliers or end-users in the ordinary course of business, or (ii) Company Group Registrations that is at the end of its statutory life;

(p) mortgage or pledge any portion of its properties or assets or subject any portion of its properties or assets to any Lien, except for Permitted Liens or in connection with financing transactions permitted by Section 5.2(f);

(q) (i) enter into any material lease, sublease, license or other occupancy agreement with an annual base rent in excess of $200,000, (whether as lessor or lessee, sublessor or sublessee, or licensor or licensee) (a “Material Lease”), with respect to any real property, (ii) assign or bifurcate any Material Lease to or with any Person, or (iii) terminate, rescind, renew (other than in accordance with its existing terms for renewal), amend, or grant any material waiver under any Material Lease, in each case, other than the downsizing actions with respect to certain Leased Real Property as set forth on Section 5.2(q) of the Company Disclosure Letter;

(r) except in the ordinary course of business, cancel, abandon, permit to lapse or fail to renew, maintain, pursue applications for or defend, any material Company Owned Intellectual Property;

(s) except pursuant to an existing Source Code Escrow Obligation as of the date of this Agreement, deposit any Company Group Software into escrow or enter into a Contract that contemplates any member of the Company Group placing the source code of any Company Group Software into escrow;

(t) disclose any Trade Secrets owned or controlled by a member of the Company Group to any Person other than in the ordinary course of business pursuant to a valid and enforceable written Contract providing for the confidentiality and non-disclosure by such Person of all such information or Trade Secrets, or as required by Law;

(u) except in the ordinary course of business, use any Artificial Intelligence Tools in connection with (i) any products and services offered by any member of the Company Group or (ii) any Personal Data or Trade Secrets Processed or controlled by any member of the Company Group;

(v) modify, amend, waive any rights under or terminate the TRA Amendment;

(w) take the actions set forth on Section 5.2(w) of the Company Disclosure Letter; or

(x) agree, resolve or commit to take any of the actions prohibited by this Section 5.2.

5.3 No Solicitation.

(a) No Solicitation or Negotiation. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company Group shall not, and shall not authorize or permit any of its Representatives to, directly or indirectly, (A) solicit, initiate, propose or induce the making, submission or announcement of, or facilitate or assist, or knowingly encourage, any proposal or offer that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; (B) furnish to any Person (other than the Parent Parties or any designees of the Parent Parties) any non-public information relating to the Company Group or afford to any Person access to the business, properties, assets, books, records or personnel, of the Company Group, in any such case with the intent to induce the making, submission or announcement of, or to facilitate or knowingly encourage, any proposal or offer that constitutes or could reasonably be expected to lead to, an Acquisition Proposal; (C) participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal (or inquiries, proposals or offers that could reasonably be expected to lead to an Acquisition Proposal), in each case other than informing such Persons of the existence of the provisions contained in this Section 5.3 and contacting the Person making the Acquisition Proposal solely in order to clarify the terms of the Acquisition Proposal that are necessary to determine whether the Acquisition Proposal constitutes a Superior Proposal; (D) approve, endorse or recommend an Acquisition Proposal; or (E) approve, recommend or enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”). Subject to the terms of Section 5.3(b), promptly (and in any event within one Business Day) following the execution of this Agreement, the Company Parties shall request the return or destruction of all non-public information concerning the Company or its Subsidiaries theretofore furnished to any such Person (other than Parent, the Financing Sources and their respective Affiliates or any Person to whom the Company or its Representatives have already furnished such request prior to the date of this Agreement) with whom a confidentiality agreement was entered into at any time prior to the date hereof with respect to an Acquisition Proposal, and shall immediately cease and shall cause each of its Subsidiaries and use its reasonable best efforts to cause its and their respective Representatives to immediately (x) cease any discussions, communications or negotiations with any Person (other than the Parties and their respective Representatives) in connection with an Acquisition Proposal (or proposals or offers that could reasonably be expected to lead to an Acquisition Proposal) by such Person and (y) shut off all access of any Person (other than the Parties and their respective Representatives) to any electronic data room maintained by the Company with respect to the Transactions. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company will be required to enforce, and will not be permitted to waive, terminate or modify, any provision of any standstill or similar provision that prohibits or purports to prohibit a proposal being made to the Company Board (or any committee thereof) unless the Company Board (or any committee thereof) has determined in good faith, after consultation with its outside legal counsel, that failure to take such action would be inconsistent with its fiduciary duties under applicable Law.

(b) Superior Proposals. Notwithstanding anything to the contrary set forth in this Agreement, from the date of this Agreement until the earlier to occur of (i) the termination of this Agreement pursuant to Article VIII and (ii) the Company’s receipt of the Requisite Stockholder Approval, the Company Parties and the Company Board (or a committee thereof) may, directly or indirectly through one or more of their Representatives, participate or engage in discussions or negotiations with, furnish any non-public information relating to the

Company Group to, or afford access to the business, properties, assets, books, records or personnel, of the Company Group pursuant to an Acceptable Confidentiality Agreement to any Person or such Person’s Representatives that has made, renewed or delivered to the Company an Acquisition Proposal after the date of this Agreement, and otherwise facilitate such Acquisition Proposal or assist such Person (and such Person’s Representatives and financing sources) with such Acquisition Proposal if requested by such Person, in each case with respect to an Acquisition Proposal that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel) either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal; provided, that subject to applicable Law and any applicable “clean team” or similar arrangement, the Company shall provide to the Parent Parties any material non-public information or data that is provided to any Person given such access that was not previously made available to the Parent Parties prior to or promptly (and in any event within 24 hours) following the time it is provided to such Person.

(c) Company Board Recommendation Change; Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, until the earlier to occur of (x) the termination of this Agreement pursuant to Article VIII and (y) the Company’s receipt of the Requisite Stockholder Approval:

(i) the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties under applicable Law; provided, that the Company Board (or a committee thereof) shall not effect such a Company Board Recommendation Change unless:

(1) the Company has provided prior written notice to Parent at least four (4) Business Days in advance to the effect that the Company Board (or a committee thereof) intends to effect a Company Board Recommendation Change, which notice shall specify the basis for such Company Board Recommendation Change; and

(2) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during such four (4) Business Day period, has negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of this Agreement in such a manner that would obviate the need to effect a Company Board Recommendation Change; or

(ii) if the Company has received an Acquisition Proposal that the Company Board has determined in good faith (after consultation with its financial advisors and outside legal counsel) constitutes a Superior Proposal, then the Company Board may (A) effect a Company Board Recommendation Change with respect to such Acquisition Proposal; or (B) cause the Company to terminate this Agreement pursuant to Section 8.1(h) in order to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal; provided, that the Company Board (or a committee thereof) shall not take any action described in the foregoing clauses (A) and (B) unless:

(1) the Company has provided prior written notice to Parent at least four (4) Business Days in advance (such notice period, including any extension thereto in accordance with this Section 5.3(c)(ii)(2), the “Notice Period”) to the effect that the Company Board (or a committee thereof) intends to take the actions described in clauses (A) or (B) of Section 5.3(c)(ii), including the identity of the Person or Group making such Acquisition Proposal, the material terms thereof and copies of all material relevant agreements relating to such Acquisition Proposal; and

(2) prior to effecting such Company Board Recommendation Change or termination, the Company and its Representatives, during the Notice Period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of this Agreement in such a manner that would obviate the need to effect a Company Board Recommendation Change or termination; provided, that in the event of any material modifications to such Acquisition Proposal (it being understood that any change to the financial terms of such proposal shall be deemed a material modification), the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(c)(ii) with respect to such new written notice, it being understood that the “Notice Period” in respect of such new written notice will be three (3) Business Days.

(d) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as permitted by Section 5.3(c) or Section 5.3(f), the Company Board shall not:

(i) (A) withhold, withdraw, amend or modify, or publicly propose to withhold, withdraw, amend or modify, the Company Board Recommendation in a manner adverse to Parent in any material respect; (B) adopt, approve or recommend to the Company Stockholders an Acquisition Proposal; or (C) if an Acquisition Proposal that has been structured as a tender offer or exchange offer that constitutes an Acquisition Proposal for any outstanding shares of Company Common Stock has commenced, fail to publicly affirm the Company Board Recommendation and recommend against acceptance of such Acquisition Proposal, tender offer or exchange offer by its stockholders within ten (10) Business Days of receiving a written request from Parent to provide such public reaffirmation following receipt by the Company of a publicly announced Acquisition Proposal (any action described in clauses (A) through (C), a “Company Board Recommendation Change”); provided that, for the avoidance of doubt, none of (1) the factually accurate disclosure by the Company of the receipt of an Acquisition Proposal or any disclosure permitted by Section 5.3(f), (2) the determination by the Company Board (or a committee thereof) that an Acquisition Proposal constitutes a Superior Proposal; (3) the public disclosure by the Company of such determination; or (4) the delivery by the Company of any notice contemplated by Section 5.3(c) will constitute a Company Board Recommendation Change; or

(ii) cause or permit any member of the Company Group to enter into an Alternative Acquisition Agreement.

(e) Notice. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company shall as promptly as reasonably practicable (and, in any event, within 24 hours) notify Parent if any Acquisition Proposal is received by the Company or any of its Representatives. Such notice must include (i) the identity of the Person or Group making such Acquisition Proposal; and (ii) a summary of the material terms and conditions of any such Acquisition Proposal and a copy of the most current version of the written agreement relating to such Acquisition Proposal. Thereafter, the Company must keep Parent reasonably informed, on a reasonably prompt basis, of the status and material terms of any such Acquisition Proposal and the status of any related discussions or negotiations.

(f) Certain Disclosures. Nothing contained in this Agreement will prohibit the Company or the Company Board (or a committee thereof) from taking and disclosing to the Company Stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication in connection with the making or amendment of a tender offer or exchange offer), making a customary “stop-look-and-listen” communication to the Company Stockholders pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communication) or from making disclosures to the Company Stockholders pursuant to applicable securities Laws with regard to the Transactions or an Acquisition Proposal and no such communication by the Company or the Company Board permitted by this Section 5.3(f) shall be deemed to be a Company Board Recommendation Change.

(g) Breach by Representatives. The Company agrees that any breach of any applicable restrictions set forth in this Section 5.3 by any of the Company’s Representatives shall be a breach of this Section 5.3 by the Company.

5.4 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give the Parent Parties, on the one hand, or the Company Parties, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Company Merger Effective Time. Prior to the Closing, each of the Parent Parties and the Company Parties shall exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Required Action and Forbearance; Efforts.

(a) Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement (including this Section 6.1(a)) and subject to any different standard set forth herein with respect to any covenant or obligation (including Section 5.3(c)), the Parent Parties shall (and shall cause their respective Affiliates to), on the one hand, and the Company Parties shall (and shall cause their respective Subsidiaries to), on the other hand, use their respective reasonable best efforts (A) to take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Mergers and the other Transactions, including by (i) causing the conditions to the Mergers set forth in Article VII to be satisfied and (ii) (A) obtaining all consents, waivers, approvals, orders and authorizations from, or giving required notices to, Governmental Authorities and third parties; and (B) making all registrations, declarations and filings with Governmental Authorities, in each case that are necessary to consummate the Transactions.

(b) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither the Parent Parties nor any member of the Company Group will be required to agree to the payment of any fee (other than the payment by the Company Group or the Parent Parties of their respective own de minimis costs and expenses) or other consideration in connection with obtaining any consent or waiver pursuant to any Material Contract in connection with the Mergers and the other Transactions, unless otherwise agreed by Parent and the Company.

(c) Limitations. Section 6.1(a) shall not apply to filings under Antitrust Laws or Foreign Investment Laws, which shall be governed by the obligations set forth in Section 6.2 below.

6.2 Antitrust, Foreign Investment and Regulatory Matters

(a) Filing Under Antitrust Laws. Each of the Parent Parties shall (and shall cause their respective Affiliates to), on the one hand, and the Company Parties shall (and shall cause their respective Affiliates), on the other hand, to the extent required, (i) within twenty-five (25) Business Days following the date of this Agreement, file with the FTC and the Antitrust Division of the DOJ a Notification and Report Form relating to this Agreement and the Mergers as required by the HSR Act; and (ii) within twenty-five (25) Business Days following the date of this Agreement, file such notification filings, forms and submissions, including any draft notifications in jurisdictions requiring pre-notification, with any Governmental Authority as necessary in the view of the Parties acting reasonably or to the extent set forth on Section 6.2(a)(ii) of the Company Disclosure Letter, for compliance with other applicable Antitrust Laws and Foreign Investment Laws in connection with the Mergers. Each of the Parent Parties and the Company Parties shall (A) cooperate and coordinate (and shall cause their respective Affiliates to cooperate and coordinate) with the other in the making of such filings; (B) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (C) respond appropriately to any request for additional information by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and (D) subject to and in accordance with Section 6.02(b), use their respective reasonable best efforts to take (and cause their Affiliates to take) all action necessary, proper or advisable to (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws or Foreign Investment Laws applicable to this Agreement or the Mergers; and (2) obtain all clearances, consents, approvals, waivers, actions, non-actions, waiting period expirations or terminations and other authorizations pursuant to any Antitrust Laws or Foreign Investment Laws applicable to this Agreement or the Mergers or the Transactions (clauses (1) and (2), the “Governmental Approvals”), in each case as promptly as practicable and in any event prior to the Termination Date. Each of the Parent Parties shall (and shall cause their respective Affiliates to), on the one hand, and the Company Parties shall (and shall cause their respective Affiliates), on the other hand, to promptly inform the other of any communication from any Governmental Authority regarding the Mergers in connection with such filings. If a Party or any of its Affiliates receives any comments or a request for additional information or documentary material from any Governmental Authority with respect to the Mergers pursuant to the HSR Act, any other Antitrust Laws or Foreign Investment Laws applicable to the Mergers, then such Party shall make (or cause to be made), as promptly as practicable and after consultation with the other Parties, an appropriate response to such request; provided, that no Party may extend any waiting period or enter into any agreement or understanding with any Governmental Authority without the permission of the other Parties, which shall not be unreasonably withheld, conditioned or delayed. The Parent Parties shall be solely responsible for payment of all filing fees in connection with filings made under the HSR Act, any other Antitrust Laws and any Foreign Investment Laws.

(b) Avoidance of Impediments. In furtherance and not in limitation of the other covenants in this Section 6.2, “reasonable best efforts”, as used in this Section 6.2, of the Parent Parties shall include and require, and the Parent Parties shall take the following actions, if and to the extent necessary to obtain the Governmental Approvals, and to avoid or eliminate each and every impediment to Closing under any Antitrust Law and any Foreign Investment Law applicable to the Mergers or the Transactions, including but not limited to any legal challenge to the Mergers or the Transactions, as promptly as practicable prior to the Termination Date: (i) offering, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, and (ii) taking all actions necessary to avoid or eliminate each and every impediment and obtain all Governmental Approvals, including (A) the sale, divestiture, transfer, license, disposition, or hold separate (through the establishment of a trust or otherwise), of any and all of the capital stock or other equity or voting interest, assets (whether tangible or intangible), rights, properties, products or businesses of the Parent Parties and their respective Affiliates and of the Company Group; (B) the termination, modification, or assignment of existing relationships, joint ventures, Contracts, or obligations of the Parent Parties and their respective Affiliates and of the Company Group; (C) the modification of any course of conduct regarding future operations of the Parent Parties and their respective Affiliates and of the Company Group; and (D) any other restrictions on the activities of Parent Parties and their respective Affiliates and of the Company Group, including the freedom of action of the Parent Parties and their respective Affiliates and of the Company Group with respect to, or their ability to retain, one or more of their respective operations, divisions, businesses, product lines, customers, assets or rights or interests, or their freedom of action with respect to the assets, properties, or businesses to be acquired pursuant to this Agreement; in each case, so as to allow the consummation of the Mergers and the Transactions as soon as practicable prior to the Termination Date. Notwithstanding anything to the contrary herein, (i) none of the Parent Parties shall be required, and none of the Company Parties and their respective Affiliates shall be permitted (without Parent’s prior written consent), to consent to, or offer to agree or consent to, or effect or undertake, any terms, conditions, liabilities, obligations, commitments, sanctions or undertakings (including settlements, stipulations, operational restrictions, hold separate orders, divestitures or otherwise) in connection with obtaining Governmental Approvals that (A) individually or in the aggregate, would reasonably be expected to be material to the Company Group, taken as a whole, or (B) would apply to, relate to or otherwise be in respect of Parent or any of its Affiliates or any of their respective businesses (other than the Company Group or its businesses) and (ii) none of Parent or its Affiliates shall be required to consent to, or offer to agree or consent to, or to make, any amendments or modifications to any of the terms of this Agreement. Parent shall oppose any request for, the entry of, and seek to have vacated or terminated, any order, judgment, decree, injunction or ruling of any Governmental Authority that would restrain, prevent or delay any consents, clearances, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations applicable to the Mergers, including by defending through litigation, any action asserted by any Person in any court or before any Governmental Authority. Notwithstanding the foregoing, nothing in this Agreement shall require any member of the Company Group or their respective Affiliates to enter into any agreement or consent decree with the DOJ, FTC or any other Governmental Authority that is not conditioned on the Closing.

(c) Cooperation. In furtherance and not in limitation of the foregoing, the Company Parties and the Parent Parties shall (and shall cause their respective Affiliates to), subject to any restrictions under applicable Laws, (i) promptly notify the other Parties of, and, if in writing, furnish the others with copies of (or, in the case of oral communications, advise the others of the contents of) any material communication received by such Person from a Governmental Authority in connection with the Mergers and permit the other Parties to review and discuss in advance (and to consider in good faith any comments made by the other Parties in relation to) any proposed draft notifications, formal notifications, filing, submission or other written communication (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Mergers to a Governmental Authority; (ii) keep the other Parties informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Mergers and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval, waiver or other authorizations, (B) the expiration or termination of any waiting period, (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Laws, including any proceeding initiated by a private party, and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Mergers; and (iii) not independently participate in any meeting, hearing, proceeding or discussions (whether in person, by telephone, by video or otherwise) with or before any Governmental Authority in respect of the Mergers without giving the other parties reasonable prior notice of such meeting or substantive discussions and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. However, each of the Company Parties and the Parent Parties may designate any non-public information provided to, or proposed to be provided to, any Governmental Authority as restricted to “outside counsel only” and any such information shall not be shared with employees, officers or directors or their equivalents of the other Party without approval of the Party providing the non-public information; provided that each of the Company Parties and the Parent Parties may redact any valuation and related information and personally identifiable information before sharing any information provided to any Governmental Authority with another Party on an “outside counsel only” basis, and that the Company Parties and the Parent Parties shall not in any event be required to share information that benefits from legal privilege with the other Parties, even on an “outside counsel only” basis, where this would cause such information to cease to benefit from legal privilege. Parent shall, following consultation with (but not requiring the consent of) the Company, (i) control the strategy for obtaining any Governmental Approvals and (ii) coordinate the overall development of the positions to be taken and the regulatory actions to be requested in any applications and filings for approval of the matters contemplated by this Agreement which require regulatory approval and in connection with any investigation or other inquiry by, or any negotiations with, any Governmental Authority relating to the Transaction.

(d) Other Actions. The Parent Parties shall not, and shall cause each of their Subsidiaries not to enter into, agree to enter into, or consummate any Contracts or arrangements for an acquisition (by stock purchase, merger, consolidation, share exchange, purchase of assets, license or otherwise) of any Person or business that would reasonably be expected to (x) prevent, materially delay or materially impede (i) the obtaining of any Governmental Approvals or (ii) the Closing or (y) create a material risk of any Governmental Authority entering an Order prohibiting the consummation of the Transactions, including the Mergers.

6.3 Stockholder Consent, Information Statement and Other Required SEC Filings; Special Warrant Exercise.

(a) Stockholder Consent. Immediately after the execution of this Agreement and in lieu of calling a meeting of the Company’s stockholders, the Company shall take all actions reasonably necessary to submit a form of irrevocable written consent in the form attached hereto as Exhibit C (“Written Consent”) to the Principal Stockholders, representing, collectively, of greater than 51% of the outstanding voting shares of Company Common Stock (such written consent, as duly executed and delivered by all such record holders, the “Stockholder Consent”). Promptly following receipt of the Stockholder Consent, the Company will provide Parent with a copy of such Stockholder Consent. In connection with the Stockholder Consent, the Company shall take all actions necessary or advisable to comply, and shall comply in all respects, with the DGCL, including Section 228 and Section 262 thereof, and the Organizational Documents of the Company. For the avoidance of doubt, the signing, dating and delivery to the Company of the Stockholder Consent shall constitute the obtaining of the Requisite Stockholder Approval for all purposes under this Agreement.

(b) Information Statement. As promptly as reasonably practicable (but no later than 25 Business Days) following the date of this Agreement, the Company (with the assistance and cooperation of the Parent Parties as reasonably requested by the Company) shall prepare and file with the SEC an information statement of the type contemplated by Rule 14c-2 promulgated under the Exchange Act and Section 228 of the DGCL related to the Transactions and this Agreement (such information statement, including any amendment or supplement thereto, the “Information Statement”), provided, that the Company shall not be in breach of this Section 6.3(a) as a result of any delay in filing the Information Statement caused by the Parent Parties’ failure to comply with their obligations pursuant to Section 6.3(c).

(c) Other Required Company Filing. If the Company determines that it is required to file any document other than the Information Statement with the SEC in connection with the Mergers pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company (with the assistance and cooperation of the Parent Parties as reasonably requested by the Company) shall promptly prepare and file such Other Required Company Filing with the SEC. The Company shall use its reasonable best efforts to cause the Information Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NYSE. The Company may not file the Information Statement or any Other Required Company Filing with the SEC or otherwise communicate in writing with the SEC with respect to the Information Statement or any Other Required Company Filing, in each case, without providing Parent and its counsel, to the extent practicable, a reasonable opportunity to review and comment thereon and the Company shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(d) Furnishing Information. Each of the Company Parties, on the one hand, and the Parent Parties, on the other hand, shall use commercially reasonable efforts to furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Information Statement, as applicable, or any Other Required Company Filing. If at any time prior to the Information Statement Effectiveness Date, any information relating to the Company Parties, the Parent Parties or any of their respective Affiliates should be discovered by the Company Parties, on the one hand, or the Parent Parties, on the other hand, that should be set forth in an amendment or supplement to the Information Statement, as applicable, or any Other Required Company Filing, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information shall promptly notify the other, and an appropriate amendment or supplement to such filing describing such information shall be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company Stockholders or the holders of Company Warrants, as applicable.

(e) Notices. The Company, on the one hand, and the Parent Parties, on the other hand, shall advise the other, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for (i) any amendment or revisions to the Information Statement, as applicable, or any Other Required Company Filing, as the case may be; (ii) any receipt of comments from the SEC or its staff on the Information Statement or any Other Required Company Filing, as the case may be; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(f) Dissemination of Information Statement. Subject to applicable Law, the Company shall use its reasonable best efforts to cause the Information Statement (as applicable) to be disseminated to the Company Stockholders as promptly as reasonably practicable (and in any event within two (2) Business Days) following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Information Statement.

6.4 Special Warrant Exercise. The Company shall use its commercially reasonable efforts to (i) take (or cause to be taken) all actions; (ii) do (or cause to be done) all things; and (iii) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable to effectuate the Special Warrant Exercise promptly after the Closing, including by (A) preparing communications to inform holders of Company Warrants of the Special Warrant Exercise and (B) coordinating with the Warrant Agent to disseminate such communications, receive and process the exercise of Company Warrants and disburse funds to the holders of the Company Warrants in satisfaction of the Special Warrant Exercise. Following a Special Warrant Exercise by a holder of Company Warrants, the applicable Company Warrant shall automatically be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (A) the total number of shares of Company Common Stock underlying such Company Warrant multiplied by (B) the excess, if any, of the Per Share Price over the Reduced Warrant Price, subject to reduction for any applicable withholding or other similar Taxes required by applicable Law.

6.5 Treatment of Company Indebtedness. At least three (3) Business Days prior to the Company Merger Effective Time, with respect to the Company Indebtedness to be repaid at the Company Merger Effective Time, the Company shall deliver to Parent payoff letters in customary form from the lenders (or their applicable representative) with respect to the Company Credit Agreement, stating the amounts required to pay in full thereunder and to effect the release of any related liens or other security interests securing the Company Indebtedness (subject to the payment thereof at the Company Merger Effective Time) and providing that Liens (and guarantees), if any, granted in connection with the Company Credit Agreement relating to the assets, rights and properties of the Company and its Subsidiaries securing such Company Indebtedness shall, upon the payment of the amount set forth in the payoff at the Closing, be released and terminated (subject to delivery of funds as arranged by Parent and the filing of appropriate UCC-3 termination statements and other termination filings).

6.6 Anti-Takeover Laws. The Company and the Company Board shall (a) take reasonable actions within their power to ensure that no “anti-takeover” statute or similar statute or regulation is or becomes applicable to the Mergers; and (b) if any “anti-takeover” statute or similar statute or regulation becomes applicable to the Mergers, take reasonable actions within their power to ensure that the Mergers may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Mergers.

6.7 Access. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company shall afford Parent and its Representatives reasonable access, consistent with applicable Law, during normal business hours, upon reasonable advance request, to the properties, books and records and personnel of the Company Parties in connection with the Transactions, except that the Company Parties may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law or Contract requires the Company to restrict or otherwise prohibit access to such documents or information or providing access to such documents or information would violate or cause a default pursuant to, or give a third Person the right terminate or accelerate the rights pursuant to, such Contract; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) access would result in the disclosure of any trade secrets (including source code) of the Company Group or any third Persons; or (d) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand; provided, that (other than in the case of clause (d)), the Company shall inform Parent of the general nature of the information being withheld and, upon Parent’s request, use its commercially reasonable efforts to allow for any access or disclosure in a manner that does not result in the effects set out in clauses (a) through (c), including by making appropriate substitute arrangements. Any investigation conducted pursuant to the access contemplated by this Section 6.7 shall be conducted in a manner that does not (i) unreasonably interfere with the conduct of the business of the Company Group or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company Group of their normal duties or (ii) create a risk of damage or destruction to any property or assets of any member of the Company Group. Any access to the properties of the Company Group will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive or subsurface testing or any sampling, monitoring or analysis of soil, groundwater, building materials, indoor air, or other environmental media. Notwithstanding anything herein to the contrary, the Parent Parties shall not, and shall cause their respective Representatives not to, contact any employee of any member of the Company Group not involved in the negotiation of the Transactions or any customer, technology or other partner, vendor or supplier of the Company Group in connection with the Mergers or any of the other Transactions, in each case, without the Company’s prior written consent, and the Parent Parties acknowledge and agree that any such contact with any employee or any member of the Company Group shall be arranged and supervised by Representatives of the Company. All requests for access to employees or members of the Company Group pursuant to this Section 6.7 must be directed to the Chief Legal Officer of the Company or other Person designated by the Company. Notwithstanding anything to the contrary in this Section 6.7, nothing herein shall prevent Parent from, or shall be deemed to require the consent of the Company to, contacting its own customers (i) in the ordinary course of business unrelated to the Transaction or the Company Group or (ii) in connection with the Transaction but solely to the extent referencing publicly available information regarding the Transactions or information related to Parent and its business (including, for the avoidance of doubt, following the Closing), in each case, solely to the extent in compliance with applicable Law.

6.8 Section 16(b) Exemption. Prior to the Company Merger Effective Time, the Company shall be permitted to take all such actions as may be reasonably necessary or advisable hereto to cause the Company Merger, and any dispositions of equity securities of the Company (including derivative securities) (including the disposition, cancellation, or deemed disposition and cancellation of the Equity Awards) in connection with the Company Merger by each individual who is a director or executive officer of the Company, to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.

6.9 Directors’ and Officers’ Exculpation, Indemnification and Insurance.

(a) Indemnified Persons. The Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Entities and their respective Subsidiaries to) honor and fulfill, in all respects, the obligations of the Company Group pursuant to any indemnification agreements between a member of the Company Group on the one hand, and any of their respective current or former directors, officers, employees or agents (and any person who becomes a director, officer, employee or agent of any member of the Company Group prior to the Company Merger Effective Time), on the other hand (each, together with such Person’s heirs, executors and administrators, an “Indemnified Person” and, collectively, the “Indemnified Persons”), including pursuant to the Charter, the Bylaws, the Holdings LLCA and the other similar Organizational Documents of the Subsidiaries of the Company in effect on the date hereof, including in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, whenever asserted, to the extent that such Legal Proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) the fact that an Indemnified Person is or was a director, officer, employee or agent of the Company or such Subsidiary or Affiliate; (ii) any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director, officer, employee or agent of a member of the Company Group, or taken at the request of the a member of the Company Group (including in connection with serving at the request of a member of the Company Group as a director, officer, employee, agent, trustee or fiduciary of another Person (including any employee benefit plan), regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Company Merger Effective Time); and (iii) the Mergers, as well as any actions taken by the Company Parties or the Parent Parties with respect thereto (including any disposition of assets of the Surviving Corporation or any of its Subsidiaries that is alleged to have rendered the Surviving Corporation or any of its Subsidiaries insolvent), and in all cases, to the extent provided in such indemnification agreements, the Charter, the Bylaws, the Holdings LLCA and the other similar Organizational Documents of the Subsidiaries of the Company in effect on the date hereof, as applicable. In addition, during the period commencing at the Company Merger Effective Time and ending on the sixth anniversary of the Company Merger Effective Time, the Surviving Entities and their respective Subsidiaries shall (and Parent shall cause the Surviving Entities and their respective Subsidiaries to) cause the Organizational Documents of the Surviving Entities and their respective Subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Charter, the Bylaws, the Holdings LLCA and the other similar Organizational Documents of the Subsidiaries of the Company, as applicable, as of the date of this Agreement. During such six-year period, such provisions may not be repealed, amended or otherwise modified in any adverse manner except as required by applicable Law.

(b) D&O Insurance. During the period commencing at the Company Merger Effective Time and ending on the sixth anniversary of the Company Merger Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) (i) maintain in effect the Company’s current directors’ and officers’ liability and similar insurance (“D&O Insurance”) in respect of acts or omissions occurring at or prior to the Company Merger Effective Time on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the D&O Insurance in effect as of immediately prior to the Company Merger Effective Time or (ii) purchase a prepaid “tail” policy with respect to the D&O Insurance from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier (the “Tail Policy”). In satisfying its obligations pursuant to this Section 6.9(c), the Surviving Corporation will not be obligated to (A) pay annual premiums for D&O Insurance purchase pursuant to clause (i) in excess of 300% of the amount paid by the Company for coverage for its last full fiscal year (such 300% amount, the “Maximum Premium”) or (B) pay an aggregate cost for the Tail Policy in excess of the Maximum Premium. If the annual premiums of such insurance coverage for the six-year period exceed the Maximum Premium, then the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available for an annual premium not exceeding the Maximum Premium from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. In satisfaction of the foregoing obligations, prior to the Company Merger Effective Time the Company may (and at Parent’s request the Company will) purchase the Tail Policy so long as the aggregate cost for such Tail Policy does not exceed the aggregate Maximum Premium. If the Company elects to purchase the Tail Policy prior to the Company Merger Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain such Tail Policy in full force and effect for a period of no less than six years after the Company Merger Effective Time and continue to honor its obligations thereunder.

(c) Successors and Assigns. If Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or Surviving Corporation or entity in such consolidation or merger; or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then proper provisions will be made to the extent such obligations are not otherwise assumed by the operation of Law so that the successors and assigns of Parent, the Surviving Corporation or any of their respective successors or assigns shall assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 6.9.

(d) No Impairment. The obligations set forth in this Section 6.9 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other Person who is a beneficiary pursuant to the D&O Insurance or the “tail” policy referred to in Section 6.9(c) (and their heirs and representatives), the “Other Indemnified Persons”) without the prior written consent of such affected Indemnified Person or Other Indemnified Person. Each of the Indemnified Persons or Other Indemnified Persons are intended to be third party beneficiaries of this Section 6.9, with full rights of enforcement as if a Party. The rights of the Indemnified Persons and Other Indemnified Persons pursuant to this Section 6.9 will be in addition to, and not in substitution for, any other rights that such Persons may have pursuant to (i) the Charter, Bylaws and the Holdings LLCA; (ii) the Organizational Documents of the Subsidiaries of the Company Parties; (iii) any and all indemnification agreements entered into with any member of the Company Group; or (iv) applicable Law (whether at Law or in equity).

(e) Other Claims. Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the members of the Company Group for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.9 is not prior to or in substitution for any such claims pursuant to such policies or agreements.

6.10 Employee Matters

(a) Acknowledgement. Parent hereby acknowledges and agrees that a “change of control” (or similar phrase) within the meaning of each of the Employee Plans, as applicable, will occur as of the Company Merger Effective Time.

(b) Employment; Benefits. For a period of twelve months following the Company Merger Effective Time (the “Continuation Period”), the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) maintain for the benefit of each Continuing Employee: (i) annual base salary or wage rate (as applicable) and, subject to Section 6.10(b)(i) of the Company Disclosure Letter, annual target incentive opportunities (excluding annual long-term equity or equity-based incentive opportunities) that are, in each case, no less favorable than those in effect for such Continuing Employee immediately before the Company Merger Effective Time; (ii) annual long-term equity or equity-based incentive opportunities that are substantially comparable to those provided to similarly-situated employees of Parent or its Subsidiaries; (iii) severance and termination benefits in accordance with Section 6.10(b)(iii) of the Company Disclosure Letter; and (iv) other employee benefit plans, programs, policies, agreements or arrangements (excluding equity-based or long-term incentive opportunities, retention, change in control or transaction-related compensation, one-time bonuses, nonqualified deferred compensation, defined benefit pension and post-retirement welfare arrangements) that are substantially comparable in the aggregate to those in effect for (or available to) similarly situated employees of Parent or its Subsidiaries. From and after the Company Merger Effective Time, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to), honor and assume in accordance with its terms each Employee Plan.

(c) New Plans. With respect to each benefit or compensation plan, program, policy, arrangement or agreement that is made available to any Continuing Employee at or after the Company Merger Effective Time (each such plans, a “New Plan”), the Surviving Corporation and its Subsidiaries shall use its reasonable best efforts to (and Parent shall use its reasonable best efforts to cause the Surviving Corporation and its Subsidiaries to) cause to be granted to such Continuing Employee credit for all service with the Company Group prior to the Company Merger Effective Time for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual and severance entitlement or termination pay, but excluding defined benefit pension and post-retirement welfare arrangements), except to the extent that it would result in duplication of coverage or benefits for the same period of service. In addition, and without limiting the generality of the foregoing, Parent, the Surviving Corporation and its Subsidiaries, as applicable, shall use commercially reasonable efforts to (i) cause each Continuing Employee to be immediately eligible to participate, without any waiting period, in any and all New Plans to the extent that coverage pursuant to any such New Plan replaces coverage pursuant to a corresponding Employee Plan (such plans, the “Old Plans”); (ii) for purposes of each New Plan providing life insurance, medical, dental, pharmaceutical, vision or disability benefits, cause all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for the Continuing Employees and their covered dependents, except to the extent that any such exclusions or requirements still applied to such Continuing Employee under the comparable Employee Plan in which such Continuing Employee participated immediately before the Closing; (iii) for purposes of each New Plan providing medical, dental, pharmaceutical, or vision benefits, cause any eligible expenses incurred by the Continuing Employees and their covered dependents during the portion of the plan year of the Old Plan ending on the date that Continuing Employees’ participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employees and their covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan; and (iv) credit the accounts of the Continuing Employees pursuant to any New Plan that is a flexible spending account plan with any unused balances in the account of such Continuing Employees under the Old Plan that is a flexible spending account plan. Any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Company Merger Effective Time will be credited to such Continuing Employee following the Company Merger Effective Time.

(d) Company Incentive Plans. With respect to each of the Company’s annual incentive plans (each, a “Company Incentive Plan”), for the fiscal year in which the Company Merger Effective Time occurs, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) pay to each Continuing Employee at the same time or times that bonuses are ordinarily paid in accordance with the terms of the applicable Company Incentive Plan, a bonus for such fiscal year (each, an “Annual Bonus”), subject to such Continuing Employee’s employment with the Surviving Corporation or its Affiliates on the applicable payment date of the Annual Bonus. The amount of the Annual Bonus for a Continuing Employee shall equal the applicable bonus amount based on actual performance, measured as of the Company’s most recently completed fiscal quarter prior to the Company Merger Effective Time and compared against the Company’s quarterly budgeted plan for such fiscal year, extrapolated through the end of the applicable fiscal year, and, in each case, prorated based on the number of days during the applicable fiscal year such Continuing Employee continued in the employment of the Company through the Closing Date. The Company’s performance for purposes of this Section 6.10(d) shall be determined by the Company Board (or the compensation committee thereof) in good faith and consistent with past practice; provided, that, reasonably in advance to such determination, the Company shall provide Parent with the results of the Company’s performance to be presented for approval to the Company Board (or the compensation committee thereof) for Parent’s review and comment, which the Company shall consider in good faith. For sake of clarity, if the Company is on budget as of the end of the fiscal quarter, the Company will be considered to be on budget for the fiscal year. Notwithstanding the foregoing, if a Continuing Employee’s employment is terminated without Cause (as defined in the Company Stock Plan) or, if applicable, due to the Continuing Employee’s resignation with Good Reason (as defined in the applicable Continuing Employee’s employment agreement, if any, or the Executive Severance Plan if such Continuing Employee is a participant therein) before the date such prorated Annual Bonus is paid (each, a “Qualifying Termination”), subject to such Continuing Employee’s execution and non-revocation of a customary release of claims in favor of Parent and its Affiliates, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) pay such Continuing Employee such prorated Annual Bonus no later than thirty (30) days following the effective date of such release of claims; provided, that, to the extent such Continuing Employee is entitled to payment of a prorated Annual Bonus as a result of a Qualifying Termination pursuant to an existing Employee Plan, such Continuing Employee shall not be entitled to payment of the prorated Annual Bonus pursuant to this Section 6.10(d).

(e) Collective Bargaining Agreements. Notwithstanding anything in this Section 6.10 to the contrary, the terms and conditions of employment for any employees covered by a Labor Agreement set forth in Section 3.19 of the Company Disclosure Letter shall be governed by such agreement and Parent shall and shall cause the Surviving Corporation and its Subsidiaries to honor the terms thereof.

(f) Company Qualified DC Plan. If requested by Parent not less than five Business Days before the Closing Date, the Company shall adopt resolutions to terminate the Employee Plans that are Tax-qualified defined contribution plans in the United States (collectively, the “Company Qualified DC Plan”), effective as of the day prior to the Closing Date but contingent on the occurrence of the Closing. The form and substance of such resolutions shall be subject to the reasonable review and approval of Parent (such approval not to be unreasonably withheld, conditioned or delayed). Upon the distribution of the assets in the accounts under the Company Qualified DC Plan to the participants, Parent shall permit such participants who are then actively employed by Parent or its Subsidiaries to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code), in the form of cash or loan notes, from the Company Qualified DC Plan to the applicable United States Tax-qualified defined contribution plans of Parent or its Subsidiaries.

(g) Specified Actions. The Company Parties and the Company Board (or a duly formed committee thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act) shall take all actions necessary to give effect to the treatment of the Specified Options, Specified RSUs and Specified PSUs pursuant to the arrangements set forth in Sections 2.8(a), (b) and (c) of the Company Disclosure Letter.

(h) Employee Communications. Prior to the Closing, the Company Parties shall not issue any written communication (including any electronic communication) to the extent regarding the post-Closing employee benefit plans or arrangements and compensation (which, for the avoidance of doubt, does not include treatment of Equity Awards pursuant to this Agreement or the other provisions of this Agreement) that is intended for broad-based and general distribution to employees without the prior review and approval by Parent (not to be unreasonably withheld, conditioned or delayed).

(i) No Third-Party Beneficiary Rights. Notwithstanding anything to the contrary set forth in this Agreement, the provisions contained in this Section 6.10 are included for the sole benefit of the parties hereto, and nothing in this Section 6.10, whether expressly or implied, will be deemed to: (i) guarantee employment for any period of time for, or preclude or restrict in any way the ability of the Company, Parent, the Surviving Corporation or any of their respective Affiliates to terminate any employee or other individual service provider at any time; (ii) establish or amend any Employee Plan or any other employee benefit or compensation plan, program, policy or arrangement; (iii) restrict in any way the right of the Company, Parent, the Surviving Corporation or any of their respective Affiliates to amend, terminate or otherwise modify any Employee Plan or any other employee benefit plan or arrangement in accordance with its terms; (iv) obligate Parent, the Surviving Corporation or any of their respective Affiliates to adopt or maintain any particular plan or program or other compensatory or benefits arrangements at any time; or (v) create any third party beneficiary or other rights in any other Person (including any Continuing Employee (or beneficiary or dependent thereof)).

6.11 Public Statements and Disclosure. The initial press release with respect to the execution of this Agreement issued by each of the Company and Parent shall each be in a form reasonably agreed by the other Party. Following such initial releases, the Company Parties and Parent Parties shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Mergers and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by applicable Law, court process or by obligations with respect to any national securities exchange or national securities quotation system; provided, that the Parties shall not be obligated to engage in such consultation with respect to communications (including communications directed to employees, suppliers, customers, partners, vendors, stockholders or Financing Sources) made by either the Parent Parties or the Company Parties, in each case, that are consistent with public statements previously made in accordance with this Section 6.12 or any with any plan previously agreed to in writing between the Company Parties and the Parent Parties; provided, further, that the restrictions set forth in this Section 6.12 shall not apply to any release or public statement (x) made or proposed to be made by the Company Parties with respect to an Acquisition Proposal, a Superior Proposal or a Company Board Recommendation Change or any action taken pursuant thereto or (y) in connection with any dispute between the parties regarding this Agreement or the Mergers.

6.12 Transaction Litigation. Prior to the Company Merger Effective Time, the Company Parties will provide the Parent Parties with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed with respect to the status thereof. The Company Parties will (a) give the Parent Parties the opportunity to participate in (but not control) the defense, settlement or prosecution of any Transaction Litigation; and (b) consult with the Parent Parties with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company Parties may not compromise or settle any Transaction Litigation unless the Parent Parties have consented thereto in writing (which consent shall not be unreasonably conditioned, withheld or delayed). For purposes of this Section 6.13, “participate” means that the Company Parties shall keep the Parent Parties reasonably apprised of the proposed strategy and other significant decisions with respect to any Transaction Litigation (to the extent that the attorney-client privilege is not undermined or otherwise adversely affected), and the Parent Parties may offer comments or suggestions with respect to such Transaction Litigation which the Company Parties shall consider in good faith, but the Parent Parties shall not be afforded decision-making power or authority.

6.13 Stock Exchange Delisting; Deregistration. Prior to the Company Merger Effective Time, the Company shall cooperate with the Parent Parties and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of the NYSE to cause (a) the delisting of the Company Class A Common Stock and the Company Warrants from the NYSE as promptly as practicable after the Company Merger Effective Time; and (b) the deregistration of the Company Class A Common Stock and the Company Warrants pursuant to the Exchange Act as promptly as practicable after such delisting.

6.14 Additional Agreements. If at any time after the Holdings Merger Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving LLC with full title to all properties, assets, rights, approvals, immunities and franchises of either of Holdings or Holdings Merger Sub, then the proper officers and directors of each Party shall use their reasonable best efforts to take such action. If at any time after the Company Merger Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Company or Company Merger Sub, then the proper officers and directors of each Party shall use their reasonable best efforts to take such action.

6.15 Parent Vote. Immediately following the execution and delivery of this Agreement, (a) a wholly-owned subsidiary of Parent, in its capacity as the sole stockholder of Company Merger Sub, shall execute and deliver to Company Merger Sub and the Company Parties a written consent adopting this Agreement in accordance with the DGCL and (b) a wholly-owned subsidiary of Parent, in its capacity as the sole member of Holdings Merger Sub, shall execute and deliver to Holdings Merger Sub and the Company Parties a written consent adopting this Agreement in accordance with the DLLCA and the limited liability company agreement of Holdings Merger Sub.

6.16 Certain Arrangements. Without the prior consent of the Company Board, none of the Parent Parties nor any of their respective Affiliates, directly or indirectly, shall have any formal or informal discussions with respect to, or enter into any agreement, arrangement or understanding (in each case, whether oral or written), or authorize, commit or agree to enter into any agreement, arrangement or understanding (in each case, whether oral or written), described in Section 4.12 of this Agreement.

6.17 Tax Matters.

(a) Following the Closing, Parent shall cause Holdings to, at its expense, prepare or cause to be prepared and file or cause to be filed any Tax Returns required to be filed by it for any taxable period beginning on or before the Closing Date (such period, a “Pre-Closing Tax Period”) to the extent that (i) Holdings is treated as a pass-through entity for purposes of such Tax Return and (ii) the results of operations reflected on such Tax Returns are also reflected on the Tax Returns of the beneficial owners of Holdings (such Tax Return, an “Holdings Pre-Closing Tax Return”). All Pre-Closing Tax Returns of Holdings shall be prepared, and any positions and elections relating thereto made, in a manner consistent with the prior practice of Holdings, except as otherwise required by law.

(b) Following the Closing, except as may otherwise be required by law, the Corporate Taxpayer and its Subsidiaries shall not, without the prior written consent of the Member Representative (not to be unreasonably withheld, conditioned or delayed) (i) file an amended Pre-Closing Tax Return with respect to Holdings for any Pre-Closing Tax Period, (ii) change any method of accounting for Holdings with respect to a Pre-Closing Tax Period that would require Holdings to file an amended Pre-Closing Tax Return or (iii) make any income tax election with retroactive effect to a Pre-Closing Tax Period that would require Holdings to file an amended Pre-Closing Tax Return, in each case, if such action would reasonably be expected to result in a disproportionate and material adverse impact on any of the Specified Members (other than the Company and its Subsidiaries) relative to the Company and its Subsidiaries. Notwithstanding anything herein to the contrary or any organizational document of Holdings to the contrary, no “push out” election under Section 6226 of the Code (or any corresponding election under state or local applicable Law) with respect to any Pre-Closing Tax Period shall be made or caused to be made in respect of Holdings or any of its Subsidiaries.

(c) The consideration (including amounts treated as consideration for U.S. federal income Tax purposes) payable to the Members in respect of their Units (as defined in the LLC Agreement) in Holdings pursuant to the Merger Agreement shall be allocated among the assets of Holdings in accordance with the method set forth in Section 6.17(c) of the Company Disclosure Letter (the “Purchase Price Allocation Method”). Within ninety (90) days after the Closing Date, Parent shall prepare and deliver to the Person designated as the “Continuing Member Representative” pursuant to the Holdings LLCA (such Person, the “Member Representative”) for its review a draft allocation statement (the “Allocation Statement”), which shall include a description of the amount of consideration allocated to property described in the Purchase Price Allocation Method, and Parent shall consider in good faith any reasonable comments to the Allocation Statement received from the Member Representative within thirty (30) days of receipt thereof. The parties (i) shall file or cause to be filed all Tax Returns in a manner consistent with the final Allocation Statement and (ii) shall not take any position for Tax purposes that is inconsistent with the final Allocation Statement, except, in each case, as required by applicable law.

(d) The Company and its Subsidiaries shall not cause Holdings to elect to be classified as a corporation for U.S. federal income Tax purposes effective prior to the date of the Closing.

(e) Parent and its Affiliates (including the Company, Holdings and their respective Subsidiaries) shall not make any election under Section 336 or 338 of the Code with respect to Holdings or any of its Subsidiaries in connection with the Transactions.

6.18 Certain Actions. The Company shall use commercially reasonable efforts to take the actions set forth on Section 6.18 of the Company Disclosure Letter; provided, that, the achievement or satisfaction or any of the actions set forth on Section 6.18 of the Company Disclosure Letter (i) shall not be conditions to the Closing and (ii) any failure to achieve or satisfy such actions, or such actions or inactions, shall not prevent or delay the Closing or be the basis for any breach or deemed breach or failure to comply or perform by the Company or any of its Subsidiaries of this Agreement and shall not be taken into account in connection with the satisfaction any condition to Closing; provided that nothing in this Section 6.18 shall limit the Parent Parties’ right to specific performance pursuant to Section 9.8(b).

ARTICLE VII CONDITIONS TO THE MERGERS

7.1 Conditions to Each Party’s Obligations to Effect the Mergers. The respective obligations of each Party to consummate the Mergers are subject to the satisfaction (or waiver by Parent and the Company where permissible pursuant to applicable Law) at or as of the Company Merger Effective Time of each of the following conditions:

(a) Requisite Stockholder Approval. The Company’s receipt of the Requisite Stockholder Approval by receipt of the Written Consent.

(b) Antitrust and Foreign Investment Laws. (i) The waiting periods applicable to the Transactions pursuant to the HSR Act (or any extension thereof, including any agreement with any Governmental Authority to delay the consummation of the Transactions entered into by the Parties) will have expired or otherwise been terminated and (ii) the approvals, clearances or expirations of waiting periods set forth in Section 7.1(b) of the Company Disclosure Letter will have occurred or been obtained (as applicable).

(c) No Prohibitive Laws or Injunctions. No Law, injunction or order (whether temporary, preliminary or permanent) by any Governmental Authority of competent jurisdiction prohibiting, enjoining or otherwise making illegal the consummation of the Mergers shall have been enacted, entered or promulgated and be continuing in effect.

7.2 Conditions to the Obligations of the Parent Parties. The obligations of the Parent Parties to consummate the Mergers shall be subject to the satisfaction (or waiver by Parent where permissible pursuant to applicable Law) at or as of the Company Merger Effective Time of each of the following conditions:

(a) Representations and Warranties. (i) the representations and warranties of the Company Parties set forth in the first sentence of Section 3.1, Section 3.2, Section 3.3(a), Section 3.4, Section 3.7 (other than the representations and warranties set forth in the first and second sentence of Section 3.7(a) and Section 3.7(c)) and Section 3.25 shall be true and correct in all material respects as of the date of this Agreement and on the Closing Date as if made on the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all material respects only as of such specified date), (ii) the representations and warranties of the Company set forth in the first and second sentence of Section 3.7(a) and Section 3.7(c) shall be true and correct in all respects as of the date of this Agreement and on the Closing Date as if made on the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all respects only as of such specified date), except for any de minimis inaccuracies, (iii) the representations and warranties of the Company set forth in Section 3.12(b) shall be true and correct in all respects on the date of this Agreement and on the Closing Date as if made on the Closing Date, and (iv) the other representations and warranties of the Company set forth in Article III of this Agreement shall be true and correct as of the date of this Agreement and on the Closing Date as if made on the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct only as of such specified date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” or words of similar import) would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company Parties shall have complied with or performed in all material respects the covenants and agreements of this Agreement required to be performed and complied with by it at or prior to the Closing.

(c) Officer’s Certificate. The Parent Parties shall have received a certificate of the Company Parties, validly executed for and on behalf of the Company Parties and in their respective names by a duly authorized executive officer thereof, certifying that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

(d) TRA Amendment. The TRA Amendment shall not have been amended or otherwise modified, and the TRA Amendment shall be in full force and effect as of immediately prior to the Company Merger Effective Time.

7.3 Conditions to the Obligations of the Company Parties to Effect the Mergers. The obligations of the Company Parties to consummate the Mergers are subject to the satisfaction (or waiver by the Company where permissible pursuant to applicable Law) at or as of the Company Merger Effective Time of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Parent Parties set forth in this Agreement shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Parent Material Adverse Effect” or words of similar import) as of the date of this Agreement and as of the Closing Date as if made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct only as of such specified date), except where the failure of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to prevent, materially delay, or have a material adverse effect on the ability of the Parent Parties to perform their obligations under this Agreement or to consummate the Transactions (a “Parent Material Adverse Effect”).

(b) Performance of Obligations of the Parent Parties. The Parent Parties shall have complied with or performed in all material respects the covenants and agreements of this Agreement required to be performed and complied with by the Parent Parties at or prior to the Closing.

(c) Officer’s Certificate. The Company shall have received a certificate of Parent Parties, validly executed for and on behalf of the Parent Parties and in their respective names by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

8.1 Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) Mutual Agreement. At any time prior to the Holdings Merger Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) by mutual written agreement of Parent (on behalf of the Parent Parties) and the Company (on behalf of the Company Parties);

(b) Order. By either Parent (on behalf of the Parent Parties) or the Company (on behalf of the Company Parties), at any time prior to the Holdings Merger Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if (i) any permanent injunction or other final and non-appealable judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Mergers is in effect that, in each case, prohibits, makes illegal or enjoins the consummation of the Mergers and has become final and non-appealable; or (ii) any statute, rule or regulation has been enacted that prohibits, makes illegal or enjoins the consummation of the Mergers; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to a Party if the issuance of such permanent injunction or other final and non-appealable judgment or order, or statute, rule or regulation was primarily due to the failure of such Party to perform any of its obligations under this Agreement or if such Party shall have failed to comply with its obligations under Section 6.2;

(c) Termination Date. By either Parent (on behalf of the Parent Parties) or the Company (on behalf of the Company Parties), at any time prior to the Holdings Merger Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if the Holdings Merger Effective Time has not occurred by 11:59 p.m., New York City time, on February 25, 2026 (the “Termination Date”); provided, however, that if as of the Termination Date any of the conditions set forth in Section 7.1(c) (solely to the extent such condition has not been satisfied due to an order or injunction arising under any Antitrust Law or Foreign Investment Laws applicable to this Agreement or the Mergers) or Section 7.1(b) shall not have been satisfied or waived (and all other conditions have been satisfied or, to the extent permitted by Law, waived by the parties entitled thereto, other than those conditions that by their terms are to be satisfied at the Closing), Parent may extend the Termination Date, in its sole discretion, to 11:59 p.m., New York City time, on May 25, 2026 (the “Extended Termination Date”) by giving written notice of such extension to the Company no later than two (2) Business

Days prior to the Termination Date; provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(c) (or to extend the Termination Date to the Extended Termination Date) will not be available to any party whose material breach of any provision of this Agreement has been the primary cause of, or resulted in, the failure of the Mergers to be consummated prior to the Termination Date and if Parent is such breaching party, then the Company shall be permitted to terminate this Agreement at the Termination Date;

(d) Company Party Breach. By Parent (on behalf of the Parent Parties), if the Company Parties have breached any of their representations, warranties or failed to perform any of their covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.2(a) or (b), and is incapable of being cured prior to the Termination Date or, if capable of being cured prior to the Termination Date, the Company Parties shall not have cured such breach or failure to perform within the earlier of (x) the Termination Date and (y) forty-five (45) days following receipt by the Company Parties of written notice of such breach or failure to perform by Parent stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(d) and the basis for such termination; provided, that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(d) if any one or more of the Parent Parties are then in material breach of any representations, warranties, covenants or other agreements contained in this Agreement that would result in a failure of a condition set forth in Section 7.3(a) or (b);

(e) Company Board Recommendation Change. By Parent (on behalf of the Parent Parties), if at any time prior to the Company’s receipt of the Requisite Stockholder Approval, the Company Board (or a committee thereof) has effected a Company Board Recommendation Change;

(f) Parent Party Breach. By the Company (on behalf of the Company Parties), if any one or more of the Parent Parties has breached or failed to perform any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.3(a) or (b), and is incapable of being cured prior to the Termination Date or, if capable of being cured prior to the Termination Date, the Parent Parties shall not have cured such breach or failure to perform within the earlier of (x) the Termination Date and (y) forty-five (45) days following receipt by the Parent Parties of written notice of such breach or failure to perform by the Company stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(f) and the basis for such termination; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(f) if a Company Party is then in material breach of any representations, warranties, covenants or other agreements contained in this Agreement that would result in a failure of a condition set forth in Section 7.2(a) or (b);

(g) Superior Proposal. By the Company (on behalf of the Company Parties), at any time prior to the receipt of the Requisite Stockholder Approval, in order to concurrently enter into an Alternative Acquisition Agreement providing for a Superior Proposal, if the Company pays to Parent in immediately available funds the Company Termination Fee in accordance with Section 8.3(b)(iii) substantially concurrently with such termination; or

(h) Stockholder Consent. By Parent, if the Stockholder Consent, duly executed by the Principal Stockholders and representing greater than 51% of the voting power of the outstanding shares of Company Common Stock, shall not have been delivered to Parent and the Company with one (1) Business Day following the date of this Agreement.

8.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a) (Mutual Agreement)) must deliver prompt written notice thereof to the other Parties specifying the provision of Section 8.1 pursuant to which this Agreement is being terminated.

(b) Effect of Termination. Any valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the delivery of written notice by the terminating Party to the other Parties. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party (or any partner, member, stockholder, director, officer, employee, Affiliate or Representative of such Party) to the other Parties, as applicable, except that Section 6.12, this Section 8.2, Section 8.3 and Article IX will each survive the termination of this Agreement. Notwithstanding the foregoing, no termination of this Agreement will relieve any Party from any liability for fraud or any Willful and Material Breach of this Agreement by such Party prior to termination (which liability or damages the Parties acknowledge and agree shall not be limited to reimbursement of out-of-pocket fees, costs or expenses incurred in connection with the Transactions and may include, pursuant to Section 261(a)(1) of the DGCL, monetary damages based on the loss of the economic benefit of the Transactions to the Company Parties, the Company Stockholders, the holders of Holdings Units, and the Equity Award Holders in the case of any such fraud or Willful and Material Breach of the Agreement by a Parent Party, which shall be deemed to be damages payable to the Company or Holdings, as applicable). In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement or the Clean Team Agreement, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.

8.3 Fees and Expenses.

(a) General. Except as set forth in this Agreement, all fees and expenses incurred in connection with this Agreement and the Mergers shall be paid by the Party incurring such fees and expenses whether or not the Mergers are consummated. For the avoidance of doubt, Parent or the Surviving Entities shall be responsible for all fees and expenses of the Payment Agent. Except as set forth in Section 2.9(e), Parent shall pay or cause to be paid all (i) transfer, stamp and documentary Taxes or fees; and (ii) sales, use, gains, real property transfer and other similar Taxes or fees, in each case, arising out of or in connection with entering into this Agreement and the consummation of the Mergers.

(b) Company Payments.

(i) If (A) this Agreement is validly terminated pursuant to Section 8.1(c) (Termination Date), Section 8.1(d) (Company Party Breach) or Section 8.1(h) (Stockholder Consent); (B) following the execution and delivery of this Agreement and prior to such termination of this Agreement, any Person shall have publicly announced an Acquisition Proposal and not withdrawn or otherwise abandoned such Acquisition Proposal prior to such termination; and (C) within twelve (12) months following such termination of this Agreement, either an Acquisition Transaction is consummated or the Company enters into a definitive agreement providing for the consummation of an Acquisition Transaction and such Acquisition Transaction is subsequently consummated, then the Company shall promptly (and in any event within three (3) Business Days of such termination) after such consummation pay to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent. For purposes of this Section 8.3(b)(i), all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

(ii) If this Agreement is validly terminated pursuant to Section 8.1(e), (Company Board Recommendation Change) then the Company must promptly (and in any event within three (3) Business Days) following such termination pay to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.

(iii) If this Agreement is validly terminated pursuant to Section 8.1(g), (Superior Proposal) then the Company must prior to or concurrently with such termination pay to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.

(c) Parent Payments. If this Agreement is validly terminated by Parent on the Termination Date pursuant to Section 8.1(c) (Termination Date) and Parent has not elected to extend the Termination Date to the Extended Termination Date pursuant to the first proviso thereof, then Parent must promptly (and in any event within three (3) Business Days) following such termination pay to the Company the Parent Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by the Company.

(d) Single Payment Only. The Parties acknowledge and agree that in no event will the Company be required to pay the Company Termination Fee or the Parent Termination Fee, as applicable, on more than one occasion, whether or not the Company Termination Fee or the Parent Termination Fee, as applicable, may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.

(e) Sole Remedy. (i) Parent’s receipt of the Company Termination Fee, to the extent owed pursuant to Section 8.3(b), will be the sole and exclusive remedies of (A) the Parent Parties; and (B) the former, current and future holders of any equity, controlling persons, Affiliates (other than the Parent Parties), Representatives, members, managers, general or limited partners, stockholders and assignees of each of the Parent Parties (collectively, the “Parent Related Parties”) against (x) the members of the Company Group and each of their respective Affiliates; and (y) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the member of the Company Group and each of their respective Affiliates (collectively, the “Company Related Parties”) in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, and upon payment of the Company Termination Fee, none of the Company Related Parties will have any further liability or obligation to the Parent Parties or any Parent Related Parties relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Parent Parties and their respective Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement, the Clean Team Agreement and Section 8.3(a), as applicable) and (ii) the Company’s receipt of the Parent Termination Fee, to the extent owed pursuant to Section 8.3(c), will be the sole and exclusive remedies of the Company Related Parties against the Parent Parties and the Parent Related Parties in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, and upon payment of the Parent Termination Fee, none of Parent and the Parent Related Parties will have any further liability or obligation to the Company or any Company Related Parties relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement, the Clean Team Agreement and Section 8.3(a), as applicable). The Company Related Parties and the Parent Related Parties, as applicable, are intended third party beneficiaries of this Section 8.3(d). This Section 8.3(e) shall not limit the Parties’ rights to specific enforcement of any obligations under this Agreement pursuant to Section 9.8(b).

8.4 Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of the Parent Parties and the Company Parties (pursuant to authorized action by the Company Board (or a committee thereof)), except that in the event that the Company has received the Requisite Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the DGCL without such approval.

8.5 Extension; Waiver. At any time and from time to time prior to the Holdings Merger Effective Time, any Party may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable; (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance by the other Party with any of the agreements or conditions contained herein applicable to such Party (it being understood that the Parent Parties shall be deemed a single Party solely for purposes of this Section 8.5). Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

ARTICLE IX

GENERAL PROVISIONS

9.1 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Company Parties and the Parent Parties contained in this Agreement or in any certificate delivered pursuant to this Agreement will terminate at the Closing, except that any covenants that by their terms survive the Closing shall survive the Closing in accordance with their respective terms.

9.2 Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below:

(a)	if to a Parent Party to:

WiseTech Global Limited

25 Bourke Road,

Alexandria NSW 2015

Australia

Attn:  Company Secretary

Email: company.secretary@wisetechglobal.com

with a copy (which will not constitute notice) to:

Cravath, Swaine & Moore LLP

Two Manhattan West, 375 Ninth Avenue

New York, NY 10001

Attn:  George F. Schoen

             G.J. Ligelis Jr.

Email:   gschoen@cravath.com

            gligelisjr@cravath.com

(b)	if to a Company Party (prior to the Company Merger Effective Time) to:

E2open Parent Holdings, Inc.

14135 Midway Road, Suite G300

Addison, TX 75001

Attn:   General Counsel

Email:    generalcounsel@e2open.com

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn:    Daniel Wolf, P.C.

      Lauren M. Colasacco, P.C.

Email:   daniel.wolf@kirkland.com

      lauren.colasacco@kirkland.com

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address or e-mail address through a notice given in accordance with this Section 9.2, except that that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.2 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice; or (B) that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.

9.3 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other Parties, except that the Parent Parties may assign, in their sole discretion, any of or all its rights, interests and obligations under this Agreement to any direct or indirect wholly owned Subsidiary of Parent but no such assignment shall relieve the Parent Parties, as applicable, of any of their respective obligations under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and shall inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 9.3 is null and void.

9.4 Confidentiality. The Parent Parties and the Company Parties hereby acknowledge that Parent and the Company have previously executed the Confidentiality Agreement and the Clean Team Agreement, each of which shall continue in full force and effect in accordance with its terms. Each Parent Party and their respective Representatives shall hold and treat all documents and information concerning the Company Group furnished or made available to the Parent Parties or their respective Representatives in connection with the Mergers in accordance with the Confidentiality Agreement and the Clean Team Agreement, as applicable. By executing this Agreement, each of the Parent Parties agrees to be bound by, and to cause their respective Representatives to be bound by, the terms and conditions of the Confidentiality Agreement and the Clean Team Agreement as if they were parties thereto.

9.5 Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to herein, including the Confidentiality Agreement, the Clean Team Agreement and the Company Disclosure Letter constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Each of the Confidentiality Agreement and the Clean Team Agreement will (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the Company Merger Effective Time and the date on which the Confidentiality Agreement or the Clean Team Agreement, as applicable, expires in accordance with its terms or is validly terminated by the parties thereto. The Company Disclosure Letter is “facts ascertainable” as that term is used in Section 251(b) of the DGCL, and does not form part of this Agreement but instead operates upon the terms of this Agreement as provided herein.

9.6 Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, except (a) as set forth in or as contemplated by Section 6.9 or Section 6.19, (b) if the Closing occurs, for the right of the Equity Award Holders to be entitled to the consideration in respect of their Equity Awards set forth in, and subject to the terms of, Section 2.8, (c) as set forth and provided by Section 9.15, (d) as set forth in or contemplated by Section 8.3(d) and (e) if any Parent Party Willfully and Materially Breaches this Agreement, then, following the termination of this Agreement, the Company may seek damages and other relief (including equitable relief) on behalf of (i) the Equity Award Holders and (ii) the Company Stockholders and holders of Holdings Units (who are each third party beneficiaries hereunder solely to the extent necessary for this clause (e)(ii) to be enforceable). Notwithstanding anything herein to the contrary, unless otherwise required by applicable Law, the rights granted pursuant to clause (d)(ii) of this Section 9.6 and the provisions of Section 8.2(b) with respect to the recovery of damages based on the losses suffered by the Company Stockholders and the holders of Holdings Units (including the loss of economic benefit of the Transactions to the Company Stockholders and the holders of Holdings Units pursuant to Section 261 of the DGCL) will only be enforceable on behalf of the holders of shares of Company Common Stock, the holders of Holdings Units and the Equity Award Holders by the Company, in its sole and absolute discretion, as representative for such holders and may, in the Company’s sole and absolute discretion, as representative for the Company Stockholders or the holders of Holdings Units, as applicable, be (x) distributed, in whole or in part, by the Company to the Company Stockholders, the holders of Holdings Units, and the Equity Award Holders of record as of any date determined by the Company or (y) retained by the Company for the use and benefit of the Company on behalf of the Company Stockholders, the holders of Holdings Units, and the Equity Award Holders, in any manner the Company deems fit.

9.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.8 Remedies.

(a) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Although the Company Parties may pursue both a grant of specific performance and monetary damages, under no circumstances will the Company Parties be permitted or entitled to receive both a grant of specific performance that results in the occurrence of the Closing and monetary damages (including any monetary damages in lieu of specific performance).

(b) Specific Performance. The Parties acknowledge and agree that (A) irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions; (B) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; (C) neither the ability of either Party to recover damages for fraud or any Willful and Material Breach of this Agreement nor the provisions of Section 8.3 are intended to and do not adequately compensate the Company Parties, on the one hand, or the Parent Parties, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (D) the right of specific enforcement is an integral part of the Mergers and without that right, neither the Company Parties nor the Parent Parties would have entered into this Agreement. The Parties agree not to raise any objections to (1) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company Parties, on the one hand, or the Parent Parties, on the other hand; and (2) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Parent Parties pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. The Parties further agree that (x) by seeking the remedies provided for in this Section 9.8, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement, and (y) nothing set forth in this Section 9.8 shall require any Party to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 9.8 prior to, or as a condition to, exercising any termination right under Article VIII (and pursuing damages after such termination), nor shall the commencement of any Legal

Proceeding pursuant to this Section 9.8 or anything set forth in this Section 9.8 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Agreement that may be available then or thereafter.

9.9 Governing Law. This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of the Parties in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

9.10 Consent to Jurisdiction.

(a) General Jurisdiction. Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Mergers, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, and nothing in this Section 9.10 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement or the transactions contemplated hereby or thereby; (iii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement or the transactions contemplated hereby or thereby shall be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it shall not bring any Legal Proceeding relating to this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts. Each of the Parent Parties and the Company Parties agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

9.11 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE MERGERS. EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

9.12 No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no Parent Related Parties or Company Related Parties (other than the Company Parties) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise, including under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or other Environmental Laws) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith.

9.13 Company Disclosure Letter References. The Parties agree that the disclosure set forth in any particular section or subsection of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of the Company Parties that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company Parties that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.

9.14 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or via DocuSign or similar electronic signature platform (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

9.15 Financing Provisions. Notwithstanding anything in this Agreement to the contrary (including Section 8.4 or any other provisions of this Article IX): each of the parties hereto and the Company Related Parties hereby: (a) agrees that any Legal Proceeding, whether in law or in equity, whether in contract or in tort or otherwise, involving one or more potential sources of any debt financing for the Transactions, including as applicable any actual or potential arrangers, underwriters, initial purchasers or parties functioning in a similar capacity, and any actual or potential lenders or investors, together with each Affiliate thereof and each officer, director, employee, partner, controlling person, advisor, attorney, agent and representative of each such Person or Affiliate and their respective successors and permitted assigns (“Financing Sources”), arising out of or relating to, this Agreement, any debt financing for the Transactions or any of the agreements (including any commitment letters) entered into in connection with any such debt financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, and any appellate court thereof (without giving effect to any conflicts of law principles that would result in the application of the applicable Law of another state) and each party hereto and the Company Related Parties irrevocably submits itself and its property with respect to any such Legal Proceeding to the exclusive jurisdiction of such court, and agrees not to bring or support any such Legal Proceeding against any Financing Source in any forum other than such courts, (b) agrees that any such Legal Proceeding shall be governed by the Laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the Laws of another state), (c) agree not to bring or support any Legal Proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Financing Source in any way arising out of or relating to, this Agreement, the Financing (including any commitment letters) or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any federal or state court in the Borough of Manhattan, New York, New York, (d) agrees that service of process, summons, notice or document by registered mail addressed to it at its address provided in Section 9.2 shall be effective service of process against it for any such action brought in any such court, (e) irrevocably waive, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Legal Proceeding in any such court, (f) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable Law all rights of trial by jury in any such Legal Proceeding brought against any Financing Source in any way arising out of or relating to, this Agreement or any debt financing for the Transactions (including any commitment letters) or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (g) agrees that only Parent (including its permitted successors and assigns under any of the agreements entered into in connection with any financing for the Transactions) shall be permitted to bring any claim (including any claim for specific performance) against a Financing Source for failing to satisfy any obligation to fund any such financing pursuant to the terms of any of the agreements entered into in connection with any such financing and that none of the Company Related Parties shall be entitled to seek the remedy of specific performance with respect to Parent’s rights under such agreements against the Financing Sources party thereto, (h) agrees that none of the Financing Sources shall have any liability to the Company Related Parties or Representatives relating to or arising out of this Agreement, any debt financing for the Transactions or any of the agreements entered into in connection with any such debt financing and no Financing Source shall have any rights or claims against any Company Related Party in connection with this Agreement, (i) agrees in no event will any Financing Source be liable for consequential, special, exemplary, punitive or indirect damages (including any loss of profits, business, or anticipated savings), or damages of a tortious nature in connection with any debt financing for the Transactions, and (j) agrees that the Financing Sources are express third party beneficiaries of, and may enforce, any of the provisions of this Section 9.15 and that such provisions (and any other provision of this Agreement, including the definition of “Financing Sources” to the extent an amendment, supplement, waiver or other modification of such provision would modify the substance of this Section 9.15) may not be amended, modified or waived without the prior written consent of the Financing Sources. Notwithstanding the foregoing, nothing in this Section 9.15 shall in any way limit or modify the rights and obligations of Parent under this Agreement or any Financing Sources obligations to Parent under any of the agreements entered into in connection with any debt financing for the Transactions. “Company Related Party” shall mean the Company and its affiliates and its affiliates’ stockholders, partners, members, officers, directors, employees, controlling persons, agents and representatives.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

WISETECH GLOBAL LIMITED

By:	/s/ Richard White
Name:	Richard White
Title:	Executive Chair & Chief Innovation Officer

EMERALD PARENT MERGER SUB CORP.

By:	/s/ Andrew Cartledge
Name:	Andrew Cartledge
Title:	Director

EMERALD HOLDINGS MERGER SUB LLC

By:	/s/ Andrew Cartledge
Name:	Andrew Cartledge
Title:	President

E2OPEN PARENT HOLDINGS, INC.

By:	/s/ Susan E. Bennett
Name:	Susan E. Bennett
Title:	Chief Legal Officer & Secretary

E2OPEN HOLDINGS, LLC

By: E2open Parent Holdings, Inc.

By:	/s/ Susan E. Bennett
Name:	Susan E. Bennett
Title:	Chief Legal Officer & Secretary

Exhibit A

TRA Amendment

[Included as Annex C of this Information Statement]

Exhibit B

Form of Certificate of Incorporation of the Surviving Corporation

[Omitted]

Exhibit C

Form of Written Consent

[Omitted]

Annex B

May 24, 2025

Board of Directors

E2open Parent Holdings, Inc.

9600 Great Hills Trail,

Suite 300E Austin, TX 78759

Members of the Board of Directors:

We understand that WiseTech Global Limited (the “Parent”), Emerald Parent Merger Sub Corp., a wholly owned subsidiary of the Parent (“Company Merger Sub”), Emerald Holdings Merger Sub LLC, a wholly owned subsidiary of Parent (“Holdings Merger Sub” and together with Parent and Company Merger Sub, the “Parent Parties”), E2open Parent Holdings, Inc. (the “Company”) and E2open Holdings, LLC (“Holdings” and, together with the Company, the “Company Parties”) propose to enter into an Agreement and Plan of Merger (the “Agreement”), which provides, among other things, for the merger of Company Merger Sub with and into the Company (the “Company Merger”) with the Company surviving the merger as a wholly owned subsidiary of the Parent, along with the merger of Holdings Merger Sub with and into Holdings (the “Holdings Merger” and together with the Company Merger, the “Transaction”), and that, in connection with the Transaction, each issued and outstanding share of Company Class A common stock, par value $0.0001 per share, of the Company (the “Company Shares”), (other than (i) Owned Company Shares and (ii) Dissenting Company Shares (each as defined in the Agreement), ((i) and (ii), collectively, the “Excluded Shares”) will be cancelled and converted into the right to receive $3.30 in cash (the “Per Share Price”). Immediately prior to the execution of the Agreement, the Company, Holdings and other requisite parties will enter into Tax Receivable Agreement Amendment No. 1 (the “TRA Amendment”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

The board of directors of the Company (the “Board”) has requested our opinion as to whether the Per Share Price payable to the holders of Company Shares (other than the Excluded Shares) in the Transaction pursuant to the Agreement is fair, from a financial point of view, to such holders.

In arriving at our opinion set forth below, we have, among other things: (i) reviewed a draft of the Agreement dated May 23, 2025; (ii) reviewed certain publicly available business and financial information that we deemed to be generally relevant concerning the Company and the industry in which it operates, including certain publicly available research analyst reports and the reported price and historical trading activity for the Company Shares; (iii) compared the financial and operating performance of the Company with publicly available information concerning certain other public companies we deemed generally relevant, including data related to public market trading levels and implied trading multiples; (iv) reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Company, including certain financial forecasts relating to the Company prepared by the management of the Company (the “Forecasts”); and (v) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion. In addition, we have held discussions with certain members of the management of the Company regarding the Transaction, the past and current business operations and financial condition and prospects of the Company, the Forecasts and certain other matters we believed necessary or appropriate to our inquiry.

In arriving at our opinion, we have, with your consent, relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished or made available to us by the Company and its associates, affiliates and advisors, or otherwise reviewed by or for us, and we have not assumed any responsibility or liability therefor. We have not conducted any valuation or appraisal of any assets or liabilities of the Company, nor have any such valuations or appraisals been provided to us, and we do not express any opinion as to the value of such assets or liabilities. We have not evaluated the solvency or fair value of the Company, Holdings or Parent under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or the facilities of the Company, Holdings or Parent. At the direction of the management of the Company, we have used and relied upon the Forecasts for purposes of our opinion. In relying on the Forecasts, we have assumed, at your direction and at the direction of the Company, that they have been reasonably prepared by the management of the Company based on assumptions reflecting the best currently available estimates and judgments by the Company’s management as to the expected future results of operations and financial condition of the Company and that the financial results reflected in such Forecasts will be achieved at the times and in the amounts projected. We express no view as to the reasonableness of the Forecasts and the assumptions on which they are based.

We have assumed that the transactions contemplated by the Agreement will be consummated as contemplated in the Agreement without any waiver or amendment of any terms or conditions, including, among other things, that the parties will comply with all material terms of the Agreement and that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the Transaction, no material delays, limitations, conditions or restrictions will be imposed. For purposes of rendering this opinion, we have assumed that there has not occurred any material change in the assets, financial condition, results of operations, business or prospects of the Company since the date of the most recent audited financial statements and other information, financial or otherwise, relating to the Company made available to us, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading. We do not express any opinion as to any tax or other consequences that may result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters. We have relied as to all legal, tax and regulatory matters relevant to rendering our opinion upon the assessments made by the Company and its other advisors with respect to such issues. In arriving at our opinion, we have not taken into account any litigation, regulatory or other proceeding that is pending or may be brought against the Company or Holdings or any of their respective affiliates. In addition, we have relied upon and assumed, without independent verification, that the final form of the Agreement will not differ in any material respect from the draft of the Agreement reviewed by us.

Our opinion is necessarily based on securities markets, economic, monetary, financial and other general business and financial conditions as they exist and can be evaluated on, and the information made available to us as of, the date hereof and the conditions and prospects, financial and otherwise, of the Company as they were reflected in the information provided to us and as they were represented to us in discussions with the management of the Company. We are expressing no opinion herein as to the price at which the Company Shares will trade at any future time. Our opinion is limited to the fairness, from a financial point of view, to the holders of the Company Shares (other than the Excluded Shares) of the Per Share Price payable to such holders in the Transaction pursuant to the Agreement. We have not been requested to opine as to and we do not express any opinion as to the Company’s or the Board’s underlying business decisions to engage in the Transaction or the relative merits of the Transaction as compared to any alternative transaction. We have not been asked to, nor do we, offer any opinion as to the terms, other than the Per Share Price to the extent expressly set forth herein, of the Transaction, the Agreement, the TRA Amendment or any other agreement entered into in connection with the Transaction.

We and our affiliates are engaged in a wide range of financial advisory and investment banking activities. In addition, in the ordinary course of their asset management, merchant banking and other business activities, our affiliates may trade in the securities of the Company, Holdings, Parent and any of their respective affiliates, for their own accounts or for the accounts of their affiliates and customers, and may at any time hold a long or short position in such securities. We are acting as financial advisor to the Company with respect to the Transaction and will receive a fee from the Company for our services, a portion of which is payable upon delivery of this opinion and the remaining portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses and indemnify us against certain liabilities that may arise out of our engagement. We and our affiliates may in the future provide financial services to the Company, Holdings, Parent and/or their respective affiliates in the ordinary course of our businesses from time to time and may receive fees for the rendering of such services. We have provided and are currently providing financial advisory services to CC Capital Partners, LLC, an affiliate of which is a shareholder of the Company, and its affiliates, for which we have received and may receive fees, including with respect to mergers and acquisitions transactions that, to our knowledge, are unrelated to the Transaction, and including an announced transaction involving the Westaim Corporation. We and our foreign investment banking affiliates also have provided and are currently providing financial advisory services to Francisco Partners, an affiliate of which is a shareholder of the Company, and its affiliates, for which we and our affiliates have received and may receive fees, including with respect to mergers and acquisitions transactions and equity advisory matters that, to our knowledge, are unrelated to the Transaction. In the past, we and our foreign investment banking affiliates have provided financial advisory services to Insight Partners, an affiliate of which is a shareholder of the Company, and its affiliates, for which we and our affiliates have received fees, including with respect to mergers and acquisitions transactions that, to our knowledge, are unrelated to the Transaction. We are currently advising a company in which a significant shareholder of Parent owns a minority equity interest in connection with a potential mergers and acquisitions transaction, for which we may receive a fee, and that, to our knowledge, is unrelated to the Transaction.

This opinion is provided for the benefit of the Board in connection with and for the purpose of its evaluation of the Transaction. This opinion should not be construed as creating any fiduciary duty on our part to any party. This opinion does not constitute a recommendation to the Board as to whether to approve the Transaction or a recommendation as to whether or not any holder of Company Shares or the holder of any other class of securities of the Company or Holdings should vote or otherwise act with respect to the Transaction or any other matter. In addition, the Board has not asked us to address, and this opinion does not address, (i) the fairness to, or any other consideration of, the holders of any class of securities (other than holders of Company Shares and then only to the extent expressly set forth herein) or creditors or other constituencies of the Company or Holdings or (ii) the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Parent, the Company, Holdings or any class of such persons, whether relative to the Per Share Price pursuant to the Agreement or otherwise. We also express no opinion regarding the consideration to be received under the Agreement by any holder of Company Common Stock (as such term is defined in the Agreement) other than in such holder’s capacity as a holder of Company Shares.

This opinion is given and speaks only as of the date hereof. It should be understood that subsequent developments may affect this opinion and the assumptions used in preparing it, and we do not have any obligation to update, revise, or reaffirm this opinion. This opinion has been approved by the Global Advisory Commitment Committee of Rothschild & Co US Inc.

On the basis of and subject to the foregoing, it is our opinion that, as of the date hereof, the Per Share Price payable to the holders of Company Shares (other than the Excluded Shares) in the Transaction pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

ROTHSCHILD & CO US INC.

Annex C

Execution Version

TAX RECEIVABLE AGREEMENT AMENDMENT NO. 1

This Tax Receivable Agreement Amendment No. 1 (this “Amendment”) is entered into as of May 25, 2025, by and among E2open Parent Holdings, Inc., a Delaware corporation (the “Corporate Taxpayer”), E2open Holdings, LLC, a Delaware limited liability company (“OpCo”), certain TRA Parties Affiliated with Insight Venture Management, LLC (collectively, “Insight”), certain TRA Parties Affiliated with Elliott Investment Management L.P. (collectively, “Elliott”) and each other TRA Party signatory to this Amendment (together with Insight and Elliott, the “Signatory Members”).

RECITALS

WHEREAS, the Corporate Taxpayer, OpCo, the Signatory Members and certain other persons entered into that certain Tax Receivable Agreement, dated as of February 4, 2021 (the “TRA”);

WHEREAS, concurrently herewith, the Corporate Taxpayer, OpCo, WiseTech Global Limited, an Australian public company limited by shares (“Parent”), Emerald Parent Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Company Merger Sub”), and Emerald Holdings Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Holdings Merger Sub and together with Parent and Company Merger Sub, “Parent Parties”), are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended, modified or restated in accordance with the terms thereof, the “Merger Agreement”);

WHEREAS, the Signatory Members have determined that it is in the best interest of the TRA Parties to enter into this Amendment;

WHEREAS, pursuant to Section 7.6(b) of the TRA, the TRA may be amended if approved in writing by each of the Corporate Taxpayer (as determined by the TRA Disinterested Majority) and by the TRA Parties who would be entitled to receive at least 50% of the total amount of the Early Termination Payments payable to all TRA Parties under the TRA if the Corporate Taxpayer had exercised its right of early termination on the date of the most recent Exchange prior to this Amendment (excluding all payments made to any TRA Party pursuant to the TRA since the date of the most recent Exchange) (such TRA Parties, the “Majority TRA Parties”);

WHEREAS, the Signatory Members collectively constitute the Majority TRA Parties;

WHEREAS, the Corporate Taxpayer has approved the execution of this Amendment by the Corporate Taxpayer and OpCo and the performance by the Corporate Taxpayer and OpCo of this Amendment and the consummation by the Corporate Taxpayer and OpCo of the transactions contemplated hereby; and

WHEREAS, in connection with the consummation of the Mergers or any Acquisition Transaction (each as defined below), the Corporate Taxpayer, OpCo and the Signatory Members desire to amend the TRA as set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Corporate Taxpayer, OpCo and the Signatory Members hereby agree as follows:

1. Amendment of the TRA; Definitions; References. This Amendment shall be deemed an amendment to the TRA and shall become effective and binding upon each of the parties to the TRA in accordance with its terms when executed and delivered by the Corporate Taxpayer, OpCo and the Signatory Members. To the extent there is a conflict or inconsistency between the terms of this Amendment and the terms of the TRA, the terms of this Amendment will control. Unless otherwise specifically defined herein or as may otherwise be specified, each capitalized term used herein (including the preamble and recitals hereto) but not otherwise defined herein shall have the meaning assigned to such term in the TRA. Each reference in the TRA to “this Agreement”, “hereunder”, “hereby”, “hereof” or words of like import shall mean and be a reference to the TRA as amended and supplemented by this Amendment. Each reference in this Amendment to an “Alternative Acquisition Agreement” shall mean and be a reference to any Alternative Acquisition Agreement (as defined in the Merger Agreement) that the Corporate Taxpayer and/or OpCo may enter into concurrently with terminating the Merger Agreement (or any alternative Alternative Acquisition Agreement) pursuant to Section 8.1(g) of the Merger Agreement (or any similar provision in any Alternative Acquisition Agreement), including any alternative Alternative Acquisition Agreement to any Alternative Acquisition Agreement. Each reference in this Amendment to the “Mergers” shall mean and be a reference to the “Mergers,” as defined in the Merger Agreement, and shall include any similar such term(s) in any Alternative Acquisition Agreement. Each reference in this Amendment to the “Acquisition Transaction” shall mean and be a reference to an “Acquisition Transaction,” as defined in the Merger Agreement, that is consummated by the Corporate Taxpayer and OpCo pursuant to an Alternative Acquisition Agreement and shall include any similar such term(s) in any alternative Alternative Acquisition Agreement. Except as expressly modified by this Amendment, prior to the consummation of the Mergers (or any Acquisition Transaction), the TRA shall remain in full force and effect in accordance with its terms, including with respect to any of the Signatory Members’ or other TRA Party’s rights or benefits in connection with any Exchange.

2. Payment. Notwithstanding anything to the contrary in the TRA, the parties agree that (a) the Corporate Taxpayer shall make payment to each TRA Party listed on Annex A hereof after the consummation of the Mergers (or any Acquisition Transaction) equal to the amount reflected opposite such TRA Party’s name on Annex A of this Amendment under the heading “TRA Payment” (such payments, the “TRA Payments”), (b) the terms and conditions set forth in Section 5.1 of the TRA shall not be applicable to such payments after the consummation of the Mergers (or any Acquisition Transaction), and (c) the TRA Payments contemplated by this Section 2 shall be made without regard to any Offset Liabilities. For each TRA Party for whom the Corporate Taxpayer has (in its books and records or otherwise) or has received wire transfer or other instructions for payment prior to the consummation of the Mergers (or any Acquisition Transaction), the Corporate Taxpayer shall make such payment to such TRA Party on the date of or as promptly as practicable (and in any event within 1 Business Day) after the consummation of the Mergers (or any Acquisition Transaction). For each TRA Party for whom the Corporate Taxpayer receives wire transfer or other instructions for payment after the consummation of the Mergers (or any Acquisition Transaction), the Corporate Taxpayer shall make such payment to such TRA Party as promptly as practicable (and in any event within 5 Business Days) after the receipt by the Corporate Taxpayer of such wire transfer or other instructions for payment for such TRA Party. The Signatory Members agree that the payment obligations set forth in this Section 2 amend, replace, and supersede, in all respects the obligations (including any notice or other delivery obligations) set forth in Article III and Article IV of the TRA in respect of the Merger Agreement (or any Alternative Acquisition Agreement), the Mergers (or any Acquisition Transaction) or any Exchange, and none of the Corporate Taxpayer, OpCo or any other Person shall have any other payment obligations to any TRA Parties (in their capacity as such) pursuant to the TRA other than to the extent contemplated by Section 5.2 of the TRA solely with respect to the TRA Payments contemplated hereby (for the avoidance of doubt, the foregoing shall not limit the obligations pursuant to Sections 4 and 5 of this Amendment or Section 7.13 of the TRA). For the avoidance of doubt, the TRA Payments constitute the entire amount of the Early Termination Payments to which the TRA Parties are entitled to receive pursuant to

Section 4.1(b) of the TRA and the parties are entering into this Amendment to memorialize the agreed calculations with respect to such payments. On behalf of all TRA Parties by way of this Amendment to the TRA, no TRA Party shall have any further right to payment as a result of this Amendment and the payment of the TRA Payment shall be in full satisfaction of any and all payment obligations of the Corporate Taxpayer or OpCo under the TRA, and this Amendment shall serve as a release of the Corporate Taxpayer and OpCo from any other obligation to make payments pursuant to the TRA other than to the extent contemplated by Section 5.2 of the TRA solely with respect to the TRA Payment contemplated hereby (for the avoidance of doubt, the foregoing shall not limit obligations pursuant to Sections 2, 4 and 5 of this Amendment). Upon the consummation of the Mergers (or any Acquisition Transaction) and the compliance by the Corporate Taxpayer with its obligations pursuant to this Section 2 to make the TRA Payments to the TRA Parties listed on Annex A, the TRA shall be terminated and no party thereunder shall have any further rights or obligations in connection therewith (except for Section 7.13 of the TRA which shall survive such termination solely with respect to Sections 4, 5 and 9 of this Amendment). For the avoidance of doubt, solely for tax purposes, the payments contemplated hereunder, other than any amounts required by law to be treated as imputed interest as reasonably determined by the Corporate Taxpayer, are intended to be treated as subject to Section 741 or Section 1001 of the Code, as applicable, and none of the Corporate Taxpayer, the Signatory Members, any of their respective Affiliates or any of the TRA Parties, will take a position for tax reporting purposes inconsistent therewith, except upon a “determination” within the meaning of Section 1313(a) of the Code (or comparable determination by an applicable taxing authority). For the avoidance of doubt, unless otherwise required by applicable law, any payments made to Elliott will be treated as additional Blocker Merger Consideration, as defined in the Business Combination Agreement dated as of October 14, 2020, by and among (i) CC Neuberger Principal Holdings I, a Cayman Islands exempted company, which domesticated as a Delaware corporation, (ii) Sonar Merger Sub I, LLC, a Delaware limited liability company, (iii) Sonar Merger Sub II, LLC, a Delaware limited liability company, (iv) Sonar Merger Sub III, LLC, a Delaware limited liability company, (v) Sonar Merger Sub IV, LLC, a Delaware limited liability company, (vi) Sonar Merger Sub V, LLC, a Delaware limited liability company, (vii) Sonar Merger Sub VI, LLC, a Delaware limited liability company, (viii) Insight (Cayman) IX Eagle Blocker, LLC, a Delaware limited liability company, (ix) Insight (Delaware) IX Eagle Blocker, LLC, a Delaware limited liability company, (x) Insight GBCF (Cayman) Eagle Blocker, LLC, a Delaware limited liability company, (xi) Insight GBCF (Delaware) Eagle Blocker, LLC, a Delaware limited liability company, (xii) Elliott Eagle JV LLC, a Delaware limited liability company, (xiii) PDI III E2open Blocker Corp., a Delaware corporation, (xiv) Sonar Company Merger Sub, LLC a Delaware limited liability company, (xv) E2open Holdings, LLC, a Delaware limited liability company, and (xvi) Insight Venture Partners, LLC, a Delaware limited liability company, solely in the capacity specified therein. For the avoidance of doubt, following the execution of this Amendment and until its termination pursuant to Section 3 of this Amendment, no payments shall be made in respect of the TRA by the Corporate Taxpayer other than the TRA Payments contemplated by Section 2 of this Amendment (provided, that, upon the termination of this Amendment without payment hereunder in the event of the termination of the Merger Agreement, the Corporate Taxpayer will pay or cause to be paid to the TRA Parties any payments which would have been required to have been paid following the date hereof but for this Amendment in accordance with the terms of the TRA (which shall be first due and payable promptly following such termination without interest thereon)).

3. Amendment Termination. This Amendment shall terminate and be of no force and effect (except for Sections 4 and 5, which shall survive such termination solely with respect to actions occurring prior to such termination) upon the termination of the Merger Agreement (or any Alternative Acquisition Agreement) pursuant to its terms; provided, however, that if the Merger Agreement (or any Alternative Acquisition Agreement) is terminated pursuant to Section 8.1(g) of the Merger Agreement (or any similar such provision in any Alternative Acquisition Agreement) in order for the Corporate Taxpayer to enter into an Alternative Acquisition Agreement (or any alternative Alternative Acquisition Agreement to any such Alternative Acquisition Agreement) to consummate an Acquisition Transaction concurrently with such termination, this Amendment shall not terminate and shall continue in full force and effect unless or until the termination of any such Alternative Acquisition Agreement (except for Sections 4 and 5, which shall survive such termination solely with respect to actions occurring prior to such termination). For the avoidance of doubt, the termination of this Amendment shall not by itself constitute a termination of the TRA. In the event that this Amendment is terminated in accordance with this Section 3, the TRA shall continue in full force and effect without giving effect to this Amendment. For the avoidance of doubt, this Amendment, including Section 6 hereof (except for Sections 4 and 5, which shall survive such termination solely with respect to actions occurring prior to such termination) shall be void ab initio upon termination of this Amendment.

4. Indemnification.

(a) The Corporate Taxpayer and OpCo acknowledge Section 7.13 of the TRA and agree that such section shall apply to, and not be limited by, this Amendment and the contemplated transactions. For clarity and without limiting the generality of the foregoing, the Corporate Taxpayer and OpCo acknowledge the reimbursement obligations in such section owed to the TRA Party Representative by the TRA Parties (including engaging attorneys, accountants, agents or consultants of the TRA Parties in connection with the TRA and paying any fees related thereto on behalf of the TRA Parties, subject to reimbursement by such TRA Parties). Subject to the terms set forth on Schedule I hereto, to the fullest extent permitted by law, the Corporate Taxpayer and OpCo (each an “Indemnifying Party”) shall, without duplication, indemnify and hold harmless the Signatory Members, any of their Affiliates, or any of the Signatory Members’ or their respective Affiliate’s directors, officers, employees or other agents (each a “Covered Person”) if any Covered Person is, or is threatened to be made, a party to or a participant in any Proceeding arising out or relating to the Signatory Members’ negotiation, execution and delivery of this Amendment and the transactions contemplated hereby (a “Claim”), against all Expenses, losses, liabilities and damages incurred by such Covered Person in connection with such Claim, including, without limitation, judgments or fines against any Covered Person and settlement amounts to the extent consented to in advance by the Corporate Taxpayer, paid or payable by a Covered Person with respect thereto; provided that the Corporate Taxpayer and OpCo shall not be obligated to indemnify and hold harmless any Covered Person in the event of any action or omission to the extent constituting, with respect to any Covered Person, gross negligence, willful misconduct or fraud, nor indemnify and hold harmless hereunder any Covered Person in respect of a Proceeding between Covered Persons or by any equityholder, limited partner, manager or Affiliate of a Covered Person (for the avoidance of doubt, the Corporate Taxpayer and OpCo are not Affiliates of a Covered Person). “Proceeding” means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or proceeding, whether of a civil, criminal, administrative or investigative nature, including any appeal therefrom, in which a Covered Person was, is or will be involved as a party, a potential party, a non-party witness or otherwise. “Expenses” include all reasonable, documented and actually incurred out-of-pocket attorneys’ fees, retainers, court costs, transcript costs, fees and costs of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond or other appeal bond or their equivalent and (ii) subject to the limitations of Section 5, Expenses incurred by any Covered Person in connection with the enforcement or defense of such Covered Person’s rights under this Amendment. Expenses, however, shall not include amounts paid in settlement by any Covered Person or the amount of judgments or fines against any Covered Person. Notwithstanding anything to the contrary in this Amendment, in no event shall any Covered Person be entitled to recover punitive, special, consequential (other than to the extent reasonably foreseeable), exemplary or indirect damages pursuant to this Section 4.

(b) Any Covered Person against whom any Claim is asserted in writing will provide the Corporate Taxpayer with prompt written notice of any such Claim, setting forth such Claim in reasonable detail based on the facts then known by the Covered Person, together with a copy of all papers served with respect to that Claim (if any). The failure to provide prompt notice of a Claim under this Amendment shall not affect the Indemnifying Party’s obligations under this Section 4, except to the extent the Indemnifying Party is materially prejudiced by such failure to provide prompt notice.

(c) In the event the Corporate Taxpayer and OpCo may be obligated to make any indemnity in connection with a Proceeding, the Corporate Taxpayer shall be entitled to assume the defense of such Proceeding by the Corporate Taxpayer’s own counsel, upon the delivery to such Covered Person of written notice of its election to do so. After delivery of such notice, the Corporate Taxpayer will not be liable to such Covered Person for any fees or expenses of counsel subsequently incurred by such Covered Person with respect to the same Proceeding. Notwithstanding the foregoing, the Corporate Taxpayer shall not be entitled to assume the defense of any Proceeding (and shall be liable for the fees and expenses of counsel incurred by the Covered Person in defending such Proceeding, subject to the terms set forth on Schedule I hereto) if it is reasonably likely that the Expenses, losses, liabilities and damages incurred by the Covered Person in connection therewith (including, without limitation, judgments or fines against any Covered Person and any settlement amounts paid or payable with respect thereto) would exceed the indemnification obligations of the Indemnifying Parties under this Section 4 of this Amendment and/or the expense advancement obligations under Section 5 of this Amendment by reason of the terms set forth on Schedule I hereto. Notwithstanding the Corporate Taxpayer’s assumption of the defense of any such Proceeding, the Corporate Taxpayer shall be obligated to pay the fees and expenses of such Covered Person’s separate counsel to the extent (i) the employment of separate counsel by such Covered Person is authorized in writing by the Corporate Taxpayer, (ii) counsel for the Corporate Taxpayer or such Covered Person shall have reasonably concluded that there is a conflict of interest between the Corporate Taxpayer and such Covered Person in the conduct of any such defense such that Covered Person needs to be separately represented, (iii) the Corporate Taxpayer is not financially or legally able to perform its indemnification obligations, or (iv) the Corporate Taxpayer shall not have retained, or shall not continue to retain, counsel to defend such Proceeding. Regardless of any provision in this Agreement, a Covered Person shall have the right to employ counsel in any Proceeding at a Covered Person’s personal expense.

(d) A Covered Person shall give the Corporate Taxpayer such information and cooperation in connection with the Proceeding as may be necessary or reasonably requested.

(e) The Corporate Taxpayer shall not be liable to indemnify a Covered Person for any settlement of any Proceeding (or any part thereof) without the Corporate Taxpayer’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

(f) The Corporate Taxpayer shall not settle any Proceeding (or any part thereof) in a manner that imposes any penalty or liability on a Covered Person without such Covered Person’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

5. Advancement of Expenses. Subject to the terms set forth on Schedule I hereto, Corporate Taxpayer shall advance the Expenses incurred by a Covered Person in connection with any Proceeding prior to its final disposition, and such advancement shall be made as soon as reasonably practicable, but in any event no later than 90 days, after the receipt by the Corporate Taxpayer of a written statement or statements requesting such advances from time to time (which shall include invoices received by such Covered Person in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditure made that would cause any Covered Person to waive any privilege accorded by applicable law shall not be included with the invoice). Advances shall be unsecured and interest free and made without regard to Covered Person’s ability to repay such advances. Each Covered Person hereby undertakes to repay any advance to the extent that it is ultimately determined that such Covered Person is not entitled (i) to be indemnified by the Corporate Taxpayer and OpCo; or (ii) in the case of Section 4(a)(ii), to the rights asserted in the enforcement or defense, and no other form of undertaking shall be required other than the execution of this Amendment. This Section 5 shall not apply to the extent advancement is prohibited by law and shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is not available under this Amendment to the extent of any Covered Person having engaged in fraud, gross negligence or willful misconduct as determined by a final non-appealable order of a court of competent jurisdiction.

6. Release. Each Signatory Member, on behalf of itself and its Affiliates and their respective successors and assigns, hereby (i) agrees that the payment by the Corporate Taxpayer of the TRA Payments is in full satisfaction of any and all payment obligations of the Corporate Taxpayer or OpCo under the TRA, and releases the Corporate Taxpayer and OpCo from any other obligation to make payments pursuant to the TRA other than to the extent contemplated by Section 5.2 of the TRA solely with respect to the TRA Payments contemplated hereby (for the avoidance of doubt, the foregoing shall not limit obligations pursuant to Sections 2, 4 and 5 of this Amendment or Section 7.13 of the TRA) and (ii) irrevocably waives, acquits, remises, discharges and forever releases each of the Corporate Taxpayer, OpCo and each of their respective Affiliates (collectively, the “Corporation Released Parties”) and each Covered Person from and against any and all liabilities and obligations of any kind or nature whatsoever arising with respect to the TRA or this Amendment other than with respect to the TRA Payments and to the extent contemplated by Section 5.2 of the TRA solely with respect to the TRA Payments contemplated hereby (for the avoidance of doubt, the foregoing shall not limit obligations pursuant to Sections 2, 4 and 5 of this Amendment or Section 7.13 of the TRA), whether absolute or contingent, liquidated or unliquidated, known or unknown, matured or unmatured or determined or determinable, and whether arising under any applicable law, contract, agreement, arrangement, commitment, undertaking or understanding, whether written or oral or otherwise at law or in equity, and each of the Signatory Members, on behalf of itself and its Affiliates and their respective successors and assigns, further covenants that it shall not institute or participate in any administrative proceeding, suit or action, at law or in equity, against any Corporation Released Party or any Covered Person by reason of any Claim released in this Section 4. It is understood and agreed that the Corporation Released Parties may plead and invoke the releases provided in this Amendment as a defense to any Claims released in this Section 6 brought by the Signatory Members. Each Signatory Member, on behalf of itself and its Affiliates and their respective successors and assigns, expressly waives and releases any and all rights and benefits under Section 1542 of the Civil Code of the State of California (or any similar law), which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

7. Transfers. Each Signatory Member agrees that, notwithstanding anything to the contrary in the TRA, prior to a valid termination of the Merger Agreement in accordance with the terms thereof, no Signatory Member may effect an Exchange or Transfer of any of its rights or obligations under the TRA held by a TRA Party to any Person.

8. Representations and Warranties of the Corporate Taxpayer and OpCo. The Corporate Taxpayer and OpCo represent and warrant to the Signatory Members that the execution and delivery by the Corporate Taxpayer and OpCo of this Amendment have been duly and validly authorized by all necessary corporation action on the on the part of the Corporate Taxpayer and all necessary limited liability company action on the part of OpCo. This Amendment has been duly and validly executed and delivered by each of the Corporate Taxpayer and OpCo and constitutes a valid and binding obligation of such each of the Corporate Taxpayer and OpCo, as applicable, enforceable against the Corporate Taxpayer and OpCo in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

9. Representations and Warranties of the Signatory Members. Each Signatory Member, severally and not jointly, represents and warrants to the Corporate Taxpayer and OpCo that the execution and delivery by such Signatory Member of this Amendment have been duly and validly authorized by all necessary organizational action on the part of such Signatory Member. This Amendment has been duly and validly executed and delivered by each of the Signatory Members and constitutes a valid and binding obligation of such each of Signatory Member, enforceable against such Signatory Member in accordance with its terms except as such enforcement may be limited by by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

10. Survival. The representations and warranties of the Corporate Taxpayer, OpCo and the Signatory Members contained in or made pursuant to this Amendment shall survive the execution and delivery of this Amendment.

11. Tax Matters.

(a) Following the Closing, Parent shall cause OpCo to, at its expense, prepare or cause to be prepared and file or cause to be filed any Tax Returns (as defined in the Merger Agreement or any Alternative Acquisition Agreement) required to be filed by it for any taxable period beginning on or before the Closing Date (such period, a “Pre-Closing Tax Period”) to the extent that (i) OpCo is treated as a pass-through entity for purposes of such Tax Return and (ii) the results of operations reflected on such Tax Returns are also reflected on the Tax Returns of the beneficial owners of OpCo (such Tax Return, an “OpCo Pre-Closing Tax Return”). All Pre-Closing Tax Returns of OpCo shall be prepared, and any positions and elections relating thereto made, in a manner consistent with the prior practice of OpCo, except as otherwise required by law.

(b) Following the Closing, except as may otherwise be required by law, the Corporate Taxpayer and its Subsidiaries shall not, without the prior written consent of the TRA Party Representative (not to be unreasonably withheld, conditioned or delayed) (i) file an amended Pre-Closing Tax Return with respect to OpCo for any Pre-Closing Tax Period, (ii) change any method of accounting for OpCo with respect to a Pre-Closing Tax Period that would require OpCo to file an amended Pre-Closing Tax Return or (iii) make any income tax election with retroactive effect to a Pre-Closing Tax Period that would require OpCo to file an amended Pre-Closing Tax Return, in each case, if such action would reasonably be expected to result in a disproportionate and material adverse impact on any of the TRA Parties (other than the Corporate Taxpayer and its Subsidiaries) relative to the Corporate Taxpayer and its Subsidiaries. Notwithstanding anything herein to the contrary or any organizational document of Opco to the contrary, no “push out” election under Section 6226 of the Code (or any corresponding election under state or local applicable Law) with respect to any Pre-Closing Tax Period shall be made or caused to be made in respect of Opco or any of its Subsidiaries.

(c) The consideration (including amounts treated as consideration for U.S. federal income Tax purposes) payable to the Members in respect of their Units (as defined in the LLC Agreement) in OpCo pursuant to the Merger Agreement shall be allocated among the assets of OpCo in accordance with the method set forth in Section 6.17 of the Company Disclosure Letter (the “Purchase Price Allocation Method”). Within ninety (90) days after the Closing Date, Parent shall prepare and deliver to the Member Representative (as such term is defined in the Merger Agreement) for its review a draft allocation statement (the “Allocation Statement”), which shall include a description of the amount of consideration allocated to property described in the Purchase Price Allocation Method, and Parent shall consider in good faith any reasonable comments to the Allocation Statement received from the Member Representative within thirty (30) days of receipt thereof. The parties (i) shall file or cause to be filed all Tax Returns in a manner consistent with the final Allocation Statement and (ii) shall not take any position for Tax purposes that is inconsistent with the final Allocation Statement, except, in each case, as required by applicable law.

(d) The Corporate Taxpayer and its Subsidiaries shall not cause OpCo to elect to be classified as a corporation for U.S. federal income Tax purposes effective prior to the date of the Closing.

12. Notices. All notices, demands and other communications to be given or delivered under this Amendment shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment) or received by email (with confirmation of transmission) prior to 5:00 p.m. eastern time on a Business Day and, if otherwise, on the next Business Day, (b) one (1) Business Day following delivery by reputable overnight express courier (charges prepaid) or (c) three (3) calendar days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing pursuant to the provisions of this Section 12, all notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the Person to receive such notice:

If to the Corporate Taxpayer or to OpCo (prior to the Mergers), to:

E2open Parent Holdings, Inc.

14135 Midway Road, Suite G300

Addison, Texas

Attn: General Counsel

Email: generalcounsel@e2open.com

with a copy (which shall not constitute notice to the Corporate Taxpayer or OpCo) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn:   Daniel Wolf, P.C.

     Lauren M. Colasacco, P.C.

Email:  daniel.wolf@kirkland.com

     lauren.colasacco@kirkland.com

If to the Corporate Taxpayer or to OpCo (following to the Mergers), to:

E2open Parent Holdings, Inc.

14135 Midway Road, Suite G300

Addison, Texas

Attn: General Counsel

Email: generalcounsel@e2open.com

with a copy (which shall not constitute notice to the Corporate Taxpayer or OpCo) to:

WiseTech Global Limited

25 Bourke Road,

Alexandria NSW 2015

Attn:    Company Secretary

Email:  company.secretary@wisetechglobal.com

and

Cravath, Swaine & Moore LLP

Two Manhattan West, 375 Ninth Avenue

New York, NY 10001

Attn:   George F. Schoen

     G.J. Ligelis Jr.

Email:  GSchoen@cravath.com

     GLigelisJr@cravath.com

If to Insight, to:

c/o Insight Partners

1114 Avenue of the Americas, 36th Floor

New York, NY 10036

Attention: Andrew Prodromos

Email: legalnotices@insightpartners.com

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Attention: Morgan Elwyn, Esq.

Email:  melwyn@willkie.com

If to Elliott, to:

c/o Elliott Investment Management L.P.

360 S. Rosemary Ave., 18th Floor

West Palm Beach, FL 33401

Attention: Srikrishnan M. Rajan

Email: sRajan@elliottmgmt.com

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, NY 10166

Attention: Richard J. Birns

        Kristen P. Poole

Email:  rbirns@gibsondunn.com

     kpoole@gibsondunn.com

If to the other TRA Parties:

To the current addresses on file in OpCo’s books and records, with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Attention: Morgan Elwyn, Esq.

Email:  melwyn@willkie.com

To the Persons signing acknowledgments, at the address or e-mail address set forth in the books and records of the Corporate Taxpayer.

Any Person may change its address or e-mail address by giving the TRA Party Representative, the Corporate Taxpayer and OpCo written notice thereof in the manner set forth above.

13. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

14. Entire Agreement; Third Party Beneficiaries. The TRA and this Amendment constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties to the TRA with respect to the subject matter hereof. This Amendment shall be binding upon and inure solely to the benefit of the parties to the TRA and their respective successors and permitted assigns, and nothing in this Amendment, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Amendment; provided that the Parent shall be an express third party beneficiary of this Amendment and this Amendment is enforceable by Parent in all respects.

15. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to any choice-of-law or conflict-of-law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

16. Severability. If any provision of this Amendment is determined to be invalid, illegal or unenforceable by any governmental entity, all other provisions of this Amendment shall nevertheless remain in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

16. Assignment; Amendments; Successors; Waiver.

(a) No party to the TRA may assign any of its rights or obligations under this Amendment to any Person (other than the Corporate Taxpayer to any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporate Taxpayer) without the prior written consent of the Corporate Taxpayer, OpCo and the Majority TRA Parties (and any purported assignment without such consent shall be null and void).

(b) Prior to the Mergers, no provision of this Amendment may be amended unless such amendment is approved in writing by the Corporate Taxpayer and the Majority TRA Parties, in which case such amendment shall be permitted. No provision of this Amendment may be waived unless such waiver is in writing and signed by the Person against whom the waiver is to be effective. Notwithstanding the foregoing, (i) prior to a valid termination of the Merger Agreement in accordance with the terms thereof, no provision of this Amendment or the TRA may be amended, modified or waived unless such amendment, modification or waiver is approved in writing by the Parent, in which case such amendment shall be permitted and (ii) from and after the Mergers, no provision of this Amendment or the TRA may be amended, modified or waived unless such amendment, modification or waiver is approved in writing by the Majority TRA Parties and the Corporate Taxpayer, in which case such amendment shall be permitted.

(c) The Corporate Taxpayer shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporate Taxpayer, by written agreement, expressly to assume and agree to perform this Amendment in the same manner and to the same extent that the Corporate Taxpayer would be required to perform if no such succession had taken place.

(d) No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Amendment, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

17. Titles and Subtitles. The titles of the sections and subsections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

18. Waiver of Jury Trial; Jurisdiction. The provisions of Sections 7.8 (Waiver of Jury Trial; Jurisdiction) of the TRA are incorporated herein by reference, mutatis mutandis, and shall be binding upon the parties hereto.

[Signature Page Follows]

IN WITNESS THEREOF, the undersigned have executed this Amendment as of the day and year first above written.

E2OPEN PARENT HOLDINGS, INC.
a Delaware corporation

By:	/s/ Susan E. Bennett
Name:	Susan E. Bennett
Title:	Chief Legal Officer & Secretary

E2OPEN HOLDINGS, LLC
a Delaware limited liability company

By:	E2open Parent Holdings, Inc., a Delaware corporation

By:	/s/ Susan E. Bennett
Name:	Susan E. Bennett
Title:	Chief Legal Officer & Secretary

INSIGHT

Insight E2open Aggregator, LLC
a Delaware limited liability company

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Signatory

Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, L.P., its general partner

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Signatory

Insight Venture Partners Growth-Buyout Coinvestment Fund (Delaware), L.P.

By: Insight Venture Associates Growth-Buyout Coinvestment, L.P., its general partner

By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Signatory

Insight Venture Partners (Cayman) IX, L.P.

By: Insight Venture Associates IX, L.P., its general partner

By: Insight Venture Associates IX, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Signatory

Insight Venture Partners (Delaware) IX, L.P.

By: Insight Venture Associates IX, L.P., its general partner

By: Insight Venture Associates IX, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Signatory

ELLIOTT

Helios Associates, LLC

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

Sesame Investment LP
By:	Middleton Investments Limited, as general partner
By:	Elliott Investment Management L.P., as investment manager

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

/s/ Adam Berger
Adam Berger

/s/ Tim Ivan Maudlin
Tim Ivan Maudlin

Timothy I. Maudlin 2021 Family Trust

By:	/s/ Tim Ivan Maudlin
Name:	Tim Ivan Maudlin
Title:	Authorized Signatory

Annex A

TRA Payments

[Omitted]

Schedule I

[Omitted]